UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08326

MFS VARIABLE INSURANCE TRUST

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

December 31, 2014

MFS® CORE EQUITY SERIES

MFS® Variable Insurance Trust

VVS-ANN

MFS® CORE EQUITY SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Core Equity Series

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

As 2015 begins, sharply lower oil prices are reshaping the global economy, adding to deflationary pressures in the eurozone and exacerbating challenges faced by oil exporters such as Russia. The U.S. economy stands on firmer ground, having expanded steadily over the past year. The U.S. labor market has regained momentum, consumer confidence is buoyant and gasoline prices have tumbled, boosting prospects for a stronger economic rebound in 2015.

Other regions are struggling. The eurozone economy is barely expanding, and the European Central Bank (ECB) has introduced large-scale asset purchases.

Despite Japan’s efforts to strengthen its economy, its sales tax increase last spring tipped the country into a recession, leading to additional monetary stimulus from the Bank of Japan. China’s economy is slowing as it transitions to a more sustainable basis, and its growth rate will likely continue to decline.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 13, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

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MFS Core Equity Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Apple, Inc.	2.6%
American International Group, Inc.	1.6%
Hess Corp.	1.6%
Visa, Inc., “A”	1.6%
JPMorgan Chase & Co.	1.4%
Wells Fargo & Co.	1.3%
MetLife, Inc.	1.3%
Twenty-First Century Fox, Inc.	1.3%
Discover Financial Services	1.2%
Chevron Corp.	1.2%

Equity sectors
Financial Services	18.7%
Technology	15.7%
Health Care	14.1%
Industrial Goods & Services	7.2%
Retailing	7.1%
Energy	7.0%
Consumer Staples	6.7%
Leisure (s)	5.1%
Utilities & Communications	5.1%
Special Products & Services	4.0%
Basic Materials	3.4%
Autos & Housing	2.5%
Transportation	2.0%

(s)	Includes securities sold short.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 12/31/14.

The portfolio is actively managed and current holdings may be different.

2

MFS Core Equity Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2014, Initial Class shares of the MFS Core Equity Series (“fund”) provided a total return of 11.24%, while Service Class shares of the fund provided a total return of 10.97%. These compare with a return of 12.56% over the same period for the fund’s benchmark, the Russell 3000 Index.

Market Environment

Early in the period, US equities suffered what proved to be a temporary setback due to concerns over emerging markets as well as what was perceived at the time to be a pause in US economic growth, partially caused by extreme weather events and a weak December 2013 labor market report. Markets soon recovered as the economic pause concluded and investors appeared to have become increasingly comfortable that newly-installed US Federal Reserve (“Fed”) Chair Janet Yellen would not make any substantial changes to the trajectory of Fed monetary policy.

A generally risk-friendly, carry trade environment persisted from February 2014 until mid-year. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the US, coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets late in the period with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading close to all-time highs and US Treasury yields were close to their lows for the period. However, credit markets did not fare as well in the second half of 2014, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility as oil prices began to decline in an accelerated fashion in the fourth quarter.

Detractors from Performance

Weak stock selection in the special products & services sector detracted from performance relative to the Russell 3000 Index. The fund’s overweight position in postsecondary education provider ITT Educational Services (h) held back relative returns. Shares of ITT Educational Services declined during the period reflecting weaker trends in new student enrollment and potential regulatory issues brought forward by the Securities and Exchange Commission (“SEC”). In addition, the Department of Education introduced sanctions against ITT Educational Services as the company did not submit 2013 audited financials within the deadline date which further pressured the stock.

Stock selection was also a negative factor affecting relative performance in the leisure sector, particularly the fund’s overweight positions in digital coupon marketplace operator RetailMeNot (h) and casino resorts operator Wynn Resorts. Shares of Wynn Resorts were negatively impacted by downward operating trends across the industry. The share price decline was also affected by the adverse impact from regulatory risks centered around anticorruption policies on the company’s Macau operations.

Elsewhere, the fund’s overweight positions in food retail stores operator Fairway Group Holdings, global integrated energy company Hess, oil and natural gas exploration and production company Noble Energy, complex metal parts manufacturer for the aerospace industry Precision Castparts and global industrial manufacturing and engineering company Colfax dampened relative performance. Shares of Fairway Group Holdings were pressured due to disappointing earnings results and the announcement that the company’s long-serving CEO was retiring. The timing of the fund’s ownership in shares of software giant Microsoft (h) and not owning strong-performing semiconductor company Intel, further weighed on relative returns.

Contributors to Performance

Stock selection in the health care sector contributed to relative performance. The fund’s overweight positions in development stage biopharmaceutical company Puma Biotechnology, medical devices and supply products manufacturer Covidien and specialty pharmaceutical company Actavis boosted results. Shares of Covidien skyrocketed late in the reporting period as the company announced that Medtronic had entered into an agreement to acquire the company at a significant premium.

Stock selection was also a positive factor affecting performance in the autos & housing sector. Within this sector, overweighting strong-performing paint and coating manufacturer Sherwin-Williams helped relative results. Shares of Sherwin-Williams rose as the company beat market expectations on the back of strong volume trends across all segments which were the primary drivers behind the outperformance. Additionally, the company raised its earnings guidance for the full year which also helped relative returns.

Elsewhere, the fund’s overweight positions in analog semiconductor devices developer Avago Technologies, computer and personal electronics maker Hewlett-Packard and retailer Burlington Stores aided relative performance. Shares of Hewlett-Packard benefited from total company sales growth driven by the PC segment. Additionally, Hewlett-Packard posted very strong free cash flows that

3

MFS Core Equity Series

Management Review – continued

could potentially provide adequate funds for stock repurchases, dividends and strategic Mergers & Acquisitions (M&A) activity. Not holding weak-performing diversified industrial conglomerate General Electric, internet retailer Amazon.com and diversified technology products and services company International Business Machines (IBM) also benefited relative returns as all three stocks underperformed the benchmark during the reporting period.

Respectfully,

Joseph MacDougall

Portfolio Manager

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Core Equity Series

PERFORMANCE SUMMARY THROUGH 12/31/14

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/14

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	8/14/96	11.24%	15.09%	7.66%
Service Class	5/01/00	10.97%	14.78%	7.40%

Comparative benchmark
Russell 3000 Index (f)		12.56%	15.63%	7.94%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 3000 Index – constructed to provide a comprehensive barometer for the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Core Equity Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2014 through December 31, 2014

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/14	Ending Account Value 12/31/14	Expenses Paid During Period (p) 7/01/14-12/31/14
Initial Class	Actual	0.90%	$1,000.00	$1,052.10	$4.66
	Hypothetical (h)	0.90%	$1,000.00	$1,020.67	$4.58
Service Class	Actual	1.15%	$1,000.00	$1,050.66	$5.94
	Hypothetical (h)	1.15%	$1,000.00	$1,019.41	$5.85

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Core Equity Series

PORTFOLIO OF INVESTMENTS – 12/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.8%
Aerospace – 3.2%
Honeywell International, Inc.	8,226	$821,934
Precision Castparts Corp.	2,047	493,081
Textron, Inc.	2,808	118,245
United Technologies Corp.	6,401	736,115

		$2,169,375

Alcoholic Beverages – 0.3%
Constellation Brands, Inc., “A” (a)	1,823	$178,964

Apparel Manufacturers – 0.9%
NIKE, Inc., “B”	571	$54,902
PVH Corp.	3,341	428,216
VF Corp.	1,710	128,079

		$611,197

Automotive – 1.2%
Delphi Automotive PLC	4,701	$341,857
Harley-Davidson, Inc.	4,023	265,156
Johnson Controls, Inc.	4,600	222,364

		$829,377

Biotechnology – 1.7%
Alexion Pharmaceuticals, Inc. (a)	2,135	$395,039
Biogen Idec, Inc. (a)	1,501	509,514
Exact Sciences Corp. (a)	1,303	35,754
Illumina, Inc. (a)	168	31,009
MiMedx Group, Inc. (a)(l)	3,812	43,952
Puma Biotechnology, Inc. (a)	839	158,798

		$1,174,066

Broadcasting – 2.5%
Time Warner, Inc.	7,236	$618,099
Twenty-First Century Fox, Inc.	22,352	858,429
Walt Disney Co.	2,135	201,096

		$1,677,624

Brokerage & Asset Managers – 1.7%
Affiliated Managers Group, Inc. (a)	671	$142,413
BlackRock, Inc.	893	319,301
Franklin Resources, Inc.	3,732	206,641
FXCM, Inc., “A”	7,862	130,273
NASDAQ OMX Group, Inc.	7,690	368,812

		$1,167,440

Business Services – 2.6%
Accenture PLC, “A”	2,886	$257,749
Bright Horizons Family Solutions, Inc. (a)	6,809	320,091
Fidelity National Information Services, Inc.	5,869	365,052
FleetCor Technologies, Inc. (a)	1,491	221,727
Forrester Research, Inc.	2,896	113,987
Gartner, Inc. (a)	3,127	263,325
Global Payments, Inc.	654	52,797
Wex, Inc. (a)	1,497	148,083

		$1,742,811

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Cable TV – 1.3%
Charter Communications, Inc., “A” (a)	1,676	$279,255
Comcast Corp., “Special A”	3,522	202,744
Time Warner Cable, Inc.	2,411	366,617

		$848,616

Chemicals – 1.4%
Agrium, Inc.	2,106	$199,397
E.I. du Pont de Nemours & Co.	5,969	441,348
LyondellBasell Industries N.V., “A”	3,404	270,244

		$910,989

Computer Software – 4.1%
Adobe Systems, Inc. (a)	5,431	$394,834
Check Point Software Technologies Ltd. (a)	8,197	644,038
Intuit, Inc.	1,998	184,196
Oracle Corp.	11,959	537,796
Qlik Technologies, Inc. (a)	10,668	329,535
Salesforce.com, Inc. (a)	11,092	657,867

		$2,748,266

Computer Software – Systems – 4.5%
Apple, Inc. (s)	15,645	$1,726,895
EMC Corp.	25,656	763,009
Hewlett-Packard Co.	3,583	143,786
NCR Corp. (a)	6,778	197,511
SS&C Technologies Holdings, Inc.	3,754	219,571

		$3,050,772

Construction – 1.3%
Fortune Brands Home & Security, Inc.	6,300	$285,201
Pool Corp.	1,424	90,339
Sherwin-Williams Co.	1,916	503,985

		$879,525

Consumer Products – 2.4%
Colgate-Palmolive Co.	6,486	$448,766
Estee Lauder Cos., Inc., “A”	1,854	141,275
Newell Rubbermaid, Inc.	8,085	307,958
Procter & Gamble Co.	8,008	729,449

		$1,627,448

Consumer Services – 1.4%
Nord Anglia Education, Inc. (a)	11,449	$218,447
Priceline Group, Inc. (a)	627	714,912

		$933,359

Containers – 0.1%
Crown Holdings, Inc. (a)	1,784	$90,806

Electrical Equipment – 1.8%
Advanced Drainage Systems, Inc.	9,773	$224,584
AMETEK, Inc.	5,836	307,149
Danaher Corp.	6,957	596,284
W.W. Grainger, Inc.	375	95,584

		$1,223,601

7

MFS Core Equity Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electronics – 3.9%
Altera Corp.	15,854	$585,647
Avago Technologies Ltd.	3,637	365,846
Broadcom Corp., “A”	7,738	335,288
Freescale Semiconductor Ltd. (a)	2,952	74,479
KLA-Tencor Corp.	2,973	209,061
Mellanox Technologies Ltd. (a)	4,671	199,592
Rubicon Technology, Inc. (a)(l)	11,907	54,415
Skyworks Solutions, Inc.	1,445	105,066
Texas Instruments, Inc.	12,120	647,996
Ultratech, Inc. (a)	4,513	83,761

		$2,661,151

Energy – Independent – 3.0%
Access Midstream Partners LP	2,427	$131,543
Anadarko Petroleum Corp.	3,655	301,538
Clayton Williams Energy, Inc. (a)	693	44,213
Concho Resources, Inc. (a)	838	83,591
CONSOL Energy, Inc.	1,267	42,837
Energy XXI (Bermuda) Ltd.	4,119	13,428
EOG Resources, Inc.	3,354	308,803
Goodrich Petroleum Corp. (a)(l)	6,722	29,846
Marathon Petroleum Corp.	4,224	381,258
Memorial Resource Development Corp. (a)	7,959	143,501
Noble Energy, Inc.	2,871	136,172
PDC Energy, Inc. (a)	767	31,654
Peabody Energy Corp.	1,394	10,790
Pioneer Natural Resources Co.	971	144,533
Rice Energy, Inc. (a)	2,303	48,294
Sanchez Energy Corp. (a)	2,031	18,868
Targa Resources Corp.	1,159	122,912

		$1,993,781

Energy – Integrated – 2.9%
Chevron Corp.	7,359	$825,533
Hess Corp. (s)	14,845	1,095,858

		$1,921,391

Food & Beverages – 2.8%
Coca-Cola Co.	16,776	$708,283
Flowers Foods, Inc.	6,946	133,294
General Mills, Inc.	5,452	290,755
Mondelez International, Inc.	10,275	373,239
Pinnacle Foods, Inc.	5,579	196,939
WhiteWave Foods Co., “A” (a)	6,151	215,223

		$1,917,733

Food & Drug Stores – 1.1%
CVS Health Corp.	7,281	$701,233
Fairway Group Holdings Corp. (a)(l)	18,924	59,611

		$760,844

Gaming & Lodging – 0.7%
Starwood Hotels & Resorts Worldwide, Inc.	1,579	$128,010
Wynn Resorts Ltd.	2,195	326,528

		$454,538

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
General Merchandise – 1.5%
Five Below, Inc. (a)	3,810	$155,562
Kohl’s Corp.	5,794	353,666
Target Corp.	6,738	511,482

		$1,020,710

Health Maintenance Organizations – 1.1%
UnitedHealth Group, Inc.	7,061	$713,796

Insurance – 3.1%
American International Group, Inc.	19,784	$1,108,102
MetLife, Inc.	15,952	862,844
Safety Insurance Group, Inc.	2,016	129,044

		$2,099,990

Internet – 3.0%
Facebook, Inc., “A “ (a)	7,080	$552,382
Google, Inc., “A” (a)	1,297	688,266
Google, Inc., “C” (a)	1,018	535,875
LinkedIn Corp., “A” (a)	1,074	246,709

		$2,023,232

Machinery & Tools – 2.1%
Colfax Corp. (a)	5,821	$300,189
Eaton Corp. PLC	1,665	113,153
IPG Photonics Corp. (a)	2,619	196,215
Joy Global, Inc.	5,437	252,929
Roper Industries, Inc.	3,659	572,085

		$1,434,571

Major Banks – 5.4%
Bank of America Corp.	41,354	$739,823
Goldman Sachs Group, Inc.	1,989	385,528
JPMorgan Chase & Co. (s)	14,590	913,042
Morgan Stanley	8,986	348,657
State Street Corp.	4,692	368,322
Wells Fargo & Co.	15,843	868,513

		$3,623,885

Medical & Health Technology & Services – 1.1%
Cerner Corp. (a)	1,473	$95,244
Express Scripts Holding Co. (a)	3,419	289,487
Healthcare Services Group, Inc.	3,709	114,719
McKesson Corp.	1,071	222,318

		$721,768

Medical Equipment – 4.6%
Abbott Laboratories	16,551	$745,126
AtriCure, Inc. (a)	4,563	91,077
Cepheid, Inc. (a)	1,601	86,678
Cooper Cos., Inc.	2,571	416,733
Covidien PLC	5,104	522,037
DENTSPLY International, Inc.	2,406	128,168
DexCom, Inc. (a)	1,298	71,455
Heartware International, Inc. (a)	476	34,953
OraSure Technologies, Inc. (a)	3,821	38,745
STERIS Corp.	778	50,453
Stryker Corp.	6,372	601,071

8

MFS Core Equity Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Medical Equipment – continued
TearLab Corp. (a)	14,680	$38,902
Thermo Fisher Scientific, Inc.	2,006	251,332

		$3,076,730

Metals & Mining – 0.3%
First Quantum Minerals Ltd.	6,434	$91,432
Lundin Mining Corp. (a)	27,049	133,173

		$224,605

Natural Gas – Pipeline – 0.3%
Williams Cos., Inc.	4,484	$201,511

Network & Telecom – 0.2%
Ixia (a)	9,159	$103,039

Oil Services – 1.1%
Forum Energy Technologies, Inc. (a)	1,720	$35,656
Halliburton Co.	3,322	130,654
Schlumberger Ltd.	7,089	605,471

		$771,781

Other Banks & Diversified Financials – 5.0%
American Express Co.	4,526	$421,099
BB&T Corp.	10,129	393,917
Discover Financial Services	12,774	836,569
EuroDekania Ltd.	50,820	27,673
PrivateBancorp, Inc.	9,803	327,420
Texas Capital Bancshares, Inc. (a)	4,787	260,078
Visa, Inc., “A”	4,168	1,092,850

		$3,359,606

Pharmaceuticals – 5.6%
AbbVie, Inc.	8,186	$535,692
Actavis PLC (a)	3,106	799,515
Bristol-Myers Squibb Co.	11,797	696,377
Eli Lilly & Co.	4,029	277,961
Endo International PLC (a)	5,372	387,429
Merck & Co., Inc.	7,997	454,150
Valeant Pharmaceuticals International, Inc. (a)	4,916	703,529

		$3,854,653

Railroad & Shipping – 1.4%
Canadian Pacific Railway Ltd.	2,101	$404,842
Union Pacific Corp.	4,785	570,037

		$974,879

Real Estate – 3.5%
Equity Lifestyle Properties, Inc., REIT	8,443	$435,237
Gramercy Property Trust, Inc., REIT	33,102	228,404
Medical Properties Trust, Inc., REIT	27,629	380,728
Mid-America Apartment Communities, Inc., REIT	6,804	508,123
Plum Creek Timber Co. Inc., REIT	9,748	417,117
Tanger Factory Outlet Centers, Inc., REIT	10,732	396,655

		$2,366,264

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Restaurants – 1.0%
Domino’s Pizza, Inc.	2,049	$192,954
YUM! Brands, Inc.	6,175	449,849

		$642,803

Specialty Chemicals – 1.6%
Albemarle Corp.	6,296	$378,578
Amira Nature Foods Ltd. (a)(l)	3,680	52,808
Axalta Coating Systems Ltd. (a)	12,151	316,169
W.R. Grace & Co. (a)	3,375	321,941

		$1,069,496

Specialty Stores – 3.6%
AutoZone, Inc. (a)	502	$310,793
Bed Bath & Beyond, Inc. (a)	4,971	378,641
Burlington Stores, Inc. (a)	7,766	367,021
L Brands, Inc.	4,657	403,063
Ross Stores, Inc.	4,029	379,774
Sally Beauty Holdings, Inc. (a)	7,329	225,293
Urban Outfitters, Inc. (a)	9,836	345,539

		$2,410,124

Telecommunications – Wireless – 1.1%
American Tower Corp., REIT	7,670	$758,180

Telephone Services – 1.1%
Verizon Communications, Inc.	16,561	$774,724

Tobacco – 1.2%
Altria Group, Inc.	7,579	$373,417
Philip Morris International, Inc.	4,946	402,852

		$776,269

Trucking – 0.6%
Swift Transportation Co. (a)	14,144	$404,943

Utilities – Electric Power – 2.5%
American Electric Power Co., Inc.	4,543	$275,851
Calpine Corp. (a)	7,847	173,654
CMS Energy Corp.	8,099	281,440
Dominion Resources, Inc.	2,420	186,098
Edison International	3,684	241,228
Exelon Corp.	4,466	165,599
NextEra Energy, Inc.	1,365	145,086
NRG Energy, Inc.	4,454	120,035
Pattern Energy Group, Inc.	4,494	110,822

		$1,699,813

Total Common Stocks (Identified Cost, $54,449,971)		$66,681,046

MONEY MARKET FUNDS – 1.4%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	961,007	$961,007

9

MFS Core Equity Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COLLATERAL FOR SECURITIES LOANED – 0.2%
Navigator Securities Lending Prime Portfolio, 0.16%, at Cost and Net Asset Value (j)	139,694	$139,694

Total Collateral for Securities Loaned (Identified Cost, $139,694)		$139,694

Total Investments (Identified Cost, $55,550,672)		$67,781,747

SECURITIES SOLD SHORT – (0.2)%
Gaming & Lodging – (0.2)%
Marriott International, Inc., “A” (Proceeds Received, $130,560)	(1,944)	$(151,690)

OTHER ASSETS, LESS LIABILITIES – (0.2)%		(177,441)

NET ASSETS – 100.0%		$67,452,616

(a)	Non-income producing security.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

(l)	A portion of this security is on loan.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and/or certain derivative transactions.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

At December 31, 2014, the fund had cash collateral of $9,626 and other liquid securities with an aggregate value of $707,209 to cover any commitments for securities sold short. Cash collateral is comprised of “Deposits with brokers” on the Statement of Assets and Liabilities.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

10

MFS Core Equity Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/14
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $54,589,665)	$66,820,740
Underlying affiliated funds, at cost and value	961,007
Total investments, at value, including $138,848 of securities on loan (identified cost, $55,550,672)	$67,781,747
Deposits with brokers	9,626
Receivables for
Fund shares sold	6,512
Interest and dividends	62,163
Other assets	739
Total assets		$67,860,787
Liabilities
Payables for
Securities sold short, at value (proceeds received, $130,560)	$151,690
Fund shares reacquired	57,200
Collateral for securities loaned, at value	139,694
Payable to affiliates
Investment adviser	5,645
Shareholder servicing costs	163
Distribution and/or service fees	56
Payable for independent Trustees’ compensation	9
Accrued expenses and other liabilities	53,714
Total liabilities		$408,171
Net assets		$67,452,616
Net assets consist of
Paid-in capital	$53,826,742
Unrealized appreciation (depreciation) on investments	12,209,945
Accumulated net realized gain (loss) on investments and foreign currency	968,746
Undistributed net investment income	447,183
Net assets		$67,452,616
Shares of beneficial interest outstanding		2,594,002

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$63,438,158	2,439,124	$26.01
Service Class	4,014,458	154,878	25.92

See Notes to Financial Statements

11

MFS Core Equity Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/14
Net investment income
Income
Dividends	$1,042,951
Interest	7,659
Dividends from underlying affiliated funds	502
Foreign taxes withheld	(1,742)
Total investment income		$1,049,370
Expenses
Management fee	$491,993
Distribution and/or service fees	10,141
Shareholder servicing costs	22,587
Administrative services fee	19,594
Independent Trustees’ compensation	2,677
Custodian fee	16,738
Shareholder communications	25,100
Audit and tax fees	54,655
Legal fees	548
Dividend and interest expense on securities sold short	1,181
Miscellaneous	10,801
Total expenses		$656,015
Fees paid indirectly	(1)
Reduction of expenses by investment adviser	(53,800)
Net expenses		$602,214
Net investment income		$447,156
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$8,461,990
Foreign currency	47
Net realized gain (loss) on investments and foreign currency		$8,462,037
Change in unrealized appreciation (depreciation)
Investments	$(2,022,422)
Securities sold short	(21,130)
Net unrealized gain (loss) on investments		$(2,043,552)
Net realized and unrealized gain (loss) on investments		$6,418,485
Change in net assets from operations		$6,865,641

See Notes to Financial Statements

12

MFS Core Equity Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2014	2013
Change in net assets
From operations
Net investment income	$447,156	$495,965
Net realized gain (loss) on investments and foreign currency	8,462,037	9,126,033
Net unrealized gain (loss) on investments and foreign currency translation	(2,043,552)	8,871,412
Change in net assets from operations	$6,865,641	$18,493,410
Distributions declared to shareholders
From net investment income	$(494,579)	$(618,002)
Change in net assets from fund share transactions	$(6,329,774)	$(7,406,477)
Total change in net assets	$41,288	$10,468,931
Net assets
At beginning of period	67,411,328	56,942,397
At end of period (including undistributed net investment income of $447,183 and $494,589, respectively)	$67,452,616	$67,411,328

See Notes to Financial Statements

13

MFS Core Equity Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$23.56	$17.68	$15.33	$15.65	$13.49
Income (loss) from investment operations
Net investment income (d)	$0.17	$0.17	$0.18	$0.11	$0.13
Net realized and unrealized gain (loss) on investments and foreign currency	2.47	5.92	2.30	(0.28)	2.18
Total from investment operations	$2.64	$6.09	$2.48	$(0.17)	$2.31
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.21)	$(0.13)	$(0.15)	$(0.15)
Net asset value, end of period (x)	$26.01	$23.56	$17.68	$15.33	$15.65
Total return (%) (k)(r)(s)(x)	11.24	34.60	16.23	(1.02)	17.21
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	1.00	1.00	1.00	1.01
Expenses after expense reductions (f)	0.90	0.90	0.90	0.91	0.91
Net investment income	0.70	0.80	1.05	0.72	0.93
Portfolio turnover	50	57	64	68	69
Net assets at end of period (000 omitted)	$63,438	$63,166	$53,504	$54,471	$62,602
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.90	0.90	0.90	0.90	0.90

See Notes to Financial Statements

14

MFS Core Equity Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$23.48	$17.63	$15.28	$15.59	$13.45
Income (loss) from investment operations
Net investment income (d)	$0.11	$0.11	$0.14	$0.07	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	2.46	5.90	2.29	(0.27)	2.17
Total from investment operations	$2.57	$6.01	$2.43	$(0.20)	$2.26
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.16)	$(0.08)	$(0.11)	$(0.12)
Net asset value, end of period (x)	$25.92	$23.48	$17.63	$15.28	$15.59
Total return (%) (k)(r)(s)(x)	10.97	34.23	15.95	(1.28)	16.86
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.23	1.25	1.25	1.25	1.26
Expenses after expense reductions (f)	1.15	1.15	1.15	1.16	1.16
Net investment income	0.45	0.55	0.81	0.47	0.67
Portfolio turnover	50	57	64	68	69
Net assets at end of period (000 omitted)	$4,014	$4,245	$3,438	$3,537	$4,623
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.15	1.15	1.15	1.15	1.15

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

15

MFS Core Equity Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Core Equity Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally

16

MFS Core Equity Series

Notes to Financial Statements – continued

traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$64,205,707	$—	$—	$64,205,707
Canada	1,532,373	—	—	1,532,373
Israel	644,038	—	—	644,038
Hong Kong	218,447	—	—	218,447
United Arab Emirates	52,808	—	—	52,808
Cayman Islands	—	—	27,673	27,673
Mutual Funds	1,100,701	—	—	1,100,701
Total Investments	$67,754,074	$—	$27,673	$67,781,747
Short Sales	$(151,690)	$—	$—	$(151,690)

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 12/31/13	$47,191
Change in unrealized appreciation (depreciation)	(19,087)
Proceeds from a tender offer	(431)
Balance as of 12/31/14	$27,673

The net change in unrealized appreciation (depreciation) from investments still held as level 3 at December 31, 2014 is $(19,087). At December 31, 2014, the fund held one level 3 security.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or

17

MFS Core Equity Series

Notes to Financial Statements – continued

eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options. At December 31, 2014, the fund did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2014 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)
Equity	$11

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2014 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)
Equity	$759

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Purchased Options – The fund purchased call options for a premium. Purchased call options entitle the holder to buy a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During

18

MFS Core Equity Series

Notes to Financial Statements – continued

the year ended December 31, 2014, this expense amounted to $1,181. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. At period end, the fund had investment securities on loan with a fair value of $138,848 and a related liability of $139,694 for cash collateral received on securities loaned, both of which are presented gross on the Statement of Assets and Liabilities. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

19

MFS Core Equity Series

Notes to Financial Statements – continued

During the year ended December 31, 2014, there were no significant adjustments due to differences between book and tax accounting.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/14	12/31/13
Ordinary income (including any short-term capital gains)	$494,579	$618,002

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/14
Cost of investments	$55,561,155
Gross appreciation	14,417,448
Gross depreciation	(2,196,856)
Net unrealized appreciation (depreciation)	$12,220,592
Undistributed ordinary income	447,183
Undistributed long-term capital gain	989,689
Other temporary differences	(31,590)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/14	Year ended 12/31/13
Initial Class	$473,006	$587,561
Service Class	21,573	30,441
Total	$494,579	$618,002

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2014, this management fee reduction amounted to $3,024, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses (such as short sale dividend and interest expenses incurred in connection with the fund’s investment activity), such that total annual operating expenses do not exceed 0.90% of average daily net assets for the Initial Class shares and 1.15% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2016. For the year ended December 31, 2014, this reduction amounted to $50,662 and is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

20

MFS Core Equity Series

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2014, the fee was $21,932, which equated to 0.0334% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2014, these costs amounted to $655.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.0299% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into services agreements (the Compliance Officer Agreements) which provided for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the Compliance Officer Agreement between the funds and Griffin Compliance LLC was terminated. For the year ended December 31, 2014, the aggregate fees paid by the fund under these agreements were $277 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreements in the amount of $114, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO, Assistant ICCO, and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2014, purchases and sales of investments, other than purchased option transactions, and short-term obligations, aggregated $32,744,689 and $39,384,040, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	188,516	$4,667,830	378,017	$7,890,348
Service Class	3,563	85,900	28,308	593,152
	192,079	$4,753,730	406,325	$8,483,500
Shares issued to shareholders in reinvestment of distributions
Initial Class	18,689	$473,006	28,006	$587,561
Service Class	854	21,573	1,454	30,441
	19,543	$494,579	29,460	$618,002
Shares reacquired
Initial Class	(449,384)	$(10,848,496)	(751,219)	$(15,580,081)
Service Class	(30,318)	(729,587)	(44,031)	(927,898)
	(479,702)	$(11,578,083)	(795,250)	$(16,507,979)

21

MFS Core Equity Series

Notes to Financial Statements – continued

	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Net change
Initial Class	(242,179)	$(5,707,660)	(345,196)	$(7,102,172)
Service Class	(25,901)	(622,114)	(14,269)	(304,305)
	(268,080)	$(6,329,774)	(359,465)	$(7,406,477)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2014, the fund’s commitment fee and interest expense were $237 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	704,325	13,500,308	(13,243,626)	961,007

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$502	$961,007

(8)	Subsequent Event

On December 2, 2014, the Board of Trustees of the fund approved a proposed Agreement and Plan of Reorganization, whereby MFS Core Equity Series, a series of MFS Variable Insurance Trust would be reorganized into MFS Core Equity Portfolio, a portfolio of MFS Variable Insurance Trust II. The Agreement and Plan of Reorganization is subject to the approval of the shareholders of the MFS Core Equity Series. The proposed Agreement and Plan of Reorganization provides for the transfer of the assets of the MFS Core Equity Series to the MFS Core Equity Portfolio and the assumption by the MFS Core Equity Portfolio of the liabilities of the MFS Core Equity Series in exchange solely for shares of beneficial interest in the MFS Core Equity Portfolio. Immediately following the transfer, the MFS Core Equity Portfolio shares received by the MFS Core Equity Series will be distributed to shareholders, pro rata, and the MFS Core Equity Series will be liquidated and terminated. If approved by shareholders, it is expected that the reorganization will occur on or around March 27, 2015.

22

MFS Core Equity Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Core Equity Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Core Equity Series (one of the series of MFS Variable Insurance Trust) (the “Fund”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Core Equity Series as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2015

23

MFS Core Equity Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

24

MFS Core Equity Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A

Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2015, the Trustees served as board members of 135 funds within the MFS Family of Funds.

25

MFS Core Equity Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Joseph MacDougall

26

MFS Core Equity Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for each of the one- and five-year periods ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

27

MFS Core Equity Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

28

MFS Core Equity Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

29

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

30

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

31

ANNUAL REPORT

December 31, 2014

MFS® GLOBAL EQUITY SERIES

MFS® Variable Insurance Trust

VGE-ANN

MFS® GLOBAL EQUITY SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Equity Series

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

As 2015 begins, sharply lower oil prices are reshaping the global economy, adding to deflationary pressures in the eurozone and exacerbating challenges faced by oil exporters such as Russia. The U.S. economy stands on firmer ground, having expanded steadily over the past year. The U.S. labor market has regained momentum, consumer confidence is buoyant and gasoline prices have tumbled, boosting prospects for a stronger economic rebound in 2015.

Other regions are struggling. The eurozone economy is barely expanding, and the European Central Bank (ECB) has introduced large-scale asset purchases.

Despite Japan’s efforts to strengthen its economy, its sales tax increase last spring tipped the country into a recession, leading to additional monetary stimulus from the Bank of Japan. China’s economy is slowing as it transitions to a more sustainable basis, and its growth rate will likely continue to decline.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 13, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Global Equity Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Walt Disney Co.	3.2%
Time Warner, Inc.	2.6%
Honeywell International, Inc.	2.5%
Nestle S.A.	2.5%
Linde AG	2.5%
Reckitt Benckiser Group PLC	2.4%
Thermo Fisher Scientific, Inc.	2.4%
Accenture PLC, “A”	2.3%
State Street Corp.	2.3%
Visa, Inc., “A”	2.2%

Equity sectors
Consumer Staples	16.9%
Financial Services	16.0%
Health Care	13.4%
Leisure	12.0%
Industrial Goods & Services	8.6%
Basic Materials	7.1%
Technology	6.6%
Retailing	6.3%
Special Products & Services	5.0%
Transportation	3.9%
Energy	2.4%
Autos & Housing	1.1%

Issuer country weightings (x)
United States	55.5%
United Kingdom	9.6%
Switzerland	8.1%
France	7.8%
Germany	7.2%
Netherlands	2.3%
Canada	2.0%
Japan	1.6%
Sweden	1.1%
Other Countries	4.8%

Currency exposure weightings (y)
United States Dollar	58.3%
Euro	17.7%
British Pound Sterling	9.6%
Swiss Franc	8.1%
Japanese Yen	1.6%
Swedish Krona	1.1%
Brazilian Real	1.0%
Danish Krone	0.7%
South Korean Won	0.7%
Other Currencies	1.2%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Other.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 12/31/14.

The portfolio is actively managed and current holdings may be different.

2

MFS Global Equity Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2014, Initial Class shares of the MFS Global Equity Series (“fund”) provided a total return of 3.87%, while Service Class shares of the fund provided a total return of 3.63%. These compare with a return of 5.50% over the same period for the fund’s benchmark, the MSCI World Index.

Market Environment

Early in the period, US equities suffered what proved to be a temporary setback due to concerns over emerging markets as well as what was perceived at the time to be a pause in US economic growth, partially caused by extreme weather events and a weak December 2013 labor market report. Markets soon recovered as the economic pause concluded and investors appeared to have become increasingly comfortable that newly-installed US Federal Reserve (“Fed”) Chair Janet Yellen would not make any substantial changes to the trajectory of Fed monetary policy.

A generally risk-friendly, carry trade environment persisted from February 2014 until mid-year. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the US, coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets late in the period with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading close to all-time highs and US Treasury yields were close to their lows for the period. However, credit markets did not fare as well in the second half of 2014, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility as oil prices began to decline in an accelerated fashion in the fourth quarter.

Detractors from Performance

Stock selection in the consumer staples sector detracted from performance relative to the MSCI World Index. Overweight positions in pulp and paper manufacturer and consumer goods company Svenska Cellulosa Aktiebolaget (Sweden), international premium drinks manufacturer and distributer Diageo (United Kingdom) and alcoholic and non-alcoholic beverages producer Carlsberg (Denmark) held back relative results as all three stocks lagged the benchmark during the period. Shares of Svenska Cellulosa Aktiebolaget declined during the period as a result of expenses from growth initiatives and restructuring.

Weak stock selection in the health care sector also weighed on relative performance. Although there were no individual stocks within this sector that were among the fund’s largest relative detractors during the period, performance suffered from not owning shares in companies that received takeover approaches.

An underweight position in the technology sector further detracted from relative results. Not owning shares of strong-performing computer and personal electronics maker Apple and software giant Microsoft hampered relative returns. Shares of Apple appreciated steadily over the period due to strong consumer demand for the company’s iPhone 6 and 6 Plus smartphones resulting in strong sales and gross margin figures. The stock price was also strengthened by the announcement of an increased dividend and a $30 billion expansion of its capital return program by the end of 2015.

Elsewhere, overweight positions in industrial gas supplier Linde (Germany), banking firm Standard Chartered (United Kingdom), electrical distribution equipment manufacturer Schneider Electric (France) and oil and gas turnkey contractor Saipem (Italy) hurt relative performance. Shares of Linde declined during the period reflecting lower prices for medical gases in North America and what appeared to have been investors’ concerns that significant exposure to emerging markets economies may be negatively impacted by slowing growth and currency devaluations. Later on in the period, the company reduced its 2014 earnings guidance due to recognized impairment losses and also lowered its earnings forecast for 2016-2017 citing reduced growth estimates for the global economy. The fund’s holdings of Russian bank Sberbank of Russia (b) also weighed on relative returns.

Contributors to Performance

An underweight position in the energy sector benefited relative results as the sector delivered weak performance for the reporting period. However, there were no individual stocks within this sector that were among the fund’s largest relative contributors.

Stock selection in the leisure sector also aided relative performance. Within this sector, overweight positions in strong-performing media conglomerate Walt Disney and media firm Time Warner boosted relative returns. Shares of Walt Disney appreciated on the back of exceptionally strong box office results of its hit animation film “Frozen”, as well as strong performance in its cable and studio segment. The share price of Time Warner increased after the company announced the spin off its publishing unit Time Inc., effective

3

MFS Global Equity Series

Management Review – continued

June 6, 2014, which appeared to have been viewed by investors as a generally positive move. Additionally, management increased the full year outlook for 2014 partially reflecting a boost from strong box office results, particularly from its release of the new film “Godzilla”, with $93.2 million of US domestic sales in its opening weekend.

Stocks in other sectors that bolstered relative results included overweight positions in railroad company Canadian National Railway (Canada), medical device maker Medtronic, global payments technology company Visa, diversified technology company 3M, automotive replacement parts distributor AutoZone, enterprise software products maker Oracle, global financial services provider Bank of New York Mellon and medical equipment manufacturer Stryker. Shares of Canadian National Railway grew steadily over the period due to solid revenue growth and an improved operational metrics. Towards the end of the reporting period, management raised its full-year guidance on a favorable outlook for demand and pricing which appeared to have been well received by investors.

Respectfully,

David Mannheim	Roger Morley
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Global Equity Series

PERFORMANCE SUMMARY THROUGH 12/31/14

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/14

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	5/03/99	3.87%	11.97%	8.45%
Service Class	5/01/00	3.63%	11.70%	8.07%

Comparative benchmark
MSCI World Index (f)		5.50%	10.81%	6.61%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

MSCI World Index – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Global Equity Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2014 through December 31, 2014

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/14	Ending Account Value 12/31/14	Expenses Paid During Period (p) 7/01/14-12/31/14
Initial Class	Actual	1.03%	$1,000.00	$991.69	$5.17
	Hypothetical (h)	1.03%	$1,000.00	$1,020.01	$5.24
Service Class	Actual	1.28%	$1,000.00	$990.66	$6.42
	Hypothetical (h)	1.28%	$1,000.00	$1,018.75	$6.51

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Notes to Expense Table

Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios, the actual expenses paid during the period and the hypothetical expenses paid during the period would have been approximately 1.00%, $5.02 and $5.09 for Initial Class and 1.25%, $6.27 and $6.36 for Service Class, respectively. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

6

MFS Global Equity Series

PORTFOLIO OF INVESTMENTS – 12/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.3%
Aerospace – 5.3%
Honeywell International, Inc.	14,735	$1,472,321
MTU Aero Engines Holding AG	4,324	377,560
United Technologies Corp.	10,995	1,264,425

		$3,114,306

Alcoholic Beverages – 5.7%
AmBev S.A.	53,268	$331,113
Carlsberg A.S., “B”	5,005	388,666
Diageo PLC	41,639	1,194,254
Heineken N.V.	9,140	649,299
Pernod Ricard S.A.	6,691	741,878

		$3,305,210

Apparel Manufacturers – 3.5%
Burberry Group PLC	13,880	$351,700
Compagnie Financiere Richemont S.A.	6,913	612,335
LVMH Moet Hennessy Louis Vuitton S.A.	6,134	969,994
NIKE, Inc., “B”	888	85,381

		$2,019,410

Automotive – 1.1%
Delphi Automotive PLC	7,197	$523,366
Harley-Davidson, Inc.	1,837	121,077

		$644,443

Broadcasting – 8.6%
Omnicom Group, Inc.	7,659	$593,343
Time Warner, Inc.	17,859	1,525,516
Viacom, Inc., “B”	2,587	194,672
Walt Disney Co.	19,732	1,858,557
WPP PLC	39,000	809,102

		$4,981,190

Brokerage & Asset Managers – 1.9%
Deutsche Boerse AG	4,343	$311,216
Franklin Resources, Inc.	14,688	813,275

		$1,124,491

Business Services – 5.0%
Accenture PLC, “A”	15,212	$1,358,584
Adecco S.A.	7,136	488,844
Brenntag AG	4,510	253,820
Compass Group PLC	42,009	716,015
NOW, Inc. (a)	3,382	87,019

		$2,904,282

Cable TV – 1.5%
British Sky Broadcasting Group PLC	28,306	$393,969
Time Warner Cable, Inc.	3,252	494,499

		$888,468

Chemicals – 1.8%
3M Co.	6,389	$1,049,840

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Computer Software – 2.7%
Check Point Software Technologies Ltd. (a)	3,511	$275,859
Dassault Systems S.A.	1,850	112,588
Oracle Corp.	26,218	1,179,023

		$1,567,470

Consumer Products – 6.1%
Colgate-Palmolive Co.	11,853	$820,109
International Flavors & Fragrances, Inc.	4,229	428,651
Procter & Gamble Co.	2,340	213,151
Reckitt Benckiser Group PLC	17,447	1,407,474
Svenska Cellulosa Aktiebolaget	30,702	663,041

		$3,532,426

Electrical Equipment – 3.2%
Amphenol Corp., “A”	7,515	$404,382
Legrand S.A.	12,157	636,405
Rockwell Automation, Inc.	1,266	140,779
Schneider Electric S.A.	9,550	693,921

		$1,875,487

Electronics – 2.6%
Altera Corp.	6,223	$229,878
Hoya Corp.	16,400	549,088
Microchip Technology, Inc.	8,544	385,420
Samsung Electronics Co. Ltd.	313	376,242

		$1,540,628

Energy – Independent – 0.4%
INPEX Corp.	19,400	$215,250

Food & Beverages – 5.1%
Danone S.A.	14,301	$940,813
Kellogg Co.	8,951	585,753
Nestle S.A.	20,050	1,469,696

		$2,996,262

Food & Drug Stores – 0.3%
Lawson, Inc.	2,500	$151,171

Gaming & Lodging – 0.7%
Sands China Ltd.	23,200	$112,840
William Hill PLC	31,817	178,926
Wynn Resorts Ltd.	798	118,710

		$410,476

Insurance – 0.4%
Swiss Re Ltd.	2,505	$209,602

Internet – 0.6%
eBay, Inc. (a)	6,333	$355,408

Major Banks – 6.0%
Bank of New York Mellon Corp.	23,875	$968,609
Goldman Sachs Group, Inc.	3,744	725,700
Standard Chartered PLC	28,283	424,509
State Street Corp.	17,289	1,357,187

		$3,476,005

7

MFS Global Equity Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Medical Equipment – 8.9%
DENTSPLY International, Inc.	9,175	$488,752
Medtronic, Inc.	11,631	839,758
Sonova Holding AG	2,503	366,923
St. Jude Medical, Inc.	11,667	758,705
Stryker Corp.	8,081	762,281
Thermo Fisher Scientific, Inc.	11,083	1,388,589
Waters Corp. (a)	4,854	547,143

		$5,152,151

Network & Telecom – 0.7%
Cisco Systems, Inc.	14,403	$400,619

Oil Services – 2.1%
National Oilwell Varco, Inc.	4,779	$313,168
Saipem S.p.A. (a)	8,098	85,048
Schlumberger Ltd.	9,566	817,032

		$1,215,248

Other Banks & Diversified Financials – 7.7%
American Express Co.	9,967	$927,330
Credicorp Ltd.	849	135,993
Erste Group Bank AG	8,620	197,626
Grupo Financiero Banorte S.A. de C.V.	39,164	215,546
Itau Unibanco Holding S.A., ADR	20,546	267,303
Julius Baer Group Ltd.	8,009	365,491
Kasikornbank Co. Ltd.	32,500	225,825
Komercni Banka A.S.	537	110,630
Sberbank of Russia, ADR	13,428	53,957
UBS AG (a)	39,050	671,258
Visa, Inc., “A”	4,967	1,302,347

		$4,473,306

Pharmaceuticals – 4.5%
Bayer AG	9,468	$1,294,613
Indivior PLC (a)	16,170	37,653
Johnson & Johnson	3,990	417,234
Merck KGaA	5,116	485,468
Roche Holding AG	1,444	391,382

		$2,626,350

Railroad & Shipping – 2.2%
Canadian National Railway Co.	17,114	$1,179,326
Kuehne & Nagel, Inc. AG	832	113,095

		$1,292,421

Restaurants – 1.2%
McDonald’s Corp.	6,514	$610,362
Whitbread PLC	1,159	85,531

		$695,893

Specialty Chemicals – 5.3%
Akzo Nobel N.V.	10,202	$707,454
L’Air Liquide S.A.	2,521	311,063
Linde AG	7,757	1,447,377
Praxair, Inc.	4,698	608,673

		$3,074,567

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Specialty Stores – 2.5%
AutoZone, Inc. (a)	1,003	$620,967
Hermes International	298	106,303
Sally Beauty Holdings, Inc. (a)	14,311	439,920
Urban Outfitters, Inc. (a)	8,929	313,676

		$1,480,866

Trucking – 1.7%
United Parcel Service, Inc., “B”	8,897	$989,079

Total Common Stocks (Identified Cost, $36,487,430)		$57,762,325

MONEY MARKET FUNDS – 0.7%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	390,900	$390,900

Total Investments (Identified Cost, $36,878,330)		$58,153,225

OTHER ASSETS, LESS LIABILITIES – 0.0%		14,598

NET ASSETS – 100.0%		$58,167,823

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

See Notes to Financial Statements

8

MFS Global Equity Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/14
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $36,487,430)	$57,762,325
Underlying affiliated funds, at cost and value	390,900
Total investments, at value (identified cost, $36,878,330)	$58,153,225
Cash	3,178
Receivables for
Fund shares sold	38,521
Interest and dividends	108,987
Receivable from investment adviser	6,736
Other assets	706
Total assets		$58,311,353
Liabilities
Payable to custodian	$13,168
Payables for
Investments purchased	3
Fund shares reacquired	65,413
Payable to affiliates
Shareholder servicing costs	104
Distribution and/or service fees	90
Deferred country tax expense payable	9,125
Accrued expenses and other liabilities	55,627
Total liabilities		$143,530
Net assets		$58,167,823
Net assets consist of
Paid-in capital	$34,743,828
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $9,125 deferred country tax)	21,262,391
Accumulated net realized gain (loss) on investments and foreign currency	1,554,909
Undistributed net investment income	606,695
Net assets		$58,167,823
Shares of beneficial interest outstanding		2,970,161

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$51,635,243	2,635,142	$19.59
Service Class	6,532,580	335,019	19.50

See Notes to Financial Statements

9

MFS Global Equity Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/14
Net investment income
Income
Dividends	$1,351,477
Interest	18,155
Dividends from underlying affiliated funds	398
Foreign taxes withheld	(78,638)
Total investment income		$1,291,392
Expenses
Management fee	$601,733
Distribution and/or service fees	17,697
Shareholder servicing costs	16,847
Administrative services fee	18,847
Independent Trustees’ compensation	2,655
Custodian fee	44,114
Shareholder communications	15,655
Audit and tax fees	58,552
Legal fees	531
Miscellaneous	9,649
Total expenses		$786,280
Fees paid indirectly	(1)
Reduction of expenses by investment adviser	(113,458)
Net expenses		$672,821
Net investment income		$618,571
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $2,419 country tax)	$1,925,391
Foreign currency	(7,331)
Net realized gain (loss) on investments and foreign currency		$1,918,060
Change in unrealized appreciation (depreciation)
Investments (net of $8,686 increase in deferred country tax)	$(283,740)
Translation of assets and liabilities in foreign currencies	(4,534)
Net unrealized gain (loss) on investments and foreign currency translation		$(288,274)
Net realized and unrealized gain (loss) on investments and foreign currency		$1,629,786
Change in net assets from operations		$2,248,357
See Notes to Financial Statements

10

MFS Global Equity Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2014	2013
Change in net assets
From operations
Net investment income	$618,571	$429,878
Net realized gain (loss) on investments and foreign currency	1,918,060	775,418
Net unrealized gain (loss) on investments and foreign currency translation	(288,274)	11,940,619
Change in net assets from operations	$2,248,357	$13,145,915
Distributions declared to shareholders
From net investment income	$(423,888)	$(472,008)
From net realized gain on investments	(597,485)	—
Total distributions declared to shareholders	$(1,021,373)	$(472,008)
Change in net assets from fund share transactions	$(4,151,496)	$2,994,644
Total change in net assets	$(2,924,512)	$15,668,551
Net assets
At beginning of period	61,092,335	45,423,784
At end of period (including undistributed net investment income of $606,695 and $423,108, respectively)	$58,167,823	$61,092,335

See Notes to Financial Statements

11

MFS Global Equity Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$19.18	$15.14	$12.71	$13.40	$12.04
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.14	$0.16	$0.14	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	0.54	4.05	2.76	(0.72)	1.37
Total from investment operations	$0.74	$4.19	$2.92	$(0.58)	$1.48
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.15)	$(0.16)	$(0.11)	$(0.12)
From net realized gain on investments	(0.19)	—	(0.33)	—	—
Total distributions declared to shareholders	$(0.33)	$(0.15)	$(0.49)	$(0.11)	$(0.12)
Net asset value, end of period (x)	$19.59	$19.18	$15.14	$12.71	$13.40
Total return (%) (k)(r)(s)(x)	3.87	27.81	23.34	(4.32)	12.36
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.28	1.31	1.30	1.40	1.38
Expenses after expense reductions (f)	1.09	1.15	1.15	1.15	1.15
Net investment income	1.06	0.82	1.15	1.08	0.88
Portfolio turnover	15	25	21	15	18
Net assets at end of period (000 omitted)	$51,635	$54,075	$41,297	$35,426	$39,966

See Notes to Financial Statements

12

MFS Global Equity Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$19.10	$15.09	$12.68	$13.37	$12.03
Income (loss) from investment operations
Net investment income (d)	$0.15	$0.09	$0.12	$0.11	$0.08
Net realized and unrealized gain (loss) on investments and foreign currency	0.54	4.05	2.75	(0.71)	1.36
Total from investment operations	$0.69	$4.14	$2.87	$(0.60)	$1.44
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.13)	$(0.13)	$(0.09)	$(0.10)
From net realized gain on investments	(0.19)	—	(0.33)	—	—
Total distributions declared to shareholders	$(0.29)	$(0.13)	$(0.46)	$(0.09)	$(0.10)
Net asset value, end of period (x)	$19.50	$19.10	$15.09	$12.68	$13.37
Total return (%) (k)(r)(s)(x)	3.63	27.52	22.98	(4.53)	12.05
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.53	1.56	1.54	1.65	1.63
Expenses after expense reductions (f)	1.34	1.40	1.40	1.40	1.40
Net investment income	0.80	0.54	0.87	0.83	0.64
Portfolio turnover	15	25	21	15	18
Net assets at end of period (000 omitted)	$6,533	$7,018	$4,127	$2,640	$2,474

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Global Equity Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Equity Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be

14

MFS Global Equity Series

Notes to Financial Statements – continued

valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$31,900,270	$—	$—	$31,900,270
United Kingdom	462,161	5,136,971	—	5,599,132
Switzerland	671,258	4,017,368	—	4,688,626
France	106,303	4,406,661	—	4,512,964
Germany	4,170,054	—	—	4,170,054
Netherlands	—	1,356,753	—	1,356,753
Canada	1,179,326	—	—	1,179,326
Japan	—	915,509	—	915,509
Sweden	—	663,041	—	663,041
Other Countries	894,702	1,881,948	—	2,776,650
Mutual Funds	390,900	—	—	390,900
Total Investments	$39,774,974	$18,378,251	$—	$58,153,225

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $17,435,002 would have been considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral

15

MFS Global Equity Series

Notes to Financial Statements – continued

is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2014, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/14	12/31/13
Ordinary income (including any short-term capital gains)	$674,837	$472,008
Long-term capital gain	346,536	—
Total distributions	$1,021,373	$472,008

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/14
Cost of investments	$37,275,375
Gross appreciation	21,844,461
Gross depreciation	(966,611)
Net unrealized appreciation (depreciation)	$20,877,850
Undistributed ordinary income	836,120
Undistributed long-term capital gain	1,722,529
Other temporary differences	(12,504)

16

MFS Global Equity Series

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/14	Year ended 12/31/13	Year ended 12/31/14	Year ended 12/31/13
Initial Class	$386,822	$427,233	$527,323	$—
Service Class	37,066	44,775	70,162	—
Total	$423,888	$472,008	$597,485	$—

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	1.00%
Average daily net assets in excess of $1 billion	0.90%

The investment adviser has agreed in writing to reduce its management fee to 0.90% of average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2016. For the year ended December 31, 2014, this management fee reduction amounted to $60,185, which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2014, this management fee reduction amounted to $2,772, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.15% of average daily net assets for the Initial Class shares and 1.40% of average daily net assets for the Service Class shares. This written agreement expired on July 31, 2014. For the period January 1, 2014 through July 31, 2014, this reduction amounted to $6,726, which is included in the reduction of total expenses in the Statement of Operations. Effective August 1, 2014, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.00% of average daily net assets for the Initial Class shares and 1.25% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2016. For the period August 1, 2014 through December 31, 2014, this reduction amounted to $43,670, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2014, the fee was $16,527, which equated to 0.0275% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2014, these costs amounted to $320.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services.

17

MFS Global Equity Series

Notes to Financial Statements – continued

The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.0313% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into services agreements (the Compliance Officer Agreements) which provided for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the Compliance Officer Agreement between the funds and Griffin Compliance LLC was terminated. For the year ended December 31, 2014, the aggregate fees paid by the fund under these agreements were $267 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreements in the amount of $105, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO, Assistant ICCO, and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2014, purchases and sales of investments, other than short-term obligations, aggregated $8,953,215 and $13,414,652, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	441,453	$8,518,356	1,080,417	$18,196,735
Service Class	152,649	2,923,655	209,654	3,549,138
	594,102	$11,442,011	1,290,071	$21,745,873
Shares issued to shareholders in reinvestment of distributions
Initial Class	46,759	$914,145	24,710	$427,233
Service Class	5,507	107,228	2,597	44,775
	52,266	$1,021,373	27,307	$472,008
Shares reacquired
Initial Class	(671,843)	$(12,966,190)	(1,013,492)	$(17,180,166)
Service Class	(190,527)	(3,648,690)	(118,247)	(2,043,071)
	(862,370)	$(16,614,880)	(1,131,739)	$(19,223,237)
Net change
Initial Class	(183,631)	$(3,533,689)	91,635	$1,443,802
Service Class	(32,371)	(617,807)	94,004	1,550,842
	(216,002)	$(4,151,496)	185,639	$2,994,644

18

MFS Global Equity Series

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2014, the fund’s commitment fee and interest expense were $223 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	168,568	13,471,261	(13,248,929)	390,900

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$398	$390,900

19

MFS Global Equity Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Global Equity Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Equity Series (one of the series of MFS Variable Insurance Trust) (the “Fund”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Equity Series as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2015

20

MFS Global Equity Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

21

MFS Global Equity Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A

Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2015, the Trustees served as board members of 135 funds within the MFS Family of Funds.

22

MFS Global Equity Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers David Mannheim Roger Morley

23

MFS Global Equity Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for each of the one- and five-year periods ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

24

MFS Global Equity Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS has agreed in writing to reduce its advisory fee on average daily net assets up to $1 billion, which may not be changed without the Trustees’ approval. The Trustees also considered that MFS currently observes an expense limitation for the Fund, and that MFS has agreed to further reduce such expense limitation for the fund, which may not be changed without the Trustees’ approval. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. However, such breakpoint is not applicable because the Fund is currently subject to the advisory fee reduction described above. Accordingly, the Trustees determined not to recommend any advisory fee breakpoint changes at this time. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

25

MFS Global Equity Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $382,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 54.96% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Income derived from foreign sources was $762,699. The fund intends to pass through foreign tax credits of $63,168 for the fiscal year.

26

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

ANNUAL REPORT

December 31, 2014

MFS® GROWTH SERIES

MFS® Variable Insurance Trust

VEG-ANN

MFS® GROWTH SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Growth Series

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

As 2015 begins, sharply lower oil prices are reshaping the global economy, adding to deflationary pressures in the eurozone and exacerbating challenges faced by oil exporters such as Russia. The U.S. economy stands on firmer ground, having expanded steadily over the past year. The U.S. labor market has regained momentum, consumer confidence is buoyant and gasoline prices have tumbled, boosting prospects for a stronger economic rebound in 2015.

Other regions are struggling. The eurozone economy is barely expanding, and the European Central Bank (ECB) has introduced large-scale asset purchases.

Despite Japan’s efforts to strengthen its economy, its sales tax increase last spring tipped the country into a recession, leading to additional monetary stimulus from the Bank of Japan. China’s economy is slowing as it transitions to a more sustainable basis, and its growth rate will likely continue to decline.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 13, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Growth Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Visa, Inc., “A”	3.3%
Apple, Inc.	3.3%
Facebook, Inc., “A”	2.5%
Google, Inc., “A”	2.4%
Danaher Corp.	2.4%
MasterCard, Inc., “A”	2.3%
Thermo Fisher Scientific, Inc.	2.2%
Google, Inc., “C”	2.2%
Actavis PLC	2.0%
American Tower Corp., REIT	2.0%

Equity sectors
Health Care	20.6%
Technology	19.0%
Retailing	12.2%
Financial Services	11.0%
Leisure	9.4%
Industrial Goods & Services	6.9%
Special Products & Services	5.1%
Consumer Staples	4.9%
Energy	2.6%
Utilities & Communications	2.0%
Transportation	1.9%
Basic Materials	1.7%
Autos & Housing	1.7%

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 12/31/14.

The portfolio is actively managed and current holdings may be different.

2

MFS Growth Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2014, Initial Class shares of the MFS Growth Series (“fund”) provided a total return of 8.94%, while Service Class shares of the fund provided a total return of 8.68%. These compare with a return of 13.05% over the same period for the fund’s benchmark, the Russell 1000 Growth Index.

Market Environment

Early in the period, US equities suffered what proved to be a temporary setback due to concerns over emerging markets as well as what was perceived at the time to be a pause in US economic growth, partially caused by extreme weather events and a weak December 2013 labor market report. Markets soon recovered as the economic pause concluded and investors appeared to have become increasingly comfortable that newly-installed US Federal Reserve (“Fed”) Chair Janet Yellen would not make any substantial changes to the trajectory of Fed monetary policy.

A generally risk-friendly, carry trade environment persisted from February 2014 until mid-year. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the US, coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets late in the period with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading close to all-time highs and US Treasury yields were close to their lows for the period. However, credit markets did not fare as well in the second half of 2014, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility as oil prices began to decline in an accelerated fashion in the fourth quarter.

Detractors from Performance

Weak stock selection in the technology sector held back performance relative to the Russell 1000 Growth Index. An underweight position in computer and personal electronics maker Apple, and not holding shares of software giant Microsoft, dampened relative results as both stocks outpaced the benchmark during the reporting period. The portfolio’s overweight position in poor-performing internet search giant Google further weighed on relative returns. Shares of Google fell as the company missed analysts’ estimates for both revenue and income for four consecutive quarters. The company continued to face headwinds from a maturing internet search market, challenges with monetizing mobile search and regulatory anti-trust rulings in the European Union.

Stock selection in the consumer staples sector, and the combination of stock selection and an underweight position in the transportation sector, also hurt relative performance. However, there were no stocks within either sector that were among the fund’s top relative detractors over the reporting period.

Stock selection and an overweight position in the leisure sector were additional negative factors for relative performance. Here, overweight positions in casino resorts operators, Wynn Resorts and Las Vegas Sands, and global media company Discovery Communications hampered relative results. Shares of Discovery Communications fell as soft sales totals in US Networks, decreased margins in International networks and higher-than-anticipated corporate expenses weighed on the company’s bottom line. Additionally, management unexpectedly lowered earnings guidance due to foreign exchange headwinds and ongoing weakness in domestic ad revenues which further pressured the stock.

Elsewhere, overweight positions in Precision Castparts, a complex metal parts manufacturer for the aerospace industry, and oil and natural gas exploration and production company Noble Energy detracted from relative performance. Shares of Precision Castparts declined on weak earnings due to lower revenues which resulted from decreased organic growth and unexpected changes in delivery schedules. Not holding stand-out-performing eye and skin care products maker Allergan and biotechnology firm Amgen also dampened relative performance as both stocks outperformed the benchmark during the reporting period.

Contributors to Performance

An overweight position in the health care sector contributed to relative performance. Holdings of medical equipment and supplies company Covidien (b) and the fund’s overweight positions in specialty pharmaceutical company Actavis and biopharmaceutical companies, Alexion Pharmaceuticals and Regeneron Pharmaceuticals, bolstered relative results. Shares of Covidien skyrocketed late in the reporting period as the company announced that Medtronic had entered into an agreement to acquire the company at a significant premium.

Security selection in the utilities & communications sector further aided relative performance. Avoiding poor-performing telecommunications company Verizon and an overweight position in strong-performing broadcast and communication tower

3

MFS Growth Series

Management Review – continued

management firm American Tower positively impacted relative returns. Shares of American Tower rose as the company’s international operations segment exhibited accelerated growth trends and its US operations segment posted growth surpassing management’s outlook. A solid guidance raise coupled with a decrease in net leverage further strengthened results.

Elsewhere, not holding diversified technology products and services company International Business Machines (IBM) and the fund’s overweight positions in hotel chain operator Marriott International, paint manufacturer and distributor Sherwin Williams and off-price retail apparel and home accessories stores operator Ross Stores, benefited relative performance. Shares of Ross Stores rose after the company reported earnings results that beat consensus estimates, primarily due to comparable store sales and gross margin growth. Increased merchandise margins, reflecting higher markups due to an improvement in procurements costs and lower mark downs as a result of tighter inventory controls, also helped the stock.

Respectfully,

Eric Fischman	Matthew Sabel
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

Note to Contract Owners: Effective April 30, 2014, Matthew Sabel is also a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Growth Series

PERFORMANCE SUMMARY THROUGH 12/31/14

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/14

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	7/24/95	8.94%	15.01%	9.48%
Service Class	5/01/00	8.68%	14.72%	9.21%

Comparative benchmark
Russell 1000 Growth Index (f)		13.05%	15.81%	8.49%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 1000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Growth Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2014 through December 31, 2014

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/14	Ending Account Value 12/31/14	Expenses Paid During Period (p) 7/01/14-12/31/14
Initial Class	Actual	0.76%	$1,000.00	$1,059.62	$3.95
	Hypothetical (h)	0.76%	$1,000.00	$1,021.37	$3.87
Service Class	Actual	1.01%	$1,000.00	$1,058.32	$5.24
	Hypothetical (h)	1.01%	$1,000.00	$1,020.11	$5.14

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Growth Series

PORTFOLIO OF INVESTMENTS – 12/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.0%
Aerospace – 2.0%
Honeywell International, Inc.	135,693	$13,558,444
Precision Castparts Corp.	71,878	17,313,973

		$30,872,417

Alcoholic Beverages – 1.2%
Constellation Brands, Inc., “A” (a)	126,769	$12,444,913
Pernod Ricard S.A.	51,999	5,765,491

		$18,210,404

Apparel Manufacturers – 3.2%
LVMH Moet Hennessy Louis Vuitton S.A.	53,161	$8,406,565
NIKE, Inc., “B”	109,543	10,532,559
PVH Corp.	63,803	8,177,631
VF Corp.	305,408	22,875,059

		$49,991,814

Automotive – 0.2%
BorgWarner Transmission Systems, Inc.	55,837	$3,068,243

Biotechnology – 7.4%
Alexion Pharmaceuticals, Inc. (a)	132,722	$24,557,552
Biogen Idec, Inc. (a)	66,225	22,480,076
Celgene Corp. (a)	192,933	21,581,485
Gilead Sciences, Inc. (a)	125,361	11,816,528
Isis Pharmaceuticals, Inc. (a)	43,204	2,667,415
Puma Biotechnology, Inc. (a)	23,826	4,509,547
Regeneron Pharmaceuticals, Inc. (a)	47,133	19,336,313
Vertex Pharmaceuticals, Inc. (a)	61,292	7,281,490

		$114,230,406

Broadcasting – 3.7%
Discovery Communications, Inc., “C” (a)	79,248	$2,672,243
Time Warner, Inc.	189,525	16,189,226
Twenty-First Century Fox, Inc.	724,431	27,821,773
Walt Disney Co.	104,946	9,884,864

		$56,568,106

Brokerage & Asset Managers – 3.2%
Affiliated Managers Group, Inc. (a)	50,263	$10,667,819
BlackRock, Inc.	34,503	12,336,893
Intercontinental Exchange, Inc.	119,119	26,121,606

		$49,126,318

Business Services – 3.3%
Cognizant Technology Solutions Corp., “A” (a)	415,898	$21,901,189
Equifax, Inc.	31,846	2,575,386
FleetCor Technologies, Inc. (a)	111,314	16,553,505
Realogy Holdings Corp. (a)	106,170	4,723,503
Verisk Analytics, Inc., “A” (a)	75,515	4,836,736

		$50,590,319

Cable TV – 1.3%
Comcast Corp., “Special A”	362,930	$20,892,065

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Chemicals – 1.1%
Monsanto Co.	138,156	$16,505,497

Computer Software – 3.6%
Adobe Systems, Inc. (a)	176,170	$12,807,559
Citrix Systems, Inc. (a)	24,799	1,582,176
Oracle Corp.	429,695	19,323,384
Salesforce.com, Inc. (a)	363,357	21,550,704

		$55,263,823

Computer Software – Systems – 5.2%
Apple, Inc.	458,888	$50,652,057
EMC Corp.	1,010,888	30,063,809

		$80,715,866

Construction – 1.5%
Sherwin-Williams Co.	89,194	$23,461,590

Consumer Products – 1.5%
Colgate-Palmolive Co.	236,464	$16,360,944
Estee Lauder Cos., Inc., “A”	96,793	7,375,627

		$23,736,571

Consumer Services – 1.8%
Ctrip.com International Ltd., ADR (a)	25,854	$1,176,357
Priceline Group, Inc. (a)	24,035	27,404,947

		$28,581,304

Electrical Equipment – 3.4%
AMETEK, Inc.	286,045	$15,054,548
Danaher Corp.	430,976	36,938,953

		$51,993,501

Electronics – 1.0%
Altera Corp.	146,646	$5,417,103
Avago Technologies Ltd.	38,060	3,828,455
Broadcom Corp., “A”	162,397	7,036,662

		$16,282,220

Energy – Independent – 1.9%
Anadarko Petroleum Corp.	126,487	$10,435,178
Concho Resources, Inc. (a)	32,450	3,236,888
Noble Energy, Inc.	160,828	7,628,072
Pioneer Natural Resources Co.	49,456	7,361,526

		$28,661,664

Entertainment – 0.3%
Netflix, Inc. (a)	12,984	$4,435,464

Food & Beverages – 2.0%
Danone S.A.	112,295	$7,387,494
Mead Johnson Nutrition Co., “A”	122,616	12,327,813
Mondelez International, Inc.	305,293	11,089,768

		$30,805,075

Food & Drug Stores – 1.0%
CVS Health Corp.	156,703	$15,092,066

7

MFS Growth Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Gaming & Lodging – 2.5%
Hilton Worldwide Holdings, Inc. (a)	213,029	$5,557,927
Las Vegas Sands Corp.	139,244	8,098,431
Marriott International, Inc., “A”	162,363	12,669,185
Wynn Resorts Ltd.	79,811	11,872,684

		$38,198,227

General Merchandise – 0.9%
Costco Wholesale Corp.	95,686	$13,563,491

Insurance – 0.2%
MetLife, Inc.	57,141	$3,090,757

Internet – 9.1%
Alibaba Group Holding Ltd., ADR (a)	13,662	$1,420,028
Facebook, Inc., “A “ (a)	498,084	38,860,514
Google, Inc., “A” (a)	70,597	37,463,004
Google, Inc., “C” (a)	63,253	33,296,379
LinkedIn Corp., “A” (a)	70,700	16,240,497
Twitter, Inc. (a)	114,590	4,110,343
Yahoo!, Inc. (a)	185,273	9,358,139

		$140,748,904

Machinery & Tools – 1.5%
Colfax Corp. (a)	156,795	$8,085,918
Roper Industries, Inc.	96,083	15,022,577

		$23,108,495

Major Banks – 0.7%
Morgan Stanley	284,326	$11,031,849

Medical & Health Technology & Services – 2.1%
Cerner Corp. (a)	192,700	$12,459,982
McKesson Corp.	97,246	20,186,325

		$32,646,307

Medical Equipment – 5.1%
Abbott Laboratories	346,931	$15,618,834
C.R. Bard, Inc.	37,945	6,322,396
Cooper Cos., Inc.	35,651	5,778,671
Covidien PLC	166,382	17,017,551
Thermo Fisher Scientific, Inc.	276,559	34,650,077

		$79,387,529

Oil Services – 0.7%
Schlumberger Ltd.	128,835	$11,003,797

Other Banks & Diversified Financials – 6.9%
American Express Co.	209,960	$19,534,678
MasterCard, Inc., “A”	415,943	35,837,649
Visa, Inc., “A”	194,547	51,010,223

		$106,382,550

Pharmaceuticals – 6.0%
AbbVie, Inc.	159,437	$10,433,557
Actavis PLC (a)	121,105	31,173,638
Bristol-Myers Squibb Co.	403,829	23,838,026
Merck & Co., Inc.	119,001	6,758,067
Receptos, Inc. (a)	22,114	2,709,186

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Pharmaceuticals – continued
Valeant Pharmaceuticals International, Inc. (a)	67,493	$9,658,923
Zoetis, Inc.	176,807	7,608,005

		$92,179,402

Printing & Publishing – 0.4%
Moody’s Corp.	60,995	$5,843,931

Railroad & Shipping – 1.4%
Canadian Pacific Railway Ltd.	13,660	$2,632,145
Kansas City Southern Co.	43,890	5,355,897
Union Pacific Corp.	116,766	13,910,334

		$21,898,376

Restaurants – 1.3%
Starbucks Corp.	221,908	$18,207,551
YUM! Brands, Inc.	21,434	1,561,467

		$19,769,018

Specialty Chemicals – 0.7%
Airgas, Inc.	48,926	$5,635,297
Ecolab, Inc.	43,559	4,552,787

		$10,188,084

Specialty Stores – 7.0%
Amazon.com, Inc. (a)	39,338	$12,208,548
AutoZone, Inc. (a)	17,367	10,752,083
Burlington Stores, Inc. (a)	109,619	5,180,594
L Brands, Inc.	139,315	12,057,713
Ross Stores, Inc.	309,340	29,158,388
Tiffany & Co.	74,964	8,010,653
TJX Cos., Inc.	311,912	21,390,925
Tractor Supply Co.	109,892	8,661,687
Urban Outfitters, Inc. (a)	41,406	1,454,593

		$108,875,184

Telecommunications – Wireless – 2.0%
American Tower Corp., REIT	314,635	$31,101,670

Tobacco – 0.2%
Philip Morris International, Inc.	37,795	$3,078,403

Trucking – 0.5%
United Parcel Service, Inc., “B”	63,907	$7,104,541

Total Common Stocks (Identified Cost, $1,025,382,112)		$1,528,285,248

MONEY MARKET FUNDS – 1.3%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	19,395,311	$19,395,311

Total Investments (Identified Cost, $1,044,777,423)		$1,547,680,559

OTHER ASSETS, LESS LIABILITIES – (0.3)%		(4,682,749)

NET ASSETS – 100.0%		$1,542,997,810

8

MFS Growth Series

Portfolio of Investments – continued

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

9

MFS Growth Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/14
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $1,025,382,112)	$1,528,285,248
Underlying affiliated funds, at cost and value	19,395,311
Total investments, at value (identified cost, $1,044,777,423)	$1,547,680,559
Receivables for
Investments sold	1,493,442
Fund shares sold	620,626
Interest and dividends	1,126,516
Other assets	9,817
Total assets		$1,550,930,960
Liabilities
Payable to custodian	$116,488
Payables for
Investments purchased	3,288,796
Fund shares reacquired	4,295,345
Payable to affiliates
Investment adviser	52,775
Shareholder servicing costs	633
Distribution and/or service fees	3,866
Payable for independent Trustees’ compensation	9
Accrued expenses and other liabilities	175,238
Total liabilities		$7,933,150
Net assets		$1,542,997,810
Net assets consist of
Paid-in capital	$955,933,538
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	502,905,939
Accumulated net realized gain (loss) on investments and foreign currency	82,057,881
Undistributed net investment income	2,100,452
Net assets		$1,542,997,810
Shares of beneficial interest outstanding		38,992,147

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$1,263,934,723	31,794,856	$39.75
Service Class	279,063,087	7,197,291	38.77

See Notes to Financial Statements

10

MFS Growth Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/14
Net investment income
Income
Dividends	$14,394,306
Interest	103,652
Dividends from underlying affiliated funds	20,885
Foreign taxes withheld	(198,598)
Total investment income		$14,320,245
Expenses
Management fee	$10,951,918
Distribution and/or service fees	641,116
Shareholder servicing costs	91,960
Administrative services fee	215,995
Independent Trustees’ compensation	32,713
Custodian fee	133,094
Shareholder communications	112,038
Audit and tax fees	55,989
Legal fees	13,453
Miscellaneous	40,332
Total expenses		$12,288,608
Fees paid indirectly	(6)
Reduction of expenses by investment adviser	(73,183)
Net expenses		$12,215,419
Net investment income		$2,104,826
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$93,280,909
Foreign currency	(3,840)
Net realized gain (loss) on investments and foreign currency		$93,277,069
Change in unrealized appreciation (depreciation)
Investments	$34,225,938
Translation of assets and liabilities in foreign currencies	2,803
Net unrealized gain (loss) on investments and foreign currency translation		$34,228,741
Net realized and unrealized gain (loss) on investments and foreign currency		$127,505,810
Change in net assets from operations		$129,610,636

See Notes to Financial Statements

11

MFS Growth Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2014	2013
Change in net assets
From operations
Net investment income	$2,104,826	$1,231,688
Net realized gain (loss) on investments and foreign currency	93,277,069	101,361,807
Net unrealized gain (loss) on investments and foreign currency translation	34,228,741	315,012,859
Change in net assets from operations	$129,610,636	$417,606,354
Distributions declared to shareholders
From net investment income	$(1,315,037)	$(2,907,322)
From net realized gain on investments	(101,856,096)	(9,897,269)
Total distributions declared to shareholders	$(103,171,133)	$(12,804,591)
Change in net assets from fund share transactions	$(34,019,063)	$4,106,615
Total change in net assets	$(7,579,560)	$408,908,378
Net assets
At beginning of period	1,550,577,370	1,141,668,992
At end of period (including undistributed net investment income of $2,100,452 and $1,241,314, respectively)	$1,542,997,810	$1,550,577,370

See Notes to Financial Statements

12

MFS Growth Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2014	2013	2012	2011		2010
Net asset value, beginning of period	$39.07	$28.83	$24.56	$24.69		$21.43
Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.04	$0.13	$(0.00	)(w)	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	3.33	10.53	4.14	(0.08)		3.24
Total from investment operations	$3.40	$10.57	$4.27	$(0.08)		$3.29
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.08)	$—	$(0.05)		$(0.03)
From net realized gain on investments	(2.68)	(0.25)	—	—		—
Total distributions declared to shareholders	$(2.72)	$(0.33)	$—	$(0.05)		$(0.03)
Net asset value, end of period (x)	$39.75	$39.07	$28.83	$24.56		$24.69
Total return (%) (k)(r)(s)(x)	8.94	36.85	17.39	(0.32)		15.34
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.76	0.77	0.82	0.84		0.85
Expenses after expense reductions (f)	0.76	0.77	0.82	0.84		0.85
Net investment income	0.18	0.13	0.45	(0.00	)(w)	0.24
Portfolio turnover	36	43	52	75		100
Net assets at end of period (000 omitted)	$1,263,935	$1,308,361	$1,007,422	$461,382		$503,497

See Notes to Financial Statements

13

MFS Growth Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2014	2013	2012	2011		2010
Net asset value, beginning of period	$38.22	$28.25	$24.13	$24.27		$21.10
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)	$(0.04)	$0.07	$(0.06)		$0.00	(w)
Net realized and unrealized gain (loss) on investments and foreign currency	3.25	10.30	4.05	(0.08)		3.17
Total from investment operations	$3.23	$10.26	$4.12	$(0.14)		$3.17
Less distributions declared to shareholders
From net investment income	$—	$(0.04)	$—	$(0.00	)(w)	$—
From net realized gain on investments	(2.68)	(0.25)	—	—		—
Total distributions declared to shareholders	$(2.68)	$(0.29)	$—	$(0.00	)(w)	$—
Net asset value, end of period (x)	$38.77	$38.22	$28.25	$24.13		$24.27
Total return (%) (k)(r)(s)(x)	8.68	36.49	17.07	(0.56)		15.02
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.01	1.02	1.07	1.09		1.10
Expenses after expense reductions (f)	1.01	1.02	1.07	1.09		1.10
Net investment income (loss)	(0.06)	(0.12)	0.26	(0.25)		0.02
Portfolio turnover	36	43	52	75		100
Net assets at end of period (000 omitted)	$279,063	$242,216	$134,247	$56,810		$43,161

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01 or ratio was less than 0.01%.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS Growth Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Growth Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the

15

MFS Growth Series

Notes to Financial Statements – continued

business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,491,838,243	$—	$—	$1,491,838,243
France	—	21,559,551	—	21,559,551
Canada	12,291,069	—	—	12,291,069
China	2,596,385	—	—	2,596,385
Mutual Funds	19,395,311	—	—	19,395,311
Total Investments	$1,526,121,008	$21,559,551	$—	$1,547,680,559

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $21,559,551 would have been considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2014, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the

16

MFS Growth Series

Notes to Financial Statements – continued

fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/14	12/31/13
Ordinary income (including any short-term capital gains)	$28,519,200	$2,907,322
Long-term capital gains	74,651,933	9,897,269
Total distributions	$103,171,133	$12,804,591

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/14
Cost of investments	$1,046,878,830
Gross appreciation	511,395,743
Gross depreciation	(10,594,014)
Net unrealized appreciation (depreciation)	$500,801,729
Undistributed ordinary income	3,887,306
Undistributed long-term capital gain	82,537,653
Other temporary differences	(162,416)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share

17

MFS Growth Series

Notes to Financial Statements – continued

dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/14	Year ended 12/31/13	Year ended 12/31/14	Year ended 12/31/13
Initial Class	$1,315,037	$2,673,098	$83,920,326	$8,467,219
Service Class	—	234,224	17,935,770	1,430,050
Total	$1,315,037	$2,907,322	$101,856,096	$9,897,269

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2014, this management fee reduction amounted to $70,529, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.71% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2014, the fee was $89,291, which equated to 0.0058% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2014, these costs amounted to $2,669.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.0141% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into services agreements (the Compliance Officer Agreements) which provided for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the Compliance Officer Agreement between the funds and Griffin Compliance LLC

18

MFS Growth Series

Notes to Financial Statements – continued

was terminated. For the year ended December 31, 2014, the aggregate fees paid by the fund under these agreements were $7,365 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreements in the amount of $2,654, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO, Assistant ICCO, and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2014, purchases and sales of investments, other than short-term obligations, aggregated $549,519,870 and $676,948,394, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,933,212	$75,547,700	5,035,809	$169,845,931
Service Class	2,525,829	96,644,801	2,764,608	91,199,853
	4,459,041	$172,192,501	7,800,417	$261,045,784
Shares issued to shareholders in reinvestment of distributions
Initial Class	2,206,955	$84,945,696	330,769	$11,140,317
Service Class	477,396	17,935,770	50,463	1,664,274
	2,684,351	$102,881,466	381,232	$12,804,591
Shares reacquired
Initial Class	(5,836,614)	$(229,260,814)	(6,822,186)	$(229,194,954)
Service Class	(2,143,317)	(79,832,216)	(1,230,190)	(40,548,806)
	(7,979,931)	$(309,093,030)	(8,052,376)	$(269,743,760)
Net change
Initial Class	(1,696,447)	$(68,767,418)	(1,455,608)	$(48,208,706)
Service Class	859,908	34,748,355	1,584,881	52,315,321
	(836,539)	$(34,019,063)	129,273	$4,106,615

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 12%, 4%, and 3%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2014, the fund’s commitment fee and interest expense were $5,688 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

19

MFS Growth Series

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	22,764,729	269,874,861	(273,244,279)	19,395,311

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$20,885	$19,395,311

20

MFS Growth Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Growth Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Growth Series (one of the series of MFS Variable Insurance Trust) (the “Fund”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Growth Series as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2015

21

MFS Growth Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

22

MFS Growth Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A

Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2015, the Trustees served as board members of 135 funds within the MFS Family of Funds.

23

MFS Growth Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Eric Fischman Matthew Sabel

24

MFS Growth Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for each of the one- and five-year periods ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

25

MFS Growth Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

26

MFS Growth Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $82,118,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 36.45% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

27

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

28

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

ANNUAL REPORT

December 31, 2014

MFS® INVESTORS GROWTH STOCK SERIES

MFS® Variable Insurance Trust

VGS-ANN

MFS® INVESTORS GROWTH STOCK SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Investors Growth Stock Series

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

As 2015 begins, sharply lower oil prices are reshaping the global economy, adding to deflationary pressures in the eurozone and exacerbating challenges faced by oil exporters such as Russia. The U.S. economy stands on firmer ground, having expanded steadily over the past year. The U.S. labor market has regained momentum, consumer confidence is buoyant and gasoline prices have tumbled, boosting prospects for a stronger economic rebound in 2015.

Other regions are struggling. The eurozone economy is barely expanding, and the European Central Bank (ECB) has introduced large-scale asset purchases.

Despite Japan’s efforts to strengthen its economy, its sales tax increase last spring tipped the country into a recession, leading to additional monetary stimulus from the Bank of Japan. China’s economy is slowing as it transitions to a more sustainable basis, and its growth rate will likely continue to decline.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 13, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Investors Growth Stock Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Google, Inc., “A”	4.2%
Accenture PLC, “A”	4.1%
Visa, Inc., “A”	4.0%
Colgate-Palmolive Co.	3.5%
Danaher Corp.	3.3%
United Technologies Corp.	3.1%
Oracle Corp.	2.9%
CVS Health Corp.	2.8%
Schlumberger Ltd.	2.8%
EMC Corp.	2.4%

Equity sectors
Industrial Goods & Services	14.2%
Health Care	13.9%
Technology	13.5%
Consumer Staples	12.3%
Retailing	9.7%
Financial Services	9.2%
Leisure	9.2%
Special Products & Services	7.7%
Basic Materials	3.2%
Energy	3.2%
Autos & Housing	2.1%
Transportation	0.6%

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 12/31/14.

The portfolio is actively managed and current holdings may be different.

2

MFS Investors Growth Stock Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2014, Initial Class shares of the MFS Investors Growth Stock Series (“fund”) provided a total return of 11.45%, while Service Class shares of the fund provided a total return of 11.11%. These compare with a return of 13.05% over the same period for the fund’s benchmark, the Russell 1000 Growth Index.

Market Environment

Early in the period, US equities suffered what proved to be a temporary setback due to concerns over emerging markets as well as what was perceived at the time to be a pause in US economic growth, partially caused by extreme weather events and a weak December 2013 labor market report. Markets soon recovered as the economic pause concluded and investors appeared to have become increasingly comfortable that newly-installed US Federal Reserve (“Fed”) Chair Janet Yellen would not make any substantial changes to the trajectory of Fed monetary policy.

A generally risk-friendly, carry trade environment persisted from February 2014 until mid-year. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the US, coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets late in the period with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading close to all-time highs and US Treasury yields were close to their lows for the period. However, credit markets did not fare as well in the second half of 2014, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility as oil prices began to decline in an accelerated fashion in the fourth quarter.

Detractors from Performance

Stock selection in the technology sector detracted from the fund’s performance relative to the Russell 1000 Growth Index. An underweight position in computer and personal electronics maker Apple and not holding software giant Microsoft and social networking service provider Facebook dampened relative results as all three stocks outpaced the benchmark during the reporting period. An overweight position in poor-performing internet giant Google further weighed on relative returns. Shares of Google fell as the company missed analysts’ estimates for both revenue and income for four consecutive quarters. The company continued to face headwinds from a maturing internet search market, challenges with monetizing mobile search and regulatory anti-trust rulings in the European Union.

Stock selection and an underweight position in the transportation sector also had a negative impact on relative performance. Not holding railroad and freight transportation services provider Union Pacific hindered relative results. Shares of Union Pacific benefited from positive earnings primarily due to increased volume, a beneficial pricing environment and share repurchases.

Stock selection in the health care sector also hurt relative returns. However, no individual stocks within this sector were among the fund’s top relative detractors during the reporting period.

Other individual stocks that detracted from relative performance included an overweight position in global media company Discovery Communications, investment management firm Franklin Resources and building systems and aerospace products and services provider United Technologies. Holdings of French international food producer Danone (b) and French luxury goods company LVMH (b) also dampened relative performance as both stocks underperformed the benchmark during the reporting period. Shares of Danone fell as weakness in two of the company’s key dairy markets, the Eurozone and the United States, and also in its Baby Food segment, hurt results. Additionally, investors appeared to have been concerned about the negative impact on sales that resulted from the Fonterra product recall in mainland China.

Contributors to Performance

The combination of an underweight position and stock selection in the energy sector benefited relative returns. There were no individual stocks within this sector that were among the fund’s top relative contributors during the reporting period.

Strong stock selection within the industrial goods & services sector further supported relative performance, led by the fund’s holdings of sensors and controls manufacturer Sensata Technologies (b). Shares of Sensata Technologies appreciated after the company reported results showing positive earnings trends, particularly in the European auto segment.

Elsewhere, not holding internet retailer Amazon.com and telecommunications company Verizon Communications strengthened relative performance. Overweight positions in drugstore retailer CVS Health, animal health products manufacturer Zoetis, paint and coating company Sherwin Williams and data storage systems provider EMC also aided relative results. Shares of EMC benefited from revenues that came in ahead of consensus and the company’s announcement of an acceleration in its buyback program for the rest

3

MFS Investors Growth Stock Series

Management Review – continued

of 2014 which was positive for the stock. Holdings of media firm Time Warner (b) and semiconductor manufacturer Taiwan Semiconductor (b) (Taiwan) and an underweight position in poor-performing diversified technology products and services company International Business Machines (IBM) (h) further supported relative returns.

Respectfully,

Jeffrey Constantino

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Investors Growth Stock Series

PERFORMANCE SUMMARY THROUGH 12/31/14

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/14

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	5/03/99	11.45%	13.95%	7.80%
Service Class	5/01/00	11.11%	13.67%	7.53%

Comparative benchmark
Russell 1000 Growth Index (f)		13.05%	15.81%	8.49%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 1000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Investors Growth Stock Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2014 through December 31, 2014

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/14	Ending Account Value 12/31/14	Expenses Paid During Period (p) 7/01/14-12/31/14
Initial Class	Actual	0.82%	$1,000.00	$1,064.49	$4.27
	Hypothetical (h)	0.82%	$1,000.00	$1,021.07	$4.18
Service Class	Actual	1.07%	$1,000.00	$1,063.51	$5.57
	Hypothetical (h)	1.07%	$1,000.00	$1,019.81	$5.45

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Investors Growth Stock Series

PORTFOLIO OF INVESTMENTS – 12/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.8%
Aerospace – 4.0%
Precision Castparts Corp.	15,250	$3,673,419
United Technologies Corp.	107,747	12,390,905

		$16,064,324

Alcoholic Beverages – 2.1%
AmBev S.A., ADR	441,328	$2,745,060
Pernod Ricard S.A.	51,845	5,748,416

		$8,493,476

Apparel Manufacturers – 5.2%
Burberry Group PLC	109,734	$2,780,510
LVMH Moet Hennessy Louis Vuitton S.A.	51,657	8,168,732
NIKE, Inc., “B”	49,606	4,769,617
VF Corp.	66,388	4,972,461

		$20,691,320

Automotive – 0.9%
Johnson Controls, Inc.	72,898	$3,523,889

Broadcasting – 8.3%
Discovery Communications, Inc., “A” (a)	141,859	$4,887,043
Omnicom Group, Inc.	19,857	1,538,322
Time Warner, Inc.	106,496	9,096,888
Twenty-First Century Fox, Inc.	246,850	9,480,274
Viacom, Inc., “B”	21,048	1,583,862
Walt Disney Co.	71,434	6,728,368

		$33,314,757

Brokerage & Asset Managers – 4.0%
Charles Schwab Corp.	65,199	$1,968,358
CME Group, Inc.	64,010	5,674,487
Franklin Resources, Inc.	147,484	8,166,189

		$15,809,034

Business Services – 7.7%
Accenture PLC, “A”	184,706	$16,496,093
Cognizant Technology Solutions Corp., “A” (a)	90,914	4,787,531
Equifax, Inc.	68,237	5,518,326
Fidelity National Information Services, Inc.	65,778	4,091,392

		$30,893,342

Chemicals – 1.6%
Monsanto Co.	53,707	$6,416,375

Computer Software – 2.9%
Oracle Corp.	260,777	$11,727,142

Computer Software – Systems – 3.3%
Apple, Inc.	32,166	$3,550,483
EMC Corp.	329,253	9,791,984

		$13,342,467

Construction – 1.2%
Sherwin-Williams Co.	18,778	$4,939,365

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Consumer Products – 6.4%
Church & Dwight Co., Inc.	33,532	$2,642,657
Colgate-Palmolive Co.	202,020	13,977,764
L’Oreal S.A.	18,802	3,156,613
Procter & Gamble Co.	63,133	5,750,785

		$25,527,819

Electrical Equipment – 9.2%
Amphenol Corp., “A”	58,323	$3,138,361
Danaher Corp.	154,888	13,275,450
Mettler-Toledo International, Inc. (a)	23,938	7,240,287
Sensata Technologies Holding B.V. (a)	100,661	5,275,643
W.W. Grainger, Inc.	30,353	7,736,676

		$36,666,417

Electronics – 2.4%
Microchip Technology, Inc.	101,838	$4,593,912
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	219,474	4,911,828

		$9,505,740

Energy – Independent – 0.4%
Occidental Petroleum Corp.	20,052	$1,616,392

Food & Beverages – 3.8%
Danone S.A.	98,729	$6,495,035
Mead Johnson Nutrition Co., “A”	64,069	6,441,497
PepsiCo, Inc.	21,504	2,033,418

		$14,969,950

Food & Drug Stores – 2.8%
CVS Health Corp.	117,412	$11,307,950

Internet – 4.9%
eBay, Inc. (a)	50,481	$2,832,994
Google, Inc., “A” (a)	31,471	16,700,401

		$19,533,395

Machinery & Tools – 1.0%
Colfax Corp. (a)	77,186	$3,980,482

Medical & Health Technology & Services – 2.8%
Express Scripts Holding Co. (a)	109,693	$9,287,706
Patterson Cos., Inc.	40,302	1,938,526

		$11,226,232

Medical Equipment – 7.9%
Abbott Laboratories	131,350	$5,913,377
DENTSPLY International, Inc.	162,756	8,670,012
St. Jude Medical, Inc.	31,763	2,065,548
Thermo Fisher Scientific, Inc.	76,001	9,522,165
Waters Corp. (a)	47,196	5,319,933

		$31,491,035

Oil Services – 2.8%
Schlumberger Ltd.	129,649	$11,073,321

7

MFS Investors Growth Stock Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Other Banks & Diversified Financials – 5.3%
MasterCard, Inc., “A”	59,785	$5,151,076
Visa, Inc., “A”	60,803	15,942,547

		$21,093,623

Pharmaceuticals – 3.2%
Allergan, Inc.	11,310	$2,404,393
Johnson & Johnson	26,563	2,777,693
Zoetis, Inc.	177,363	7,631,930

		$12,814,016

Restaurants – 0.8%
McDonald’s Corp.	35,844	$3,358,583

Specialty Chemicals – 1.6%
Praxair, Inc.	48,687	$6,307,888

Specialty Stores – 1.7%
AutoZone, Inc. (a)	9,821	$6,080,279
Hermes International	2,496	890,380

		$6,970,659

Trucking – 0.6%
Expeditors International of Washington, Inc.	53,278	$2,376,732

Total Common Stocks (Identified Cost, $262,018,774)		$395,035,725

Issuer	Shares/Par	Value ($)

MONEY MARKET FUNDS – 1.0%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	4,184,681	$4,184,681

Total Investments (Identified Cost, $266,203,455)		$399,220,406

OTHER ASSETS, LESS LIABILITIES – 0.2%		612,968

NET ASSETS – 100.0%		$399,833,374

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

See Notes to Financial Statements

8

MFS Investors Growth Stock Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/14
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $262,018,774)	$395,035,725
Underlying affiliated funds, at cost and value	4,184,681
Total investments, at value (identified cost, $266,203,455)	$399,220,406
Receivables for
Fund shares sold	937,739
Interest and dividends	640,704
Other assets	2,730
Total assets		$400,801,579
Liabilities
Payable to custodian	$112,233
Payables for
Investments purchased	62,421
Fund shares reacquired	704,366
Payable to affiliates
Investment adviser	14,536
Shareholder servicing costs	292
Distribution and/or service fees	4,604
Payable for independent Trustees’ compensation	7
Accrued expenses and other liabilities	69,746
Total liabilities		$968,205
Net assets		$399,833,374
Net assets consist of
Paid-in capital	$237,810,141
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	133,017,398
Accumulated net realized gain (loss) on investments and foreign currency	26,684,591
Undistributed net investment income	2,321,244
Net assets		$399,833,374
Shares of beneficial interest outstanding		25,464,142

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$67,825,388	4,227,861	$16.04
Service Class	332,007,986	21,236,281	15.63

See Notes to Financial Statements

9

MFS Investors Growth Stock Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/14
Net investment income
Income
Dividends	$6,528,355
Interest	91,001
Dividends from underlying affiliated funds	2,860
Foreign taxes withheld	(242,149)
Total investment income		$6,380,067
Expenses
Management fee	$2,969,771
Distribution and/or service fees	820,329
Shareholder servicing costs	42,396
Administrative services fee	63,614
Independent Trustees’ compensation	9,311
Custodian fee	49,076
Shareholder communications	44,701
Audit and tax fees	54,085
Legal fees	3,377
Miscellaneous	15,644
Total expenses		$4,072,304
Reduction of expenses by investment adviser	(18,748)
Net expenses		$4,053,556
Net investment income		$2,326,511
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$47,840,622
Foreign currency	(4,599)
Net realized gain (loss) on investments and foreign currency		$47,836,023
Change in unrealized appreciation (depreciation)
Investments	$(9,335,863)
Translation of assets and liabilities in foreign currencies	(1,520)
Net unrealized gain (loss) on investments and foreign currency translation		$(9,337,383)
Net realized and unrealized gain (loss) on investments and foreign currency		$38,498,640
Change in net assets from operations		$40,825,151

See Notes to Financial Statements

10

MFS Investors Growth Stock Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2014	2013
Change in net assets
From operations
Net investment income	$2,326,511	$1,240,982
Net realized gain (loss) on investments and foreign currency	47,836,023	21,768,699
Net unrealized gain (loss) on investments and foreign currency translation	(9,337,383)	78,298,340
Change in net assets from operations	$40,825,151	$101,308,021
Distributions declared to shareholders
From net investment income	$(1,236,268)	$(1,774,121)
From net realized gain on investments	(21,700,351)	(12,243,874)
Total distributions declared to shareholders	$(22,936,619)	$(14,017,995)
Change in net assets from fund share transactions	$(45,862,768)	$(4,654,343)
Total change in net assets	$(27,974,236)	$82,635,683
Net assets
At beginning of period	427,807,610	345,171,927
At end of period (including undistributed net investment income of $2,321,244 and $1,235,600, respectively)	$399,833,374	$427,807,610

See Notes to Financial Statements

11

MFS Investors Growth Stock Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$15.32	$12.21	$11.01	$11.01	$9.83
Income (loss) from investment operations
Net investment income (d)	$0.12	$0.07	$0.08	$0.05	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	1.58	3.57	1.77	0.01	1.17
Total from investment operations	$1.70	$3.64	$1.85	$0.06	$1.22
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.09)	$(0.06)	$(0.06)	$(0.04)
From net realized gain on investments	(0.90)	(0.44)	(0.59)	—	—
Total distributions declared to shareholders	$(0.98)	$(0.53)	$(0.65)	$(0.06)	$(0.04)
Net asset value, end of period (x)	$16.04	$15.32	$12.21	$11.01	$11.01
Total return (%) (k)(r)(s)(x)	11.45	30.29	16.97	0.58	12.47
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	0.82	0.83	0.82	0.88
Expenses after expense reductions (f)	0.82	0.82	0.83	0.82	0.88
Net investment income	0.79	0.52	0.70	0.46	0.49
Portfolio turnover	24	26	30	28	44
Net assets at end of period (000 omitted)	$67,825	$71,949	$71,432	$77,136	$83,355

See Notes to Financial Statements

12

MFS Investors Growth Stock Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$14.96	$11.93	$10.77	$10.76	$9.62
Income (loss) from investment operations
Net investment income (d)	$0.08	$0.04	$0.05	$0.02	$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	1.53	3.49	1.73	0.02	1.15
Total from investment operations	$1.61	$3.53	$1.78	$0.04	$1.17
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.06)	$(0.03)	$(0.03)	$(0.03)
From net realized gain on investments	(0.90)	(0.44)	(0.59)	—	—
Total distributions declared to shareholders	$(0.94)	$(0.50)	$(0.62)	$(0.03)	$(0.03)
Net asset value, end of period (x)	$15.63	$14.96	$11.93	$10.77	$10.76
Total return (%) (k)(r)(s)(x)	11.11	30.05	16.68	0.37	12.15
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07	1.07	1.08	1.07	1.12
Expenses after expense reductions (f)	1.07	1.07	1.08	1.07	1.12
Net investment income	0.55	0.28	0.46	0.21	0.23
Portfolio turnover	24	26	30	28	44
Net assets at end of period (000 omitted)	$332,008	$355,858	$273,740	$252,058	$276,777

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Investors Growth Stock Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Investors Growth Stock Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price

14

MFS Investors Growth Stock Series

Notes to Financial Statements – continued

movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$360,139,151	$—	$—	$360,139,151
France	890,380	23,568,796	—	24,459,176
Taiwan	4,911,828	—	—	4,911,828
United Kingdom	—	2,780,510	—	2,780,510
Brazil	2,745,060	—	—	2,745,060
Mutual Funds	4,184,681	—	—	4,184,681
Total Investments	$372,871,100	$26,349,306	$—	$399,220,406

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $20,412,182 would have been considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income, in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2014, there were no securities on loan or collateral outstanding.

15

MFS Investors Growth Stock Series

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended December 31, 2014, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and redemptions in-kind.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/14	12/31/13
Ordinary income (including any short-term capital gains)	$4,820,131	$4,015,558
Long-term capital gains	18,116,488	10,002,437
Total distributions	$22,936,619	$14,017,995

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/14
Cost of investments	$266,489,166
Gross appreciation	133,264,324
Gross depreciation	(533,084)
Net unrealized appreciation (depreciation)	$132,731,240
Undistributed ordinary income	5,459,928
Undistributed long-term capital gain	23,831,618
Other temporary differences	447

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share

16

MFS Investors Growth Stock Series

Notes to Financial Statements – continued

dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/14	Year ended 12/31/13	Year ended 12/31/14	Year ended 12/31/13
Initial Class	$345,675	$433,291	$3,713,068	$2,167,446
Service Class	890,593	1,340,830	17,987,283	10,076,428
Total	$1,236,268	$1,774,121	$21,700,351	$12,243,874

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2014, this management fee reduction amounted to $18,050, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2014, the fee was $41,476, which equated to 0.0105% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2014, these costs amounted to $920.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.0161% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into services agreements (the Compliance Officer Agreements) which provided for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the Compliance Officer Agreement between the funds and Griffin

17

MFS Investors Growth Stock Series

Notes to Financial Statements – continued

Compliance LLC was terminated. For the year ended December 31, 2014, the aggregate fees paid by the fund under these agreements were $1,701 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreements in the amount of $698, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO, Assistant ICCO, and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2014, purchases and sales of investments, other than in-kind transactions and short-term obligations, aggregated $95,143,736 and $113,303,235, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	286,860	$4,474,196	431,037	$5,859,312
Service Class	3,700,498	55,855,040	3,575,827	48,248,899
	3,987,358	$60,329,236	4,006,864	$54,108,211
Shares issued to shareholders in reinvestment of distributions
Initial Class	266,322	$4,058,743	190,809	$2,600,737
Service Class	1,270,382	18,877,876	857,152	11,417,258
	1,536,704	$22,936,619	1,047,961	$14,017,995
Shares reacquired
Initial Class	(1,020,906)	$(15,848,831)	(1,778,258)	$(24,350,702)
Service Class	(7,528,943)	(113,279,792)	(3,586,321)	(48,429,847)
	(8,549,849)	$(129,128,623)	(5,364,579)	$(72,780,549)
Net change
Initial Class	(467,724)	$(7,315,892)	(1,156,412)	$(15,890,653)
Service Class	(2,558,063)	(38,546,876)	846,658	11,236,310
	(3,025,787)	$(45,862,768)	(309,754)	$(4,654,343)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2014, the fund’s commitment fee and interest expense were $1,465 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

18

MFS Investors Growth Stock Series

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	1,053,575	65,168,516	(62,037,410)	4,184,681

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$2,860	$4,184,681

(8)	Redemption In-Kind

On May 1, 2014, the fund recorded redemption proceeds for a distribution in-kind of portfolio securities and cash that were valued at $57,740,712. The redeeming shareholder generally receives a pro rata share of the securities held by the fund. The distribution of such securities generated a realized gain of $20,778,489 for the fund.

(9)	Subsequent Event

On December 2, 2014, the Board of Trustees of the fund approved a proposed Agreement and Plan of Reorganization, whereby MFS Investors Growth Stock Series, a series of MFS Variable Insurance Trust would be reorganized into MFS Massachusetts Investors Growth Stock Portfolio, a portfolio of MFS Variable Insurance Trust II. The Agreement and Plan of Reorganization is subject to the approval of the shareholders of the MFS Investors Growth Stock Series. The proposed Agreement and Plan of Reorganization provides for the transfer of the assets of the MFS Investors Growth Stock Series to the MFS Massachusetts Investors Growth Stock Portfolio and the assumption by the MFS Massachusetts Investors Growth Stock Portfolio of the liabilities of the MFS Investors Growth Stock Series in exchange solely for shares of beneficial interest in the MFS Massachusetts Investors Growth Stock Portfolio. Immediately following the transfer, the MFS Massachusetts Investors Growth Stock Portfolio shares received by the MFS Investors Growth Stock Series will be distributed to shareholders, pro rata, and the MFS Investors Growth Stock Series will be liquidated and terminated. If approved by shareholders, it is expected that the reorganization will occur on or around March 27, 2015.

19

MFS Investors Growth Stock Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Investors Growth Stock Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Investors Growth Stock Series (one of the series of MFS Variable Insurance Trust) (the “Fund”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Investors Growth Stock Series as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2015

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MFS Investors Growth Stock Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

21

MFS Investors Growth Stock Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A

Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2015, the Trustees served as board members of 135 funds within the MFS Family of Funds.

22

MFS Investors Growth Stock Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Jeffrey Constantino

23

MFS Investors Growth Stock Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

24

MFS Investors Growth Stock Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

25

MFS Investors Growth Stock Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $19,929,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 82.17% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

26

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

ANNUAL REPORT

December 31, 2014

MFS® INVESTORS TRUST SERIES

MFS® Variable Insurance Trust

VGI-ANN

MFS® INVESTORS TRUST SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Investors Trust Series

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

As 2015 begins, sharply lower oil prices are reshaping the global economy, adding to deflationary pressures in the eurozone and exacerbating challenges faced by oil exporters such as Russia. The U.S. economy stands on firmer ground, having expanded steadily over the past year. The U.S. labor market has regained momentum, consumer confidence is buoyant and gasoline prices have tumbled, boosting prospects for a stronger economic rebound in 2015.

Other regions are struggling. The eurozone economy is barely expanding, and the European Central Bank (ECB) has introduced large-scale asset purchases.

Despite Japan’s efforts to strengthen its economy, its sales tax increase last spring tipped the country into a recession, leading to additional monetary stimulus from the Bank of Japan. China’s economy is slowing as it transitions to a more sustainable basis, and its growth rate will likely continue to decline.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 13, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Investors Trust Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
JPMorgan Chase & Co.	3.0%
Danaher Corp.	2.8%
Visa, Inc., “A”	2.5%
EMC Corp.	2.2%
Johnson & Johnson	2.1%
Procter & Gamble Co.	2.1%
Wells Fargo & Co.	2.1%
Walt Disney Co.	2.0%
United Technologies Corp.	2.0%
American Express Co.	1.9%

Equity sectors
Financial Services	19.4%
Health Care	14.2%
Technology	10.6%
Industrial Goods & Services	9.4%
Consumer Staples	8.0%
Leisure	7.9%
Retailing	7.6%
Energy	5.9%
Special Products & Services	4.4%
Basic Materials	3.7%
Utilities & Communications	3.6%
Transportation	2.2%
Autos & Housing	1.6%

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 12/31/14.

The portfolio is actively managed and current holdings may be different.

2

MFS Investors Trust Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2014, Initial Class shares of the MFS Investors Trust Series (“fund”) provided a total return of 11.01%, while Service Class shares of the fund provided a total return of 10.71%. These compare with a return of 13.69% over the same period for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”).

Market Environment

Early in the period, US equities suffered what proved to be a temporary setback due to concerns over emerging markets as well as what was perceived at the time to be a pause in US economic growth, partially caused by extreme weather events and a weak December 2013 labor market report. Markets soon recovered as the economic pause concluded and investors appeared to have become increasingly comfortable that newly-installed US Federal Reserve (“Fed”) Chair Janet Yellen would not make any substantial changes to the trajectory of Fed monetary policy.

A generally risk-friendly, carry trade environment persisted from February 2014 until mid-year. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the US, coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets late in the period with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading close to all-time highs and US Treasury yields were close to their lows for the period. However, credit markets did not fare as well in the second half of 2014, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility as oil prices began to decline in an accelerated fashion in the fourth quarter.

Detractors from Performance

The combination of weak stock selection and an underweight position in the technology sector was a negative factor for performance relative to the S&P 500 Index. Within this sector, the fund’s underweight position in computer and personal electronics maker Apple, and not holding shares of strong-performing computer electronic components manufacturer Intel and computer and software provider Microsoft, weighed on relative results as all three stocks outperformed the benchmark during the period. The fund’s overweight position in poor-performing internet search giant Google also hurt relative performance. Shares of Google missed analysts’ estimates for both revenue and income for the last four quarters. The company continued to face headwinds from a maturing internet search market, challenges with monetizing mobile search, and regulatory anti-trust rulings in the European Union.

Weak stock selection in the consumer staples sector was another detractor from relative returns, led by the fund’s holdings of international food producer Groupe Danone (b) (France) and alcoholic beverage producer Diageo (b) (United Kingdom) hampered relative performance as both stocks turned in negative performance. Shares of Diageo declined due to the company’s slower sales growth in the emerging markets and North America.

Stock selection in both the health care and basic materials sectors also detracted from relative results. However, there were no individual stocks within either sector that were among the fund’s largest relative detractors during the period.

Elsewhere, the fund’s overweight positions in independent energy company Noble Energy, oil and gas equipment company Cameron International and construction engineering firm Fluor Corp. held back relative performance. Shares of these oil-sensitive companies declined during the period primarily due to a significant decrease in oil prices during the period. Additionally, an overweight position in poor-performing aerospace and defense parts maker Precision Castparts lowered relative performance.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, detracted from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

Contributors to Performance

Strong stock selection in both the leisure and autos & housing sectors benefited relative performance during the period. Within the leisure sector, the fund’s overweight position in media company Time Warner boosted relative returns as its stock price rose on the back of solid revenue growth. Within autos & housing, the fund’s overweight position in strong-performing paint company Sherwin-Williams aided relative results. The company beat market expectations due to strong volume trends across all segments which were the primary drivers behind the stock’s outperformance.

Stocks in other sectors that benefited relative performance included the fund’s overweight positions in medical equipment manufacturer Covidien, computer products and services provider Hewlett-Packard, and women’s apparel holding company Limited

3

MFS Investors Trust Series

Management Review – continued

Brands as all three stocks posted strong performance during the period. Shares of Covidien skyrocketed during the middle of the period as the company announced that Medtronic had entered into an agreement to acquire the company at a significant premium. The fund’s underweight positions in poor-performing energy companies Exxon Mobil and Chevron, and avoiding shares of weak-performing diversified industrial company General Electric, internet retailer Amazon.com and diversified technology products and services company International Business Machines (IBM), supported relative returns.

Respectfully,

T. Kevin Beatty	Ted Maloney
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Investors Trust Series

PERFORMANCE SUMMARY THROUGH 12/31/14

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/14

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	10/09/95	11.01%	13.68%	7.99%
Service Class	5/01/00	10.71%	13.40%	7.71%

Comparative benchmark
Standard & Poor’s 500 Stock Index (f)		13.69%	15.45%	7.67%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Investors Trust Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2014 through December 31, 2014

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/14	Ending Account Value 12/31/14	Expenses Paid During Period (p) 7/01/14-12/31/14
Initial Class	Actual	0.80%	$1,000.00	$1,057.12	$4.15
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
Service Class	Actual	1.05%	$1,000.00	$1,055.60	$5.44
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Investors Trust Series

PORTFOLIO OF INVESTMENTS – 12/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.2%
Aerospace – 5.0%
Honeywell International, Inc.	105,644	$10,555,948
Precision Castparts Corp.	35,668	8,591,708
United Technologies Corp.	109,874	12,635,510

		$31,783,166

Alcoholic Beverages – 1.7%
Diageo PLC	155,015	$4,446,008
Pernod Ricard S.A.	59,158	6,559,259

		$11,005,267

Apparel Manufacturers – 2.4%
LVMH Moet Hennessy Louis Vuitton S.A.	31,541	$4,987,707
NIKE, Inc., “B”	40,844	3,927,151
VF Corp.	81,614	6,112,889

		$15,027,747

Automotive – 0.5%
Delphi Automotive PLC	41,465	$3,015,335

Broadcasting – 5.0%
Time Warner, Inc.	131,057	$11,194,889
Twenty-First Century Fox, Inc.	209,067	8,029,218
Walt Disney Co.	137,586	12,959,225

		$32,183,332

Brokerage & Asset Managers – 2.9%
BlackRock, Inc.	28,400	$10,154,704
Franklin Resources, Inc.	40,288	2,230,747
NASDAQ OMX Group, Inc.	128,158	6,146,458

		$18,531,909

Business Services – 4.4%
Accenture PLC, “A”	109,639	$9,791,859
Cognizant Technology Solutions Corp., “A” (a)	183,002	9,636,885
Fidelity National Information Services, Inc.	140,628	8,747,062

		$28,175,806

Cable TV – 1.8%
Comcast Corp., “A”	199,123	$11,551,125

Computer Software – 1.1%
Citrix Systems, Inc. (a)	68,276	$4,356,009
Oracle Corp.	62,688	2,819,079

		$7,175,088

Computer Software – Systems – 4.2%
Apple, Inc.	61,302	$6,766,515
EMC Corp.	463,278	13,777,888
Hewlett-Packard Co.	159,596	6,404,587

		$26,948,990

Construction – 1.1%
Sherwin-Williams Co.	27,133	$7,137,064

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Consumer Products – 3.8%
Colgate-Palmolive Co.	75,947	$5,254,773
Newell Rubbermaid, Inc.	145,609	5,546,247
Procter & Gamble Co.	146,064	13,304,970

		$24,105,990

Containers – 1.1%
Crown Holdings, Inc. (a)	143,816	$7,320,234

Electrical Equipment – 3.9%
Danaher Corp.	208,914	$17,906,019
W.W. Grainger, Inc.	26,463	6,745,154

		$24,651,173

Electronics – 2.4%
Altera Corp.	189,890	$7,014,537
Microchip Technology, Inc.	186,466	8,411,481

		$15,426,018

Energy – Independent – 3.2%
EOG Resources, Inc.	100,580	$9,260,401
Noble Energy, Inc.	126,926	6,020,100
Occidental Petroleum Corp.	61,011	4,918,097

		$20,198,598

Engineering – Construction – 0.6%
Fluor Corp.	64,569	$3,914,818

Food & Beverages – 2.5%
Danone S.A.	97,261	$6,398,460
General Mills, Inc.	46,842	2,498,084
Mondelez International, Inc.	197,355	7,168,920

		$16,065,464

General Merchandise – 2.1%
Kohl’s Corp.	102,854	$6,278,208
Target Corp.	94,649	7,184,806

		$13,463,014

Insurance – 0.9%
ACE Ltd.	47,318	$5,435,892

Internet – 2.8%
Google, Inc., “A” (a)	18,891	$10,024,698
Google, Inc., “C” (a)	15,136	7,967,590

		$17,992,288

Major Banks – 9.7%
Bank of America Corp.	479,079	$8,570,723
Goldman Sachs Group, Inc.	60,650	11,755,790
JPMorgan Chase & Co.	303,007	18,962,178
Morgan Stanley	152,627	5,921,928
State Street Corp.	50,141	3,936,069
Wells Fargo & Co.	241,031	13,213,319

		$62,360,007

7

MFS Investors Trust Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Medical & Health Technology & Services – 0.9%
McKesson Corp.	28,689	$5,955,263

Medical Equipment – 5.2%
Abbott Laboratories	129,813	$5,844,181
Covidien PLC	62,854	6,428,707
St. Jude Medical, Inc.	70,172	4,563,285
Stryker Corp.	62,028	5,851,101
Thermo Fisher Scientific, Inc.	85,775	10,746,750

		$33,434,024

Oil Services – 2.8%
Cameron International Corp. (a)	100,635	$5,026,718
National Oilwell Varco, Inc.	65,630	4,300,734
Schlumberger Ltd.	97,500	8,327,475

		$17,654,927

Other Banks & Diversified Financials – 5.9%
American Express Co.	127,640	$11,875,626
MasterCard, Inc., “A”	112,311	9,676,716
Visa, Inc., “A”	61,487	16,121,891

		$37,674,233

Pharmaceuticals – 8.0%
AbbVie, Inc.	93,794	$6,137,879
Actavis PLC (a)	14,653	3,771,829
Bristol-Myers Squibb Co.	98,897	5,837,890
Eli Lilly & Co.	44,609	3,077,575
Endo International PLC (a)	84,633	6,103,732
Johnson & Johnson	127,593	13,342,400
Pfizer, Inc.	111,386	3,469,674
Valeant Pharmaceuticals International, Inc. (a)	67,071	9,598,531

		$51,339,510

Railroad & Shipping – 1.3%
Canadian National Railway Co.	122,391	$8,433,964

Restaurants – 1.1%
McDonald’s Corp.	73,729	$6,908,407

Specialty Chemicals – 2.6%
FMC Corp.	12,278	$700,214
Linde AG	24,667	4,602,609
Praxair, Inc.	39,464	5,112,956
W.R. Grace & Co. (a)	64,021	6,106,963

		$16,522,742

Specialty Stores – 3.2%
Bed Bath & Beyond, Inc. (a)	108,829	$8,289,505
Hermes International	259	92,391
L Brands, Inc.	63,475	5,493,761
Ross Stores, Inc.	67,959	6,405,815

		$20,281,472

Telecommunications – Wireless – 1.8%
American Tower Corp., REIT	114,200	$11,288,670

Trucking – 0.8%
United Parcel Service, Inc., “B”	48,217	$5,360,284

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Utilities – Electric Power – 1.5%
American Electric Power Co., Inc.	72,658	$4,411,794
CMS Energy Corp.	157,717	5,480,666

		$9,892,460

Total Common Stocks (Identified Cost, $414,956,717)		$628,214,281

CONVERTIBLE PREFERRED STOCKS – 0.3%
Utilities – Electric Power – 0.3%
Exelon Corp., 6.5% (Identified Cost, $1,672,245)	33,054	$1,735,335

MONEY MARKET FUNDS – 1.5%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	9,693,997	$9,693,997

Total Investments (Identified Cost, $426,322,959)		$639,643,613

OTHER ASSETS, LESS LIABILITIES – 0.0%		72,841

NET ASSETS – 100.0%		$639,716,454

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

8

MFS Investors Trust Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/14
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $416,628,962)	$629,949,616
Underlying affiliated funds, at cost and value	9,693,997
Total investments, at value (identified cost, $426,322,959)	$639,643,613
Cash	22,426
Receivables for
Fund shares sold	278,630
Interest and dividends	676,059
Other assets	3,983
Total assets		$640,624,711
Liabilities
Payable to custodian	$68,629
Payables for
Investments purchased	17
Fund shares reacquired	704,915
Payable to affiliates
Investment adviser	23,209
Shareholder servicing costs	402
Distribution and/or service fees	3,925
Payable for independent Trustees’ compensation	6
Accrued expenses and other liabilities	107,154
Total liabilities		$908,257
Net assets		$639,716,454
Net assets consist of
Paid-in capital	$360,298,655
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	213,321,695
Accumulated net realized gain (loss) on investments and foreign currency	61,303,504
Undistributed net investment income	4,792,600
Net assets		$639,716,454
Shares of beneficial interest outstanding		21,119,836

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$356,388,799	11,717,815	$30.41
Service Class	283,327,655	9,402,021	30.13

See Notes to Financial Statements

9

MFS Investors Trust Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/14
Net investment income
Income
Dividends	$10,524,978
Interest	73,239
Dividends from underlying affiliated funds	4,220
Foreign taxes withheld	(183,958)
Total investment income		$10,418,479
Expenses
Management fee	$4,641,318
Distribution and/or service fees	622,763
Shareholder servicing costs	67,536
Administrative services fee	93,638
Independent Trustees’ compensation	15,584
Custodian fee	65,727
Shareholder communications	68,526
Audit and tax fees	52,630
Legal fees	5,375
Miscellaneous	21,209
Total expenses		$5,654,306
Reduction of expenses by investment adviser	(29,551)
Net expenses		$5,624,755
Net investment income		$4,793,724
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$62,249,569
Foreign currency	(1,087)
Net realized gain (loss) on investments and foreign currency		$62,248,482
Change in unrealized appreciation (depreciation)
Investments	$(5,856,824)
Translation of assets and liabilities in foreign currencies	642
Net unrealized gain (loss) on investments and foreign currency translation		$(5,856,182)
Net realized and unrealized gain (loss) on investments and foreign currency		$56,392,300
Change in net assets from operations		$61,186,024

See Notes to Financial Statements

10

MFS Investors Trust Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2014	2013
Change in net assets
From operations
Net investment income	$4,793,724	$5,380,383
Net realized gain (loss) on investments and foreign currency	62,248,482	52,154,454
Net unrealized gain (loss) on investments and foreign currency translation	(5,856,182)	117,146,735
Change in net assets from operations	$61,186,024	$174,681,572
Distributions declared to shareholders
From net investment income	$(5,376,758)	$(6,505,100)
From net realized gain on investments	(47,877,196)	—
Total distributions declared to shareholders	$(53,253,954)	$(6,505,100)
Change in net assets from fund share transactions	$(8,620,643)	$(124,872,601)
Total change in net assets	$(688,573)	$43,303,871
Net assets
At beginning of period	640,405,027	597,101,156
At end of period (including undistributed net investment income of $4,792,600 and $5,376,721, respectively)	$639,716,454	$640,405,027

See Notes to Financial Statements

11

MFS Investors Trust Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$29.95	$22.93	$19.41	$20.04	$18.24
Income (loss) from investment operations
Net investment income (d)	$0.26	$0.24	$0.25	$0.17	$0.16
Net realized and unrealized gain (loss) on investments and foreign currency	2.92	7.07	3.46	(0.61)	1.86
Total from investment operations	$3.18	$7.31	$3.71	$(0.44)	$2.02
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.29)	$(0.19)	$(0.19)	$(0.22)
From net realized gain on investments	(2.42)	—	—	—	—
Total distributions declared to shareholders	$(2.72)	$(0.29)	$(0.19)	$(0.19)	$(0.22)
Net asset value, end of period (x)	$30.41	$29.95	$22.93	$19.41	$20.04
Total return (%) (k)(r)(s)(x)	11.01	32.05	19.18	(2.18)	11.10
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	0.81	0.82	0.82	0.83
Expenses after expense reductions (f)	0.81	0.81	0.82	0.82	0.83
Net investment income	0.87	0.93	1.15	0.84	0.87
Portfolio turnover	25	19	28	22	22
Net assets at end of period (000 omitted)	$356,389	$405,682	$455,295	$486,500	$603,279

12

MFS Investors Trust Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$29.72	$22.78	$19.31	$19.95	$18.16
Income (loss) from investment operations
Net investment income (d)	$0.19	$0.18	$0.20	$0.12	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	2.88	7.02	3.43	(0.61)	1.86
Total from investment operations	$3.07	$7.20	$3.63	$(0.49)	$1.97
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.26)	$(0.16)	$(0.15)	$(0.18)
From net realized gain on investments	(2.42)	—	—	—	—
Total distributions declared to shareholders	$(2.66)	$(0.26)	$(0.16)	$(0.15)	$(0.18)
Net asset value, end of period (x)	$30.13	$29.72	$22.78	$19.31	$19.95
Total return (%) (k)(r)(s)(x)	10.71	31.74	18.83	(2.42)	10.88
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.06	1.06	1.07	1.07	1.08
Expenses after expense reductions (f)	1.06	1.06	1.07	1.07	1.08
Net investment income	0.63	0.67	0.93	0.60	0.63
Portfolio turnover	25	19	28	22	22
Net assets at end of period (000 omitted)	$283,328	$234,723	$141,806	$78,392	$62,309

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Investors Trust Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Investors Trust Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price

14

MFS Investors Trust Series

Notes to Financial Statements – continued

movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$584,830,687	$—	$—	$584,830,687
France	92,391	17,945,426	—	18,037,817
Canada	18,032,495	—	—	18,032,495
Germany	4,602,609	—	—	4,602,609
United Kingdom	—	4,446,008	—	4,446,008
Mutual Funds	9,693,997	—	—	9,693,997
Total Investments	$617,252,179	$22,391,434	$—	$639,643,613

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $22,391,434 would have been considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income, in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2014, there were no securities on loan or collateral outstanding.

15

MFS Investors Trust Series

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended December 31, 2014, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/14	12/31/13
Ordinary income (including any short-term capital gains)	$10,197,233	$6,505,100
Long-term capital gains	43,056,721	—
Total distributions	$53,253,954	$6,505,100

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/14
Cost of investments	$427,979,520
Gross appreciation	215,886,323
Gross depreciation	(4,222,230)
Net unrealized appreciation (depreciation)	$211,664,093
Undistributed ordinary income	10,174,203
Undistributed long-term capital gain	57,578,462
Other temporary differences	1,041

16

MFS Investors Trust Series

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/14	Year ended 12/31/13	Year ended 12/31/14	Year ended 12/31/13
Initial Class	$3,396,452	$4,558,137	$27,760,205	$—
Service Class	1,980,306	1,946,963	20,116,991	—
Total	$5,376,758	$6,505,100	$47,877,196	$—

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

The investment adviser has agreed in writing to reduce its management fee to 0.60% of the average daily net assets in excess of $2.5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2016. For the year ended December 31, 2014, the fund’s average daily net assets did not exceed $2.5 billion and therefore, the management fee was not reduced in accordance with this agreement. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2014, this management fee reduction amounted to $28,473 which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2014, the fee was $66,169, which equated to 0.0107% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2014, these costs amounted to $1,367.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.0151% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into services agreements (the Compliance Officer

17

MFS Investors Trust Series

Notes to Financial Statements – continued

Agreements) which provided for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the Compliance Officer Agreement between the funds and Griffin Compliance LLC was terminated. For the year ended December 31, 2014, the aggregate fees paid by the fund under these agreements were $2,576 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreements in the amount of $1,078, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO, Assistant ICCO, and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2014, purchases and sales of investments, other than short-term obligations, aggregated $151,586,989 and $214,699,209, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	216,623	$6,487,891	527,522	$13,502,090
Service Class	3,399,102	100,586,085	2,975,204	77,017,940
	3,615,725	$107,073,976	3,502,726	$90,520,030
Shares issued to shareholders in reinvestment of distributions
Initial Class	1,070,308	$31,156,657	171,423	$4,558,137
Service Class	765,407	22,097,297	73,748	1,946,963
	1,835,715	$53,253,954	245,171	$6,505,100
Shares reacquired
Initial Class	(3,114,178)	$(93,629,876)	(7,012,013)	$(185,471,471)
Service Class	(2,661,329)	(75,318,697)	(1,376,108)	(36,426,260)
	(5,775,507)	$(168,948,573)	(8,388,121)	$(221,897,731)
Net change
Initial Class	(1,827,247)	$(55,985,328)	(6,313,068)	$(167,411,244)
Service Class	1,503,180	47,364,685	1,672,844	42,538,643
	(324,067)	$(8,620,643)	(4,640,224)	$(124,872,601)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2014, the fund’s commitment fee and interest expense were $2,242 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

18

MFS Investors Trust Series

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/ Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	4,298,195	106,749,634	(101,353,832)	9,693,997

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$4,220	$9,693,997

19

MFS Investors Trust Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Investors Trust Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Investors Trust Series (one of the series of MFS Variable Insurance Trust) (the “Fund”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Investors Trust Series as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2015

20

MFS Investors Trust Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

21

MFS Investors Trust Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A

Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2015, the Trustees served as board members of 135 funds within the MFS Family of Funds.

22

MFS Investors Trust Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers T. Kevin Beatty Ted Maloney

23

MFS Investors Trust Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for each of the one- and five-year periods ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

24

MFS Investors Trust Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion, and that MFS has agreed in writing to further reduce its advisory fee rate on the Fund’s average daily net assets over $2.5 billion, which may not be changed without the Trustees’ approval. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

25

MFS Investors Trust Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $47,363,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 89.95% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

26

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
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28

ANNUAL REPORT

December 31, 2014

MFS® MID CAP GROWTH SERIES

MFS® Variable Insurance Trust

VMG-ANN

MFS® MID CAP GROWTH SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Mid Cap Growth Series

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

As 2015 begins, sharply lower oil prices are reshaping the global economy, adding to deflationary pressures in the eurozone and exacerbating challenges faced by oil exporters such as Russia. The U.S. economy stands on firmer ground, having expanded steadily over the past year. The U.S. labor market has regained momentum, consumer confidence is buoyant and gasoline prices have tumbled, boosting prospects for a stronger economic rebound in 2015.

Other regions are struggling. The eurozone economy is barely expanding, and the European Central Bank (ECB) has introduced large-scale asset purchases.

Despite Japan’s efforts to strengthen its economy, its sales tax increase last spring tipped the country into a recession, leading to additional monetary stimulus from the Bank of Japan. China’s economy is slowing as it transitions to a more sustainable basis, and its growth rate will likely continue to decline.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 13, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Mid Cap Growth Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Actavis PLC	2.7%
Ross Stores, Inc.	2.5%
Gartner, Inc.	2.4%
Jones Lang LaSalle, Inc.	2.3%
FleetCor Technologies, Inc.	1.9%
Bright Horizons Family Solutions, Inc.	1.9%
Roper Industries, Inc.	1.8%
AMETEK, Inc.	1.8%
Henry Schein, Inc.	1.8%
SBA Communications Corp.	1.8%

Equity sectors
Health Care	16.3%
Special Products & Services	15.9%
Industrial Goods & Services	13.1%
Retailing	12.8%
Technology	7.6%
Leisure	7.1%
Financial Services	7.1%
Consumer Staples	5.3%
Autos & Housing	4.1%
Energy	3.3%
Basic Materials	2.7%
Utilities & Communications	2.4%
Transportation	2.0%

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 12/31/14.

The portfolio is actively managed and current holdings may be different.

2

MFS Mid Cap Growth Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2014, Initial Class shares of the MFS Mid Cap Growth Series (“fund”) provided a total return of 8.86%, while Service Class shares of the fund provided a total return of 8.56%. These compare with a return of 11.90% over the same period for the fund’s benchmark, the Russell Midcap Growth Index.

Market Environment

Early in the period, US equities suffered what proved to be a temporary setback due to concerns over emerging markets as well as what was perceived at the time to be a pause in US economic growth, partially caused by extreme weather events and a weak December 2013 labor market report. Markets soon recovered as the economic pause concluded and investors appeared to have become increasingly comfortable that newly-installed US Federal Reserve (“Fed”) Chair Janet Yellen would not make any substantial changes to the trajectory of Fed monetary policy.

A generally risk-friendly, carry trade environment persisted from February 2014 until mid-year. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the US, coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets late in the period with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading close to all-time highs and US Treasury yields were close to their lows for the period. However, credit markets did not fare as well in the second half of 2014, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility as oil prices began to decline in an accelerated fashion in the fourth quarter.

Detractors from Performance

Weak stock selection in the leisure sector, and the combination of stock selection and an underweight position in the transportation sector, were negative factors for performance relative to the Russell Midcap Growth Index. There were no individual stocks within either sector that were among the fund’s largest relative detractors.

Security selection in both the financial services and technology sectors also weighed on relative returns. Within the financial services sector, holdings of diversified financial services company Evercore Partners (b) detracted from relative performance. The stock declined as the company reported a strategic merger with investment research company International Strategy & Investment (ISI) and reported weak revenue growth from their investment banking business. Within the technology sector, the fund’s ownership in shares of cloud-based e-commerce solutions company ChannelAdvisor (b)(h) and not holding shares of diversified technology company Avago Technologies weighed on relative results. Shares of Avago Technologies spiked late in the reporting period due to increased growth in the company’s wireless segment, reduced operating expenses and management’s decision to increase guidance.

Elsewhere, the timing of the fund’s ownership in shares of energy company Pioneer Natural Resources, and overweight positions in industrial manufacturing and engineering company Colfax and independent oil and natural gas company Gulfport Energy, dampened relative performance. The fund’s ownership in shares of research and consulting company Advisory Board (b)(h), not holding strong-performing retail store operator Kroger, and an overweight position in oil and gas company Whiting Petroleum (h) also hurt relative results.

The fund’s cash and/or cash equivalents position during the period held back relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Stock selection in the retailing sector positively impacted relative performance. Within this sector, the fund’s ownership in shares of strong-performing apparel retailer Burlington Stores (b), an overweight position in specialty retailer Ross Stores, and the timing of the fund’s ownership in shares of high-end retailer Michael Kors (h) benefited relative performance. Shares of Michael Kors rose markedly early in the reporting period as the company benefited from double-digit growth in sales and increased global demand.

Security selection in the special products & services sector contributed to relative performance, led by the fund’s overweight position in strong-performing financial and professional services company Jones Lang LaSalle. The stock appreciated throughout the reporting period due to higher incentive fees, increased demand and growth in the company’s real estate services business.

3

MFS Mid Cap Growth Series

Management Review – continued

Elsewhere, the fund’s overweight position in pharmaceutical company Actavis, holdings of automotive supplies manufacturer TRW Automotive (b)(h), and the timing of the fund’s ownership in life sciences company Illumina, contributed to relative performance. Holdings of technology company SS&C Technologies (b) and pharmaceutical company Regeneron Pharmaceuticals (b), and the fund’s avoidance of poor-performing diversified energy company Noble Energy, also helped relative results.

Respectfully,

Eric Fischman	Paul Gordon	Matthew Sabel
Portfolio Manager	Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

Note to Contract Owners: Effective April 30, 2014, Matthew Sabel is also a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Mid Cap Growth Series

PERFORMANCE SUMMARY THROUGH 12/31/14

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/14

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	4/28/00	8.86%	16.31%	5.44%
Service Class	5/01/00	8.56%	16.02%	5.18%

Comparative benchmark
Russell Midcap Growth Index (f)		11.90%	16.94%	9.43%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell Midcap Growth Index – constructed to provide a comprehensive barometer for growth securities in the mid-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Mid Cap Growth Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2014 through December 31, 2014

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/14	Ending Account Value 12/31/14	Expenses Paid During Period (p) 7/01/14-12/31/14
Initial Class	Actual	0.80%	$1,000.00	$1,063.80	$4.16
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
Service Class	Actual	1.05%	$1,000.00	$1,062.44	$5.46
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Mid Cap Growth Series

PORTFOLIO OF INVESTMENTS – 12/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.8%
Aerospace – 1.0%
Textron, Inc.	33,613	$1,415,445
TransDigm Group, Inc.	16,666	3,272,369

		$4,687,814

Airlines – 0.8%
American Airlines Group, Inc.	69,734	$3,739,834

Alcoholic Beverages – 0.8%
Constellation Brands, Inc., “A” (a)	37,544	$3,685,694

Apparel Manufacturers – 1.7%
PVH Corp.	59,331	$7,604,454

Automotive – 1.3%
LKQ Corp. (a)	166,351	$4,677,790
Mobileye N.V. (a)(l)	35,276	1,430,795

		$6,108,585

Biotechnology – 4.4%
Alexion Pharmaceuticals, Inc. (a)	43,420	$8,034,003
Illumina, Inc. (a)	13,585	2,507,519
Isis Pharmaceuticals, Inc. (a)	24,189	1,493,429
Medivation, Inc. (a)	7,726	769,587
Puma Biotechnology, Inc. (a)	10,028	1,898,000
Regeneron Pharmaceuticals, Inc. (a)	12,279	5,037,460

		$19,739,998

Broadcasting – 0.7%
Discovery Communications, Inc., “A” (a)	44,231	$1,523,758
Discovery Communications, Inc., “C” (a)	44,231	1,491,469

		$3,015,227

Brokerage & Asset Managers – 4.1%
Affiliated Managers Group, Inc. (a)	35,920	$7,623,661
Evercore Partners, Inc.	66,276	3,470,874
Intercontinental Exchange, Inc.	34,197	7,499,060

		$18,593,595

Business Services – 13.2%
Bright Horizons Family Solutions, Inc. (a)	181,078	$8,512,477
Cognizant Technology Solutions Corp., “A” (a)	112,132	5,904,871
CoStar Group, Inc. (a)	7,117	1,306,895
Equifax, Inc.	11,965	967,610
FleetCor Technologies, Inc. (a)	57,916	8,612,688
Gartner, Inc. (a)	129,686	10,920,858
Global Payments, Inc.	32,967	2,661,426
IHS, Inc., “A” (a)	42,896	4,884,996
Jones Lang LaSalle, Inc.	69,123	10,363,611
Realogy Holdings Corp. (a)	83,806	3,728,529
Wex, Inc. (a)	19,917	1,970,190

		$59,834,151

Cable TV – 2.3%
Charter Communications, Inc., “A” (a)	29,309	$4,883,466

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Cable TV – continued
Liberty Global PLC, “A” (a)	56,366	$2,829,855
Liberty Global PLC, “C” (a)	56,366	2,723,041

		$10,436,362

Computer Software – 1.7%
Autodesk, Inc. (a)	43,700	$2,624,622
Citrix Systems, Inc. (a)	14,519	926,312
NetSuite, Inc. (a)	4,214	460,042
Qlik Technologies, Inc. (a)	118,347	3,655,739

		$7,666,715

Computer Software – Systems – 3.1%
Benefitfocus, Inc. (a)(l)	22,787	$748,325
Castlight Health, Inc., “B” (a)	21,292	249,116
Guidewire Software, Inc. (a)	41,393	2,095,728
ServiceNow, Inc. (a)	6,739	457,241
SS&C Technologies Holdings, Inc.	126,219	7,382,549
Vantiv, Inc., “A” (a)	74,524	2,527,854
Workday, Inc. (a)	4,839	394,911

		$13,855,724

Construction – 2.7%
Fortune Brands Home & Security, Inc.	88,975	$4,027,898
Lennox International, Inc.	32,092	3,050,986
Masco Corp.	55,888	1,408,378
Pool Corp.	60,701	3,850,871

		$12,338,133

Consumer Products – 1.1%
Newell Rubbermaid, Inc.	125,405	$4,776,676

Consumer Services – 2.7%
Ctrip.com International Ltd., ADR (a)	7,664	$348,712
Nord Anglia Education, Inc. (a)	151,621	2,892,929
Priceline Group, Inc. (a)	4,491	5,120,683
Servicemaster Global Holdings, Inc. (a)	138,300	3,702,291

		$12,064,615

Containers – 0.9%
Crown Holdings, Inc. (a)	82,531	$4,200,828

Electrical Equipment – 5.0%
Advanced Drainage Systems, Inc.	73,472	$1,688,387
AMETEK, Inc.	157,748	8,302,277
Amphenol Corp., “A”	85,142	4,581,491
Mettler-Toledo International, Inc. (a)	13,738	4,155,195
Sensata Technologies Holding B.V. (a)	77,880	4,081,691

		$22,809,041

Electronics – 1.3%
Altera Corp.	99,675	$3,681,995
Skyworks Solutions, Inc.	33,092	2,406,119

		$6,088,114

7

MFS Mid Cap Growth Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Energy – Independent – 2.3%
Cabot Oil & Gas Corp.	30,149	$892,712
Energen Corp.	14,430	920,057
Gulfport Energy Corp. (a)	68,372	2,853,847
Memorial Resource Development Corp. (a)	72,430	1,305,913
PDC Energy, Inc. (a)	30,935	1,276,687
Pioneer Natural Resources Co.	22,157	3,298,069

		$10,547,285

Entertainment – 0.5%
Netflix, Inc. (a)	6,407	$2,188,695

Food & Beverages – 3.4%
Chr. Hansen Holding A.S.	147,878	$6,579,810
Freshpet, Inc. (a)(l)	61,730	1,053,114
Mead Johnson Nutrition Co., “A”	35,435	3,562,635
WhiteWave Foods Co., “A” (a)	122,398	4,282,706

		$15,478,265

Gaming & Lodging – 1.9%
MGM Mirage (a)	147,061	$3,144,164
Norwegian Cruise Line Holdings Ltd. (a)	41,071	1,920,480
Wynn Resorts Ltd.	22,501	3,347,249

		$8,411,893

General Merchandise – 1.1%
Five Below, Inc. (a)	118,526	$4,839,417

Insurance – 0.7%
Lincoln National Corp.	55,929	$3,225,425

Internet – 1.6%
LinkedIn Corp., “A” (a)	18,749	$4,306,833
Shutterstock, Inc. (a)	32,278	2,230,410
Yelp, Inc. (a)	8,661	474,017

		$7,011,260

Leisure & Toys – 0.8%
Brunswick Corp.	74,890	$3,838,861

Machinery & Tools – 5.5%
Colfax Corp. (a)	87,555	$4,515,211
Flowserve Corp.	60,251	3,604,817
Roper Industries, Inc.	53,165	8,312,348
United Rentals, Inc. (a)	18,110	1,847,401
WABCO Holdings, Inc. (a)	62,146	6,511,658

		$24,791,435

Major Banks – 0.8%
Morgan Stanley	90,844	$3,524,747

Medical & Health Technology & Services – 3.4%
Cerner Corp. (a)	77,834	$5,032,746
Henry Schein, Inc. (a)	60,944	8,297,526
IDEXX Laboratories, Inc. (a)	12,958	1,921,283

		$15,251,555

Medical Equipment – 4.3%
C.R. Bard, Inc.	35,835	$5,970,828
Cooper Cos., Inc.	38,666	6,267,372

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Medical Equipment – continued
PerkinElmer, Inc.	132,391	$5,789,458
Thermo Fisher Scientific, Inc.	10,557	1,322,687

		$19,350,345

Oil Services – 1.0%
Core Laboratories N.V.	15,108	$1,818,097
FMC Technologies, Inc. (a)	55,975	2,621,869

		$4,439,966

Other Banks & Diversified Financials – 1.5%
MasterCard, Inc., “A”	78,006	$6,720,997

Pharmaceuticals – 4.3%
Actavis PLC (a)	47,181	$12,144,861
Endo International PLC (a)	66,064	4,764,536
Intercept Pharmaceuticals, Inc. (a)	2,955	460,980
Receptos, Inc. (a)	6,556	803,176
Salix Pharmaceuticals, Ltd. (a)	11,786	1,354,683

		$19,528,236

Pollution Control – 1.5%
Stericycle, Inc. (a)	52,451	$6,875,277

Railroad & Shipping – 1.2%
Kansas City Southern Co.	45,655	$5,571,280

Restaurants – 1.0%
Dunkin Brands Group, Inc.	101,308	$4,320,786
Zoe’s Kitchen, Inc. (a)(l)	6,314	188,852

		$4,509,638

Specialty Chemicals – 1.8%
Airgas, Inc.	20,439	$2,354,164
PolyOne Corp.	61,369	2,326,499
W.R. Grace & Co. (a)	34,080	3,250,891

		$7,931,554

Specialty Stores – 10.0%
Advance Auto Parts, Inc.	40,812	$6,500,535
Burlington Stores, Inc. (a)	121,837	5,758,017
L Brands, Inc.	13,085	1,132,507
O’Reilly Automotive, Inc. (a)	26,299	5,065,713
Ross Stores, Inc.	122,408	11,538,178
Signet Jewelers Ltd.	37,577	4,944,006
Tiffany & Co.	31,470	3,362,884
Tractor Supply Co.	62,218	4,904,023
Urban Outfitters, Inc. (a)	60,693	2,132,145

		$45,338,008

Telecommunications – Wireless – 2.4%
American Tower Corp., REIT	29,532	$2,919,238
SBA Communications Corp. (a)	72,895	8,073,850

		$10,993,088

Total Common Stocks (Identified Cost, $331,088,035)		$451,612,787

8

MFS Mid Cap Growth Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

MONEY MARKET FUNDS – 0.6%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	2,561,591	$2,561,591

COLLATERAL FOR SECURITIES LOANED – 0.4%
Navigator Securities Lending Prime Portfolio, 0.16%, at Cost and Net Asset Value (j)	1,813,318	$1,813,318

Total Investments (Identified Cost, $335,462,944)		$455,987,696

OTHER ASSETS, LESS LIABILITIES – (0.8)%		(3,301,084)

NET ASSETS – 100.0%		$452,686,612

(a)	Non-income producing security.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

(l)	A portion of this security is on loan.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

9

MFS Mid Cap Growth Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/14
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $332,901,353)	$453,426,105
Underlying affiliated funds, at cost and value	2,561,591
Total investments, at value, including $1,754,776 of securities on loan (identified cost, $335,462,944)	$455,987,696
Receivables for
Fund shares sold	34,146
Interest and dividends	118,169
Other assets	3,259
Total assets		$456,143,270
Liabilities
Payables for
Investments purchased	$56,863
Fund shares reacquired	1,497,299
Collateral for securities loaned, at value	1,813,318
Payable to affiliates
Investment adviser	16,394
Shareholder servicing costs	156
Distribution and/or service fees	1,236
Payable for independent Trustees’ compensation	2
Accrued expenses and other liabilities	71,390
Total liabilities		$3,456,658
Net assets		$452,686,612
Net assets consist of
Paid-in capital	$292,432,973
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	120,524,409
Accumulated net realized gain (loss) on investments and foreign currency	39,729,230
Net assets		$452,686,612
Shares of beneficial interest outstanding		52,072,775

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$363,787,636	41,530,235	$8.76
Service Class	88,898,976	10,542,540	8.43

See Notes to Financial Statements

10

MFS Mid Cap Growth Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/14
Net Investment loss
Income
Dividends	$2,126,304
Interest	29,013
Dividends from underlying affiliated funds	5,588
Foreign taxes withheld	(19,109)
Total investment income		$2,141,796
Expenses
Management fee	$3,509,898
Distribution and/or service fees	226,771
Shareholder servicing costs	25,828
Administrative services fee	73,380
Independent Trustees’ compensation	9,515
Custodian fee	46,565
Shareholder communications	25,677
Audit and tax fees	54,078
Legal fees	4,031
Miscellaneous	18,584
Total expenses		$3,994,327
Fees paid indirectly	(12)
Reduction of expenses by investment adviser	(22,283)
Net expenses		$3,972,032
Net investment loss		$(1,830,236)
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$44,597,754
Foreign currency	262
Net realized gain (loss) on investments and foreign currency		$44,598,016
Change in unrealized appreciation (depreciation)
Investments	$(3,396,292)
Translation of assets and liabilities in foreign currencies	(592)
Net unrealized gain (loss) on investments and foreign currency translation		$(3,396,884)
Net realized and unrealized gain (loss) on investments and foreign currency		$41,201,132
Change in net assets from operations		$39,370,896

See Notes to Financial Statements

11

MFS Mid Cap Growth Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2014	2013
Change in net assets
From operations
Net investment loss	$(1,830,236)	$(1,418,410)
Net realized gain (loss) on investments and foreign currency	44,598,016	56,151,862
Net unrealized gain (loss) on investments and foreign currency translation	(3,396,884)	93,085,664
Change in net assets from operations	$39,370,896	$147,819,116
Distributions declared to shareholders
From net realized gain on investments	$(50,698,590)	$(1,768,591)
Change in net assets from fund share transactions	$(20,051,143)	$(98,252,506)
Total change in net assets	$(31,378,837)	$47,798,019
Net assets
At beginning of period	484,065,449	436,267,430
At end of period	$452,686,612	$484,065,449

See Notes to Financial Statements

12

MFS Mid Cap Growth Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$9.00	$6.56	$5.63	$5.99	$4.62
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$(0.02)	$(0.01)	$(0.03)	$0.00	(w)
Net realized and unrealized gain (loss) on investments and foreign currency	0.80	2.49	0.94	(0.33)	1.37
Total from investment operations	$0.77	$2.47	$0.93	$(0.36)	$1.37
Less distributions declared to shareholders
From net realized gain on investments	$(1.01)	$(0.03)	$—	$—	$—
Net asset value, end of period (x)	$8.76	$9.00	$6.56	$5.63	$5.99
Total return (%) (k)(r)(s)(x)	8.86	37.72	16.52	(6.01)	29.65
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	0.81	0.89	0.88	0.88
Expenses after expense reductions (f)	0.80	0.81	0.89	0.88	0.88
Net investment income (loss)	(0.34)	(0.26)	(0.10)	(0.44)	0.09
Portfolio turnover	49	62	65	71	91
Net assets at end of period (000 omitted)	$363,788	$393,212	$359,488	$84,387	$137,567

See Notes to Financial Statements

13

MFS Mid Cap Growth Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$8.72	$6.38	$5.48	$5.84	$4.52
Income (loss) from investment operations
Net investment loss (d)	$(0.05)	$(0.04)	$(0.02)	$(0.04)	$(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	0.77	2.41	0.92	(0.32)	1.33
Total from investment operations	$0.72	$2.37	$0.90	$(0.36)	$1.32
Less distributions declared to shareholders
From net realized gain on investments	$(1.01)	$(0.03)	$—	$—	$—
Net asset value, end of period (x)	$8.43	$8.72	$6.38	$5.48	$5.84
Total return (%) (k)(r)(s)(x)	8.56	37.22	16.42	(6.16)	29.20
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.06	1.06	1.14	1.13	1.13
Expenses after expense reductions (f)	1.05	1.06	1.14	1.13	1.13
Net investment loss	(0.59)	(0.51)	(0.35)	(0.70)	(0.16)
Portfolio turnover	49	62	65	71	91
Net assets at end of period (000 omitted)	$88,899	$90,854	$76,779	$30,142	$35,722

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS Mid Cap Growth Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Mid Cap Growth Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price

15

MFS Mid Cap Growth Series

Notes to Financial Statements – continued

movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$440,360,541	$—	$—	$440,360,541
Denmark	—	6,579,810	—	6,579,810
Hong Kong	2,892,929	—	—	2,892,929
Netherlands	1,430,795	—	—	1,430,795
China	348,712	—	—	348,712
Mutual Funds	4,374,909	—	—	4,374,909
Total Investments	$449,407,886	$6,579,810	$—	$455,987,696

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan with a fair value of $1,754,776 and a related liability of $1,813,318 for cash collateral received on securities loaned, both of which are presented gross in the Statement of Assets and Liabilities. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the

16

MFS Mid Cap Growth Series

Notes to Financial Statements – continued

fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to write-off of capital loss carryforwards and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/14	12/31/13
Ordinary Income (including any short-term capital gains)	$27,850,486	$—
Long-term capital gains	22,848,104	1,768,591
Total distributions	$50,698,590	$1,768,591

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/14
Cost of investments	$336,091,688
Gross appreciation	126,929,994
Gross depreciation	(7,033,986)
Net unrealized appreciation (depreciation)	$119,896,008
Undistributed ordinary income	11,579,972
Undistributed long-term capital gain	30,654,648
Capital loss carryforwards	(1,876,646)
Other temporary differences	(343)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

17

MFS Mid Cap Growth Series

Notes to Financial Statements – continued

As of December 31, 2014, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

12/31/16	$(1,876,646)

The availability of $1,876,646 of the capital loss carryforwards, which were acquired on August 17, 2012 in connection with the MFS Mid Cap Growth Portfolio merger, may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net realized gain on investments
	Year ended 12/31/14	Year ended 12/31/13
Initial Class	$40,428,769	$1,438,939
Service Class	10,269,821	329,652
Total	$50,698,590	$1,768,591

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2014, this management fee reduction amounted to $21,466, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2014, the fee was $25,310, which equated to 0.0054% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2014, these costs amounted to $518.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.0157% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision

18

MFS Mid Cap Growth Series

Notes to Financial Statements – continued

of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into services agreements (the Compliance Officer Agreements) which provided for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the Compliance Officer Agreement between the funds and Griffin Compliance LLC was terminated. For the year ended December 31, 2014, the aggregate fees paid by the fund under these agreements were $2,415 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreements in the amount of $817, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO, Assistant ICCO, and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2014, purchases and sales of investments, other than short-term obligations, aggregated $226,045,885 and $293,162,515, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,604,650	$14,214,872	1,666,825	$12,309,235
Service Class	1,466,651	12,683,994	1,304,357	10,038,587
	3,071,301	$26,898,866	2,971,182	$22,347,822
Shares issued to shareholders in reinvestment of distributions
Initial Class	4,756,326	$40,428,769	181,914	$1,438,939
Service Class	1,253,946	10,269,821	42,979	329,652
	6,010,272	$50,698,590	224,893	$1,768,591
Shares reacquired
Initial Class	(8,510,344)	$(75,620,122)	(12,944,518)	$(100,069,612)
Service Class	(2,594,228)	(22,028,477)	(2,973,658)	(22,299,307)
	(11,104,572)	$(97,648,599)	(15,918,176)	$(122,368,919)
Net change
Initial Class	(2,149,368)	$(20,976,481)	(11,095,779)	$(86,321,438)
Service Class	126,369	925,338	(1,626,322)	(11,931,068)
	(2,022,999)	$(20,051,143)	(12,722,101)	$(98,252,506)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 33%, 11%, and 7%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary

19

MFS Mid Cap Growth Series

Notes to Financial Statements – continued

financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2014, the fund’s commitment fee and interest expense were $1,716 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	5,406,640	102,716,454	(105,561,503)	2,561,591

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$5,588	$2,561,591

20

MFS Mid Cap Growth Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Mid Cap Growth Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Mid Cap Growth Series (one of the series of MFS Variable Insurance Trust) (the “Fund”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Mid Cap Growth Series as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2015

21

MFS Mid Cap Growth Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

22

MFS Mid Cap Growth Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A

Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2015, the Trustees served as board members of 135 funds within the MFS Family of Funds.

23

MFS Mid Cap Growth Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Eric Fischman Paul Gordon Matthew Sabel

24

MFS Mid Cap Growth Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

25

MFS Mid Cap Growth Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Lipper expense group median and the Fund’s total expense ratio was lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

26

MFS Mid Cap Growth Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $25,133,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 7.15% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

27

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

28

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

ANNUAL REPORT

December 31, 2014

MFS® NEW DISCOVERY SERIES

MFS® Variable Insurance Trust

VND-ANN

MFS® NEW DISCOVERY SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS New Discovery Series

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

As 2015 begins, sharply lower oil prices are reshaping the global economy, adding to deflationary pressures in the eurozone and exacerbating challenges faced by oil exporters such as Russia. The U.S. economy stands on firmer ground, having expanded steadily over the past year. The U.S. labor market has regained momentum, consumer confidence is buoyant and gasoline prices have tumbled, boosting prospects for a stronger economic rebound in 2015.

Other regions are struggling. The eurozone economy is barely expanding, and the European Central Bank (ECB) has introduced large-scale asset purchases.

Despite Japan’s efforts to strengthen its economy, its sales tax increase last spring tipped the country into a recession, leading to additional monetary stimulus from the Bank of Japan. China’s economy is slowing as it transitions to a more sustainable basis, and its growth rate will likely continue to decline.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 13, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS New Discovery Series

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Swift Transportation Co.	2.0%
Bright Horizons Family Solutions, Inc.	1.9%
Urban Outfitters, Inc.	1.7%
Citi Trends, Inc.	1.7%
Dunkin Brands Group, Inc.	1.7%
Albemarle Corp.	1.6%
Ultimate Software Group, Inc.	1.5%
Cvent, Inc.	1.5%
Healthcare Services Group, Inc.	1.5%
Capital Senior Living Corp.	1.5%

Equity sectors (i)
Health Care	25.8%
Technology	14.2%
Special Products & Services	11.6%
Industrial Goods & Services	9.7%
Retailing	7.5%
Leisure	7.2%
Financial Services	5.5%
Energy	4.1%
Transportation	4.0%
Basic Materials	3.6%
Autos & Housing	2.7%
Consumer Staples	1.8%
Utilities & Communications	0.3%

(i)	For purposes of this presentation, the components include the value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of derivative positions. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 12/31/14.

The portfolio is actively managed and current holdings may be different.

2

MFS New Discovery Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2014, Initial Class shares of the MFS New Discovery Series (“fund”) provided a total return of –7.26%, while Service Class shares of the fund provided a total return of –7.49%. These compare with a return of 5.60% over the same period for the fund’s benchmark, the Russell 2000 Growth Index.

Market Environment

Early in the period, US equities suffered what proved to be a temporary setback due to concerns over emerging markets as well as what was perceived at the time to be a pause in US economic growth, partially caused by extreme weather events and a weak December 2013 labor market report. Markets soon recovered as the economic pause concluded and investors appeared to have become increasingly comfortable that newly-installed US Federal Reserve (“Fed”) Chair Janet Yellen would not make any substantial changes to the trajectory of Fed monetary policy.

A generally risk-friendly, carry trade environment persisted from February 2014 until mid-year. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the US, coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets late in the period with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading close to all-time highs and US Treasury yields were close to their lows for the period. However, credit markets did not fare as well in the second half of 2014, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility as oil prices began to decline in an accelerated fashion in the fourth quarter.

Detractors from Performance

Weak stock selection in the technology sector detracted from performance relative to the Russell 2000 Growth Index, led by an overweight position in poor-performing cloud-based business solutions company SciQuest. The stock price came under pressure as the company lowered its full-year guidance, primarily due to the loss of several larger enterprise contracts.

Stock selection within the health care sector also hurt relative results. Here, an overweight position in TearLab hindered relative performance as the stock steadily declined over the period. Weaker-than-expected revenues, combined with higher operating expenses, lower order numbers and lower-than-expected utilization were main factors behind the share price depreciation.

Stock selection in the transportation sector was another negative factor impacting relative performance. The fund’s ownership in shares of dry bulk shipping firm Diana Shipping (b) (Greece) and seaborne shipping and logistics company Navios Maritime Holdings (b) detracted from relative results. Shares of Diana Shipping weakened in the second half of the period after the company posted consecutive quarterly losses due to a sluggish demand environment.

Stock selection in the energy sector also dampened relative returns, led by the fund’s holdings of coal mining company Peabody Energy (b) and offshore drilling contractor Atwood Oceanics (b), and an overweight position in metallurgical coal producer Walter Energy (h). Most stocks in the energy sector, including Peabody Energy, were negatively impacted by the sharp correction in the price of oil that occurred late in the year. In addition, Peabody’s weak shipment volumes and thin margins further impacted the stock.

Elsewhere, other top individual detractors from relative performance included an overweight position in food store operator Fairway Group (h) and holdings of graphite electrodes manufacturer Graftech International (b)(h) and Arcos Dorados (b) (Argentina), an operator of McDonald’s franchises in Latin America. Shares of Fairway Group were pressured early in the period due to weak new store sales, especially at the Chelsea store in Manhattan, New York. The CEO’s announced retirement further pressured the stock as investors began to question the company’s future prospects. The stock price of Arcos Dorados declined during the period reflecting political and currency instability in some of its core regions and a lowered growth outlook.

Contributors to Performance

Stock selection in the industrial goods & services sector contributed to relative performance. Within this sector, the fund’s overweight position in pipe producer Advanced Drainage Systems boosted relative performance as its stock price rose substantially after the company went public in late July. Strong volume growth, considerable market share gains reflecting material conversion and increased spending on infrastructure were main factors that drove the stock price.

Stock selection in the special products & services sector also aided relative results. The fund’s holdings of expense management software company Concur Technologies (b)(h), online travel company MakeMyTrip (b) (India) and education services provider Kroton Educacional (b)(h) (Brazil) boosted relative returns. Shares of Concur Technologies increased following the acquisition by German enterprise application software company SAP.

3

MFS New Discovery Series

Management Review – continued

Elsewhere, the fund’s holdings of aluminum and carbon products manufacturer Century Aluminum (b)(h) and online professional network operator LinkedIn (b)(h) helped relative performance. Shares of Century Aluminum appreciated steadily over the period as higher aluminum prices and lower power rates resulted in the company beating estimates and returning to profitability. Additionally, the fund’s overweight positions in natural and organic food company Annie’s (h), urban fashion apparel retailers Citi Trends and Burlington Stores, and transportation services company Swift Transportation also aided relative results. Shares of Annie’s jumped after consumer foods manufacturer General Mills announced it had reached an agreement to acquire Annie’s in early September.

Respectfully,

Paul Gordon	Michael Grossman
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

Note to Contract Owners: Effective December 29, 2014, Paul Gordon replaced Thomas Wetherald as a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS New Discovery Series

PERFORMANCE SUMMARY THROUGH 12/31/14

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/14

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	5/01/98	(7.26)%	14.25%	8.94%
Service Class	5/01/00	(7.49)%	13.96%	8.67%

Comparative benchmark
Russell 2000 Growth Index (f)		5.60%	16.80%	8.54%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 2000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the small-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS New Discovery Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2014 through December 31, 2014

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/14	Ending Account Value 12/31/14	Expenses Paid During Period (p) 7/01/14-12/31/14
Initial Class	Actual	0.95%	$1,000.00	$942.37	$4.65
	Hypothetical (h)	0.95%	$1,000.00	$1,020.42	$4.84
Service Class	Actual	1.20%	$1,000.00	$941.18	$5.87
	Hypothetical (h)	1.20%	$1,000.00	$1,019.16	$6.11

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Notes to Expense Table

Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios, the actual expenses paid during the period and the hypothetical expenses paid during the period would have been approximately 0.94%, $4.60 and $4.79 for Initial Class and 1.19%, $5.82 and $6.06 for Service Class, respectively. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

6

MFS New Discovery Series

PORTFOLIO OF INVESTMENTS – 12/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 97.9%
Aerospace – 0.7%
FLIR Systems, Inc.	190,996	$6,171,083

Apparel Manufacturers – 0.3%
Tumi Holdings, Inc. (a)	115,951	$2,751,517

Automotive – 0.4%
Mobileye N.V. (a)(l)	94,035	$3,814,060

Biotechnology – 5.0%
Alnylam Pharmaceuticals, Inc. (a)	24,700	$2,395,900
AMAG Pharmaceuticals, Inc. (a)	94,058	4,008,752
Amicus Therapeutics, Inc. (a)	340,847	2,835,847
Exact Sciences Corp. (a)(l)	239,271	6,565,596
Isis Pharmaceuticals, Inc. (a)	150,960	9,320,270
MiMedx Group, Inc. (a)(l)	722,327	8,328,430
Novavax, Inc. (a)	290,365	1,721,864
Puma Biotechnology, Inc. (a)	23,426	4,433,839
Tesaro, Inc. (a)	101,953	3,791,632

		$43,402,130

Broadcasting – 1.2%
Live Nation, Inc. (a)	379,543	$9,909,868

Brokerage & Asset Managers – 1.9%
FXCM, Inc., “A”	280,444	$4,646,957
LPL Financial Holdings, Inc.	98,230	4,376,147
NASDAQ OMX Group, Inc.	149,422	7,166,279

		$16,189,383

Business Services – 7.5%
Borderfree, Inc. (a)	335,015	$3,001,734
Bright Horizons Family Solutions, Inc. (a)	340,604	16,011,794
Constant Contact, Inc. (a)	312,996	11,486,953
CoStar Group, Inc. (a)	49,725	9,131,002
Gartner, Inc. (a)	146,329	12,322,365
Ultimate Software Group, Inc. (a)	86,325	12,673,805

		$64,627,653

Chemicals – 0.2%
Marrone Bio Innovations, Inc. (a)	374,473	$1,351,848

Computer Software – 0.7%
SolarWinds, Inc. (a)	124,739	$6,215,744

Computer Software – Systems – 8.2%
Cvent, Inc. (a)	454,649	$12,657,428
Demandware, Inc. (a)	154,999	8,918,642
Exa Corp. (a)	235,760	2,777,253
Fleetmatics Group PLC (a)	225,255	7,994,300
Model N, Inc. (a)	738,854	7,846,629
PROS Holdings, Inc. (a)	140,058	3,848,794
SciQuest, Inc. (a)	558,357	8,068,259
ServiceNow, Inc. (a)	136,517	9,262,678
SS&C Technologies Holdings, Inc.	160,316	9,376,883

		$70,750,866

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Construction – 2.3%
Eagle Materials, Inc.	111,599	$8,484,872
Lennox International, Inc.	48,418	4,603,099
Trex Co., Inc. (a)	152,080	6,475,566

		$19,563,537

Consumer Services – 3.6%
HomeAway, Inc. (a)	207,747	$6,186,706
MakeMyTrip Ltd. (a)	236,283	6,140,995
Nord Anglia Education, Inc. (a)	516,532	9,855,431
Servicemaster Global Holdings, Inc. (a)	341,890	9,152,395

		$31,335,527

Electrical Equipment – 3.6%
Advanced Drainage Systems, Inc.	439,261	$10,094,218
AMETEK, Inc.	106,482	5,604,148
MSC Industrial Direct Co., Inc., “A”	58,141	4,723,956
Sensata Technologies Holding B.V. (a)	90,951	4,766,742
TriMas Corp. (a)	193,734	6,061,937

		$31,251,001

Electronics – 1.6%
Monolithic Power Systems, Inc.	63,087	$3,137,947
Silicon Laboratories, Inc. (a)	116,294	5,537,920
Stratasys Ltd. (a)	57,906	4,812,568

		$13,488,435

Energy – Independent – 2.4%
Foresight Energy LP	369,460	$6,232,790
Memorial Resource Development Corp. (a)	218,873	3,946,280
Range Resources Corp.	64,716	3,459,070
Rice Energy, Inc. (a)	263,481	5,525,197
Sanchez Energy Corp. (a)	197,764	1,837,228

		$21,000,565

Engineering – Construction – 1.4%
Stantec, Inc.	157,359	$4,324,731
Team, Inc. (a)	195,488	7,909,444

		$12,234,175

Entertainment – 0.3%
DHX Media Ltd.	304,167	$2,591,886

Food & Beverages – 1.8%
Flowers Foods, Inc.	406,146	$7,793,942
Freshpet, Inc. (a)(l)	438,143	7,474,720

		$15,268,662

Food & Drug Stores – 0.2%
Brazil Pharma S.A. (a)	1,946,784	$1,896,836

Gaming & Lodging – 2.3%
Diamond Resorts International, Inc. (a)	310,199	$8,654,552
Norwegian Cruise Line Holdings Ltd. (a)	232,390	10,866,556

		$19,521,108

7

MFS New Discovery Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
General Merchandise – 1.4%
Five Below, Inc. (a)	299,356	$12,222,705

Internet – 3.7%
Dealertrack Holdings, Inc. (a)	187,669	$8,315,613
GrubHub, Inc. (a)	192,814	7,003,004
Pandora Media, Inc. (a)	240,995	4,296,941
Shutterstock, Inc. (a)	83,168	5,746,909
Trulia, Inc. (a)	144,435	6,648,343

		$32,010,810

Machinery & Tools – 3.9%
Allison Transmission Holdings, Inc.	265,439	$8,998,382
IPG Photonics Corp. (a)	110,585	8,285,028
Joy Global, Inc.	118,948	5,533,461
Polypore International, Inc. (a)	132,073	6,214,035
WABCO Holdings, Inc. (a)	43,989	4,609,167

		$33,640,073

Medical & Health Technology & Services – 7.7%
Adeptus Health, Inc., “A” (a)	63,713	$2,382,866
Advisory Board Co. (a)	131,817	6,456,397
Brookdale Senior Living, Inc. (a)	317,583	11,645,769
Capital Senior Living Corp. (a)	503,159	12,533,691
Healthcare Services Group, Inc.	408,609	12,638,276
HealthStream, Inc. (a)	290,293	8,557,838
IDEXX Laboratories, Inc. (a)	41,317	6,126,072
INC Research Holdings, Inc., “A” (a)	228,109	5,860,120

		$66,201,029

Medical Equipment – 10.1%
Align Technology, Inc. (a)	121,695	$6,803,967
AtriCure, Inc. (a)	97,727	1,950,631
Cardiovascular Systems, Inc. (a)	303,708	9,135,537
Cepheid, Inc. (a)	158,958	8,605,986
DexCom, Inc. (a)	157,418	8,665,861
GenMark Diagnostics, Inc. (a)	317,174	4,316,738
Masimo Corp. (a)	328,134	8,643,050
Nevro Corp. (a)	90,809	3,511,584
Novadaq Technologies, Inc. (a)	258,222	4,291,650
NxStage Medical, Inc. (a)	216,258	3,877,506
PerkinElmer, Inc.	151,882	6,641,800
STERIS Corp.	110,979	7,196,988
TearLab Corp. (a)(l)	1,160,779	3,076,064
Thoratec Corp. (a)	275,429	8,940,425
Uroplasty, Inc. (a)	673,111	1,386,609

		$87,044,396

Metals & Mining – 0.8%
Globe Specialty Metals, Inc.	405,209	$6,981,751

Natural Gas – Pipeline – 0.4%
StealthGas, Inc. (a)	473,937	$2,990,542

Oil Services – 1.6%
Atwood Oceanics, Inc.	142,790	$4,050,952
Dril-Quip, Inc. (a)	48,426	3,715,727
Frank’s International N.V.	384,610	6,396,064

		$14,162,743

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Other Banks & Diversified Financials – 3.7%
Air Lease Corp.	179,782	$6,168,320
Avolon Holdings Ltd. (a)	191,698	3,795,620
CAI International, Inc. (a)	129,726	3,009,643
First Republic Bank	147,063	7,664,924
PrivateBancorp, Inc.	171,005	5,711,567
Texas Capital Bancshares, Inc. (a)	94,406	5,129,078

		$31,479,152

Pharmaceuticals – 3.0%
Aratana Therapeutics, Inc. (a)	335,852	$5,984,883
Intercept Pharmaceuticals, Inc. (a)	22,271	3,474,276
Kythera Biopharmaceuticals, Inc. (a)	154,773	5,367,528
MediWound Ltd. (a)	210,428	1,401,450
Receptos, Inc. (a)	38,925	4,768,702
TherapeuticsMD, Inc. (a)	992,911	4,418,454

		$25,415,293

Railroad & Shipping – 1.5%
Diana Shipping, Inc. (a)	1,010,575	$6,780,958
Navios Maritime Holdings, Inc.	1,389,471	5,710,726

		$12,491,684

Restaurants – 3.5%
Arcos Dorados Holdings, Inc. (l)	251,182	$1,358,895
Chuy’s Holdings, Inc. (a)	360,068	7,082,538
Domino’s Pizza, Inc.	36,395	3,427,317
Dunkin Brands Group, Inc.	333,915	14,241,475
Zoe’s Kitchen, Inc. (a)(l)	125,253	3,746,317

		$29,856,542

Special Products & Services – 0.4%
WL Ross Holding Corp., EU (a)	320,994	$3,681,801

Specialty Chemicals – 2.6%
Albemarle Corp.	231,320	$13,909,272
Axalta Coating Systems Ltd. (a)	175,535	4,567,421
PolyOne Corp.	104,826	3,973,954

		$22,450,647

Specialty Stores – 5.5%
Burlington Stores, Inc. (a)	218,690	$10,335,289
Citi Trends, Inc. (a)	567,597	14,331,824
Lumber Liquidators Holdings, Inc. (a)	125,596	8,328,271
Urban Outfitters, Inc. (a)	411,728	14,464,005

		$47,459,389

Trucking – 2.5%
Knight Transportation, Inc.	119,637	$4,026,981
Swift Transportation Co. (a)	614,995	17,607,307

		$21,634,288

Total Common Stocks (Identified Cost, $735,909,895)		$843,058,729

8

MFS New Discovery Series

Portfolio of Investments – continued

Issuer	Strike Price		First Exercise	Shares/Par	Value ($)

WARRANTS – 0.0%
Food & Drug Stores – 0.0%
Brasil Pharma S.A. (1 share for 1 warrant) (Identified Cost, $8,762) (a)	BRL	5.50	6/25/14	348,793	$11,809

MONEY MARKET FUNDS – 1.4%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)				12,092,040	$12,092,040

COLLATERAL FOR SECURITIES LOANED – 1.5%
Navigator Securities Lending Prime Portfolio, 0.16%, at Cost and Net Asset Value (j)				12,547,815	$12,547,815

Total Investments (Identified Cost, $760,558,512)					$867,710,393

OTHER ASSETS, LESS LIABILITIES – (0.8)%					(6,991,127)

NET ASSETS – 100.0%					$860,719,266

(a)	Non-income producing security.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

(l)	A portion of this security is on loan.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

EU	Equity Unit

PLC	Public Limited Company

See Notes to Financial Statements

9

MFS New Discovery Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/14
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $748,466,472)	$855,618,353
Underlying affiliated funds, at cost and value	12,092,040
Total investments, at value, including $12,162,346 of securities on loan (identified cost, $760,558,512)	$867,710,393
Foreign currency, at value (identified cost, $4)	4
Receivables for
Investments sold	8,287,032
Fund shares sold	390,028
Interest and dividends	229,990
Other assets	5,682
Total assets		$876,623,129
Liabilities
Payables for
Investments purchased	$1,961,951
Fund shares reacquired	1,175,797
Collateral for securities loaned, at value (c)	12,547,815
Payable to affiliates
Investment adviser	35,216
Shareholder servicing costs	602
Distribution and/or service fees	6,469
Payable for independent Trustees’ compensation	2
Accrued expenses and other liabilities	176,011
Total liabilities		$15,903,863
Net assets		$860,719,266
Net assets consist of
Paid-in capital	$741,166,796
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	107,151,885
Accumulated net realized gain (loss) on investments and foreign currency	12,400,585
Net assets		$860,719,266
Shares of beneficial interest outstanding		54,641,306

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$391,473,792	23,980,364	$16.32
Service Class	469,245,474	30,660,942	15.30

(c)	Non-cash collateral is not included.

See Notes to Financial Statements

10

MFS New Discovery Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/14
Net Investment loss
Income
Dividends	$3,537,806
Income on securities loaned	793,892
Dividends from underlying affiliated funds	5,850
Foreign taxes withheld	(43,551)
Total investment income		$4,293,997
Expenses
Management fee	$7,903,402
Distribution and/or service fees	1,233,334
Shareholder servicing costs	71,634
Administrative services fee	128,572
Independent Trustees’ compensation	23,575
Custodian fee	103,001
Shareholder communications	125,998
Audit and tax fees	57,508
Legal fees	18,136
Miscellaneous	32,542
Total expenses		$9,697,702
Fees paid indirectly	(45)
Reduction of expenses by investment adviser	(105,907)
Net expenses		$9,591,750
Net investment loss		$(5,297,753)
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$34,500,700
Foreign currency	38,013
Net realized gain (loss) on investments and foreign currency		$34,538,713
Change in unrealized appreciation (depreciation)
Investments	$(102,821,743)
Translation of assets and liabilities in foreign currencies	(286)
Net unrealized gain (loss) on investments and foreign currency translation		$(102,822,029)
Net realized and unrealized gain (loss) on investments and foreign currency		$(68,283,316)
Change in net assets from operations		$(73,581,069)
See Notes to Financial Statements

11

MFS New Discovery Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2014	2013
Change in net assets
From operations
Net investment loss	$(5,297,753)	$(5,254,098)
Net realized gain (loss) on investments and foreign currency	34,538,713	194,642,704
Net unrealized gain (loss) on investments and foreign currency translation	(102,822,029)	123,453,027
Change in net assets from operations	$(73,581,069)	$312,841,633
Distributions declared to shareholders
From net realized gain on investments	$(193,566,218)	$(7,635,845)
Change in net assets from fund share transactions	$124,817,247	$(90,487,438)
Total change in net assets	$(142,330,040)	$214,718,350
Net assets
At beginning of period	1,003,049,306	788,330,956
At end of period (including undistributed net investment income of $0 and $100, respectively)	$860,719,266	$1,003,049,306

See Notes to Financial Statements

12

MFS New Discovery Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$22.07	$15.72	$14.29	$18.31	$13.43
Income (loss) from investment operations
Net investment loss (d)	$(0.09)	$(0.08)	$(0.05)	$(0.10)	$(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.42)	6.59	3.00	(1.70)	4.96
Total from investment operations	$(1.51)	$6.51	$2.95	$(1.80)	$4.88
Less distributions declared to shareholders
From net realized gain on investments	$(4.24)	$(0.16)	$(1.52)	$(2.22)	$—
Net asset value, end of period (x)	$16.32	$22.07	$15.72	$14.29	$18.31
Total return (%) (k)(r)(s)(x)	(7.26)	41.52	21.22	(10.27)	36.34
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.96	0.96	0.97	0.98	1.01
Expenses after expense reductions (f)	0.95	0.96	0.97	0.98	1.01
Net investment loss	(0.46)	(0.44)	(0.29)	(0.56)	(0.54)
Portfolio turnover	96	104	122	177	195
Net assets at end of period (000 omitted)	$391,474	$424,432	$395,107	$363,412	$499,020

Service Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$21.02	$15.01	$13.74	$17.74	$13.05
Income (loss) from investment operations
Net investment loss (d)	$(0.13)	$(0.12)	$(0.08)	$(0.14)	$(0.11)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.35)	6.29	2.87	(1.64)	4.80
Total from investment operations	$(1.48)	$6.17	$2.79	$(1.78)	$4.69
Less distributions declared to shareholders
From net realized gain on investments	$(4.24)	$(0.16)	$(1.52)	$(2.22)	$—
Net asset value, end of period (x)	$15.30	$21.02	$15.01	$13.74	$17.74
Total return (%) (k)(r)(s)(x)	(7.49)	41.22	20.90	(10.49)	35.94
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.21	1.21	1.22	1.23	1.26
Expenses after expense reductions (f)	1.20	1.21	1.22	1.23	1.26
Net investment loss	(0.72)	(0.69)	(0.53)	(0.80)	(0.79)
Portfolio turnover	96	104	122	177	195
Net assets at end of period (000 omitted)	$469,245	$578,617	$393,224	$312,589	$324,557

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS New Discovery Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS New Discovery Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the

14

MFS New Discovery Series

Notes to Financial Statements – continued

business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$784,693,830	$—	$—	$784,693,830
Greece	15,482,227	—	—	15,482,227
Canada	11,208,267	—	—	11,208,267
Hong Kong	9,855,431	—	—	9,855,431
India	6,140,995	—	—	6,140,995
Israel	4,812,568	—	—	4,812,568
Netherlands	3,814,060	—	—	3,814,060
Ireland	3,795,620	—	—	3,795,620
Brazil	1,896,836	11,809	—	1,908,645
Other Countries	1,358,895	—	—	1,358,895
Mutual Funds	24,639,855	—	—	24,639,855
Total Investments	$867,698,584	$11,809	$—	$867,710,393

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan with a fair value of $12,162,346 and a related liability of $12,547,815 for cash collateral received on securities loaned, both of which are presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $130,200. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the

15

MFS New Discovery Series

Notes to Financial Statements – continued

Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses, wash sale loss deferrals, and redemptions in-kind.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/14	12/31/13
Ordinary income (including any short-term capital gains)	$119,667,889	$7,635,845
Long-term capital gains	73,898,329	—
Total distributions	$193,566,218	$7,635,845

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/14
Cost of investments	$773,955,337
Gross appreciation	139,413,946
Gross depreciation	(45,658,890)
Net unrealized appreciation (depreciation)	$93,755,056
Undistributed long-term capital gain	25,797,410
Other temporary differences	4

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to

16

MFS New Discovery Series

Notes to Financial Statements – continued

shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net realized gain on investments
	Year ended 12/31/14	Year ended 12/31/13
Initial Class	$85,766,668	$3,332,796
Service Class	107,799,550	4,303,049
Total	$193,566,218	$7,635,845

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Average daily net assets in excess of $1 billion	0.80%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2014, this management fee reduction amounted to $40,021, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

Effective at the close of business on August 8, 2014, the investment adviser agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.94% of average daily net assets for the Initial Class shares and 1.19% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2016. For the period August 9, 2014 to December 31, 2014, this reduction amounted to $64,346 and is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2014, the fee was $68,665, which equated to 0.0078% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2014, these costs amounted to $2,969.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.0146% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds

17

MFS New Discovery Series

Notes to Financial Statements – continued

and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into services agreements (the Compliance Officer Agreements) which provided for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the Compliance Officer Agreement between the funds and Griffin Compliance LLC was terminated. For the year ended December 31, 2014, the aggregate fees paid by the fund under these agreements were $3,893 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreements in the amount of $1,540, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO, Assistant ICCO, and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2014, purchases and sales of investments, other than in-kind transactions and short-term obligations, aggregated $833,064,428 and $1,059,289,202, respectively. Purchases exclude the value of securities acquired in connection with the MFS New Discovery Portfolio merger. (See Note 9.)

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	2,213,527	$39,624,819	2,748,046	$50,534,494
Service Class	10,949,098	193,646,369	7,289,007	129,448,987
	13,162,625	$233,271,188	10,037,053	$179,983,481
Shares issued in connection with acquisition of MFS New Discovery Portfolio
Initial Class	3,770,832	$76,019,967
Service Class	4,528,397	86,809,366
	8,299,229	$162,829,333
Shares issued to shareholders in reinvestment of distributions
Initial Class	5,138,806	$85,766,668	170,301	$3,332,796
Service Class	6,883,752	107,799,550	230,726	4,303,049
	12,022,558	$193,566,218	401,027	$7,635,845
Shares reacquired
Initial Class	(6,374,245)	$(120,002,831)	(8,824,446)	$(166,822,453)
Service Class	(19,229,005)	(344,846,661)	(6,183,909)	(111,284,311)
	(25,603,250)	$(464,849,492)	(15,008,355)	$(278,106,764)
Net change
Initial Class	4,748,920	$81,408,623	(5,906,099)	$(112,955,163)
Service Class	3,132,242	43,408,624	1,335,824	22,467,725
	7,881,162	$124,817,247	(4,570,275)	$(90,487,438)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Conservative Allocation Portfolio, and the MFS Growth Allocation Portfolio were the owners of record of approximately 4%, 1%, and 1%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds

18

MFS New Discovery Series

Notes to Financial Statements – continued

rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2014, the fund’s commitment fee and interest expense were $3,520 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	670,255	272,376,828	(260,955,043)	12,092,040

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$5,850	$12,092,040

(8)	Redemptions In-Kind

On May 1, 2014, the fund recorded redemption proceeds for a distribution in-kind of portfolio securities and cash that were valued at $22,962,257. The redeeming shareholder generally receives a pro rata share of the securities held by the fund. The distribution of such securities generated a realized gain of $5,228,304 for the fund.

(9)	Acquisitions

At close of business on August 8, 2014, the fund with net assets of approximately $744,555,881, acquired all of the assets and liabilities of MFS New Discovery Portfolio, a series of MFS Variable Insurance Trust II. The purpose of the transaction was to provide shareholders of MFS New Discovery Portfolio the opportunity to participate in a larger combined portfolio with an identical investment objective and similar investment policies and strategies. The acquisition was accomplished by a tax-free exchange of approximately 8,299,229 shares of the fund (valued at approximately $162,829,333) for all of the assets and liabilities of MFS New Discovery Portfolio. MFS New Discovery Portfolio then distributed the shares of the fund that MFS New Discovery Portfolio received from the fund to its shareholders. MFS New Discovery Portfolio’s investments on that date were valued at approximately $162,758,952 with a cost basis of approximately $153,890,742. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from MFS New Discovery Portfolio were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of MFS New Discovery Portfolio that have been included in the fund’s Statement of Operations since August 8, 2014.

Assuming the acquisition had been completed on January 1, 2014, the fund’s pro forma results of operations for the year ended December 31, 2014 are as follows:

Net investment income	$(5,914,333)
Net realized and unrealized gain (loss) on investments and foreign currency	(83,400,871)
Change in net assets from operations	$(89,315,204)

19

MFS New Discovery Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS New Discovery Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS New Discovery Series (one of the series of MFS Variable Insurance Trust) (the “Fund”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS New Discovery Series as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2015

20

MFS New Discovery Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

21

MFS New Discovery Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A

Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2015, the Trustees served as board members of 135 funds within the MFS Family of Funds.

22

MFS New Discovery Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Paul Gordon Michael Grossman

23

MFS New Discovery Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the substandard investment performance of the Fund’s retail counterpart, MFS New Discovery Fund, which has substantially similar investment strategies and experienced substantially similar investment performance as the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, including more recent performance information, as well as during investment review meetings conducted with portfolio management personnel during the course of the year as to MFS’ efforts to improve the performance of the Fund’s

24

MFS New Discovery Series

Board Review of Investment Advisory Agreement – continued

retail counterpart. In addition, the Trustees requested that they receive a separate update on the Fund’s retail counterpart at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund’s retail counterpart.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

25

MFS New Discovery Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $81,289,000 as capital gain dividends paid during the fiscal year.

26

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

ANNUAL REPORT

December 31, 2014

MFS® RESEARCH BOND SERIES

MFS® Variable Insurance Trust

VFB-ANN

MFS® RESEARCH BOND SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Research Bond Series

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

As 2015 begins, sharply lower oil prices are reshaping the global economy, adding to deflationary pressures in the eurozone and exacerbating challenges faced by oil exporters such as Russia. The U.S. economy stands on firmer ground, having expanded steadily over the past year. The U.S. labor market has regained momentum, consumer confidence is buoyant and gasoline prices have tumbled, boosting prospects for a stronger economic rebound in 2015.

Other regions are struggling. The eurozone economy is barely expanding, and the European Central Bank (ECB) has introduced large-scale asset purchases.

Despite Japan’s efforts to strengthen its economy, its sales tax increase last spring tipped the country into a recession, leading to additional monetary stimulus from the Bank of Japan. China’s economy is slowing as it transitions to a more sustainable basis, and its growth rate will likely continue to decline.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 13, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Research Bond Series

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Investment Grade Corporates	35.4%
Mortgage-Backed Securities	19.0%
U.S. Treasury Securities	17.1%
Commercial Mortgage-Backed Securities	7.8%
High Yield Corporates	6.6%
Asset-Backed Securities	2.7%
U.S. Government Agencies	2.3%
Emerging Markets Bonds	2.0%
Collateralized Debt Obligations	1.5%
Non-U.S. Government Bonds	0.6%
Residential Mortgage-Backed Securities	0.1%
Municipal Bonds	0.1%

Composition including fixed income credit quality (a)(i)
AAA	6.3%
AA	2.2%
A	12.2%
BBB	26.6%
BB	5.8%
B	3.7%
CCC (o)	0.0%
C (o)	0.0%
D (o)	0.0%
U.S. Government	20.1%
Federal Agencies	21.3%
Not Rated	(3.0)%
Cash & Other	4.8%

Portfolio facts (i)
Average Duration (d)	5.0
Average Effective Maturity (m)	7.7 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 12/31/14.

The portfolio is actively managed and current holdings may be different.

2

MFS Research Bond Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2014, Initial Class shares of the MFS Research Bond Series (“fund”) provided a total return of 5.85%, while Service Class shares of the fund provided a total return of 5.62%. These compare with a return of 5.97% over the same period for the fund’s benchmark, the Barclays U.S. Aggregate Bond Index.

Market Environment

Early in the period, US equities suffered what proved to be a temporary setback due to concerns over emerging markets as well as what was perceived at the time to be a pause in US economic growth, partially caused by extreme weather events and a weak December 2013 labor market report. Markets soon recovered as the economic pause concluded and investors appeared to have become increasingly comfortable that newly-installed US Federal Reserve (“Fed”) Chair Janet Yellen would not make any substantial changes to the trajectory of Fed monetary policy.

A generally risk-friendly, carry trade environment persisted from February 2014 until mid-year. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the US, coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets late in the period with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading close to all-time highs and US Treasury yields were close to their lows for the period. However, credit markets did not fare as well in the second half of 2014, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility as oil prices began to decline in an accelerated fashion in the fourth quarter.

Detractors from Performance

The fund’s greater exposure to “BBB” rated (r) bonds and below was a primary detractor from performance relative to the Barclays U.S. Aggregate Bond Index as bonds in these credit quality segments underperformed over the reporting period.

Contributors to Performance

The fund’s greater exposure to the financial and industrials sectors benefited relative performance as these market segments posted strong returns over the reporting period.

The portion of the fund’s return derived from yield, which was greater than that of the benchmark, also benefited relative performance.

Respectfully,

Joshua Marston	Robert Persons	Jeffrey Wakelin
Portfolio Manager	Portfolio Manager	Portfolio Manager

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

3

MFS Research Bond Series

PERFORMANCE SUMMARY THROUGH 12/31/14

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/14

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	10/24/95	5.85%	5.22%	4.88%
Service Class	5/01/00	5.62%	4.96%	4.61%

Comparative benchmark
Barclays U.S. Aggregate Bond Index (f)		5.97%	4.45%	4.71%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Barclays U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

4

MFS Research Bond Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2014 through December 31, 2014

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/14	Ending Account Value 12/31/14	Expenses Paid During Period (p) 7/01/14-12/31/14
Initial Class	Actual	0.52%	$1,000.00	$1,012.20	$2.64
	Hypothetical (h)	0.52%	$1,000.00	$1,022.58	$2.65
Service Class	Actual	0.77%	$1,000.00	$1,011.56	$3.90
	Hypothetical (h)	0.77%	$1,000.00	$1,021.32	$3.92

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

MFS Research Bond Series

PORTFOLIO OF INVESTMENTS – 12/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

BONDS – 97.4%
Aerospace – 0.1%
Bombardier, Inc., 7.75%, 3/15/20 (n)	$2,085,000	$2,262,225

Apparel Manufacturers – 0.1%
PVH Corp., 4.5%, 12/15/22	$1,745,000	$1,723,188

Asset-Backed & Securitized – 12.1%
AmeriCredit Automobile Receivables Trust, “A2”, 0.54%, 10/10/17	$6,044,000	$6,040,271
Ameriquest Mortgage Securities, Inc., “M1”, FRN, 0.639%, 10/25/35	2,800,000	2,714,186
ARI Fleet Lease Trust, “A”, FRN, 0.71%, 3/15/20 (n)	370,652	370,567
ARI Fleet Lease Trust, “A”, FRN, 0.46%, 1/15/21 (n)	737,861	737,582
Babson Ltd., CLO, FRN, 1.33%, 4/20/25 (z)	7,294,218	7,166,927
Banc of America Commercial Mortgage, Inc., 5.337%, 12/15/43 (n)	2,801,036	2,975,258
Banc of America Commercial Mortgage, Inc., FRN, 5.605%, 4/24/49 (n)	637,169	687,123
Banc of America Large Loan, Inc., FRN, 5.325%, 2/24/44 (n)	8,700,365	9,287,335
Bayview Commercial Asset Trust, FRN, 0%, 4/25/36 (i)(z)	312,897	252
Bayview Commercial Asset Trust, FRN, 0%, 7/25/36 (i)(z)	226,003	0
Bayview Commercial Asset Trust, FRN, 0%, 10/25/36 (i)(z)	582,824	0
Bayview Commercial Asset Trust, FRN, 0%, 12/25/36 (i)(z)	291,400	0
Bayview Commercial Asset Trust, FRN, 0%, 3/25/37 (i)(z)	639,324	0
Bayview Financial Acquisition Trust, FRN, 5.483%, 2/28/41	11,984	12,269
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.769%, 12/28/40 (z)	144,148	86,034
Bear Stearns Commercial Mortgage Securities, Inc., “A3”, 5.793%, 9/11/42	414,446	414,061
Bear Stearns Commercial Mortgage Securities, Inc., “A4”, FRN, 5.471%, 1/12/45	5,066,497	5,428,285
Bear Stearns Commercial Mortgage Securities, Inc., “A4”, FRN, 5.742%, 9/11/42	2,810,000	3,073,825
Bear Stearns Cos., Inc., “A2”, FRN, 0.619%, 12/25/42	1,402,601	1,375,458
Capital Trust Realty Ltd., CDO, 5.267%, 6/25/35 (z)	950,601	949,175
Cent CDO XI Ltd., “A1”, FRN, 0.493%, 4/25/19 (n)	3,506,756	3,470,306
Chesapeake Funding LLC, “A”, FRN, 0.907%, 11/07/23 (n)	725,683	727,437
Chesapeake Funding LLC, “A”, FRN, 0.607%, 1/07/25 (n)	10,251,415	10,241,748

Issuer	Shares/Par	Value ($)

BONDS – continued
Asset-Backed & Securitized – continued
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 12/11/49	$16,789,455	$17,773,938
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.225%, 7/15/44	500,000	513,286
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.366%, 12/11/49	10,410,000	10,798,866
CNH Wholesale Master Note Trust, “A”, FRN, 0.76%, 8/15/19 (n)	10,568,000	10,591,546
Commercial Mortgage Acceptance Corp., FRN, 1.99%, 9/15/30 (i)	32,893	1,343
Commercial Mortgage Asset Trust, FRN, 0.494%, 1/17/32 (i)(z)	533,967	2,706
Commercial Mortgage Pass-Through Certificates, “A4”, 5.306%, 12/10/46	1,324,375	1,402,800
Commercial Mortgage Trust, “A4”, 3.147%, 8/15/45	3,950,000	4,046,491
Credit Acceptance Auto Loan Trust, “A”, 2.2%, 9/16/19 (n)	23,471	23,518
Credit Acceptance Auto Loan Trust, “A”, 1.52%, 3/16/20 (n)	1,009,908	1,012,006
Credit Suisse Commercial Mortgage Trust, “A4”, FRN, 5.898%, 9/15/39	10,428,286	11,215,371
Credit Suisse Commercial Mortgage Trust, “AM”, FRN, 5.702%, 6/15/39	13,668,432	14,299,695
Credit Suisse Commercial Mortgage Trust, “C4”, FRN, 5.898%, 9/15/39	6,667,307	7,195,504
Credit Suisse Mortgage Capital Certificate, 5.311%, 12/15/39	2,221,374	2,340,522
Credit Suisse Mortgage Capital Certificate, FRN, 5.694%, 9/15/40	276,949	276,648
Credit-Based Asset Servicing & Securitization LLC, 5.303%, 12/25/35	27,588	27,343
CWCapital Cobalt Ltd., “A4”, FRN, 5.765%, 5/15/46	2,030,193	2,203,427
CWCapital LLC, 5.223%, 8/15/48	539,977	568,976
Dryden Senior Loan Fund, CLO, “A”, FRN, 1.61%, 1/15/25 (z)	7,548,370	7,476,343
Falcon Franchise Loan LLC, FRN, 19.164%, 1/05/25 (i)(z)	14,227	3,592
First Union National Bank Commercial Mortgage Trust, FRN, 1.735%, 1/12/43 (i)(z)	81,078	136
Flatiron CLO Ltd. 2013-1A, “A1”, FRN, 1.628%, 1/17/26 (z)	8,321,193	8,253,317
Ford Credit Auto Owner Trust, 2014-1,“A”, 2.26%, 11/15/25 (n)	4,559,000	4,583,496
Ford Credit Auto Owner Trust, 2014-2,“A”, 2.31%, 4/15/26 (n)	10,726,000	10,753,759
GE Capital Commercial Mortgage Corp., “A”, 5.543%, 12/10/49	974,966	1,036,379
GE Equipment Transportation LLC, 2013-2, “A2”, 0.61%, 6/24/16	792,710	793,238

6

MFS Research Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Asset-Backed & Securitized – continued
GE Equipment Transportation LLC, 2014-1, “A2”, 0.55%, 12/23/16	$5,033,997	$5,028,978
GMAC LLC, FRN, 8.072%, 4/15/34 (d)(n)(q)	24,736	12,894
Goldman Sachs Mortgage Securities Corp., FRN, 5.795%, 8/10/45	14,734,203	15,955,094
Greenwich Capital Commercial Funding Corp., 5.475%, 3/10/39	11,128,879	11,663,733
Hertz Fleet Lease Funding LP, 2013-3, “A”, FRN, 0.711%, 12/10/27 (n)	6,563,000	6,565,501
Hertz Fleet Lease Funding LP, 2014-1, FRN, 0.561%, 4/10/28 (z)	7,424,000	7,416,955
JPMorgan Chase Commercial Mortgage Securities Corp., 5.552%, 5/12/45	703,217	734,693
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, 4.171%, 8/15/46	600,000	648,205
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 5.787%, 6/15/49	3,564,937	3,611,060
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 5.939%, 2/15/51	245,999	246,356
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 5.787%, 6/15/49	9,677,430	10,391,992
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.458%, 7/15/42 (n)	130,000	28,444
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.697%, 2/12/49	763,398	819,215
JPMorgan Chase Commercial Mortgage Trust, 2007-LD11, “AM”, FRN, 5.787%, 6/15/49	15,944,203	16,526,246
JPMorgan Mortgage Trust, “A1”, FRN, 2.05%, 10/25/33	439,854	438,698
Kingsland III Ltd., “A1”, CDO, FRN, 0.447%, 8/24/21 (n)	2,193,567	2,183,750
LB-UBS Commercial Mortgage Trust, “A4”, 5.372%, 9/15/39	2,900,000	3,065,402
LB-UBS Commercial Mortgage Trust, “A4”, 5.156%, 2/15/31	1,953,442	2,000,634
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 1.175%, 2/18/30 (i)	34,024	769
Merrill Lynch Mortgage Investors Inc., “A”, FRN, 2.12%, 5/25/36	978,106	970,439
Merrill Lynch Mortgage Investors Inc., “A5”, FRN, 2.126%, 4/25/35	709,187	671,293
Merrill Lynch Mortgage Trust, “A3”, FRN, 5.834%, 6/12/50	1,027,069	1,027,694
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.743%, 6/12/50	14,690,646	15,868,322
Morgan Stanley Bank of America/Merrill Lynch Trust, “A4”, 3.176%, 8/15/45	5,000,000	5,119,205

Issuer	Shares/Par	Value ($)

BONDS – continued
Asset-Backed & Securitized – continued
Morgan Stanley Capital I Trust, “A4”, FRN, 5.65%, 6/11/42	$2,382,000	$2,593,495
Morgan Stanley Capital I Trust, “AM”, FRN, 5.683%, 4/15/49	14,764,000	15,364,230
Morgan Stanley Capital I, Inc., FRN, 0.938%, 11/15/30 (i)(n)	92,405	2,156
Morgan Stanley Re-REMIC Trust, FRN, 5.795%, 8/15/45 (n)	11,500,000	12,378,554
Nissan Auto Lease Trust, 2013-B, “A3”, 0.75%, 6/15/16	7,531,000	7,536,784
Preferred Term Securities XIX Ltd., CDO, FRN, 0.59%, 12/22/35 (z)	336,780	248,735
Race Point CLO Ltd., “A”, FRN, 1.481%, 2/20/25 (n)	7,740,000	7,641,222
Race Point CLO Ltd., “A1A”, FRN, 0.432%, 8/01/21 (n)	7,885,736	7,841,560
Residential Funding Mortgage Securities, Inc., FRN, 5.32%, 12/25/35	120,429	97,912
Volkswagen Credit Auto Master Trust, 2014-1A, “A1”, FRN, 0.515%, 7/22/19 (n)	6,106,000	6,110,146
Wachovia Bank Commercial Mortgage Trust, “A4”, FRN, 5.941%, 2/15/51	7,088,526	7,575,735
Wachovia Bank Commercial Mortgage Trust, FRN, 5.716%, 6/15/49	13,489,441	14,483,060

		$365,821,506

Automotive – 1.0%
Ford Motor Credit Co. LLC, 12%, 5/15/15	$1,400,000	$1,455,170
Ford Motor Credit Co. LLC, 7%, 4/15/15	1,900,000	1,932,779
Ford Motor Credit Co. LLC, 5.625%, 9/15/15	1,300,000	1,341,542
General Motors Co., 4.875%, 10/02/23	4,291,000	4,591,370
General Motors Co., 5.2%, 4/01/45	4,005,000	4,225,275
Harley-Davidson Financial Services, 3.875%, 3/15/16 (n)	6,870,000	7,091,509
Lear Corp., 8.125%, 3/15/20	3,146,000	3,311,165
TRW Automotive, Inc., 4.5%, 3/01/21 (n)	5,653,000	5,681,265

		$29,630,075

Biotechnology – 0.5%
Life Technologies Corp., 5%, 1/15/21	$13,872,000	$15,331,265

Broadcasting – 0.7%
Discovery Communications, Inc., 4.95%, 5/15/42	$3,823,000	$3,965,743
Grupo Televisa S.A.B., 5%, 5/13/45	4,412,000	4,453,601
Omnicom Group, Inc., 3.65%, 11/01/24	1,872,000	1,872,869
Scripps Networks Interactive, 2.75%, 11/15/19	1,669,000	1,675,985
SES Global Americas Holdings GP, 5.3%, 3/25/44 (n)	2,857,000	3,198,472
SES S.A., 3.6%, 4/04/23 (n)	2,386,000	2,410,022
SES S.A., 5.3%, 4/04/43 (z)	3,272,000	3,634,325

		$21,211,017

7

MFS Research Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Brokerage & Asset Managers – 0.3%
NYSE Euronext, 2%, 10/05/17	$3,115,000	$3,141,773
TD Ameritrade Holding Corp., 5.6%, 12/01/19	3,959,000	4,544,635

		$7,686,408

Building – 0.8%
Building Materials Holding Corp., 6.75%, 5/01/21 (n)	$6,466,000	$6,837,795
CEMEX Finance LLC, 9.375%, 10/12/22	3,367,000	3,754,205
Martin Marietta Materials, Inc., 4.25%, 7/02/24	6,742,000	6,906,336
Mohawk Industries, Inc., 3.85%, 2/01/23	2,668,000	2,669,073
Mohawk Industries, Inc., 6.125%, 1/15/16	3,371,000	3,530,155
Owens Corning, Inc., 6.5%, 12/01/16	27,000	29,426

		$23,726,990

Business Services – 0.2%
Equinix, Inc., 4.875%, 4/01/20	$4,055,000	$4,034,725
Tencent Holdings Ltd., 3.375%, 3/05/18	2,782,000	2,848,187

		$6,882,912

Cable TV – 0.9%
British Sky Broadcasting Group PLC, 2.625%, 9/16/19 (n)	$2,442,000	$2,442,906
CCO Holdings LLC/CCO Holdings Capital Corp., 6.5%, 4/30/21	2,690,000	2,824,500
Comcast Corp. Co., 4.2%, 8/15/34	3,488,000	3,647,213
NBCUniversal Enterprise, Inc., 1.974%, 4/15/19 (n)	1,741,000	1,723,862
SIRIUS XM Radio, Inc., 4.25%, 5/15/20 (n)	7,895,000	7,776,575
Time Warner Cable, Inc., 4.5%, 9/15/42	817,000	839,829
Time Warner Entertainment Co. LP, 8.375%, 7/15/33	290,000	435,213
Videotron Ltd., 5%, 7/15/22	8,605,000	8,755,588

		$28,445,686

Chemicals – 1.5%
Celanese U.S. Holdings LLC, 4.625%, 11/15/22	$7,097,000	$7,026,030
CF Industries Holdings, Inc., 7.125%, 5/01/20	5,826,000	6,940,892
CF Industries Holdings, Inc., 5.375%, 3/15/44	3,102,000	3,346,732
Dow Chemical Co., 8.55%, 5/15/19	8,579,000	10,665,807
INEOS Finance PLC, 7.5%, 5/01/20 (n)	1,889,000	1,983,450
LYB International Finance B.V., 4%, 7/15/23	2,752,000	2,815,136
LyondellBasell Industries N.V., 5.75%, 4/15/24	6,275,000	7,176,674
Tronox Finance LLC, 6.375%, 8/15/20	6,473,000	6,489,183

		$46,443,904

Computer Software – 0.1%
VeriSign, Inc., 4.625%, 5/01/23	$4,405,000	$4,316,900

Issuer	Shares/Par	Value ($)

BONDS – continued
Computer Software – Systems – 0.0%
Seagate HDD Cayman, 3.75%, 11/15/18 (n)	$938,000	$962,623

Consumer Products – 0.4%
Mattel, Inc., 5.45%, 11/01/41	$4,191,000	$4,749,572
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/23 (n)	6,765,000	7,089,964

		$11,839,536

Consumer Services – 0.2%
ADT Corp., 6.25%, 10/15/21	$5,215,000	$5,358,413

Containers – 0.2%
Crown American LLC, 4.5%, 1/15/23	$7,693,000	$7,462,210

Defense Electronics – 0.0%
BAE Systems Holdings, Inc., 6.375%, 6/01/19 (n)	$500,000	$577,261

Emerging Market Quasi-Sovereign – 0.1%
KazAgro National Management Holding, 4.625%, 5/24/23 (n)	$2,883,000	$2,407,305
Petroleos Mexicanos, 4.25%, 1/15/25 (n)	10,000	9,935

		$2,417,240

Energy – Independent – 0.4%
Anadarko Petroleum Corp., 6.375%, 9/15/17	$1,253,000	$1,393,182
Anadarko Petroleum Corp., 4.5%, 7/15/44	6,976,000	6,770,034
ConocoPhillips, 6%, 1/15/20	740,000	859,837
EQT Corp., 4.875%, 11/15/21	3,718,000	4,016,581

		$13,039,634

Energy – Integrated – 0.6%
BG Energy Capital PLC, 2.875%, 10/15/16 (n)	$1,855,000	$1,901,911
BP Capital Markets PLC, 2.237%, 5/10/19	6,940,000	6,931,582
BP Capital Markets PLC, 2.521%, 1/15/20	1,460,000	1,461,707
Chevron Corp., 1.104%, 12/05/17	1,560,000	1,552,248
Pacific Rubiales Energy Corp., 5.125%, 3/28/23 (n)	6,254,000	4,925,025

		$16,772,473

Entertainment – 0.5%
Carnival Corp., 3.95%, 10/15/20	$9,416,000	$9,865,981
Six Flags Entertainment Corp., 5.25%, 1/15/21 (n)	5,250,000	5,250,000

		$15,115,981

Financial Institutions – 1.7%
CIT Group, Inc., 5.5%, 2/15/19 (n)	$6,417,000	$6,769,935
General Electric Capital Corp., 6.375% to 11/15/17, FRN to 11/15/67	5,150,000	5,523,375
General Electric Capital Corp., 4.65%, 10/17/21	1,733,000	1,953,315

8

MFS Research Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Financial Institutions – continued
General Electric Capital Corp., 3.15%, 9/07/22	$5,800,000	$5,907,393
General Electric Capital Corp., 7.5%, 8/21/35	4,000,000	5,862,176
General Electric Capital Corp., 2.1%, 12/11/19	2,064,000	2,060,512
International Lease Finance Corp., 7.125%, 9/01/18 (n)	1,190,000	1,332,800
Nationstar Mortgage LLC/Capital Corp., 6.5%, 7/01/21	8,810,000	8,017,100
SLM Corp., 4.625%, 9/25/17	7,121,000	7,227,815
SLM Corp., 8%, 3/25/20	5,448,000	6,018,024

		$50,672,445

Food & Beverages – 1.5%
BRF S.A., 3.95%, 5/22/23 (n)	$4,991,000	$4,614,180
Embotelladora Andina S.A., 5%, 10/01/23 (n)	2,659,000	2,777,964
Kraft Foods Group, Inc., 5%, 6/04/42	3,347,000	3,684,388
Mead Johnson Nutrition Co., “A”, 4.9%, 11/01/19	903,000	992,392
Smithfield Foods, Inc., 6.625%, 8/15/22	7,095,000	7,414,275
Sysco Corp., 3.5%, 10/02/24	5,699,000	5,873,817
Tyson Foods, Inc., 6.6%, 4/01/16	2,065,000	2,201,715
Tyson Foods, Inc., 4.5%, 6/15/22	6,476,000	7,011,475
Tyson Foods, Inc., 3.95%, 8/15/24	2,294,000	2,371,356
Wm. Wrigley Jr. Co., 3.375%, 10/21/20 (n)	7,334,000	7,496,279

		$44,437,841

Food & Drug Stores – 0.4%
Walgreens Boots Alliance, Inc., 3.3%, 11/18/21	$3,548,000	$3,572,683
Walgreens Boots Alliance, Inc., 3.8%, 11/18/24	9,813,000	10,008,279

		$13,580,962

Forest & Paper Products – 0.5%
Georgia-Pacific LLC, 5.4%, 11/01/20 (n)	$3,608,000	$4,059,859
Georgia-Pacific LLC, 3.734%, 7/15/23 (n)	7,576,000	7,748,407
Packaging Corp. of America, 3.65%, 9/15/24	3,490,000	3,435,521

		$15,243,787

Gaming & Lodging – 0.2%
Wyndham Worldwide Corp., 4.25%, 3/01/22	$4,662,000	$4,761,641
Wyndham Worldwide Corp., 5.625%, 3/01/21	1,732,000	1,936,717

		$6,698,358

Insurance – 1.5%
American International Group, Inc., 6.4%, 12/15/20	$8,142,000	$9,709,091
American International Group, Inc., 4.125%, 2/15/24	3,681,000	3,918,469

Issuer	Shares/Par	Value ($)

BONDS – continued
Insurance – continued
American International Group, Inc., 4.5%, 7/16/44	$4,114,000	$4,346,486
Five Corners Funding Trust, 4.419%, 11/15/23 (n)	4,734,000	5,005,831
Genworth Holdings, Inc., 4.9%, 8/15/23	2,848,000	2,294,625
Metropolitan Life Global Funding I, 1.7%, 6/29/15 (z)	5,295,000	5,323,397
Pacific Lifecorp, 5.125%, 1/30/43 (n)	5,527,000	6,078,479
Unum Group, 7.125%, 9/30/16	2,028,000	2,215,925
Unum Group, 4%, 3/15/24	6,546,000	6,685,338
UnumProvident Corp., 6.85%, 11/15/15 (n)	1,148,000	1,202,469

		$46,780,110

Insurance – Health – 0.3%
Humana, Inc., 7.2%, 6/15/18	$6,739,000	$7,872,419

Insurance – Property & Casualty – 1.4%
Allied World Assurance, 5.5%, 11/15/20	$2,640,000	$2,944,704
CNA Financial Corp., 5.875%, 8/15/20	3,280,000	3,744,238
Liberty Mutual Group, Inc., 4.25%, 6/15/23 (n)	10,306,000	10,620,117
Marsh & McLennan Cos., Inc., 4.8%, 7/15/21	7,863,000	8,739,095
Marsh & McLennan Cos., Inc., 4.05%, 10/15/23	4,129,000	4,362,528
Marsh & McLennan Cos., Inc., 3.5%, 6/03/24	4,291,000	4,275,960
Swiss Re Ltd., 4.25%, 12/06/42 (n)	926,000	959,515
ZFS Finance USA Trust II, 6.45% to 6/15/16, FRN to 12/15/65 (n)	1,842,000	1,940,860
ZFS Finance USA Trust V, 6.5% to 5/09/17, FRN to 5/09/67 (n)	4,852,000	5,167,380

		$42,754,397

International Market Quasi-Sovereign – 0.6%
Israel Electric Corp. Ltd., 6.875%, 6/21/23 (n)	$6,997,000	$7,976,580
Statoil A.S.A., 2.45%, 1/17/23	2,114,000	2,016,405
Statoil A.S.A., 3.7%, 3/01/24	8,492,000	8,792,065

		$18,785,050

Local Authorities – 0.4%
State of California (Build America Bonds), 7.625%, 3/01/40	$860,000	$1,320,100
State of California (Build America Bonds), 7.6%, 11/01/40	7,175,000	11,195,368

		$12,515,468

Machinery & Tools – 0.2%
United Rentals North America, Inc., 7.375%, 5/15/20	$5,655,000	$6,107,400

Major Banks – 7.3%
ABN AMRO Bank N.V., 4.25%, 2/02/17 (n)	$5,664,000	$5,967,930
Bank of America Corp., 5.625%, 7/01/20	8,555,000	9,740,637

9

MFS Research Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Major Banks – continued
Bank of America Corp., 5.875%, 1/05/21	$1,670,000	$1,936,320
Bank of America Corp., 6.1%, 6/15/17	1,725,000	1,895,913
Bank of America Corp., 3.3%, 1/11/23	15,475,000	15,476,192
Bank of America Corp., 4.125%, 1/22/24	10,960,000	11,509,699
Bank of America Corp., FRN, 6.5%, 10/29/49	4,004,000	4,075,672
Bank of New York Mellon Corp., 3.4%, 5/15/24	5,190,000	5,283,596
Credit Suisse Group AG, 6.5%, 8/08/23 (n)	5,150,000	5,653,263
DBS Bank Ltd., 3.625% to 9/21/17, FRN to 9/21/22 (n)	4,108,000	4,231,137
Goldman Sachs Group, Inc., 5.625%, 1/15/17	2,636,000	2,827,513
Goldman Sachs Group, Inc., 2.375%, 1/22/18	5,005,000	5,055,546
Goldman Sachs Group, Inc., 3.625%, 1/22/23	11,855,000	12,004,634
HSBC Holdings PLC, 4%, 3/30/22	5,466,000	5,817,442
HSBC Holdings PLC, 5.25%, 3/14/44	2,057,000	2,304,159
HSBC USA, Inc., 4.875%, 8/24/20	4,090,000	4,514,493
ING Bank N.V., 3.75%, 3/07/17 (n)	5,855,000	6,127,615
ING Bank N.V., 2%, 9/25/15 (n)	1,900,000	1,914,822
ING Bank N.V., 5.8%, 9/25/23 (n)	11,715,000	12,995,203
JPMorgan Chase & Co., 4.25%, 10/15/20	2,800,000	3,010,280
JPMorgan Chase & Co., 4.5%, 1/24/22	1,800,000	1,965,154
JPMorgan Chase & Co., 3.25%, 9/23/22	1,376,000	1,384,015
JPMorgan Chase & Co., 2%, 8/15/17	3,637,000	3,671,839
JPMorgan Chase & Co., 3.2%, 1/25/23	12,685,000	12,690,353
JPMorgan Chase & Co., 6.75% to 2/01/24, FRN to 1/29/49	4,061,000	4,289,431
JPMorgan Chase Bank N.A., 5.875%, 6/13/16	250,000	266,554
Merrill Lynch & Co., Inc., 6.05%, 5/16/16	4,869,000	5,156,987
Morgan Stanley, 5.75%, 10/18/16	944,000	1,013,857
Morgan Stanley, 5.5%, 7/24/20	1,600,000	1,805,163
Morgan Stanley, 5.5%, 7/28/21	14,214,000	16,131,199
Morgan Stanley, 5.95%, 12/28/17	400,000	444,493
Morgan Stanley, 3.75%, 2/25/23	8,585,000	8,806,673
Morgan Stanley, 3.7%, 10/23/24	2,879,000	2,918,212
PNC Bank N.A., 3.8%, 7/25/23	13,950,000	14,379,618
PNC Funding Corp., 5.625%, 2/01/17	6,173,000	6,662,482
Regions Financial Corp., 2%, 5/15/18	2,524,000	2,499,454
Royal Bank of Scotland PLC, 2.55%, 9/18/15	3,137,000	3,168,364
Royal Bank of Scotland PLC, 6%, 12/19/23	7,121,000	7,707,756
Wachovia Corp., 6.605%, 10/01/25	1,764,000	2,175,252

		$219,478,922

Issuer	Shares/Par	Value ($)

BONDS – continued
Medical & Health Technology & Services – 0.6%
Becton, Dickinson and Co., 4.685%, 12/15/44	$4,733,000	$5,097,256
Catholic Health Initiatives, 2.95%, 11/01/22	6,666,000	6,531,487
Express Scripts Holding Co., 2.65%, 2/15/17	5,011,000	5,123,998
McKesson Corp., 5.7%, 3/01/17	1,210,000	1,314,116

		$18,066,857

Medical Equipment – 0.3%
Medtronic, Inc., 4.625%, 3/15/45 (n)	$7,021,000	$7,610,694

Metals & Mining – 1.7%
Barrick International (Barbados) Corp., 5.75%, 10/15/16 (n)	$4,010,000	$4,262,638
Barrick North America Finance LLC, 5.75%, 5/01/43	6,000,000	5,953,374
Freeport-McMoRan Copper & Gold, Inc., 3.875%, 3/15/23	4,000,000	3,771,344
Freeport-McMoRan Copper & Gold, Inc., 5.4%, 11/14/34	4,000,000	3,899,620
Kinross Gold Corp., 5.95%, 3/15/24 (n)	6,437,000	6,040,101
Plains Exploration & Production Co., 6.875%, 2/15/23	8,679,000	9,655,388
Rio Tinto Finance (USA) PLC, 3.5%, 3/22/22	7,418,000	7,415,923
Southern Copper Corp., 6.75%, 4/16/40	3,312,000	3,474,288
Steel Dynamics, Inc., 5.125%, 10/01/21 (n)	7,562,000	7,703,788

		$52,176,464

Midstream – 3.5%
APT Pipelines Ltd., 3.875%, 10/11/22 (n)	$8,640,000	$8,422,610
DCP Midstream LLC, 3.875%, 3/15/23	1,430,000	1,368,418
El Paso Corp., 7.75%, 1/15/32	6,550,000	8,056,500
El Paso Pipeline Partners Operating Co. LLC, 4.3%, 5/01/24	5,995,000	6,006,606
Energy Transfer Partners LP, 4.65%, 6/01/21	6,198,000	6,478,999
Energy Transfer Partners LP, 5.15%, 2/01/43	3,573,000	3,535,937
Enterprise Products Operating LLC, 3.9%, 2/15/24	7,980,000	8,127,534
Enterprise Products Operating LLC, 3.75%, 2/15/25	5,473,000	5,493,841
Kinder Morgan Energy Partners LP, 7.4%, 3/15/31	103,000	123,226
Kinder Morgan Energy Partners LP, 6.375%, 3/01/41	2,240,000	2,494,699
Kinder Morgan Energy Partners LP, 5.4%, 9/01/44	6,378,000	6,391,069
Kinder Morgan, Inc., 5.625%, 11/15/23 (n)	3,000,000	3,211,278
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 5.5%, 2/15/23	5,760,000	5,832,000

10

MFS Research Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Midstream – continued
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.875%, 12/01/24	$3,720,000	$3,636,300
ONEOK Partners LP, 6.2%, 9/15/43	7,222,000	7,918,273
Plains All American Pipeline LP, 3.6%, 11/01/24	1,866,000	1,831,882
Sabine Pass Liquefaction LLC, 5.625%, 2/01/21	8,270,000	8,125,275
Spectra Energy Capital LLC, 8%, 10/01/19	613,000	741,798
Sunoco Logistics Partners LP, 4.25%, 4/01/24	1,108,000	1,120,466
Sunoco Logistics Partners LP, 5.35%, 5/15/45	6,508,000	6,580,024
Williams Cos., Inc., 3.7%, 1/15/23	10,087,000	9,058,993

		$104,555,728

Mortgage-Backed – 19.0%
Fannie Mae, 4.86%, 1/01/15	$77,398	$77,397
Fannie Mae, 4.85%, 2/01/15	153,530	153,407
Fannie Mae, 4.56%, 3/01/15	48,033	48,241
Fannie Mae, 4.89%, 3/01/15 - 10/01/15	85,013	86,063
Fannie Mae, 4.74%, 4/01/15	43,368	43,544
Fannie Mae, 4.869%, 4/01/15	26,226	26,178
Fannie Mae, 4.815%, 6/01/15	49,375	49,774
Fannie Mae, 5.1%, 6/01/15	275,000	275,562
Fannie Mae, 3%, 7/01/15 - 4/01/27	11,408,120	11,863,828
Fannie Mae, 4.53%, 8/01/15	92,294	93,446
Fannie Mae, 4.6%, 8/01/15 - 9/01/19	781,635	856,615
Fannie Mae, 4.78%, 8/01/15	92,211	93,435
Fannie Mae, 4.94%, 8/01/15	120,000	121,482
Fannie Mae, 5.444%, 11/01/15	574,099	588,577
Fannie Mae, 2.82%, 1/01/16	584,433	593,333
Fannie Mae, 5.08%, 2/01/16	320,228	329,001
Fannie Mae, 5.09%, 2/01/16	107,808	110,865
Fannie Mae, 5.138%, 2/01/16	2,212,603	2,265,926
Fannie Mae, 5.432%, 2/01/16	913,138	939,220
Fannie Mae, 5.732%, 7/01/16	1,422,068	1,500,223
Fannie Mae, 5.395%, 12/01/16	121,075	129,227
Fannie Mae, 5.003%, 1/01/17	32,660	32,631
Fannie Mae, 5.05%, 1/01/17	241,696	254,155
Fannie Mae, 5.28%, 3/01/17	131,063	138,522
Fannie Mae, 5.54%, 4/01/17	99,924	108,227
Fannie Mae, 5.478%, 6/01/17	735,937	791,359
Fannie Mae, 5.65%, 6/01/17	150,048	163,378
Fannie Mae, 1.18%, 9/01/17	2,387,984	2,386,914
Fannie Mae, 2.71%, 11/01/17	367,991	380,475
Fannie Mae, 5.5%, 11/01/17 - 4/01/40	21,396,780	23,983,641
Fannie Mae, 3.22%, 12/01/17	496,271	519,696
Fannie Mae, 3.306%, 12/01/17	1,314,429	1,374,511
Fannie Mae, 3.84%, 3/01/18	662,486	706,074
Fannie Mae, 3.99%, 4/01/18	600,000	641,417
Fannie Mae, 3.743%, 6/01/18	2,663,698	2,834,547
Fannie Mae, 5.361%, 6/01/18	448,649	494,385
Fannie Mae, 2.578%, 9/25/18	4,500,000	4,610,871
Fannie Mae, 5.18%, 3/01/19	124,002	134,155

Issuer	Shares/Par	Value ($)

BONDS – continued
Mortgage-Backed – continued
Fannie Mae, 5.51%, 3/01/19	$185,997	$209,395
Fannie Mae, 1.99%, 10/01/19	2,691,690	2,695,356
Fannie Mae, 4.45%, 10/01/19	512,048	563,864
Fannie Mae, 1.97%, 11/01/19	1,058,674	1,059,819
Fannie Mae, 2.03%, 11/01/19	1,321,418	1,326,312
Fannie Mae, 4.88%, 3/01/20	23,011	24,972
Fannie Mae, 5%, 6/01/20 - 7/01/40	18,003,283	19,887,213
Fannie Mae, 5.19%, 9/01/20	171,065	186,174
Fannie Mae, 3.416%, 10/01/20	1,599,434	1,702,145
Fannie Mae, 2.14%, 5/01/21	971,378	965,375
Fannie Mae, 3.89%, 7/01/21	1,191,979	1,295,320
Fannie Mae, 2.56%, 10/01/21	847,515	853,617
Fannie Mae, 2.64%, 11/01/21	1,280,512	1,300,943
Fannie Mae, 2.75%, 3/01/22	1,204,098	1,235,565
Fannie Mae, 6%, 8/01/22 - 3/01/39	6,522,676	7,407,366
Fannie Mae, 2.525%, 10/01/22	1,922,603	1,930,637
Fannie Mae, 2.68%, 3/01/23	1,843,878	1,866,376
Fannie Mae, 2.41%, 5/01/23	2,147,129	2,132,657
Fannie Mae, 2.55%, 5/01/23	1,102,876	1,106,159
Fannie Mae, 4.5%, 5/01/24 - 4/01/44	15,588,748	16,981,904
Fannie Mae, 4%, 3/01/25 - 4/01/41	13,142,152	14,038,418
Fannie Mae, 4.5%, 5/01/25	187,132	202,222
Fannie Mae, 3.5%, 9/01/25 - 1/01/42	7,043,150	7,415,761
Fannie Mae, 6.5%, 7/01/32 - 1/01/33	11,672	13,462
Fannie Mae, 3.5%, 4/01/43 - 9/01/43	9,951,179	10,380,532
Fannie Mae, TBA, 4%, 2/01/45	81,162,000	86,370,532
Fannie Mae, TBA, 3%, 1/01/30	2,960,000	3,075,668
Fannie Mae, TBA, 4%, 1/01/45	5,793,000	6,180,603
Fannie Mae, TBA, 4.5%, 2/01/45	22,222,000	24,074,799
Federal Home Loan Bank, 5%, 7/01/35	5,242,257	5,806,712
Federal Home Loan Bank, 3%, 5/01/43	2,450,090	2,481,727
Freddie Mac, 3.034%, 10/25/20	2,606,000	2,722,559
Freddie Mac, 3.5%, 7/01/42	6,101,838	6,351,088
Freddie Mac, 1.655%, 11/25/16	1,696,158	1,713,878
Freddie Mac, 1.426%, 8/25/17	9,701,000	9,754,617
Freddie Mac, 3.882%, 11/25/17	1,936,000	2,058,843
Freddie Mac, 3.154%, 2/25/18	935,000	980,005
Freddie Mac, 5%, 7/01/18 - 4/01/40	1,610,648	1,784,750
Freddie Mac, 2.412%, 8/25/18	2,300,000	2,355,936
Freddie Mac, 2.303%, 9/25/18	8,971,000	9,149,478
Freddie Mac, 2.323%, 10/25/18	1,194,000	1,218,189
Freddie Mac, 2.22%, 12/25/18	1,200,000	1,218,641
Freddie Mac, 2.13%, 1/25/19	6,184,000	6,253,619
Freddie Mac, 2.086%, 3/25/19	7,200,000	7,264,685
Freddie Mac, 1.883%, 5/25/19	8,450,000	8,448,749
Freddie Mac, 5.5%, 6/01/19 - 1/01/38	1,111,309	1,248,602
Freddie Mac, 4.186%, 8/25/19	1,110,000	1,212,284
Freddie Mac, 1.869%, 11/25/19	6,121,000	6,084,874
Freddie Mac, 4.251%, 1/25/20	807,000	886,444
Freddie Mac, 2.757%, 5/25/20	928,759	957,414
Freddie Mac, 3.32%, 7/25/20 - 2/25/23	5,980,914	6,281,561
Freddie Mac, 2.856%, 1/25/21	5,331,000	5,512,115
Freddie Mac, 2.682%, 10/25/22	3,049,000	3,079,136
Freddie Mac, 3.3%, 4/25/23	6,099,972	6,407,343
Freddie Mac, 3.06%, 7/25/23	4,230,000	4,366,747
Freddie Mac, 3.531%, 7/25/23	2,401,000	2,563,560

11

MFS Research Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Mortgage-Backed – continued
Freddie Mac, 3.458%, 8/25/23	$14,256,000	$15,143,222
Freddie Mac, 4%, 7/01/25 - 11/01/43	22,670,767	24,188,932
Freddie Mac, 4.5%, 7/01/25 - 6/01/41	1,356,646	1,471,745
Freddie Mac, 3.5%, 8/01/26 - 3/01/43	20,017,237	20,841,776
Freddie Mac, 6%, 8/01/34 - 7/01/38	297,440	338,461
Freddie Mac, 3%, 4/01/43 - 5/01/43	3,515,821	3,559,724
Freddie Mac, TBA, 4%, 1/01/45 - 2/01/45	39,956,758	42,479,717
Ginnie Mae, 4.5%, 6/20/41	1,694,967	1,857,871
Ginnie Mae, 5.5%, 5/15/33 - 1/20/42	4,886,615	5,493,473
Ginnie Mae, 6%, 1/20/36 - 1/15/39	631,519	719,078
Ginnie Mae, 4.5%, 4/15/39 - 10/20/43	40,840,632	44,793,122
Ginnie Mae, 4%, 10/20/40 - 10/20/42	7,025,616	7,549,739
Ginnie Mae, 3.5%, 11/15/40 - 7/20/43	15,980,623	16,806,909
Ginnie Mae, TBA, 4%, 2/01/45	4,700,000	5,028,336

		$574,719,129

Municipals – 0.1%
Florida Hurricane Catastrophe Fund Finance Corp. Rev., “A”, 1.298%, 7/01/16	$1,750,000	$1,759,450

Natural Gas – Distribution – 0.0%
GNL Quintero S.A., 4.634%, 7/31/29 (n)	$764,000	$773,241

Network & Telecom – 0.9%
Empresa Nacional de Telecomunicaciones S.A., 4.875%, 10/30/24 (n)	$5,491,000	$5,579,553
Verizon Communications, Inc., 6.55%, 9/15/43	17,376,000	22,261,245

		$27,840,798

Oil Services – 0.5%
Odebrecht Offshore Drilling Finance Ltd., 6.75%, 10/01/22 (n)	$6,203,535	$5,676,235
Schlumberger Norge A.S., 1.25%, 8/01/17 (n)	8,144,000	8,123,852

		$13,800,087

Other Banks & Diversified Financials – 2.3%
Abbey National Treasury Services PLC, 3.05%, 8/23/18	$2,885,000	$2,986,895
Bank of Tokyo-Mitsubishi UFJ Ltd., 2.7%, 9/09/18 (n)	5,269,000	5,360,296
BBVA Bancomer S.A. de C.V., 6.75%, 9/30/22 (n)	2,570,000	2,827,000
BPCE S.A., 4.5%, 3/15/25 (n)	5,771,000	5,639,000
Capital One Bank (USA) N.A., 3.375%, 2/15/23	10,111,000	10,054,793
Capital One Financial Corp., 6.15%, 9/01/16	1,970,000	2,117,567
Citigroup, Inc., 8.5%, 5/22/19	3,510,000	4,373,695
Citigroup, Inc., 4.875%, 5/07/15	1,000,000	1,013,320
Discover Bank, 7%, 4/15/20	7,009,000	8,260,408
Groupe BPCE S.A., 12.5% to 9/30/19, FRN to 8/29/49 (n)	7,880,000	10,638,000
Intesa Sanpaolo S.p.A., 5.017%, 6/26/24 (n)	3,180,000	3,086,238

Issuer	Shares/Par	Value ($)

BONDS – continued
Other Banks & Diversified Financials – continued
Macquarie Group Ltd., 6%, 1/14/20 (n)	$5,268,000	$5,966,927
Macquarie Group Ltd., 3%, 12/03/18 (n)	1,320,000	1,351,510
Rabobank Nederland N.V., 3.95%, 11/09/22	4,408,000	4,490,117
Santander Holdings USA, Inc., 4.625%, 4/19/16	2,621,000	2,730,841

		$70,896,607

Pharmaceuticals – 1.9%
Bayer U.S. Finance LLC, 3.375%, 10/08/24 (n)	$2,779,000	$2,827,833
Celgene Corp., 2.45%, 10/15/15	4,949,000	4,998,149
Celgene Corp., 1.9%, 8/15/17	5,062,000	5,080,188
Forest Laboratories, Inc., 4.875%, 2/15/21 (n)	21,349,000	22,890,803
Gilead Sciences, Inc., 4.8%, 4/01/44	6,643,000	7,368,774
Gilead Sciences, Inc., 2.35%, 2/01/20	817,000	821,396
Teva Pharmaceutical Finance B.V., 2.95%, 12/18/22	9,309,000	9,067,515
VPII Escrow Corp., 6.75%, 8/15/18 (z)	3,795,000	4,037,007

		$57,091,665

Precious Metals & Minerals – 0.1%
Teck Resources Ltd. Co., 5.4%, 2/01/43	$1,868,000	$1,578,862
Teck Resources Ltd. Co., 6%, 8/15/40	826,000	742,562

		$2,321,424

Railroad & Shipping – 0.0%
Canadian Pacific Railway Co., 4.45%, 3/15/23	$862,000	$945,986

Real Estate – Apartment – 0.1%
Mid-America Apartment Communities, Inc., REIT, 4.3%, 10/15/23	$2,417,000	$2,543,160

Real Estate – Healthcare – 0.2%
HCP, Inc., REIT, 3.875%, 8/15/24	$5,515,000	$5,602,231
HCP, Inc., REIT, 5.375%, 2/01/21	1,134,000	1,266,345

		$6,868,576

Real Estate – Office – 0.3%
Boston Properties LP, REIT, 3.7%, 11/15/18	$5,395,000	$5,688,655
Boston Properties LP, REIT, 3.8%, 2/01/24	3,803,000	3,908,225

		$9,596,880

Real Estate – Other – 0.0%
Liberty Property LP, REIT, 5.5%, 12/15/16	$1,013,000	$1,087,963

Real Estate – Retail – 0.5%
DDR Corp., REIT, 4.625%, 7/15/22	$2,365,000	$2,524,656
DDR Corp., REIT, 3.375%, 5/15/23	5,368,000	5,204,319
Kimco Realty Corp., REIT, 5.783%, 3/15/16	1,794,000	1,889,687
Simon Property Group, Inc., REIT, 10.35%, 4/01/19	3,213,000	4,202,565

		$13,821,227

12

MFS Research Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Restaurants – 0.2%
YUM! Brands, Inc., 5.35%, 11/01/43	$6,259,000	$6,844,548

Retailers – 1.0%
Bed Bath & Beyond, Inc., 5.165%, 8/01/44	$7,156,000	$7,464,388
Cencosud S.A., 5.5%, 1/20/21	3,126,000	3,244,688
Gap, Inc., 5.95%, 4/12/21	7,230,000	8,227,783
Home Depot, Inc., 5.95%, 4/01/41	2,318,000	3,027,484
Kohl’s Corp., 3.25%, 2/01/23	2,462,000	2,397,215
Target Corp., 3.5%, 7/01/24	6,246,000	6,484,429

		$30,845,987

Specialty Chemicals – 0.3%
Ecolab, Inc., 4.35%, 12/08/21	$5,300,000	$5,774,822
Mexichem S.A.B. de C.V., 6.75%, 9/19/42 (n)	3,236,000	3,357,350

		$9,132,172

Supermarkets – 0.1%
Delhaize Group, 4.125%, 4/10/19	$718,000	$754,009
Kroger Co., 3.85%, 8/01/23	2,248,000	2,330,895

		$3,084,904

Telecommunications – Wireless – 1.0%
American Tower Corp., REIT, 3.5%, 1/31/23	$5,862,000	$5,663,911
American Tower Corp., REIT, 5%, 2/15/24	7,009,000	7,432,813
Crown Castle Towers LLC, 6.113%, 1/15/20 (n)	3,171,000	3,642,344
Crown Castle Towers LLC, 4.883%, 8/15/20 (n)	2,400,000	2,638,142
MTS International Funding Ltd., 5%, 5/30/23 (n)	4,798,000	3,790,420
Rogers Communications, Inc., 5%, 3/15/44	3,525,000	3,854,829
SBA Tower Trust, 2.898%, 10/15/19 (n)	4,229,000	4,240,143

		$31,262,602

Tobacco – 0.7%
Altria Group, Inc., 2.85%, 8/09/22	$7,089,000	$6,888,353
Altria Group, Inc., 2.95%, 5/02/23	2,030,000	1,962,943
Lorillard Tobacco Co., 8.125%, 6/23/19	3,344,000	4,054,021
Reynolds American, Inc., 6.75%, 6/15/17	7,300,000	8,132,207

		$21,037,524

Transportation – Services – 0.4%
ERAC USA Finance Co., 7%, 10/15/37 (n)	$2,690,000	$3,625,079
ERAC USA Finance LLC, 3.85%, 11/15/24 (n)	1,612,000	1,634,807
Navios Maritime Holding, Inc., 7.375%, 1/15/22 (n)	7,035,000	6,507,375

		$11,767,261

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Government Agencies and Equivalents – 2.3%
National Credit Union Administration Guaranteed Note, 2.9%, 10/29/20	$980,000	$1,006,482
Small Business Administration, 4.93%, 1/01/24	33,624	36,080
Small Business Administration, 4.34%, 3/01/24	49,544	52,019
Small Business Administration, 4.99%, 9/01/24	38,073	41,155
Small Business Administration, 4.86%, 1/01/25	97,375	104,663
Small Business Administration, 4.625%, 2/01/25	94,905	100,725
Small Business Administration, 5.11%, 4/01/25	67,465	73,348
Small Business Administration, 4.43%, 5/01/29	749,612	815,442
Small Business Administration, 3.25%, 11/01/30	675,065	699,178
Small Business Administration, 2.85%, 9/01/31	1,536,172	1,564,252
Small Business Administration, 2.37%, 8/01/32	1,296,939	1,293,828
Small Business Administration, 3.21%, 9/01/30	7,294,785	7,539,533
Small Business Administration, 2.13%, 1/01/33	4,583,230	4,494,654
Small Business Administration, 2.21%, 2/01/33	1,148,672	1,132,517
Small Business Administration, 2.22%, 3/01/33	4,208,718	4,153,999
Small Business Administration, 2.08%, 4/01/33	6,264,011	6,116,051
Small Business Administration, 2.45%, 6/01/33	7,500,864	7,432,940
Small Business Administration, 3.15%, 7/01/33	10,428,811	10,728,481
Small Business Administration, 3.16%, 8/01/33	10,552,098	10,876,729
Small Business Administration, 3.62%, 9/01/33	9,594,938	10,072,886

		$68,334,962

U.S. Treasury Obligations – 20.0%
U.S. Treasury Bonds, 3.375%, 11/15/19	$1,800,000	$1,950,188
U.S. Treasury Bonds, 4.5%, 2/15/36	12,590,000	16,807,650
U.S. Treasury Bonds, 4.75%, 2/15/37	22,300,000	30,794,917
U.S. Treasury Bonds, 4.375%, 2/15/38	17,377,000	22,758,448
U.S. Treasury Bonds, 4.5%, 8/15/39	60,341,600	80,471,196
U.S. Treasury Bonds, 3.125%, 11/15/41	500,000	540,156
U.S. Treasury Bonds, 3.125%, 2/15/42	1,300,000	1,400,344
U.S. Treasury Notes, 2.125%, 5/31/15 (f)	76,244,000	76,869,430
U.S. Treasury Notes, 0.375%, 11/15/15	5,600,000	5,605,253
U.S. Treasury Notes, 0.375%, 2/15/16	92,025,000	92,046,534
U.S. Treasury Notes, 0.875%, 12/31/16	16,433,000	16,490,778
U.S. Treasury Notes, 0.75%, 6/30/17	180,931,000	180,196,058

13

MFS Research Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Treasury Obligations – continued
U.S. Treasury Notes, 2.875%, 3/31/18	$2,000,000	$2,103,124
U.S. Treasury Notes, 2.625%, 4/30/18	1,600,000	1,672,374
U.S. Treasury Notes, 1.5%, 8/31/18	13,955,000	14,019,319
U.S. Treasury Notes, 1%, 6/30/19	49,082,000	47,885,626
U.S. Treasury Notes, 1%, 8/31/19	5,600,000	5,446,000
U.S. Treasury Notes, 3.625%, 2/15/20	4,200,000	4,605,233
U.S. Treasury Notes, TIPS, 1.625%, 1/15/15	857,843	855,966
U.S. Treasury Notes, TIPS, 2%, 1/15/16	1,471,154	1,492,531

		$604,011,125

Utilities – Electric Power – 2.7%
Berkshire Hathaway Energy Co., 5.15%, 11/15/43	$6,436,000	$7,282,508
CMS Energy Corp., 6.25%, 2/01/20	1,925,000	2,228,975
CMS Energy Corp., 5.05%, 3/15/22	5,272,000	5,910,497
Constellation Energy Group, Inc., 5.15%, 12/01/20	2,487,000	2,753,609
Dominion Resources, Inc., 3.625%, 12/01/24	8,424,000	8,533,183
Duke Energy Corp., 3.75%, 4/15/24	2,859,000	2,974,003
EDP Finance B.V., 5.25%, 1/14/21 (n)	3,848,000	4,049,096
EDP Finance B.V., 4.125%, 1/15/20 (n)	1,754,000	1,763,822
Empresa Nacional de Electricidad S.A., 4.25%, 4/15/24	5,095,000	5,123,496
Enel Finance International S.A., 6%, 10/07/39 (n)	3,700,000	4,347,385
Enel Finance International S.A., 6.25%, 9/15/17 (n)	3,623,000	4,021,573

Issuer	Shares/Par	Value ($)

BONDS – continued
Utilities – Electric Power – continued
Exelon Corp., 4.9%, 6/15/15	$5,842,000	$5,946,443
Exelon Generation Co. LLC, 4.25%, 6/15/22	3,983,000	4,139,054
Florida Power & Light Co., 4.05%, 10/01/44	4,535,000	4,755,950
Pacific Gas & Electric Co., 3.25%, 6/15/23	2,431,000	2,435,633
PPL Capital Funding, Inc., 5%, 3/15/44	3,429,000	3,816,251
PPL Corp., 3.5%, 12/01/22	1,050,000	1,063,468
PPL WEM Holdings PLC, 5.375%, 5/01/21 (n)	8,842,000	9,937,329
Waterford 3 Funding Corp., 8.09%, 1/02/17	39,491	39,496

		$81,121,771

Total Bonds (Identified Cost, $2,884,588,565)		$2,945,873,398

MONEY MARKET FUNDS – 6.7%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	203,174,023	$203,174,023

Total Investments (Identified Cost, $3,087,762,588)		$3,149,047,421

OTHER ASSETS, LESS LIABILITIES – (4.1)%		(125,142,713)

NET ASSETS – 100.0%		$3,023,904,708

(d)	In default.

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $444,945,100 representing 14.7% of net assets.

(q)	Interest received was less than stated coupon rate.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Babson Ltd., CLO, FRN, 1.33%, 4/20/25	3/12/14	$7,201,463	$7,166,927
Bayview Commercial Asset Trust, FRN, 0%, 4/25/36	2/28/06	27,198	252
Bayview Commercial Asset Trust, FRN, 0%, 7/25/36	5/16/06	17,106	0
Bayview Commercial Asset Trust, FRN, 0%, 10/25/36	9/11/06	55,301	0
Bayview Commercial Asset Trust, FRN, 0%, 12/25/36	10/25/06	34,086	0
Bayview Commercial Asset Trust, FRN, 0%, 3/25/37	1/26/07	12,084	0
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.769%, 12/28/40	3/01/06	144,148	86,034
Capital Trust Realty Ltd., CDO, 5.267%, 6/25/35	9/14/10-3/25/11	882,139	949,175

14

MFS Research Bond Series

Portfolio of Investments – continued

Restricted Securities – continued	Acquisition Date	Cost	Value
Commercial Mortgage Asset Trust, FRN, 0.494%, 1/17/32	4/09/12	$2,675	$2,706
Dryden Senior Loan Fund, CLO, “A”, FRN, 1.61%, 1/15/25	9/19/14	7,539,172	7,476,343
Falcon Franchise Loan LLC, FRN, 19.164%, 1/05/25	1/29/03	1,068	3,592
First Union National Bank Commercial Mortgage Trust, FRN, 1.735%, 1/12/43	4/09/12	3	136
Flatiron CLO Ltd. 2013-1A, “A1”, FRN, 1.628%, 1/17/26	7/24/14-9/09/14	8,317,740	8,253,317
Hertz Fleet Lease Funding LP, 2014-1, FRN, 0.561%, 4/10/28	3/25/14	7,424,000	7,416,955
Metropolitan Life Global Funding I, 1.7%, 6/29/15	10/25/12-10/26/12	5,316,490	5,323,397
Preferred Term Securities XIX Ltd., CDO, FRN, 0.59%, 12/22/35	3/28/11	228,121	248,735
SES S.A., 5.3%, 4/04/43	1/08/14	3,178,853	3,634,325
VPII Escrow Corp., 6.75%, 8/15/18	6/27/13	3,795,000	4,037,007
Total Restricted Securities			$44,598,901
% of Net assets			1.5%
The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

CLO	Collateralized Loan Obligation

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

TBA	To Be Announced

TIPS	Treasury Inflation Protected Security

Derivative Contracts at 12/31/14

Futures Contracts at 12/31/14

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	385	$48,816,797	March - 2015	$(260,019)
U.S. Treasury Bond 30 yr (Short)	USD	285	41,200,313	March - 2015	(1,087,560)

					$(1,347,579)

At December 31, 2014, the fund had liquid securities with an aggregate value of $1,108,012 to cover any commitments for certain derivative contracts.

See Notes to Financial Statements

15

MFS Research Bond Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/14
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $2,884,588,565)	$2,945,873,398
Underlying affiliated funds, at cost and value	203,174,023
Total investments, at value (identified cost, $3,087,762,588)	$3,149,047,421
Cash	37,787
Receivables for
Fund shares sold	20,409,720
Interest	22,272,559
Other assets	18,425
Total assets		$3,191,785,912
Liabilities
Payables for
Daily variation margin on open futures contracts	$164,375
TBA purchase commitments	166,839,419
Fund shares reacquired	584,102
Payable to affiliates
Investment adviser	64,637
Shareholder servicing costs	476
Distribution and/or service fees	25,236
Payable for independent Trustees’ compensation	51
Accrued expenses and other liabilities	202,908
Total liabilities		$167,881,204
Net assets		$3,023,904,708
Net assets consist of
Paid-in capital	$2,899,828,131
Unrealized appreciation (depreciation) on investments	59,937,254
Accumulated net realized gain (loss) on investments	(27,709,087)
Undistributed net investment income	91,848,410
Net assets		$3,023,904,708
Shares of beneficial interest outstanding		226,249,780

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$1,172,956,699	86,869,084	$13.50
Service Class	1,850,948,009	139,380,696	13.28

See Notes to Financial Statements

16

MFS Research Bond Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/14
Net investment income
Income
Interest	$98,491,913
Dividends from underlying affiliated funds	115,326
Total investment income		$98,607,239
Expenses
Management fee	$15,144,722
Distribution and/or service fees	4,660,605
Shareholder servicing costs	89,836
Administrative services fee	416,215
Independent Trustees’ compensation	43,868
Custodian fee	164,923
Shareholder communications	116,532
Audit and tax fees	74,205
Legal fees	26,345
Miscellaneous	80,924
Total expenses		$20,818,175
Fees paid indirectly	(516)
Reduction of expenses by investment adviser	(409,129)
Net expenses		$20,408,530
Net investment income		$78,198,709
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments	$18,784,458
Futures contracts	(9,504,494)
Net realized gain (loss) on investments		$9,279,964
Change in unrealized appreciation (depreciation)
Investments	$86,614,254
Futures contracts	(5,129,819)
Net unrealized gain (loss) on investments		$81,484,435
Net realized and unrealized gain (loss) on investments		$90,764,399
Change in net assets from operations		$168,963,108

See Notes to Financial Statements

17

MFS Research Bond Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2014	2013
Change in net assets
From operations
Net investment income	$78,198,709	$66,697,671
Net realized gain (loss) on investments	9,279,964	(1,446,148)
Net unrealized gain (loss) on investments	81,484,435	(88,361,181)
Change in net assets from operations	$168,963,108	$(23,109,658)
Distributions declared to shareholders
From net investment income	$(82,917,411)	$(31,426,373)
From net realized gain on investments	—	(12,316,848)
Total distributions declared to shareholders	$(82,917,411)	$(43,743,221)
Change in net assets from fund share transactions	$(106,862,454)	$614,866,540
Total change in net assets	$(20,816,757)	$548,013,661
Net assets
At beginning of period	3,044,721,465	2,496,707,804
At end of period (including undistributed net investment income of $91,848,410 and $82,916,994, respectively)	$3,023,904,708	$3,044,721,465

See Notes to Financial Statements

18

MFS Research Bond Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$13.13	$13.49	$13.01	$12.66	$12.20
Income (loss) from investment operations
Net investment income (d)	$0.37	$0.35	$0.37	$0.44	$0.44
Net realized and unrealized gain (loss) on investments	0.40	(0.49)	0.57	0.41	0.45
Total from investment operations	$0.77	$(0.14)	$0.94	$0.85	$0.89
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.16)	$(0.37)	$(0.35)	$(0.39)
From net realized gain on investments	—	(0.06)	(0.09)	(0.15)	(0.04)
Total distributions declared to shareholders	$(0.40)	$(0.22)	$(0.46)	$(0.50)	$(0.43)
Net asset value, end of period (x)	$13.50	$13.13	$13.49	$13.01	$12.66
Total return (%) (k)(r)(s)(x)	5.85	(1.03)	7.35	6.75	7.47
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.53	0.54	0.56	0.57	0.59
Expenses after expense reductions (f)	0.52	0.53	0.56	0.57	0.59
Net investment income	2.74	2.65	2.76	3.41	3.51
Portfolio turnover	58	68	114	60	66
Net assets at end of period (000 omitted)	$1,172,957	$1,208,132	$850,417	$367,398	$371,865

See Notes to Financial Statements

19

MFS Research Bond Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$12.92	$13.30	$12.85	$12.53	$12.10
Income (loss) from investment operations
Net investment income (d)	$0.33	$0.31	$0.33	$0.40	$0.40
Net realized and unrealized gain (loss) on investments	0.39	(0.48)	0.57	0.41	0.45
Total from investment operations	$0.72	$(0.17)	$0.90	$0.81	$0.85
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.15)	$(0.36)	$(0.34)	$(0.38)
From net realized gain on investments	—	(0.06)	(0.09)	(0.15)	(0.04)
Total distributions declared to shareholders	$(0.36)	$(0.21)	$(0.45)	$(0.49)	$(0.42)
Net asset value, end of period (x)	$13.28	$12.92	$13.30	$12.85	$12.53
Total return (%) (k)(r)(s)(x)	5.62	(1.29)	7.06	6.48	7.20
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.78	0.79	0.81	0.82	0.84
Expenses after expense reductions (f)	0.77	0.78	0.81	0.82	0.84
Net investment income	2.48	2.39	2.48	3.13	3.20
Portfolio turnover	58	68	114	60	66
Net assets at end of period (000 omitted)	$1,850,948	$1,836,589	$1,646,291	$406,273	$211,077

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

20

MFS Research Bond Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Research Bond Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is

21

MFS Research Bond Series

Notes to Financial Statements – continued

principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts. The following is a summary of the levels used as of December 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$672,346,087	$—	$672,346,087
Non-U.S. Sovereign Debt	—	21,202,290	—	21,202,290
Municipal Bonds	—	1,759,450	—	1,759,450
U.S. Corporate Bonds	—	1,034,624,044	—	1,034,624,044
Residential Mortgage-Backed Securities	—	581,026,727	—	581,026,727
Commercial Mortgage-Backed Securities	—	235,663,007	—	235,663,007
Asset-Backed Securities (including CDOs)	—	123,850,901	—	123,850,901
Foreign Bonds	—	275,400,892	—	275,400,892
Mutual Funds	203,174,023	—	—	203,174,023
Total Investments	$203,174,023	$2,945,873,398	$—	$3,149,047,421

Other Financial Instruments
Futures Contracts	$(1,347,579)	$—	$—	$(1,347,579)

For further information regarding security characteristics, see the Portfolio of Investments.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2014 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Liability Derivatives
Interest Rate	Interest Rate Futures	$(1,347,579)

(a)	The value of futures contracts includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

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Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2014 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$(9,504,494)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2014 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$(5,129,819)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Dollar Roll Transactions – The fund enters into dollar roll transactions, with respect to mortgage-backed securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, in which the fund sells mortgage-backed securities to financial institutions and simultaneously agrees to purchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase in a dollar roll transaction the fund will not be entitled to receive interest and principal payments on the securities sold but is compensated by interest earned on the proceeds of the initial sale and by a lower purchase price on the securities to be repurchased which enhances the fund’s total return. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

23

MFS Research Bond Series

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward based on the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA securities resulting from these transactions are included in the Portfolio of Investments. TBA purchase commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law.

24

MFS Research Bond Series

Notes to Financial Statements – continued

Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, straddle loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/14	12/31/13
Ordinary income (including any short-term capital gains)	$82,917,411	$40,367,445
Long-term capital gains	—	3,375,776
Total distributions	$82,917,411	$43,743,221

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/14
Cost of investments	$3,107,173,662
Gross appreciation	71,218,396
Gross depreciation	(29,344,637)
Net unrealized appreciation (depreciation)	$41,873,759
Undistributed ordinary income	91,851,764
Capital loss carryforwards	(7,342,063)
Other temporary differences	(2,306,883)

As of December 31, 2014, the fund had capital loss carryforwards available to offset future realized gains. Such losses are characterized as follows:

Long-Term	$(7,342,063)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the above net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/14	Year ended 12/31/13	Year ended 12/31/14	Year ended 12/31/13
Initial Class	$32,650,866	$12,125,352	$—	$4,532,532
Service Class	50,266,545	19,301,021	—	7,784,316
Total	$82,917,411	$31,426,373	$—	$12,316,848

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the fund’s average daily net assets.

The investment adviser had agreed in writing to reduce its management fee to 0.45% of the average daily net assets in excess of $2.5 billion. This written agreement terminated on July 31, 2014. For the period January 1, 2014 through July 31, 2014, this management fee reduction amounted to $160,266 which is included in the reduction of total expenses in the Statement of Operations. Effective August 1, 2014, the investment adviser has agreed in writing to reduce its management fee to 0.45% of

25

MFS Research Bond Series

Notes to Financial Statements – continued

average daily net assets in excess of $2.5 billion to $5 billion and 0.40% of average daily net assets in excess of $5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2016. For the period August 1, 2014 through December 31, 2014, this management fee reduction amounted to $104,206, which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2014, this management fee reduction amounted to $139,399, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.49% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2014, the fee was $88,871, which equated to 0.0029% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2014, these costs amounted to $965.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.0137% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into services agreements (the Compliance Officer Agreements) which provided for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the Compliance Officer Agreement between the funds and Griffin Compliance LLC was terminated. For the year ended December 31, 2014, the aggregate fees paid by the fund under these agreements were $15,105 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreements in the amount of $5,258, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO, Assistant ICCO, and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

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MFS Research Bond Series

Notes to Financial Statements – continued

(4)	Portfolio Securities

For the year ended December 31, 2014, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$1,093,496,197	$1,020,546,590
Investments (non-U.S. Government securities)	$613,247,514	$764,369,966

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	9,657,615	$130,060,729	36,593,250	$479,696,004
Service Class	15,025,832	199,320,298	35,740,176	465,305,792
	24,683,447	$329,381,027	72,333,426	$945,001,796
Shares issued to shareholders in reinvestment of distributions
Initial Class	2,417,395	$32,441,442	1,297,343	$16,657,884
Service Class	3,805,189	50,266,545	2,141,133	27,085,337
	6,222,584	$82,707,987	3,438,476	$43,743,221
Shares reacquired
Initial Class	(17,230,831)	$(232,232,093)	(8,909,820)	$(118,768,904)
Service Class	(21,597,878)	(286,719,375)	(19,515,497)	(255,109,573)
	(38,828,709)	$(518,951,468)	(28,425,317)	$(373,878,477)
Net change
Initial Class	(5,155,821)	$(69,729,922)	28,980,773	$377,584,984
Service Class	(2,766,857)	(37,132,532)	18,365,812	237,281,556
	(7,922,678)	$(106,862,454)	47,346,585	$614,866,540

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Conservative Allocation Portfolio, and the MFS Growth Allocation Portfolio were the owners of record of approximately 9%, 5%, and 1%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2014, the fund’s commitment fee and interest expense were $11,306 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	142,373,017	936,102,914	(875,301,908)	203,174,023

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$115,326	$203,174,023

27

MFS Research Bond Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Research Bond Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research Bond Series (one of the series of MFS Variable Insurance Trust) (the “Fund”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research Bond Series as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2015

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MFS Research Bond Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

29

MFS Research Bond Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A

Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2015, the Trustees served as board members of 135 funds within the MFS Family of Funds.

30

MFS Research Bond Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Joshua Marston Robert Persons Jeffrey Wakelin

31

MFS Research Bond Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and five-year periods ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

32

MFS Research Bond Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Lipper expense group median and the Fund’s total expense ratio was lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that MFS has agreed in writing to reduce its advisory fee rate on the Fund’s average daily net assets over $2.5 billion, and that MFS has agreed in writing to implement an additional breakpoint that reduces its advisory fee rate on the Fund’s average daily net assets over $5 billion, each of which may not be changed without the Trustees’ approval. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

33

MFS Research Bond Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products” section of mfs.com.

34

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

35

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

36

ANNUAL REPORT

December 31, 2014

MFS® RESEARCH INTERNATIONAL SERIES

MFS® Variable Insurance Trust

VRI-ANN

MFS® RESEARCH INTERNATIONAL SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Research International Series

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

As 2015 begins, sharply lower oil prices are reshaping the global economy, adding to deflationary pressures in the eurozone and exacerbating challenges faced by oil exporters such as Russia. The U.S. economy stands on firmer ground, having expanded steadily over the past year. The U.S. labor market has regained momentum, consumer confidence is buoyant and gasoline prices have tumbled, boosting prospects for a stronger economic rebound in 2015.

Other regions are struggling. The eurozone economy is barely expanding, and the European Central Bank (ECB) has introduced large-scale asset purchases.

Despite Japan’s efforts to strengthen its economy, its sales tax increase last spring tipped the country into a recession, leading to additional monetary stimulus from the Bank of Japan. China’s economy is slowing as it transitions to a more sustainable basis, and its growth rate will likely continue to decline.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 13, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Research International Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Roche Holding AG	3.3%
Novartis AG	3.1%
Royal Dutch Shell PLC, “A”	3.0%
Nestle S.A.	2.7%
HSBC Holdings PLC	2.3%
Bayer AG	2.2%
Rio Tinto Ltd.	2.0%
DENSO Corp.	2.0%
KDDI Corp.	1.9%
Schneider Electric S.A.	1.8%

Global equity sectors
Financial Services	25.3%
Capital Goods	22.3%
Health Care	11.0%
Energy	9.5%
Consumer Staples	9.2%
Consumer Cyclicals	8.2%
Technology	7.8%
Telecommunications/Cable Television	5.2%

Issuer country weightings (x)
United Kingdom	18.3%
Japan	17.9%
Switzerland	14.4%
France	10.4%
Germany	8.0%
United States	5.0%
Netherlands	4.3%
Hong Kong	4.0%
Australia	3.5%
Other Countries	14.2%

Currency exposure weightings (y)
Euro	26.0%
British Pound Sterling	18.3%
Japanese Yen	17.9%
Swiss Franc	14.4%
United States Dollar	5.0%
Hong Kong Dollar	4.5%
Australian Dollar	3.5%
Swedish Krona	2.9%
Taiwan Dollar	2.5%
Other Currencies	5.0%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Other.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 12/31/14.

The portfolio is actively managed and current holdings may be different.

2

MFS Research International Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2014, Initial Class shares of the MFS Research International Series (“fund”) provided a total return of –6.87%, while Service Class shares of the fund provided a total return of –7.09%. These compare with a return of –4.48% over the same period for the fund’s benchmark, the MSCI EAFE Index.

Market Environment

Early in the period, US equities suffered what proved to be a temporary setback due to concerns over emerging markets as well as what was perceived at the time to be a pause in US economic growth, partially caused by extreme weather events and a weak December 2013 labor market report. Markets soon recovered as the economic pause concluded and investors appeared to have become increasingly comfortable that newly-installed US Federal Reserve (“Fed”) Chair Janet Yellen would not make any substantial changes to the trajectory of Fed monetary policy.

A generally risk-friendly, carry trade environment persisted from February 2014 until mid-year. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the US, coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets late in the period with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading close to all-time highs and US Treasury yields were close to their lows for the period. However, credit markets did not fare as well in the second half of 2014, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility as oil prices began to decline in an accelerated fashion in the fourth quarter.

Detractors from Performance

Weak stock selection in the capital goods sector detracted from performance relative to the MSCI EAFE Index. Overweight positions in global engineering company JGC Corp. (Japan), automotive manufacturer Honda Motor (Japan) and mining company Iluka Resources (Australia) held back relative results as all three stocks lagged the benchmark during the reporting period. Shares of JGC Corp. came under pressure on what appeared to have been concerns about possible cancellations of LNG plant construction projects, a major source of revenue for the company. Additionally, reductions in capital expenditures in the face of sharply declining oil prices negatively impacted the stock. The fund’s holdings of steel producer Gerdau (b) (Brazil) also dampened relative returns.

Weak stock selection within the consumer staples sector held back relative performance. However, there were no individual securities within this sector that were among the fund’s top relative detractors for the reporting period.

Elsewhere, the fund’s overweight positions in banking and financial services firm Sumitomo Mitsui Financial Group (Japan), financial services company Erste Group Bank (Austria), pharmaceutical and diagnostic company Roche Holding (Switzerland), casino and resort operator Sands China (Hong Kong) and real estate business Mitsubishi Estate Company (h) (Japan) detracted from relative returns. Shares of Roche Holding declined following two disappointing trial results for breast cancer drug Kadcyla and Alzheimer’s drug Gantenerumab. The fund’s holdings of commercial banking firm Sberbank of Russia (b) (Russia) also held back relative performance.

Contributors to Performance

Strong stock selection in the technology sector was a positive factor for relative performance. The fund’s position in semiconductor manufacturer Taiwan Semiconductor Manufacturing (b) (Taiwan) strengthened relative performance as the company’s shares rose on strong orders of Apple’s 20nm application processor and health inventory levels.

Positive stock selection in the telecommunications/cable television sector also aided relative performance. Most notably within this sector, an overweight position in telecommunications company KDDI Corp. (Japan) had a positive impact on relative results, as the company posted strong results that were in part attributable to strong fundamentals and continued robust profit growth. Additionally, it appeared that investors felt that competitive and regulatory concerns had been subsiding.

Elsewhere, the fund’s overweight positions in pharmaceutical companies Novartis (Switzerland) and Santen Pharmaceutical (Japan), hotel and restaurant operator Whitbread (United Kingdom) and financial services firm DBS Group Holdings (Singapore) benefited relative returns. Holdings of banking firms HDFC Bank (b) (India) and Kasikornbank (b) (Thailand), and automotive safety parts manufacturer Autoliv (b) (Sweden), were also top relative contributors. The fund’s avoidance of mining giant BHP Billiton (Australia), which turned in weak performance for the period driven by lower oil and iron-ore prices, also boosted relative performance.

3

MFS Research International Series

Management Review – continued

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposure to holdings of securities denominated in foreign currencies, was another contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

Jose Luis Garcia	Thomas Melendez
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Research International Series

PERFORMANCE SUMMARY THROUGH 12/31/14

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment (t)

Total Returns through 12/31/14

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	Life (t)
Initial Class	4/29/05	(6.87)%	5.01%	5.30%
Service Class	4/29/05	(7.09)%	4.75%	5.04%

Comparative benchmark
MSCI EAFE Index (f)		(4.48)%	5.81%	5.37%

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)

Benchmark Definition

MSCI EAFE (Europe, Australasia, Far East) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Research International Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2014 through December 31, 2014

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/14	Ending Account Value 12/31/14	Expenses Paid During Period (p) 7/01/14-12/31/14
Initial Class	Actual	1.01%	$1,000.00	$904.92	$4.85
	Hypothetical (h)	1.01%	$1,000.00	$1,020.11	$5.14
Service Class	Actual	1.27%	$1,000.00	$903.86	$6.09
	Hypothetical (h)	1.27%	$1,000.00	$1,018.80	$6.46

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Notes to Expense Table

Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios, the actual expenses paid during the period and the hypothetical expenses paid during the period would have been approximately 1.00%, $4.80 and $5.09 for Initial Class and 1.25%, $6.00 and $6.36 for Service Class, respectively. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

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MFS Research International Series

PORTFOLIO OF INVESTMENTS – 12/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.5%
Alcoholic Beverages – 1.3%
Pernod Ricard S.A.	15,969	$1,770,594

Apparel Manufacturers – 1.5%
Global Brands Group Holding Ltd. (a)	1,700,000	$332,291
Li & Fung Ltd.	270,000	252,777
LVMH Moet Hennessy Louis Vuitton S.A.	8,572	1,355,525

		$1,940,593

Automotive – 4.4%
Autoliv, Inc.	13,673	$1,450,979
DENSO Corp.	56,300	2,623,895
Honda Motor Co. Ltd.	64,700	1,881,456

		$5,956,330

Broadcasting – 1.6%
ProSiebenSat.1 Media AG	13,749	$579,466
WPP PLC	72,778	1,509,867

		$2,089,333

Brokerage & Asset Managers – 0.5%
Computershare Ltd.	69,779	$667,348

Business Services – 3.1%
Brenntag AG	8,503	$478,544
Cognizant Technology Solutions Corp., “A” (a)	24,456	1,287,853
Compass Group PLC	60,574	1,032,443
Mitsubishi Corp.	40,700	746,433
Nomura Research, Inc.	21,600	663,248

		$4,208,521

Computer Software – 0.5%
Dassault Systems S.A.	11,606	$706,323

Conglomerates – 0.8%
Hutchison Whampoa Ltd.	98,000	$1,121,963

Consumer Products – 2.2%
L’Oreal S.A.	8,468	$1,421,668
Reckitt Benckiser Group PLC	18,109	1,460,878

		$2,882,546

Electrical Equipment – 3.8%
Legrand S.A.	8,173	$427,847
Schneider Electric S.A.	33,787	2,455,026
Siemens AG	19,331	2,192,951

		$5,075,824

Electronics – 3.1%
Infineon Technologies AG	79,223	$849,353
MediaTek, Inc.	117,000	1,703,277
Taiwan Semiconductor Manufacturing Co. Ltd.	364,174	1,607,002

		$4,159,632

Energy – Independent – 1.6%
Cairn Energy PLC (a)	66,250	$181,860

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Energy – Independent – continued
Cenovus Energy, Inc.	15,687	$323,651
Galp Energia SGPS S.A., “B”	32,191	325,674
INPEX Corp.	51,300	569,191
Oil Search Ltd.	49,544	320,095
Reliance Industries Ltd.	32,701	460,003

		$2,180,474

Energy – Integrated – 3.8%
BG Group PLC	74,397	$990,279
Royal Dutch Shell PLC, “A”	121,845	4,038,735

		$5,029,014

Engineering – Construction – 0.6%
JGC Corp.	39,000	$803,754

Food & Beverages – 4.7%
Danone S.A.	32,616	$2,145,692
M. Dias Branco S.A. Industria e Comercio de Alimentos	17,371	594,673
Nestle S.A.	48,751	3,573,523

		$6,313,888

Food & Drug Stores – 0.5%
Sundrug Co. Ltd.	17,100	$692,120

Gaming & Lodging – 0.5%
Sands China Ltd.	138,000	$671,205

General Merchandise – 0.3%
Lojas Renner S.A.	14,520	$414,150

Health Maintenance Organizations – 0.2%
OdontoPrev S.A.	83,859	$311,056

Insurance – 6.4%
AIA Group Ltd.	412,200	$2,269,763
Hiscox Ltd.	53,987	606,259
ING Groep N.V. (a)	151,649	1,963,492
Prudential PLC	52,539	1,209,036
Sony Financial Holdings, Inc.	31,400	463,024
Zurich Insurance Group AG	6,575	2,058,914

		$8,570,488

Machinery & Tools – 3.4%
Atlas Copco AB, “A”	77,201	$2,149,054
Joy Global, Inc.	19,193	892,858
Schindler Holding AG	10,307	1,487,227

		$4,529,139

Major Banks – 10.0%
BNP Paribas	31,300	$1,839,322
BOC Hong Kong Holdings Ltd.	118,500	394,535
HSBC Holdings PLC	320,859	3,032,272
Mitsubishi UFJ Financial Group, Inc.	308,600	1,691,481
Royal Bank of Scotland Group PLC (a)	267,094	1,621,400
Standard Chartered PLC	72,488	1,087,996

7

MFS Research International Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Major Banks – continued
Sumitomo Mitsui Financial Group, Inc.	39,200	$1,416,394
Westpac Banking Corp.	87,607	2,355,202

		$13,438,602

Medical Equipment – 0.8%
Sonova Holding AG	2,528	$370,587
Terumo Corp.	33,200	756,120

		$1,126,707

Metals & Mining – 2.7%
Gerdau S.A., ADR	91,874	$326,153
Iluka Resources Ltd.	126,635	608,756
Rio Tinto Ltd.	57,759	2,661,105

		$3,596,014

Natural Gas – Distribution – 2.8%
Centrica PLC	159,610	$686,955
China Resources Gas Group Ltd.	238,000	615,649
GDF SUEZ	56,911	1,329,174
Tokyo Gas Co. Ltd.	199,000	1,073,836

		$3,705,614

Natural Gas – Pipeline – 0.5%
APA Group	117,500	$714,656

Network & Telecom – 1.1%
Ericsson, Inc., “B”	116,174	$1,406,061

Oil Services – 0.3%
Technip	6,786	$405,766

Other Banks & Diversified Financials – 7.5%
Aeon Credit Service Co. Ltd.	28,500	$557,150
DBS Group Holdings Ltd.	97,000	1,497,916
Erste Group Bank AG	32,217	738,620
HDFC Bank Ltd., ADR	10,332	524,349
Julius Baer Group Ltd.	23,221	1,059,691
Kasikornbank PLC, NVDR	74,700	515,820
KBC Group N.V. (a)	29,059	1,612,790
Sberbank of Russia, ADR	55,023	221,098
UBS AG (a)	134,594	2,313,631
UniCredit S.p.A.	149,411	952,272

		$9,993,337

Pharmaceuticals – 10.0%
Bayer AG	21,198	$2,898,523
Indivior PLC (a)	16,011	37,282
Novartis AG	44,451	4,088,047
Roche Holding AG	16,120	4,369,172
Santen Pharmaceutical Co. Ltd.	36,700	1,964,033

		$13,357,057

Printing & Publishing – 0.9%
Reed Elsevier N.V.	48,353	$1,155,576

Real Estate – 0.9%
Deutsche Wohnen AG	27,079	$643,403
Intu Properties PLC, REIT	112,678	582,681

		$1,226,084

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Restaurants – 2.2%
Whitbread PLC	23,693	$1,748,472
YUM! Brands, Inc.	15,570	1,134,275

		$2,882,747

Specialty Chemicals – 5.0%
Akzo Nobel N.V.	30,128	$2,089,216
JSR Corp.	95,600	1,641,626
Linde AG	11,538	2,152,872
Symrise AG	14,172	859,671

		$6,743,385

Specialty Stores – 0.8%
Esprit Holdings Ltd.	296,600	$354,942
Hennes & Mauritz AB, “B”	7,098	294,438
Ryohin Keikaku Co. Ltd.	3,400	420,116

		$1,069,496

Telecommunications – Wireless – 3.4%
KDDI Corp.	41,200	$2,577,898
Mobile TeleSystems OJSC (a)	56,977	158,551
Philippine Long Distance Telephone Co.	5,845	379,714
Vodafone Group PLC	423,181	1,450,014

		$4,566,177

Telephone Services – 1.8%
BT Group PLC	99,473	$617,485
Hellenic Telecommunications Organization S.A. (a)	36,801	405,233
Royal KPN N.V.	184,341	581,187
Telecom Italia S.p.A. – Savings Shares	594,152	496,613
Telefonica Brasil S.A., ADR	15,975	282,438

		$2,382,956

Tobacco – 1.0%
Japan Tobacco, Inc.	50,000	$1,372,904

Trucking – 1.5%
Yamato Holdings Co. Ltd.	100,900	$1,986,763

Utilities – Electric Power – 0.5%
Canadian Utilities Ltd.	20,176	$710,449

Total Common Stocks (Identified Cost, $133,784,143)		$131,934,646

MONEY MARKET FUNDS – 1.4%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	1,812,729	$1,812,729

Total Investments (Identified Cost, $135,596,872)		$133,747,375

OTHER ASSETS, LESS LIABILITIES – 0.1%		161,251

NET ASSETS – 100.0%		$133,908,626

8

MFS Research International Series

Portfolio of Investments – continued

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

NVDR	Non-Voting Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

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MFS Research International Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/14
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $133,784,143)	$131,934,646
Underlying affiliated funds, at cost and value	1,812,729
Total investments, at value (identified cost, $135,596,872)	$133,747,375
Cash	4,037
Receivables for
Investments sold	6
Fund shares sold	61,052
Interest and dividends	252,005
Other assets	1,360
Total assets		$134,065,835
Liabilities
Payable to custodian	$13,166
Payables for
Investments purchased	3,912
Fund shares reacquired	42,856
Payable to affiliates
Investment adviser	6,640
Shareholder servicing costs	138
Distribution and/or service fees	478
Payable for independent Trustees’ compensation	2
Deferred country tax expense payable	7,818
Accrued expenses and other liabilities	82,199
Total liabilities		$157,209
Net assets		$133,908,626
Net assets consist of
Paid-in capital	$145,124,254
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $7,818 deferred country tax)	(1,871,321)
Accumulated net realized gain (loss) on investments and foreign currency	(12,445,364)
Undistributed net investment income	3,101,057
Net assets		$133,908,626
Shares of beneficial interest outstanding		10,139,129

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$99,346,084	7,508,316	$13.23
Service Class	34,562,542	2,630,813	13.14

See Notes to Financial Statements

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MFS Research International Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/14
Net investment income
Income
Dividends	$5,110,275
Interest	49,529
Dividends from underlying affiliated funds	1,131
Foreign taxes withheld	(336,954)
Total investment income		$4,823,981
Expenses
Management fee	$1,270,288
Distribution and/or service fees	101,553
Shareholder servicing costs	17,784
Administrative services fee	29,690
Independent Trustees’ compensation	4,506
Custodian fee	103,216
Shareholder communications	25,390
Audit and tax fees	60,470
Legal fees	1,208
Miscellaneous	11,253
Total expenses		$1,625,358
Fees paid indirectly	(6)
Reduction of expenses by investment adviser	(38,028)
Net expenses		$1,587,324
Net investment income		$3,236,657
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $3,000 country tax)	$4,218,984
Foreign currency	(34,027)
Net realized gain (loss) on investments and foreign currency		$4,184,957
Change in unrealized appreciation (depreciation)
Investments (net of $7,818 increase in deferred country tax)	$(17,521,654)
Translation of assets and liabilities in foreign currencies	(20,458)
Net unrealized gain (loss) on investments and foreign currency translation		$(17,542,112)
Net realized and unrealized gain (loss) on investments and foreign currency		$(13,357,155)
Change in net assets from operations		$(10,120,498)

See Notes to Financial Statements

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MFS Research International Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2014	2013
Change in net assets
From operations
Net investment income	$3,236,657	$2,148,961
Net realized gain (loss) on investments and foreign currency	4,184,957	9,816,677
Net unrealized gain (loss) on investments and foreign currency translation	(17,542,112)	12,235,671
Change in net assets from operations	$(10,120,498)	$24,201,309
Distributions declared to shareholders
From net investment income	$(2,186,535)	$(2,603,020)
Change in net assets from fund share transactions	$5,616,908	$(20,016,821)
Total change in net assets	$(6,690,125)	$1,581,468
Net assets
At beginning of period	140,598,751	139,017,283
At end of period (including undistributed net investment income of $3,101,057 and $2,182,248, respectively)	$133,908,626	$140,598,751

See Notes to Financial Statements

12

MFS Research International Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$14.43	$12.37	$10.86	$12.44	$11.40
Income (loss) from investment operations
Net investment income (d)	$0.33	$0.22	$0.24	$0.25	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	(1.30)	2.10	1.55	(1.59)	1.03
Total from investment operations	$(0.97)	$2.32	$1.79	$(1.34)	$1.21
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.26)	$(0.28)	$(0.24)	$(0.17)
Net asset value, end of period (x)	$13.23	$14.43	$12.37	$10.86	$12.44
Total return (%) (k)(r)(s)(x)	(6.87)	18.95	16.70	(10.88)	10.81
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08	1.10	1.10	1.14	1.15
Expenses after expense reductions (f)	1.05	1.09	1.10	1.10	1.10
Net investment income	2.31	1.61	2.08	2.04	1.60
Portfolio turnover	30	35	37	47	61
Net assets at end of period (000 omitted)	$99,346	$96,396	$101,016	$95,151	$145,085

Service Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$14.33	$12.29	$10.79	$12.35	$11.33
Income (loss) from investment operations
Net investment income (d)	$0.32	$0.18	$0.20	$0.21	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	(1.32)	2.09	1.55	(1.56)	1.03
Total from investment operations	$(1.00)	$2.27	$1.75	$(1.35)	$1.17
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.23)	$(0.25)	$(0.21)	$(0.15)
Net asset value, end of period (x)	$13.14	$14.33	$12.29	$10.79	$12.35
Total return (%) (k)(r)(s)(x)	(7.09)	18.66	16.41	(11.06)	10.48
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.33	1.35	1.35	1.39	1.40
Expenses after expense reductions (f)	1.31	1.34	1.35	1.35	1.35
Net investment income	2.26	1.34	1.78	1.72	1.27
Portfolio turnover	30	35	37	47	61
Net assets at end of period (000 omitted)	$34,563	$44,203	$38,001	$28,947	$42,482

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

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MFS Research International Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Research International Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be

14

MFS Research International Series

Notes to Financial Statements – continued

valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United Kingdom	$1,731,538	$22,823,482	$—	$24,555,020
Japan	—	23,901,437	—	23,901,437
Switzerland	2,313,631	17,007,161	—	19,320,792
France	405,766	13,451,172	—	13,856,938
Germany	9,162,027	1,492,757	—	10,654,784
Netherlands	—	5,789,471	—	5,789,471
Hong Kong	607,719	4,789,757	—	5,397,476
United States	4,765,965	—	—	4,765,965
Australia	714,656	3,951,402	—	4,666,058
Other Countries	5,263,777	13,762,928	—	19,026,705
Mutual Funds	1,812,729	—	—	1,812,729
Total Investments	$26,777,808	$106,969,567	$—	$133,747,375

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $89,323,513 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $252,777 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is

15

MFS Research International Series

Notes to Financial Statements – continued

responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2014, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/14	12/31/13
Ordinary income (including any short-term capital gains)	$2,186,535	$2,603,020

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/14
Cost of investments	$136,192,805
Gross appreciation	13,778,273
Gross depreciation	(16,223,703)
Net unrealized appreciation (depreciation)	$(2,445,430)
Undistributed ordinary income	3,111,553
Capital loss carryforwards	(11,849,431)
Other temporary differences	(32,320)

16

MFS Research International Series

Notes to Financial Statements – continued

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

12/31/16	$(6,660,097)
12/31/17	(3,004,405)
12/31/18	(2,184,929)
Total	$(11,849,431)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/14	Year ended 12/31/13
Initial Class	$1,670,793	$1,908,607
Service Class	515,742	694,413
Total	$2,186,535	$2,603,020

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.90% of the fund’s average daily net assets. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2014, this management fee reduction amounted to $6,507, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.10% of average daily net assets for the Initial Class shares and 1.35% of average daily net assets for the Service Class shares. This written agreement expired on July 31, 2014. For the period January 1, 2014 through July 31, 2014, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement. Effective August 1, 2014, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.00% of average daily net assets for the Initial Class shares and 1.25% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2016. For the period August 1, 2014 through December 31, 2014, this reduction amounted to $31,275, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

17

MFS Research International Series

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2014, the fee was $16,848, which equated to 0.0119% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2014, these costs amounted to $936.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.0210% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into services agreements (the Compliance Officer Agreements) which provided for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the Compliance Officer Agreement between the funds and Griffin Compliance LLC was terminated. For the year ended December 31, 2014, the aggregate fees paid by the fund under these agreements were $585 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreements in the amount of $246, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO, Assistant ICCO, and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2014, purchases and sales of investments, other than short-term obligations, aggregated $46,397,283 and $41,843,948, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,613,292	$23,197,348	964,575	$12,833,840
Service Class	455,802	6,405,913	788,219	10,439,021
	2,069,094	$29,603,261	1,752,794	$23,272,861
Shares issued to shareholders in reinvestment of distributions
Initial Class	115,706	$1,670,793	143,504	$1,908,607
Service Class	35,940	515,742	52,527	694,413
	151,646	$2,186,535	196,031	$2,603,020
Shares reacquired
Initial Class	(900,819)	$(12,753,143)	(2,593,234)	$(34,645,046)
Service Class	(945,962)	(13,419,745)	(847,556)	(11,247,656)
	(1,846,781)	$(26,172,888)	(3,440,790)	$(45,892,702)

18

MFS Research International Series

Notes to Financial Statements – continued

	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Net change
Initial Class	828,179	$12,114,998	(1,485,155)	$(19,902,599)
Service Class	(454,220)	(6,498,090)	(6,810)	(114,222)
	373,959	$5,616,908	(1,491,965)	$(20,016,821)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2014, the fund’s commitment fee and interest expense were $513 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	1,340,796	28,602,542	(28,130,609)	1,812,729

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$1,131	$1,812,729

(8)	Subsequent Event

On December 2, 2014, the Board of Trustees of the fund approved a proposed Agreement and Plan of Reorganization, whereby MFS Research International Series, a series of MFS Variable Insurance Trust, would be reorganized into MFS Research International Portfolio, a portfolio of MFS Variable Insurance Trust II. The Agreement and Plan of Reorganization is subject to the approval of the shareholders of the MFS Research International Series. The proposed Agreement and Plan of Reorganization provides for the transfer of the assets of the MFS Research International Series to the MFS Research International Portfolio and the assumption by the MFS Research International Portfolio of the liabilities of the MFS Research International Series in exchange solely for shares of beneficial interest in the MFS Research International Portfolio. Immediately following the transfer, the MFS Research International Portfolio shares received by the MFS Research International Series will be distributed to shareholders, pro rata, and the MFS Research International Series will be liquidated and terminated. If approved by shareholders, it is expected that the reorganization will occur on or around March 27, 2015.

19

MFS Research International Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Research International Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research International Series (one of the series of MFS Variable Insurance Trust) (the “Fund”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research International Series as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2015

20

MFS Research International Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

21

MFS Research International Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A

Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2015, the Trustees served as board members of 135 funds within the MFS Family of Funds.

22

MFS Research International Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Jose Luis Garcia Thomas Melendez

23

MFS Research International Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 5th quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, including more recent performance information, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

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MFS Research International Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, and that MFS has agreed to further reduce such expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints. Taking into account the expense limitation noted above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the group fee waiver was sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

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MFS Research International Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

Income derived from foreign sources was $3,777,621. The fund intends to pass through foreign tax credits of $256,034 for the fiscal year.

26

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

ANNUAL REPORT

December 31, 2014

MFS® RESEARCH SERIES

MFS® Variable Insurance Trust

VFR-ANN

MFS® RESEARCH SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Research Series

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

As 2015 begins, sharply lower oil prices are reshaping the global economy, adding to deflationary pressures in the eurozone and exacerbating challenges faced by oil exporters such as Russia. The U.S. economy stands on firmer ground, having expanded steadily over the past year. The U.S. labor market has regained momentum, consumer confidence is buoyant and gasoline prices have tumbled, boosting prospects for a stronger economic rebound in 2015.

Other regions are struggling. The eurozone economy is barely expanding, and the European Central Bank (ECB) has introduced large-scale asset purchases.

Despite Japan’s efforts to strengthen its economy, its sales tax increase last spring tipped the country into a recession, leading to additional monetary stimulus from the Bank of Japan. China’s economy is slowing as it transitions to a more sustainable basis, and its growth rate will likely continue to decline.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 13, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

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MFS Research Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Apple, Inc.	3.1%
Exxon Mobil Corp.	2.5%
Danaher Corp.	2.1%
Visa, Inc., “A”	2.1%
JPMorgan Chase & Co.	1.8%
Wells Fargo & Co.	1.7%
Google, Inc., “A”	1.7%
Union Pacific Corp.	1.4%
EMC Corp.	1.4%
Bank of America Corp.	1.4%

Global equity sectors
Technology	18.2%
Financial Services	17.3%
Capital Goods	14.6%
Health Care	14.3%
Consumer Cyclicals	12.8%
Energy	11.1%
Consumer Staples	7.4%
Telecommunications/Cable Television	3.9%

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 12/31/14.

The portfolio is actively managed and current holdings may be different.

2

MFS Research Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2014, Initial Class shares of the MFS Research Series (“fund”) provided a total return of 10.20%, while Service Class shares of the fund provided a total return of 9.94%. These compare with a return of 13.69% over the same period for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index).

Market Environment

Early in the period, US equities suffered what proved to be a temporary setback due to concerns over emerging markets as well as what was perceived at the time to be a pause in US economic growth, partially caused by extreme weather events and a weak December 2013 labor market report. Markets soon recovered as the economic pause concluded and investors appeared to have become increasingly comfortable that newly-installed US Federal Reserve (“Fed”) Chair Janet Yellen would not make any substantial changes to the trajectory of Fed monetary policy.

A generally risk-friendly, carry trade environment persisted from February 2014 until mid-year. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the US, coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets late in the period with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading close to all-time highs and US Treasury yields were close to their lows for the period. However, credit markets did not fare as well in the second half of 2014, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility as oil prices began to decline in an accelerated fashion in the fourth quarter.

Detractors from Performance

Stock selection in the energy sector was a primary factor that detracted from performance relative to the S&P 500 Index. Within this sector, the fund’s overweight positions in weak-performing energy companies Whiting Petroleum (b)(h), Cabot Oil & Gas, Noble Energy, and Halliburton hurt relative returns as oil sensitive companies suffered during the period due to a significant drop in the price of oil.

Stock selection in the financial services sector also negatively impacted relative results. However, there were no individual stocks within this sector that were among the fund’s largest relative detractors during the period.

Stock selection in the technology and consumer cyclicals sectors also dampened relative returns. Within the technology sector, the fund’s timing in the ownership of computer electronic components manufacturer Intel (h) and not holding computer and software provider Microsoft weighed on relative results as these stocks outperformed during the period. The fund’s overweight position in poor-performing internet search giant Google also hurt relative performance. The company missed analysts’ estimates for both revenue and income for the last four quarters. Also, the company continued to face headwinds from a maturing internet search market, challenges with monetizing mobile search, and regulatory anti-trust rulings in the EU. In the consumer cyclicals sector, the fund’s holdings of for-profit education company ITT Educational Services (b)(h) detracted from relative results as the stock price declined after the company announced the resignation of its CEO amid regulatory and financial challenges.

Stocks in other sectors that detracted from relative performance included the fund’s overweight positions in weak-performing aerospace and defense parts maker Precision Castparts and mining equipment manufacturer Joy Global.

Contributors to Performance

Factors that benefited relative performance included the fund’s avoidance of diversified electric company General Electric, energy company Chevron, and diversified technology products and services company International Business Machines (IBM), as all three stocks performed poorly during the period. Additionally, the fund’s overweight positions in computer products and services provider Hewlett-Packard, medical equipment manufacturer Covidien, railroad company Union Pacific, integrated specialty pharmaceutical company Actavis and women’s apparel holding company L Brands (h) boosted relative performance, as all five stocks delivered strong performance. Hewlett-Packard benefited from its enterprise services segment gaining share throughout the period and stabilization in computer sales growth allowing the firm to generate solid cash flow during the year. Shares of Covidien skyrocketed during the

3

MFS Research Series

Management Review – continued

middle of the period as the company announced that Medtronic had entered into an agreement to acquire the company at a significant premium. The fund’s holdings of strong-performing semi-conductor firm NXP Semiconductors (b) and apparel retailer Burlington Stores (b) also aided relative results.

Respectfully,

Joseph MacDougall

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the fund at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Research Series

PERFORMANCE SUMMARY THROUGH 12/31/14

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/14

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	7/26/95	10.20%	14.55%	8.30%
Service Class	5/01/00	9.94%	14.27%	8.03%

Comparative benchmark
Standard & Poor’s 500 Stock Index (f)		13.69%	15.45%	7.67%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Research Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2014 through December 31, 2014

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/14	Ending Account Value 12/31/14	Expenses Paid During Period (p) 7/01/14-12/31/14
Initial Class	Actual	0.80%	$1,000.00	$1,047.70	$4.13
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
Service Class	Actual	1.04%	$1,000.00	$1,046.46	$5.36
	Hypothetical (h)	1.04%	$1,000.00	$1,019.96	$5.30

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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MFS Research Series

PORTFOLIO OF INVESTMENTS – 12/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.6%
Aerospace – 3.1%
Honeywell International, Inc.	75,828	$7,576,734
Precision Castparts Corp.	23,496	5,659,716
United Technologies Corp.	83,702	9,625,728

		$22,862,178

Alcoholic Beverages – 0.8%
Constellation Brands, Inc., “A” (a)	38,721	$3,801,241
Molson Coors Brewing Co.	28,243	2,104,668

		$5,905,909

Apparel Manufacturers – 1.1%
Global Brands Group Holding Ltd. (a)	5,084,000	$993,745
Li & Fung Ltd.	266,000	249,033
NIKE, Inc., “B”	20,662	1,986,651
PVH Corp.	37,082	4,752,800

		$7,982,229

Automotive – 1.1%
Delphi Automotive PLC	80,871	$5,880,939
Harley-Davidson, Inc.	27,598	1,818,984

		$7,699,923

Biotechnology – 1.8%
Alexion Pharmaceuticals, Inc. (a)	33,250	$6,152,248
Biogen Idec, Inc. (a)	21,109	7,165,450

		$13,317,698

Broadcasting – 2.6%
Time Warner, Inc.	80,959	$6,915,518
Twenty-First Century Fox, Inc.	230,983	8,870,902
Walt Disney Co.	29,796	2,806,485

		$18,592,905

Brokerage & Asset Managers – 3.1%
BlackRock, Inc.	16,571	$5,925,127
Evercore Partners, Inc.	66,601	3,487,894
Franklin Resources, Inc.	112,782	6,244,739
Intercontinental Exchange, Inc.	15,180	3,328,822
NASDAQ OMX Group, Inc.	68,407	3,280,800

		$22,267,382

Business Services – 2.3%
Accenture PLC, “A”	56,944	$5,085,669
Equifax, Inc.	14,990	1,212,241
Fidelity National Information Services, Inc.	66,352	4,127,094
FleetCor Technologies, Inc. (a)	23,887	3,552,236
Gartner, Inc. (a)	20,011	1,685,126
Global Payments, Inc.	17,310	1,397,436

		$17,059,802

Cable TV – 2.0%
Charter Communications, Inc., “A” (a)	29,858	$4,974,940
Comcast Corp., “Special A”	106,044	6,104,423
Time Warner Cable, Inc.	22,290	3,389,417

		$14,468,780

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Chemicals – 1.0%
E.I. du Pont de Nemours & Co.	79,097	$5,848,432
LyondellBasell Industries N.V., “A”	14,088	1,118,446

		$6,966,878

Computer Software – 3.4%
Adobe Systems, Inc. (a)	50,422	$3,665,679
Citrix Systems, Inc. (a)	61,617	3,931,165
Oracle Corp.	188,350	8,470,100
Qlik Technologies, Inc. (a)	81,285	2,510,894
Salesforce.com, Inc. (a)	102,713	6,091,908

		$24,669,746

Computer Software – Systems – 5.9%
Apple, Inc. (s)	204,840	$22,610,239
EMC Corp.	338,451	10,065,533
Hewlett-Packard Co.	220,266	8,839,275
NCR Corp. (a)	46,784	1,363,286

		$42,878,333

Construction – 0.8%
Sherwin-Williams Co.	22,409	$5,894,463

Consumer Products – 2.8%
Colgate-Palmolive Co.	84,036	$5,814,451
Estee Lauder Cos., Inc., “A”	45,653	3,478,759
Newell Rubbermaid, Inc.	130,656	4,976,687
Procter & Gamble Co.	69,993	6,375,662

		$20,645,559

Consumer Services – 0.6%
Priceline Group, Inc. (a)	3,990	$4,549,438

Containers – 0.7%
Crown Holdings, Inc. (a)	93,375	$4,752,788

Electrical Equipment – 2.8%
Danaher Corp.	179,592	$15,392,830
W.W. Grainger, Inc.	20,322	5,179,875

		$20,572,705

Electronics – 1.7%
Altera Corp.	115,093	$4,251,535
Mellanox Technologies Ltd. (a)	50,242	2,146,841
Microchip Technology, Inc.	72,759	3,282,158
NXP Semiconductors N.V. (a)	36,788	2,810,603

		$12,491,137

Energy – Independent – 4.1%
Anadarko Petroleum Corp.	68,685	$5,666,513
Cabot Oil & Gas Corp.	117,127	3,468,130
EOG Resources, Inc.	47,285	4,353,530
EQT Corp.	31,878	2,413,165
Marathon Petroleum Corp.	41,673	3,761,405
Memorial Resource Development Corp. (a)	199,538	3,597,670
Noble Energy, Inc.	67,483	3,200,719

7

MFS Research Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Energy – Independent – continued
Pioneer Natural Resources Co.	23,758	$3,536,378

		$29,997,510

Energy – Integrated – 2.5%
Exxon Mobil Corp. (s)	198,075	$18,312,034

Engineering – Construction – 0.1%
Fluor Corp.	12,103	$733,805

Food & Beverages – 2.7%
Coca-Cola Co.	218,344	$9,218,484
General Mills, Inc.	76,585	4,084,278
Mondelez International, Inc.	172,612	6,270,131

		$19,572,893

Food & Drug Stores – 0.9%
CVS Health Corp.	65,378	$6,296,555

Gaming & Lodging – 0.4%
Wynn Resorts Ltd.	19,748	$2,937,712

General Merchandise – 1.4%
Kohl’s Corp.	73,920	$4,512,077
Target Corp.	78,942	5,992,487

		$10,504,564

Health Maintenance Organizations – 1.1%
UnitedHealth Group, Inc.	78,211	$7,906,350

Insurance – 2.5%
ACE Ltd.	37,213	$4,275,029
American International Group, Inc.	105,283	5,896,901
MetLife, Inc.	144,911	7,838,236

		$18,010,166

Internet – 4.9%
eBay, Inc. (a)	42,116	$2,363,550
Facebook, Inc., “A “ (a)	102,945	8,031,769
Google, Inc., “A” (a)	23,290	12,359,071
Google, Inc., “C” (a)	13,599	7,158,514
LinkedIn Corp., “A” (a)	17,144	3,938,148
Yelp, Inc. (a)	31,192	1,707,138

		$35,558,190

Machinery & Tools – 2.4%
Eaton Corp. PLC	65,557	$4,455,254
Joy Global, Inc.	75,946	3,533,008
Roper Industries, Inc.	61,570	9,626,470

		$17,614,732

Major Banks – 7.0%
Bank of America Corp.	562,239	$10,058,456
Goldman Sachs Group, Inc.	26,589	5,153,746
JPMorgan Chase & Co. (s)	213,549	13,363,896
Morgan Stanley	122,572	4,755,794
State Street Corp.	63,363	4,973,996
Wells Fargo & Co.	229,805	12,597,910

		$50,903,798

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Medical & Health Technology & Services – 1.3%
Express Scripts Holding Co. (a)	56,938	$4,820,940
McKesson Corp.	21,953	4,557,004

		$9,377,944

Medical Equipment – 3.7%
Abbott Laboratories	182,802	$8,229,746
Covidien PLC	16,579	1,695,700
DENTSPLY International, Inc.	53,252	2,836,734
Stryker Corp.	73,809	6,962,403
Thermo Fisher Scientific, Inc.	58,543	7,334,852

		$27,059,435

Natural Gas – Distribution – 0.5%
Sempra Energy	33,166	$3,693,366

Natural Gas – Pipeline – 0.5%
Williams Cos., Inc.	80,706	$3,626,928

Oil Services – 0.9%
Halliburton Co.	54,335	$2,136,996
Schlumberger Ltd.	52,998	4,526,559

		$6,663,555

Other Banks & Diversified Financials – 4.8%
American Express Co.	90,316	$8,403,001
BB&T Corp.	103,718	4,033,593
Discover Financial Services	66,120	4,330,199
PrivateBancorp, Inc.	88,888	2,968,859
Visa, Inc., “A”	58,160	15,249,552

		$34,985,204

Pharmaceuticals – 6.4%
AbbVie, Inc.	118,741	$7,770,411
Actavis PLC (a)	30,608	7,878,805
Bristol-Myers Squibb Co.	133,172	7,861,143
Eli Lilly & Co.	63,682	4,393,421
Endo International PLC (a)	54,241	3,911,861
Merck & Co., Inc.	164,368	9,334,459
Valeant Pharmaceuticals International, Inc. (a)	39,282	5,621,647

		$46,771,747

Railroad & Shipping – 1.7%
Canadian Pacific Railway Ltd.	12,310	$2,372,014
Union Pacific Corp.	85,111	10,139,273

		$12,511,287

Restaurants – 1.4%
McDonald’s Corp.	39,078	$3,661,609
YUM! Brands, Inc.	92,027	6,704,167

		$10,365,776

Specialty Chemicals – 1.0%
Albemarle Corp.	55,961	$3,364,935
W.R. Grace & Co. (a)	38,303	3,653,723

		$7,018,658

8

MFS Research Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Specialty Stores – 4.4%
Amazon.com, Inc. (a)	11,834	$3,672,682
AutoZone, Inc. (a)	7,645	4,733,096
Bed Bath & Beyond, Inc. (a)	51,762	3,942,712
Burlington Stores, Inc. (a)	77,418	3,658,775
L Brands, Inc.	51,904	4,492,291
Ross Stores, Inc.	42,868	4,040,738
Sally Beauty Holdings, Inc. (a)	94,188	2,895,339
Urban Outfitters, Inc. (a)	119,821	4,209,312

		$31,644,945

Telecommunications – Wireless – 1.0%
American Tower Corp., REIT	53,812	$5,319,316
SBA Communications Corp. (a)	15,534	1,720,546

		$7,039,862

Telephone Services – 0.9%
Verizon Communications, Inc.	146,126	$6,835,774

Tobacco – 1.0%
Philip Morris International, Inc.	92,924	$7,568,660

Utilities – Electric Power – 2.5%
American Electric Power Co., Inc.	66,559	$4,041,462
CMS Energy Corp.	155,227	5,394,138
Northeast Utilities	93,354	4,996,306
NRG Energy, Inc.	141,867	3,823,316

		$18,255,222

Total Common Stocks (Identified Cost, $538,808,966)		$725,344,525

Issuer	Shares/Par	Value ($)

MONEY MARKET FUNDS – 0.4%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	2,802,369	$2,802,369

Total Investments (Identified Cost, $541,611,335)		$728,146,894

OTHER ASSETS, LESS LIABILITIES – 0.0%		166,358

NET ASSETS – 100.0%		$728,313,252

(a)	Non-income producing security.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short. At December 31, 2014, the fund had no short sales outstanding.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

At December 31, 2014, the fund had cash collateral of $15,690 and other liquid securities with an aggregate value of $589,901 to cover any commitments for securities sold short. Cash collateral is comprised of “Deposits with brokers” in the Statement of Assets and Liabilities. At December 31, 2014, the fund had no short sales outstanding.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

9

MFS Research Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/14
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $538,808,966)	$725,344,525
Underlying affiliated funds, at cost and value	2,802,369
Total investments, at value (identified cost, $541,611,335)	$728,146,894
Deposits with brokers	15,690
Receivables for
Investments sold	1,858,133
Fund shares sold	727,490
Dividends	680,658
Other assets	4,830
Total assets		$731,433,695
Liabilities
Payables for
Investments purchased	$1,950,808
Fund shares reacquired	1,030,814
Payable to affiliates
Investment adviser	26,372
Shareholder servicing costs	391
Distribution and/or service fees	3,601
Payable for independent Trustees’ compensation	1
Accrued expenses and other liabilities	108,456
Total liabilities		$3,120,443
Net assets		$728,313,252
Net assets consist of
Paid-in capital	$486,876,625
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	186,535,560
Accumulated net realized gain (loss) on investments and foreign currency	50,589,045
Undistributed net investment income	4,312,022
Net assets		$728,313,252
Shares of beneficial interest outstanding		25,104,819

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$468,285,533	16,087,621	$29.11
Service Class	260,027,719	9,017,198	28.84

See Notes to Financial Statements

10

MFS Research Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/14
Net investment income
Income
Dividends	$10,943,015
Interest	1,793
Dividends from underlying affiliated funds	3,842
Foreign taxes withheld	(1,828)
Total investment income		$10,946,822
Expenses
Management fee	$5,607,391
Distribution and/or service fees	667,300
Shareholder servicing costs	58,575
Administrative services fee	110,775
Independent Trustees’ compensation	15,912
Custodian fee	81,012
Shareholder communications	42,208
Audit and tax fees	54,996
Legal fees	6,528
Miscellaneous	25,671
Total expenses		$6,670,368
Fees paid indirectly	(6)
Reduction of expenses by investment adviser	(35,637)
Net expenses		$6,634,725
Net investment income		$4,312,097
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$51,675,090
Foreign currency	(75)
Net realized gain (loss) on investments and foreign currency		$51,675,015
Change in unrealized appreciation (depreciation)
Investments	$15,785,871
Translation of assets and liabilities in foreign currencies	1
Net unrealized gain (loss) on investments and foreign currency translation		$15,785,872
Net realized and unrealized gain (loss) on investments and foreign currency		$67,460,887
Change in net assets from operations		$71,772,984

See Notes to Financial Statements

11

MFS Research Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2014	2013
Change in net assets
From operations
Net investment income	$4,312,097	$5,404,151
Net realized gain (loss) on investments and foreign currency	51,675,015	72,739,040
Net unrealized gain (loss) on investments and foreign currency translation	15,785,872	132,956,308
Change in net assets from operations	$71,772,984	$211,099,499
Distributions declared to shareholders
From net investment income	$(5,407,049)	$(2,329,011)
From net realized gain on investments	(55,311,546)	(1,807,468)
Total distributions declared to shareholders	$(60,718,595)	$(4,136,479)
Change in net assets from fund share transactions	$(58,652,020)	$(157,925,678)
Total change in net assets	$(47,597,631)	$49,037,342
Net assets
At beginning of period	775,910,883	726,873,541
At end of period (including undistributed net investment income of $4,312,022 and $5,407,761, respectively)	$728,313,252	$775,910,883

See Notes to Financial Statements

12

MFS Research Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$28.74	$21.84	$18.78	$19.04	$16.57
Income (loss) from investment operations
Net investment income (d)	$0.19	$0.20	$0.22	$0.15	$0.15
Net realized and unrealized gain (loss) on investments and foreign currency	2.68	6.84	3.01	(0.24)	2.47
Total from investment operations	$2.87	$7.04	$3.23	$(0.09)	$2.62
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.08)	$(0.17)	$(0.17)	$(0.15)
From net realized gain on investments	(2.25)	(0.06)	—	—	—
Total distributions declared to shareholders	$(2.50)	$(0.14)	$(0.17)	$(0.17)	$(0.15)
Net asset value, end of period (x)	$29.11	$28.74	$21.84	$18.78	$19.04
Total return (%) (k)(r)(s)(x)	10.20	32.35	17.22	(0.45)	15.90
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.80	0.81	0.88	0.88	0.89
Expenses after expense reductions (f)	0.80	0.81	0.88	0.88	0.89
Net investment income	0.67	0.80	1.06	0.79	0.86
Portfolio turnover	34	43	83	70	71
Net assets at end of period (000 omitted)	$468,286	$496,857	$460,834	$160,892	$182,895
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	N/A	0.80	0.87	0.86	0.89

See Notes to Financial Statements

13

MFS Research Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$28.49	$21.70	$18.67	$18.93	$16.48
Income (loss) from investment operations
Net investment income (d)	$0.12	$0.14	$0.18	$0.10	$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	2.65	6.78	2.97	(0.24)	2.47
Total from investment operations	$2.77	$6.92	$3.15	$(0.14)	$2.57
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.07)	$(0.12)	$(0.12)	$(0.12)
From net realized gain on investments	(2.25)	(0.06)	—	—	—
Total distributions declared to shareholders	$(2.42)	$(0.13)	$(0.12)	$(0.12)	$(0.12)
Net asset value, end of period (x)	$28.84	$28.49	$21.70	$18.67	$18.93
Total return (%) (k)(r)(s)(x)	9.94	32.00	16.90	(0.69)	15.64
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.06	1.11	1.13	1.14
Expenses after expense reductions (f)	1.05	1.05	1.11	1.13	1.14
Net investment income	0.42	0.56	0.82	0.55	0.61
Portfolio turnover	34	43	83	70	71
Net assets at end of period (000 omitted)	$260,028	$279,054	$266,040	$20,015	$19,825
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	N/A	1.05	1.11	1.11	1.14

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower. Excluding the effect of the proceeds received from a non-recurring litigation settlement against Tyco International Ltd., the Initial Class and Service Class total returns for the year ended December 31, 2010 would have each been lower by approximately 0.60%.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS Research Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Research Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is

15

MFS Research Series

Notes to Financial Statements – continued

principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$713,297,483	$—	$—	$713,297,483
Canada	7,993,661	—	—	7,993,661
Netherlands	2,810,603	—	—	2,810,603
Hong Kong	249,033	993,745	—	1,242,778
Mutual Funds	2,802,369	—	—	2,802,369
Total Investments	$727,153,149	$993,745	$—	$728,146,894

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $249,033 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options. At December 31, 2014, the fund did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2014 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)
Equity	$(4,319)

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Notes to Financial Statements – continued

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Purchased Options – The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund may enter into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short. At December 31, 2014, the fund had no short sales outstanding.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by

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Notes to Financial Statements – continued

U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2014, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/14	12/31/13
Ordinary income (including any short-term capital gains)	$33,841,423	$2,782,538
Long-term capital gains	26,877,172	1,353,941
Total distributions	$60,718,595	$4,136,479

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/14
Cost of investments	$542,321,541
Gross appreciation	189,449,006
Gross depreciation	(3,623,653)
Net unrealized appreciation (depreciation)	$185,825,353
Undistributed ordinary income	10,615,708
Undistributed long-term capital gain	45,067,125
Other temporary differences	(71,559)

18

MFS Research Series

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/14	Year ended 12/31/13	Year ended 12/31/14	Year ended 12/31/13
Initial Class	$3,892,093	$1,533,253	$35,317,366	$1,142,549
Service Class	1,514,956	795,758	19,994,180	664,919
Total	$5,407,049	$2,329,011	$55,311,546	$1,807,468

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2014, this management fee reduction amounted to $34,332, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2014, the fee was $57,149, which equated to 0.0076% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2014, these costs amounted to $1,426.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.0148% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into services agreements (the Compliance Officer Agreements) which provided for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the

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MFS Research Series

Notes to Financial Statements – continued

Compliance Officer Agreement between the funds and Tarantino LLC was terminated. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the Compliance Officer Agreement between the funds and Griffin Compliance LLC was terminated. For the year ended December 31, 2014, the aggregate fees paid by the fund under these agreements were $3,888 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreements in the amount of $1,305, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO, Assistant ICCO, and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2014, purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $253,906,604 and $366,157,371, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	543,408	$15,577,721	831,878	$20,972,321
Service Class	422,906	12,106,891	518,954	12,972,521
	966,314	$27,684,612	1,350,832	$33,944,842
Shares issued to shareholders in reinvestment of distributions
Initial Class	1,381,587	$39,209,459	104,279	$2,675,802
Service Class	764,362	21,509,136	57,371	1,460,677
	2,145,949	$60,718,595	161,650	$4,136,479
Shares reacquired
Initial Class	(3,124,409)	$(90,997,198)	(4,745,222)	$(119,670,066)
Service Class	(1,964,146)	(56,058,029)	(3,040,947)	(76,336,933)
	(5,088,555)	$(147,055,227)	(7,786,169)	$(196,006,999)
Net change
Initial Class	(1,199,414)	$(36,210,018)	(3,809,065)	$(96,021,943)
Service Class	(776,878)	(22,442,002)	(2,464,622)	(61,903,735)
	(1,976,292)	$(58,652,020)	(6,273,687)	$(157,925,678)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 23%, 7%, and 7%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2014, the fund’s commitment fee and interest expense were $2,730 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

20

MFS Research Series

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	575,033	129,712,898	(127,485,562)	2,802,369

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$3,842	$2,802,369

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MFS Research Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Research Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research Series (one of the series of MFS Variable Insurance Trust) (the “Fund”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research Series as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2015

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MFS Research Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

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MFS Research Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A

Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2015, the Trustees served as board members of 135 funds within the MFS Family of Funds.

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MFS Research Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Joseph MacDougall

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MFS Research Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

26

MFS Research Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

27

MFS Research Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $29,565,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 33.16% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

28

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

29

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

30

ANNUAL REPORT

December 31, 2014

MFS® TOTAL RETURN SERIES

MFS® Variable Insurance Trust

VTR-ANN

MFS® TOTAL RETURN SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Total Return Series

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

As 2015 begins, sharply lower oil prices are reshaping the global economy, adding to deflationary pressures in the eurozone and exacerbating challenges faced by oil exporters such as Russia. The U.S. economy stands on firmer ground, having expanded steadily over the past year. The U.S. labor market has regained momentum, consumer confidence is buoyant and gasoline prices have tumbled, boosting prospects for a stronger economic rebound in 2015.

Other regions are struggling. The eurozone economy is barely expanding, and the European Central Bank (ECB) has introduced large-scale asset purchases.

Despite Japan’s efforts to strengthen its economy, its sales tax increase last spring tipped the country into a recession, leading to additional monetary stimulus from the Bank of Japan. China’s economy is slowing as it transitions to a more sustainable basis, and its growth rate will likely continue to decline.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 13, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

MFS Total Return Series

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
U.S. Treasury Notes, 0.875%, 12/31/16	3.2%
U.S. Treasury Bonds, 4.5%, 8/15/39	2.7%
JPMorgan Chase & Co.	2.4%
Fannie Mae, 4%, 30 Years	1.8%
Wells Fargo & Co.	1.7%
Philip Morris International, Inc.	1.5%
U.S. Treasury Notes, 3.125%, 5/15/21	1.5%
Johnson & Johnson	1.5%
U.S. Treasury Notes, 3.125%, 5/15/19	1.2%
CVS Health Corp.	1.1%

Composition including fixed income credit quality (a)(i)
AAA	1.7%
AA	1.4%
A	4.6%
BBB	6.2%
BB	0.4%
CCC	0.1%
C	0.1%
U.S. Government	11.4%
Federal Agencies	12.7%
Not Rated (o)	0.0%
Non-Fixed Income	60.5%
Cash & Other	0.9%

Equity sectors
Financial Services	14.3%
Health Care	7.9%
Consumer Staples	5.8%
Industrial Goods & Services	5.6%
Technology	4.9%
Energy	4.4%
Leisure	4.2%
Utilities & Communications	3.6%
Retailing	3.5%
Basic Materials	2.9%
Autos & Housing	1.5%
Special Products & Services	1.1%
Transportation	0.8%

Fixed income sectors (i)
Mortgage-Backed Securities	12.5%
U.S. Treasury Securities	11.4%
Investment Grade Corporates	10.1%
Commercial Mortgage-Backed Securities	1.9%
Emerging Markets Bonds	1.0%
Non-U.S. Government Bonds	0.7%
Collateralized Debt Obligations	0.3%
Asset-Backed Securities	0.3%
U.S. Government Agencies	0.2%
High Yield Corporates	0.2%
Residential Mortgage-Backed Securities (o)	0.0%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(o)	Less than 0.1%.

MFS Total Return Series

Portfolio Composition – continued

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 12/31/14.

The portfolio is actively managed and current holdings may be different.

MFS Total Return Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2014, Initial Class shares of the MFS Total Return Series (“fund”) provided a total return of 8.50%, while Service Class shares of the fund provided a total return of 8.24%. These compare with returns of 13.69% and 5.97% over the same period for the fund’s benchmarks, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”) and the Barclays U.S. Aggregate Bond Index (“Barclays Index”), respectively. The fund’s other benchmark, the MFS Total Return Blended Index (“Blended Index”), generated a return of 10.62%. The Blended Index reflects the blended returns of the equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

Early in the period, US equities suffered what proved to be a temporary setback due to concerns over emerging markets as well as what was perceived at the time to be a pause in US economic growth, partially caused by extreme weather events and a weak December 2013 labor market report. Markets soon recovered as the economic pause concluded and investors appeared to have become increasingly comfortable that newly-installed US Federal Reserve (“Fed”) Chair Janet Yellen would not make any substantial changes to the trajectory of Fed monetary policy.

A generally risk-friendly, carry trade environment persisted from February 2014 until mid-year. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the US, coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets late in the period with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading close to all-time highs and US Treasury yields were close to their lows for the period. However, credit markets did not fare as well in the second half of 2014, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility as oil prices began to decline in an accelerated fashion in the fourth quarter.

Detractors from Performance

Within the equity segment of the fund, weak stock selection in the health care sector was a primary detractor from performance relative to the S&P 500 Index. There were no individual securities that were among the fund’s top relative detractors.

An underweight position and to a lesser extent, weak stock selection in the technology sector, was another detractor for relative performance. Most notably, the fund’s underweight positions in computer and personal electronics maker Apple, semiconductor manufacturers Intel and Microsoft held back relative results. Shares of Apple appreciated due to strong consumer demand for the company’s IPhone 6 and 6 Plus smartphones.

Elsewhere, the fund’s holdings of iron ore and pellets producer Vale (b) (Brazil), overweight positions in shares of tobacco producer Philip Morris International, off shore drilling company Ensco, holdings of alcoholic drink producer Diageo (b) (United Kingdom), and overweighting automotive manufacturer General Motors and oil and gas company Noble Energy dampened relative performance, as the stocks underperformed the S&P 500 Index during the reporting period. Not owning shares of insurance and investment firm Berkshire Hathaway further detracted from relative performance, after shares rose on positive earnings, resulted from increased insurance premiums and a stronger presence in the commercial businesses market.

Within the fixed income segment of the fund, a greater exposure to “BBB” and “CCC” rated (r) credit quality bonds was a primary detractor of relative performance. A greater exposure to Mexican issues also detracted from relative results.

Contributors to Performance

Within the equity segment of the fund, strong stock selection in the retailing sector was a positive factor for relative performance, led by the fund’s avoidance of online retailer Amazon.com. Overweight positions in retailer Kroger and drugstore retailer CVS Health also benefited relative results. CVS Health investors responded positively to better-than-expected quarterly earnings results, attributable from good performance from its retail pharmacy business and better Pharmacy Benefit management profitability. Later in the period, CVS also held an upbeat analyst meeting where the company increased its earnings growth expectations for 2015 and through 2018.

Strong stock selection in the industrial goods & services sector also bolstered relative performance. Within this sector, not owning shares of diversified industrial conglomerate General Electric and an overweight position in defense contractor Lockheed Martin were notable contributors to relative results. Despite reporting earnings that were in-line with expectations by General Electric, earnings

MFS Total Return Series

Management Review – continued

estimates began to decline towards the end of the period as global energy commodity weakness was expected to pressure its energy business and investors reacted unfavorably to a volatile global macroeconomic environment and the potential impact on the company’s bottom line.

Elsewhere, an underweight position in shares of internet search engine Google and overweight positions in tobacco producer Lorillard, communication services company Frontier Communications, computer and personal electronics maker Hewlett-Packard and medical devices and supply products manufacturer Covidien (Ireland) benefited relative performance.

Within the fixed income segment of the fund, strong bond selection and a greater exposure to the financial sector contributed to relative returns. The fund’s greater exposure to shifts in the long end (centered around maturities of 10 or more years) of the yield curve (y) was also an area of relative strength.

Respectfully,

Nevin Chitkara	William Douglas	Steven Gorham	Richard Hawkins
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Joshua Marston	Jonathan Sage	Brooks Taylor
Portfolio Manager	Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

MFS Total Return Series

PERFORMANCE SUMMARY THROUGH 12/31/14

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/14

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	1/03/95	8.50%	9.96%	5.89%
Service Class	5/01/00	8.24%	9.69%	5.62%

Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		13.69%	15.45%	7.67%
Barclays U.S. Aggregate Bond Index (f)		5.97%	4.45%	4.71%
MFS Total Return Blended Index (f)(w)		10.62%	11.18%	6.77%

(f)	Source: FactSet Research Systems Inc.
(w)	As of December 31, 2014, the MFS Total Return Blended Index was comprised of 60% Standard & Poor’s 500 Stock Index and 40% Barclays U.S. Aggregate Bond Index.

Benchmark Definitions

Barclays U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

MFS Total Return Series

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

MFS Total Return Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2014 through December 31, 2014

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/14	Ending Account Value 12/31/14	Expenses Paid During Period (p) 7/01/14-12/31/14
Initial Class	Actual	0.66%	$1,000.00	$1,029.22	$3.38
	Hypothetical (h)	0.66%	$1,000.00	$1,021.88	$3.36
Service Class	Actual	0.91%	$1,000.00	$1,027.69	$4.65
	Hypothetical (h)	0.91%	$1,000.00	$1,020.62	$4.63

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Notes to Expense Table

Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios, the actual expenses paid during the period and the hypothetical expenses paid during the period would have been approximately 0.65%, $3.32 and $3.31 for Initial Class and 0.90%, $4.60 and $4.58 for Service Class, respectively. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

MFS Total Return Series

PORTFOLIO OF INVESTMENTS 12/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 60.2%
Aerospace – 3.1%
General Dynamics Corp.	49,090	$6,755,760
Honeywell International, Inc.	248,356	24,815,732
Lockheed Martin Corp.	127,683	24,587,915
Northrop Grumman Corp.	66,000	9,727,740
Precision Castparts Corp.	10,986	2,646,308
United Technologies Corp.	218,650	25,144,750

		$93,678,205

Airlines – 0.1%
Copa Holdings S.A., “A”	19,444	$2,015,176

Alcoholic Beverages – 0.4%
Diageo PLC	445,130	$12,766,840

Automotive – 1.3%
Delphi Automotive PLC	173,304	$12,602,667
General Motors Co.	119,300	4,164,763
Johnson Controls, Inc.	270,792	13,090,085
Magna International, Inc.	97,729	10,589,692

		$40,447,207

Broadcasting – 1.7%
Omnicom Group, Inc.	140,952	$10,919,551
Time Warner, Inc.	176,555	15,081,328
Twenty-First Century Fox, Inc.	136,386	5,237,904
Viacom, Inc., “B”	56,726	4,268,632
Walt Disney Co.	176,260	16,601,929

		$52,109,344

Brokerage & Asset Managers – 0.9%
BlackRock, Inc.	31,235	$11,168,387
Franklin Resources, Inc.	229,595	12,712,675
NASDAQ OMX Group, Inc.	97,268	4,664,973

		$28,546,035

Business Services – 1.1%
Accenture PLC, “A”	245,960	$21,966,688
Adecco S.A.	44,159	3,025,066
Equifax, Inc.	12,659	1,023,733
Fidelity National Information Services, Inc.	50,223	3,123,871
Fiserv, Inc. (a)	61,233	4,345,706

		$33,485,064

Cable TV – 1.4%
Comcast Corp., “Special A”	519,699	$29,916,473
Time Warner Cable, Inc.	91,997	13,989,064

		$43,905,537

Chemicals – 2.1%
3M Co.	136,689	$22,460,736
Celanese Corp.	62,619	3,754,635
E.I. du Pont de Nemours & Co.	62,775	4,641,584
LyondellBasell Industries N.V., “A”	164,596	13,067,276
PPG Industries, Inc.	83,809	19,372,450

		$63,296,681

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Computer Software – 1.3%
Aspen Technology, Inc. (a)	65,193	$2,283,059
CA, Inc.	120,447	3,667,611
Citrix Systems, Inc. (a)	86,605	5,525,399
Microsoft Corp.	210,200	9,763,790
Oracle Corp.	281,268	12,648,622
Symantec Corp.	192,043	4,926,863

		$38,815,344

Computer Software – Systems – 1.1%
Apple, Inc.	65,133	$7,189,381
EMC Corp.	111,093	3,303,906
Hewlett-Packard Co.	125,798	5,048,274
International Business Machines Corp.	102,282	16,410,124

		$31,951,685

Construction – 0.2%
Stanley Black & Decker, Inc.	66,394	$6,379,136

Consumer Products – 0.7%
Procter & Gamble Co.	194,698	$17,735,041
Reckitt Benckiser Group PLC	40,590	3,274,452

		$21,009,493

Containers – 0.1%
Crown Holdings, Inc. (a)	61,083	$3,109,125

Electrical Equipment – 1.5%
Danaher Corp.	285,599	$24,478,690
Pentair PLC	84,345	5,602,195
Siemens AG	36,614	4,153,573
Tyco International PLC	244,114	10,706,840

		$44,941,298

Electronics – 1.7%
Broadcom Corp., “A”	330,212	$14,308,086
Hoya Corp.	95,700	3,204,129
Intel Corp.	115,315	4,184,781
Microchip Technology, Inc.	299,602	13,515,046
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	201,723	4,514,561
Texas Instruments, Inc.	214,155	11,449,797

		$51,176,400

Energy – Independent – 1.7%
Anadarko Petroleum Corp.	87,736	$7,238,220
Apache Corp.	73,038	4,577,291
Canadian Natural Resources Ltd.	77,069	2,379,891
EOG Resources, Inc.	38,990	3,589,809
EQT Corp.	48,053	3,637,612
Marathon Petroleum Corp.	47,950	4,327,967
Noble Energy, Inc.	131,671	6,245,156
Occidental Petroleum Corp.	136,452	10,999,396
Valero Energy Corp.	155,452	7,694,874

		$50,690,216

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Energy – Integrated – 2.2%
Chevron Corp.	200,102	$22,447,442
Exxon Mobil Corp.	363,647	33,619,165
Petroleo Brasileiro S.A., ADR	434,580	3,294,116
Royal Dutch Shell PLC, “A”	236,109	7,826,186

		$67,186,909

Food & Beverages – 1.9%
Coca-Cola Co.	87,964	$3,713,840
Danone S.A.	112,714	7,415,059
Dr Pepper Snapple Group, Inc.	16,975	1,216,768
General Mills, Inc.	350,272	18,680,006
Ingredion, Inc.	33,679	2,857,326
Kellogg Co.	27,336	1,788,868
Mondelez International, Inc.	96,950	3,521,709
Nestle S.A.	244,630	17,931,756

		$57,125,332

Food & Drug Stores – 1.6%
CVS Health Corp.	358,089	$34,487,552
Kroger Co.	229,582	14,741,460

		$49,229,012

Gaming & Lodging – 0.2%
Hilton Worldwide Holdings, Inc. (a)	95,140	$2,482,203
Wynn Resorts Ltd.	21,328	3,172,753

		$5,654,956

General Merchandise – 1.2%
Kohl’s Corp.	293,621	$17,922,626
Target Corp.	247,504	18,788,029

		$36,710,655

Health Maintenance Organizations – 0.1%
Health Net, Inc. (a)	49,573	$2,653,643

Insurance – 4.3%
ACE Ltd.	161,208	$18,519,575
American International Group, Inc.	46,115	2,582,901
Aon PLC	130,522	12,377,401
Chubb Corp.	46,333	4,794,076
Delta Lloyd N.V.	259,935	5,712,784
Everest Re Group Ltd.	28,304	4,820,171
MetLife, Inc.	575,408	31,123,819
Prudential Financial, Inc.	178,822	16,176,238
Travelers Cos., Inc.	175,584	18,585,566
Validus Holdings Ltd.	191,149	7,944,152
Zurich Insurance Group AG	23,655	7,407,393

		$130,044,076

Internet – 0.8%
Facebook, Inc., “A” (a)	223,735	$17,455,805
Google, Inc., “A” (a)	7,461	3,959,254
Google, Inc., “C” (a)	7,461	3,927,470

		$25,342,529

Leisure & Toys – 0.3%
Electronic Arts, Inc. (a)	38,919	$1,829,777
Hasbro, Inc.	98,367	5,409,201

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Leisure & Toys – continued
Mattel, Inc.	28,088	$869,183

		$8,108,161

Machinery & Tools – 1.0%
Caterpillar, Inc.	23,384	$2,140,338
Cummins, Inc.	66,630	9,606,047
Eaton Corp. PLC	141,229	9,597,923
Illinois Tool Works, Inc.	96,612	9,149,156

		$30,493,464

Major Banks – 7.0%
Bank of America Corp.	475,371	$8,504,387
Bank of New York Mellon Corp.	425,885	17,278,154
BOC Hong Kong Holdings Ltd.	594,000	1,977,667
Goldman Sachs Group, Inc.	113,913	22,079,757
HSBC Holdings PLC	338,283	3,196,938
JPMorgan Chase & Co.	1,170,776	73,267,162
Morgan Stanley	153,295	5,947,846
PNC Financial Services Group, Inc.	92,379	8,427,736
State Street Corp.	172,316	13,526,806
Sumitomo Mitsui Financial Group, Inc.	158,900	5,741,455
Wells Fargo & Co.	957,212	52,474,362

		$212,422,270

Medical & Health Technology & Services – 0.5%
AmerisourceBergen Corp.	38,166	$3,441,047
Express Scripts Holding Co. (a)	133,031	11,263,735

		$14,704,782

Medical Equipment – 2.2%
Abbott Laboratories	365,930	$16,474,169
Covidien PLC	98,659	10,090,843
Medtronic, Inc.	170,320	12,297,104
St. Jude Medical, Inc.	156,288	10,163,409
Thermo Fisher Scientific, Inc.	137,756	17,259,449

		$66,284,974

Metals & Mining – 0.3%
Rio Tinto Ltd.	136,054	$6,268,356
Vale S.A., ADR	370,146	3,027,794

		$9,296,150

Natural Gas – Distribution – 0.2%
GDF SUEZ	256,786	$5,997,314

Natural Gas – Pipeline – 0.2%
Williams Cos., Inc.	142,562	$6,406,736

Oil Services – 0.5%
Baker Hughes, Inc.	19,453	$1,090,730
Ensco PLC, “A”	243,710	7,299,115
Schlumberger Ltd.	77,525	6,621,410

		$15,011,255

Other Banks & Diversified Financials – 1.6%
American Express Co.	47,903	$4,456,895
BB&T Corp.	134,107	5,215,421
Citigroup, Inc.	103,929	5,623,598

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Other Banks & Diversified Financials – continued
Discover Financial Services	124,551	$8,156,845
SunTrust Banks, Inc.	68,056	2,851,546
U.S. Bancorp	271,537	12,205,588
Visa, Inc., “A”	35,128	9,210,562

		$47,720,455

Pharmaceuticals – 5.1%
Actavis PLC (a)	21,991	$5,660,703
Bayer AG	28,126	3,845,828
Bristol-Myers Squibb Co.	298,015	17,591,825
Eli Lilly & Co.	214,777	14,817,465
GlaxoSmithKline PLC	211,844	4,532,413
Indivior PLC (a)	40,590	94,516
Johnson & Johnson	424,606	44,401,049
Merck & Co., Inc.	528,506	30,013,856
Novartis AG	21,413	1,969,300
Pfizer, Inc.	830,944	25,883,906
Roche Holding AG	6,144	1,665,273
Valeant Pharmaceuticals International, Inc. (a)	33,331	4,769,999

		$155,246,133

Printing & Publishing – 0.1%
McGraw-Hill Cos., Inc.	30,272	$2,693,603
Time, Inc.	6,873	169,145

		$2,862,748

Railroad & Shipping – 0.2%
Canadian National Railway Co.	55,176	$3,802,178
Union Pacific Corp.	31,409	3,741,754

		$7,543,932

Real Estate – 0.5%
Iron Mountain, Inc., REIT	90,592	$3,502,287
Medical Properties Trust, Inc., REIT	185,233	2,552,511
Starwood Property Trust, Inc., REIT	130,098	3,023,478
Washington Prime Group, Inc., REIT	339,603	5,847,964

		$14,926,240

Restaurants – 0.5%
McDonald’s Corp.	92,427	$8,660,410
YUM! Brands, Inc.	69,519	5,064,459

		$13,724,869

Specialty Chemicals – 0.3%
FMC Corp.	31,825	$1,814,980
Marine Harvest	331,019	4,535,958
Praxair, Inc.	22,278	2,886,338

		$9,237,276

Specialty Stores – 0.7%
Advance Auto Parts, Inc.	26,771	$4,264,085
Bed Bath & Beyond, Inc. (a)	21,951	1,672,008
Best Buy Co., Inc.	167,536	6,530,553
L Brands, Inc.	66,346	5,742,246
Staples, Inc.	143,050	2,592,066

		$20,800,958

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Telecommunications – Wireless – 0.1%
Vodafone Group PLC	1,014,837	$3,477,301

Telephone Services – 1.6%
AT&T, Inc.	140,064	$4,704,750
CenturyLink, Inc.	132,714	5,252,820
Frontier Communications Corp.	1,403,778	9,363,199
TDC A.S.	488,658	3,723,891
Telefonica Brasil S.A., ADR	125,455	2,218,044
Verizon Communications, Inc.	506,801	23,708,151
Windstream Holdings, Inc.	185,064	1,524,927

		$50,495,782

Tobacco – 2.8%
Altria Group, Inc.	247,625	$12,200,484
Imperial Tobacco Group PLC	28,699	1,256,820
Japan Tobacco, Inc.	269,900	7,410,937
Lorillard, Inc.	259,517	16,334,000
Philip Morris International, Inc.	569,567	46,391,232

		$83,593,473

Trucking – 0.5%
United Parcel Service, Inc., “B”	134,472	$14,949,252

Utilities – Electric Power – 1.3%
American Electric Power Co., Inc.	140,962	$8,559,213
Duke Energy Corp.	52,905	4,419,684
Edison International	33,698	2,206,545
NRG Energy, Inc.	123,043	3,316,009
PG&E Corp.	87,495	4,658,234
PPL Corp.	347,570	12,627,218
Public Service Enterprise Group, Inc.	86,367	3,576,457

		$39,363,360

Total Common Stocks (Identified Cost, $1,361,000,122)		$1,824,936,783

BONDS – 38.4%
Agency – Other – 0.1%
Financing Corp., 9.65%, 11/02/18	$1,275,000	$1,655,639

Asset-Backed & Securitized – 2.5%
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.769%, 12/28/40 (z)	$2,945,801	$1,758,200
BlackRock Capital Finance LP, 7.75%, 9/25/26 (z)	89,354	5,071
Cent LP, 2013-17A, “A1”, CLO, FRN, 1.532%, 1/30/25 (z)	2,547,000	2,513,204
Citigroup Commercial Mortgage Trust, FRN, 5.71%, 12/10/49	3,050,000	3,308,216
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 12/11/49	4,261,918	4,511,824
Credit Suisse Mortgage Capital Certificate, FRN, 5.695%, 9/15/40	5,852,223	6,313,940
Dryden Senior Loan Fund, 2013-26A, “A”, CLO, FRN, 1.33%, 7/15/25 (z)	3,273,000	3,205,020
Ford Credit Auto Owner Trust, 2014-1, “A”, 2.26%, 11/15/25 (n)	1,735,000	1,744,322

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Asset-Backed & Securitized – continued
Ford Credit Auto Owner Trust, 2014-2, “A”, 2.31%, 4/15/26 (n)	$1,465,000	$1,468,791
GMAC Mortgage Corp. Loan Trust, FRN, 5.805%, 10/25/36	1,205,990	1,149,161
Goldman Sachs Mortgage Securities Corp., FRN, 5.795%, 8/10/45	9,138,020	9,895,205
Greenwich Capital Commercial Funding Corp., 5.475%, 3/10/39	5,978,000	6,265,303
ING Investment Management Ltd., 2013-2A, “A1”, CLO, FRN, 1.383%, 4/25/25 (z)	2,971,000	2,918,425
JPMorgan Chase Commercial Mortgage Securities Corp., 4.78%, 7/15/42	4,257,000	4,290,149
JPMorgan Chase Commercial Mortgage Securities Corp., 5.552%, 5/12/45	1,097,863	1,147,003
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 5.939%, 2/15/51	421,803	422,416
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 5.787%, 6/15/49	777,548	834,961
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 4.948%, 9/12/37	2,548,000	2,594,432
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.475%, 4/15/43	4,792,997	4,938,877
Merrill Lynch Mortgage Trust, “A3”, FRN, 5.834%, 6/12/50	240,531	240,677
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.743%, 6/12/50	7,062,966	7,629,169
Morgan Stanley Capital I, Inc., FRN, 0.938%, 11/15/30 (i)(n)	4,268,130	99,563
Race Point CLO Ltd., “A1A”, FRN, 0.432%, 8/01/21 (n)	1,804,629	1,794,519
Residential Funding Mortgage Securities, Inc., FRN, 5.32%, 12/25/35	2,559,472	2,080,915
Wachovia Bank Commercial Mortgage Trust, “A4”, FRN, 5.941%, 2/15/51	769,526	822,418
Wachovia Bank Commercial Mortgage Trust, FRN, 5.716%, 6/15/49	4,011,472	4,306,953

		$76,258,734

Automotive – 0.3%
Toyota Motor Credit Corp., 3.2%, 6/17/15	$2,200,000	$2,227,586
Toyota Motor Credit Corp., 3.4%, 9/15/21	3,170,000	3,334,089
Volkswagen International Finance N.V., 2.375%, 3/22/17 (n)	3,032,000	3,088,516

		$8,650,191

Broadcasting – 0.2%
Discovery Communications, Inc., 4.875%, 4/01/43	$2,180,000	$2,247,626
Grupo Televisa S.A.B., 5%, 5/13/45	1,122,000	1,132,579
News America, Inc., 8.5%, 2/23/25	2,839,000	3,847,813

		$7,228,018

Issuer	Shares/Par	Value ($)

BONDS – continued
Cable TV – 0.3%
Comcast Corp., 2.85%, 1/15/23	$3,520,000	$3,496,525
Time Warner Entertainment Co. LP, 8.375%, 7/15/33	2,855,000	4,284,598

		$7,781,123

Computer Software – Systems – 0.1%
Apple, Inc., 3.85%, 5/04/43	$1,303,000	$1,303,942

Conglomerates – 0.1%
ABB Finance (USA), Inc., 2.875%, 5/08/22	$1,096,000	$1,101,479
General Electric Co., 2.7%, 10/09/22	2,780,000	2,781,129

		$3,882,608

Consumer Products – 0.1%
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/23 (n)	$3,463,000	$3,629,349

Defense Electronics – 0.1%
BAE Systems Holdings, Inc., 5.2%, 8/15/15 (n)	$1,936,000	$1,986,961

Emerging Market Quasi-Sovereign – 0.5%
CNOOC Finance (2012) Ltd., 3.875%, 5/02/22 (n)	$3,630,000	$3,692,708
Corporacion Nacional del Cobre de Chile, 3.75%, 11/04/20 (n)	1,088,000	1,113,374
Petroleos Mexicanos, 3.125%, 1/23/19	1,277,000	1,280,193
Petroleos Mexicanos, 8%, 5/03/19	2,671,000	3,158,458
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.832%, 9/30/16 (n)	1,457,255	1,517,367
State Grid Overseas Investment (2014) Ltd., 2.75%, 5/07/19 (z)	2,591,000	2,601,885

		$13,363,985

Emerging Market Sovereign – 0.1%
Republic of Peru, 7.35%, 7/21/25	$287,000	$380,993
United Mexican States, 4.75%, 3/08/44	2,089,000	2,177,783

		$2,558,776

Energy – Independent – 0.2%
Anadarko Petroleum Corp., 6.375%, 9/15/17	$1,571,000	$1,746,759
Apache Corp., 3.25%, 4/15/22	1,493,000	1,466,911
Apache Corp., 4.75%, 4/15/43	1,141,000	1,070,024
EOG Resources, Inc., 2.625%, 3/15/23	1,069,000	1,025,074

		$5,308,768

Energy – Integrated – 0.6%
BP Capital Markets PLC, 4.5%, 10/01/20	$1,054,000	$1,140,395
BP Capital Markets PLC, 4.742%, 3/11/21	3,027,000	3,294,917
Chevron Corp., 0.402%, 11/15/17	5,248,000	5,241,881
Petro-Canada, 6.05%, 5/15/18	1,942,000	2,184,255
Total Capital International S.A., 1.55%, 6/28/17	3,169,000	3,180,019

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Energy – Integrated – continued
Total Capital International S.A., 3.75%, 4/10/24	$3,360,000	$3,481,356

		$18,522,823

Financial Institutions – 0.1%
General Electric Capital Corp., 2.3%, 1/14/19	$2,330,000	$2,367,182
General Electric Capital Corp., 3.1%, 1/09/23	1,689,000	1,710,104

		$4,077,286

Food & Beverages – 0.4%
Anheuser-Busch InBev S.A., 8%, 11/15/39	$3,600,000	$5,505,858
Conagra Foods, Inc., 3.2%, 1/25/23	1,321,000	1,293,941
Diageo Capital PLC, 2.625%, 4/29/23	1,270,000	1,234,789
Kraft Foods Group, Inc., 3.5%, 6/06/22	1,463,000	1,499,154
Kraft Foods Group, Inc., 5%, 6/04/42	1,740,000	1,915,397
Wm. Wrigley Jr. Co., 2.4%, 10/21/18 (n)	756,000	761,323

		$12,210,462

Food & Drug Stores – 0.1%
Walgreens Boots Alliance, Inc., 3.3%, 11/18/21	$2,550,000	$2,567,740
Walgreens Boots Alliance, Inc., 4.5%, 11/18/34	1,318,000	1,372,567

		$3,940,307

Insurance – 0.3%
American International Group, Inc., 4.875%, 6/01/22	$5,088,000	$5,715,574
American International Group, Inc., 4.125%, 2/15/24	2,620,000	2,789,021

		$8,504,595

Insurance – Health – 0.1%
WellPoint, Inc., 3.3%, 1/15/23	$2,122,000	$2,119,931

Insurance – Property & Casualty – 0.5%
ACE Ltd., 2.7%, 3/13/23	$3,560,000	$3,456,685
Allstate Corp., 5.75%, 8/15/53	1,025,000	1,080,094
Chubb Corp., 6.375% to 4/15/17, FRN to 3/29/67	4,072,000	4,365,388
Liberty Mutual Group, Inc., 4.25%, 6/15/23 (n)	1,699,000	1,750,784
Marsh & McLennan Cos., Inc., 4.8%, 7/15/21	3,270,000	3,634,343
ZFS Finance USA Trust V, 6.5% to 5/09/17, FRN to 5/09/67 (n)	1,514,000	1,612,410

		$15,899,704

International Market Quasi-Sovereign – 0.5%
KFW International Finance, Inc., 4.875%, 6/17/19	$4,560,000	$5,183,762
Statoil A.S.A., 3.7%, 3/01/24	2,818,000	2,917,574

Issuer	Shares/Par	Value ($)

BONDS – continued
International Market Quasi-Sovereign – continued
Temasek Financial I Ltd., 2.375%, 1/23/23 (n)	$6,400,000	$6,221,389

		$14,322,725

International Market Sovereign – 0.1%
Republic of Iceland, 4.875%, 6/16/16 (n)	$3,440,000	$3,599,461

Internet – 0.1%
Baidu, Inc., 3.5%, 11/28/22	$3,950,000	$3,905,803

Local Authorities – 0.2%
New Jersey Turnpike Authority Rev. (Build America Bonds), “F”, 7.414%, 1/01/40	$3,685,000	$5,537,597

Machinery & Tools – 0.1%
Atlas Copco AB, 5.6%, 5/22/17 (n)	$2,786,000	$3,039,585

Major Banks – 1.9%
Banco Santander U.S. Debt S.A.U., 3.781%, 10/07/15 (n)	$1,800,000	$1,838,104
Bank of America Corp., 5.49%, 3/15/19	2,989,000	3,307,373
Bank of America Corp., 7.625%, 6/01/19	2,480,000	2,997,358
Bank of America Corp., 4.1%, 7/24/23	3,870,000	4,075,691
Bank of America Corp., 4.125%, 1/22/24	5,102,000	5,357,891
BNP Paribas, 7.195% to 6/25/37, FRN to 6/29/49 (n)	1,842,000	2,134,418
Credit Suisse Group AG, 6.5%, 8/08/23 (n)	3,520,000	3,863,978
Goldman Sachs Group, Inc., 5.625%, 1/15/17	4,227,000	4,534,104
HSBC Holdings PLC, 5.1%, 4/05/21	2,410,000	2,724,259
ING Bank N.V., 5.8%, 9/25/23 (n)	3,438,000	3,813,701
JPMorgan Chase & Co., 6.3%, 4/23/19	3,410,000	3,960,971
JPMorgan Chase & Co., 3.25%, 9/23/22	1,120,000	1,126,524
JPMorgan Chase & Co., 3.2%, 1/25/23	3,871,000	3,872,634
Morgan Stanley, 3.875%, 4/29/24	3,188,000	3,271,003
Morgan Stanley, 6.625%, 4/01/18	4,287,000	4,883,043
PNC Funding Corp., 5.625%, 2/01/17	3,348,000	3,613,476
Royal Bank of Scotland PLC, 2.55%, 9/18/15	875,000	883,748
Wells Fargo & Co., 5.9% to 6/15/24, FRN to 12/29/49	1,743,000	1,756,073

		$58,014,349

Medical & Health Technology & Services – 0.3%
Becton, Dickinson and Co., 2.675%, 12/15/19	$1,842,000	$1,866,224
CareFusion Corp., 6.375%, 8/01/19	3,950,000	4,570,142
Express Scripts Holding Co., 2.65%, 2/15/17	3,087,000	3,156,612

		$9,592,978

Medical Equipment – 0.1%
Medtronic, Inc., 4.375%, 3/15/35 (n)	$3,083,000	$3,270,619

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Metals & Mining – 0.2%
Freeport-McMoRan Copper & Gold, Inc., 3.875%, 3/15/23	$3,570,000	$3,365,925
Rio Tinto Finance (USA) PLC, 3.5%, 3/22/22	3,220,000	3,219,098

		$6,585,023

Midstream – 0.5%
Energy Transfer Partners LP, 3.6%, 2/01/23	$1,975,000	$1,911,144
Energy Transfer Partners LP, 4.9%, 2/01/24	1,270,000	1,330,795
Enterprise Products Operating LP, 6.5%, 1/31/19	2,995,000	3,432,746
Kinder Morgan Energy Partners LP, 4.15%, 2/01/24	1,369,000	1,365,498
Kinder Morgan Energy Partners LP, 7.4%, 3/15/31	1,023,000	1,223,883
Kinder Morgan Energy Partners LP, 7.75%, 3/15/32	1,661,000	2,046,379
Spectra Energy Capital LLC, 8%, 10/01/19	2,734,000	3,308,443

		$14,618,888

Mortgage-Backed – 12.4%
Fannie Mae, 3.5%, 7/01/43	$2,431,554	$2,536,466
Fannie Mae, 4.56%, 3/01/15	303,595	304,908
Fannie Mae, 4.869%, 4/01/15	21,438	21,399
Fannie Mae, 5.1%, 6/01/15	480,000	480,981
Fannie Mae, 4.78%, 8/01/15	420,816	426,401
Fannie Mae, 4.856%, 8/01/15	277,459	281,082
Fannie Mae, 5.036%, 8/01/15	30,105	30,214
Fannie Mae, 5.19%, 11/01/15	382,805	389,701
Fannie Mae, 5.662%, 2/01/16	681,476	702,545
Fannie Mae, 5.5%, 7/01/16 - 4/01/40	28,957,054	32,438,632
Fannie Mae, 5.732%, 7/01/16	894,803	943,980
Fannie Mae, 5.09%, 12/01/16	486,785	517,786
Fannie Mae, 5.27%, 12/01/16	1,580,039	1,684,221
Fannie Mae, 5.003%, 1/01/17	17,190	17,174
Fannie Mae, 5.05%, 1/01/17	463,871	487,783
Fannie Mae, 6%, 1/01/17 - 7/01/37	15,672,038	17,640,678
Fannie Mae, 3.8%, 2/01/18	317,612	337,828
Fannie Mae, 3.91%, 2/01/18	463,797	492,187
Fannie Mae, 5%, 2/01/18 - 3/01/41	13,187,805	14,482,190
Fannie Mae, 4.5%, 4/01/18 - 4/01/44	21,889,921	23,806,266
Fannie Mae, 2.578%, 9/25/18	2,388,000	2,446,836
Fannie Mae, 4.6%, 9/01/19	487,825	537,563
Fannie Mae, 4.88%, 3/01/20	637,659	692,008
Fannie Mae, 2.59%, 5/01/23	490,026	492,733
Fannie Mae, 3%, 3/01/27 - 4/01/27	2,488,024	2,592,205
Fannie Mae, 2.5%, 2/01/28 - 5/01/28	2,377,688	2,424,940
Fannie Mae, 6.5%, 6/01/31 - 7/01/37	4,528,715	5,199,609
Fannie Mae, 4%, 2/01/41	849,789	907,711
Fannie Mae, 3.5%, 11/01/41 - 6/01/43	6,802,982	7,109,320
Fannie Mae, 3.5%, 4/01/43 - 9/01/43	12,566,574	13,108,770
Fannie Mae, TBA, 4%, 2/01/45	44,420,000	47,270,632
Fannie Mae, TBA, 3%, 1/01/30	9,700,000	10,079,047

Issuer	Shares/Par	Value ($)

BONDS – continued
Mortgage-Backed – continued
Fannie Mae, TBA, 3.5%, 1/01/45-2/01/45	$5,771,000	$6,001,463
Fannie Mae, TBA, 4%, 1/01/45	5,488,000	5,855,196
Fannie Mae, TBA, 4.5%, 2/01/45	3,460,000	3,748,484
Freddie Mac, 3.034%, 10/25/20	558,000	582,958
Freddie Mac, 6%, 4/01/16 - 6/01/37	7,074,645	8,023,932
Freddie Mac, 3.882%, 11/25/17	1,246,615	1,325,715
Freddie Mac, 5%, 12/01/17 - 7/01/39	7,631,171	8,413,824
Freddie Mac, 3.154%, 2/25/18	430,000	450,698
Freddie Mac, 4.5%, 5/01/18 - 10/01/39	6,015,035	6,465,026
Freddie Mac, 2.412%, 8/25/18	1,820,000	1,864,262
Freddie Mac, 2.303%, 9/25/18	617,765	630,055
Freddie Mac, 5.5%, 1/01/19 - 2/01/37	6,278,657	7,003,821
Freddie Mac, 5.085%, 3/25/19	4,316,000	4,845,539
Freddie Mac, 2.456%, 8/25/19	500,000	510,649
Freddie Mac, 1.869%, 11/25/19	1,266,000	1,258,528
Freddie Mac, 3.808%, 8/25/20	3,705,000	4,009,673
Freddie Mac, 3.32%, 2/25/23	618,000	650,496
Freddie Mac, 3.458%, 8/25/23	2,553,000	2,711,886
Freddie Mac, 6.5%, 5/01/34 - 2/01/38	2,726,010	3,114,782
Freddie Mac, 4%, 11/01/40 - 11/01/43	16,222,166	17,309,405
Freddie Mac, 3.5%, 2/01/42 - 8/01/43	18,104,848	18,877,705
Freddie Mac, 3%, 3/01/43 - 5/01/43	15,834,194	16,026,931
Freddie Mac, TBA, 4%, 1/01/45	9,063,000	9,657,579
Ginnie Mae, 4%, 2/20/42	207,081	222,203
Ginnie Mae, 3%, 2/15/43 - 6/20/43	7,411,601	7,591,117
Ginnie Mae, 6%, 9/15/32 - 1/15/38	4,693,007	5,422,457
Ginnie Mae, 5.5%, 5/15/33 - 10/15/35	3,103,511	3,484,107
Ginnie Mae, 4.5%, 7/20/33 - 10/20/43	11,518,177	12,647,875
Ginnie Mae, 5%, 7/20/33 - 12/15/34	1,049,419	1,162,461
Ginnie Mae, 4%, 1/20/41 - 4/20/41	9,282,018	9,984,545
Ginnie Mae, 3.5%, 12/15/41 - 7/20/43	14,611,356	15,362,691
Ginnie Mae, 3%, 7/20/43	823,042	842,239

		$376,942,098

Network & Telecom – 0.4%
Verizon Communications, Inc., 6.4%, 9/15/33	$4,093,000	$5,041,688
Verizon Communications, Inc., 6.55%, 9/15/43	5,160,000	6,610,729

		$11,652,417

Oil Services – 0.1%
Transocean, Inc., 3.8%, 10/15/22	$1,785,000	$1,446,430

Other Banks & Diversified Financials – 0.8%
Banco Bradesco S.A., 6.75%, 9/29/19 (n)	$2,072,000	$2,299,920
Banco de Credito del Peru, 5.375%, 9/16/20	2,967,000	3,204,360
BBVA Bancomer S.A. de C.V., 6.75%, 9/30/22 (n)	2,890,000	3,179,000
Capital One Financial Corp., 6.15%, 9/01/16	4,542,000	4,882,228
Citigroup, Inc., 2.5%, 9/26/18	2,450,000	2,478,626
Discover Bank, 4.2%, 8/08/23	1,540,000	1,615,968

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Other Banks & Diversified Financials – continued
Groupe BPCE S.A., 12.5% to 9/30/19, FRN to 8/29/49 (n)	$3,106,000	$4,193,100
Swedbank AB, 2.125%, 9/29/17 (n)	821,000	830,522
U.S. Bancorp, 3.7%, 1/30/24	2,301,000	2,418,857

		$25,102,581

Pharmaceuticals – 0.3%
AbbVie, Inc., 1.2%, 11/06/15	$2,310,000	$2,316,771
Gilead Sciences, Inc., 3.7%, 4/01/24	915,000	959,680
Gilead Sciences, Inc., 3.5%, 2/01/25	2,039,000	2,092,830
Roche Holdings, Inc., 6%, 3/01/19 (n)	912,000	1,053,347
Teva Pharmaceutical Finance IV LLC, 3.65%, 11/10/21	3,146,000	3,223,766

		$9,646,394

Real Estate – Apartment – 0.1%
ERP Operating LP, REIT, 4.625%, 12/15/21	$3,238,000	$3,542,404

Real Estate – Healthcare – 0.1%
HCP, Inc., REIT, 5.375%, 2/01/21	$2,622,000	$2,928,003

Retailers – 0.4%
Gap, Inc., 5.95%, 4/12/21	$2,180,000	$2,480,853
Home Depot, Inc., 3.75%, 2/15/24	1,900,000	2,029,382
Home Depot, Inc., 5.95%, 4/01/41	989,000	1,291,709
Wal-Mart Stores, Inc., 5.25%, 9/01/35	5,931,000	7,134,157

		$12,936,101

Supranational – 0.1%
Asian Development Bank, 1.125%, 3/15/17	$2,069,000	$2,079,653

Telecommunications – Wireless – 0.5%
American Tower Trust I, REIT, 3.07%, 3/15/23 (n)	$3,560,000	$3,539,103
Crown Castle Towers LLC, 6.113%, 1/15/20 (n)	2,493,000	2,863,565
Crown Castle Towers LLC, 4.883%, 8/15/20 (n)	1,270,000	1,396,017
Rogers Communications, Inc., 6.8%, 8/15/18	5,026,000	5,800,718

		$13,599,403

Tobacco – 0.2%
Altria Group, Inc., 2.85%, 8/09/22	$3,640,000	$3,536,973
B.A.T. International Finance PLC, 3.25%, 6/07/22 (n)	3,636,000	3,656,325

		$7,193,298

Transportation – Services – 0.1%
ERAC USA Finance Co., 7%, 10/15/37 (n)	$2,696,000	$3,633,165

U.S. Government Agencies and Equivalents – 0.2%
Aid-Egypt, 4.45%, 9/15/15	$152,000	$156,363
Small Business Administration, 4.35%, 7/01/23	9,295	9,798

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Government Agencies and Equivalents – continued
Small Business Administration, 4.77%, 4/01/24	$468,875	$497,469
Small Business Administration, 5.18%, 5/01/24	850,434	919,130
Small Business Administration, 5.52%, 6/01/24	44,044	48,533
Small Business Administration, 4.99%, 9/01/24	807,369	872,734
Small Business Administration, 4.95%, 3/01/25	29,051	31,513
Small Business Administration, 5.11%, 8/01/25	3,096,817	3,353,023

		$5,888,563

U.S. Treasury Obligations – 11.3%
U.S. Treasury Bonds, 8.5%, 2/15/20	$5,808,000	$7,760,487
U.S. Treasury Bonds, 8%, 11/15/21	723,000	1,005,422
U.S. Treasury Bonds, 6%, 2/15/26	777,000	1,064,732
U.S. Treasury Bonds, 6.75%, 8/15/26	2,569,000	3,748,330
U.S. Treasury Bonds, 5.375%, 2/15/31	574,000	800,551
U.S. Treasury Bonds, 4.5%, 2/15/36	1,203,000	1,606,005
U.S. Treasury Bonds, 5%, 5/15/37	1,609,000	2,297,350
U.S. Treasury Bonds, 4.5%, 8/15/39	59,936,600	79,931,090
U.S. Treasury Bonds, 2.875%, 5/15/43	6,500,000	6,653,361
U.S. Treasury Notes, 5.125%, 5/15/16	488,000	519,110
U.S. Treasury Notes, 0.875%, 12/31/16	95,868,000	96,205,072
U.S. Treasury Notes, 0.75%, 6/30/17	6,500,000	6,473,597
U.S. Treasury Notes, 4.75%, 8/15/17	1,507,000	1,654,403
U.S. Treasury Notes, 3.75%, 11/15/18	17,568,000	19,138,140
U.S. Treasury Notes, 2.75%, 2/15/19	6,407,000	6,739,863
U.S. Treasury Notes, 3.125%, 5/15/19	33,754,000	35,982,304
U.S. Treasury Notes, 3.5%, 5/15/20	25,260,000	27,549,188
U.S. Treasury Notes, 3.125%, 5/15/21	41,622,000	44,652,581

		$343,781,586

Utilities – Electric Power – 0.7%
Berkshire Hathaway Energy Co., 3.75%, 11/15/23	$1,930,000	$2,012,191
MidAmerican Funding LLC, 6.927%, 3/01/29	903,000	1,198,798
Oncor Electric Delivery Co., 7%, 9/01/22	2,810,000	3,559,292
Pacific Gas & Electric Co., 4.6%, 6/15/43	2,940,000	3,136,339
PPL Capital Funding, Inc., 5%, 3/15/44	870,000	968,253
PPL Corp., 3.4%, 6/01/23	2,940,000	2,945,521
Progress Energy, Inc., 3.15%, 4/01/22	3,893,000	3,943,582
PSEG Power LLC, 5.32%, 9/15/16	2,617,000	2,796,665
Waterford 3 Funding Corp., 8.09%, 1/02/17	1,108,530	1,108,687

		$21,669,328

Total Bonds (Identified Cost, $1,110,252,829)		$1,163,411,654

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

PREFERRED STOCKS – 0.3%
Metals & Mining – 0.1%
Vale S.A.	563,300	$4,087,476

Telephone Services – 0.1%
Telecom Italia S.p.A.	2,708,786	$2,264,098

Utilities – Electric Power – 0.1%
Companhia Energetica de Minas Gerais	553,287	$2,702,855

Total Preferred Stocks (Identified Cost, $11,874,987)		$9,054,429

CONVERTIBLE PREFERRED STOCKS – 0.0%
Aerospace – 0.0%
United Technologies Corp., 7.5% (Identified Cost, $848,429)	16,840	$1,032,797

Issuer	Shares/Par	Value ($)

MONEY MARKET FUNDS – 3.4%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	103,202,623	$103,202,623

Total Investments (Identified Cost, $2,587,178,990)		$3,101,638,286

OTHER ASSETS, LESS LIABILITIES – (2.3)%		(68,681,545)

NET ASSETS – 100.0%		$3,032,956,741

(a)	Non-income producing security.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $78,685,306, representing 2.6% of net assets.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.769%, 12/28/40	3/01/06	$2,945,801	$1,758,200
BlackRock Capital Finance LP, 7.75%, 9/25/26	8/16/13	87,297	5,071
Cent LP, 2013-17A, “A1”, CLO, FRN, 1.532%, 1/30/25	9/26/14	2,531,451	2,513,204
Dryden Senior Loan Fund, 2013-26A, “A”, CLO, FRN, 1.33%, 7/15/25	9/26/14	3,225,955	3,205,020
ING Investment Management Ltd., 2013-2A, “A1”, CLO, FRN, 1.383%, 4/25/25	9/26/14	2,936,156	2,918,425
State Grid Overseas Investment (2014) Ltd., 2.75%, 5/07/19	4/28/14	2,570,012	2,601,885
Total Restricted Securities			$13,001,805
% of Net assets			0.4%

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

CLO	Collateralized Loan Obligation

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

TBA	To Be Announced

See Notes to Financial Statements

MFS Total Return Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/14
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $2,483,976,367)	$2,998,435,663
Underlying affiliated funds, at cost and value	103,202,623
Total investments, at value (identified cost, $2,587,178,990)	$3,101,638,286
Cash	61,067
Foreign currency, at value (identified cost, $1,376,185)	1,371,940
Receivables for
Investments sold	3,234,205
Fund shares sold	4,795,878
Interest and dividends	10,830,316
Other assets	18,204
Total assets		$3,121,949,896
Liabilities
Payables for
Investments purchased	$4,698,351
TBA purchase commitments	82,351,852
Fund shares reacquired	1,615,872
Payable to affiliates
Investment adviser	5,947
Shareholder servicing costs	856
Distribution and/or service fees	18,835
Payable for independent Trustees’ compensation	43
Accrued expenses and other liabilities	301,399
Total liabilities		$88,993,155
Net assets		$3,032,956,741
Net assets consist of
Paid-in capital	$2,360,046,382
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	514,426,810
Accumulated net realized gain (loss) on investments and foreign currency	88,090,590
Undistributed net investment income	70,392,959
Net assets		$3,032,956,741
Shares of beneficial interest outstanding		125,616,191

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$1,662,709,008	68,404,062	$24.31
Service Class	1,370,247,733	57,212,129	23.95

See Notes to Financial Statements

MFS Total Return Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/14
Net investment income
Income
Dividends	$52,032,327
Interest	39,157,145
Dividends from underlying affiliated funds	87,292
Foreign taxes withheld	(842,503)
Total investment income		$90,434,261
Expenses
Management fee	$23,214,538
Distribution and/or service fees	3,424,897
Shareholder servicing costs	125,480
Administrative services fee	426,444
Independent Trustees’ compensation	44,070
Custodian fee	205,037
Shareholder communications	212,139
Audit and tax fees	71,843
Legal fees	28,051
Miscellaneous	81,394
Total expenses		$27,833,893
Fees paid indirectly	(182)
Reduction of expenses by investment adviser	(3,479,376)
Net expenses		$24,354,335
Net investment income		$66,079,926
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$110,135,311
Foreign currency	(70,416)
Net realized gain (loss) on investments and foreign currency		$110,064,895
Change in unrealized appreciation (depreciation)
Investments	$73,449,227
Translation of assets and liabilities in foreign currencies	(48,536)
Net unrealized gain (loss) on investments and foreign currency translation		$73,400,691
Net realized and unrealized gain (loss) on investments and foreign currency		$183,465,586
Change in net assets from operations		$249,545,512

See Notes to Financial Statements

MFS Total Return Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2014	2013
Change in net assets
From operations
Net investment income	$66,079,926	$50,920,462
Net realized gain (loss) on investments and foreign currency	110,064,895	296,876,293
Net unrealized gain (loss) on investments and foreign currency translation	73,400,691	127,710,171
Change in net assets from operations	$249,545,512	$475,506,926
Distributions declared to shareholders
From net investment income	$(55,137,325)	$(55,748,612)
From net realized gain on investments	(80,306,738)	—
Total distributions declared to shareholders	$(135,444,063)	$(55,748,612)
Change in net assets from fund share transactions	$(300,150,149)	$485,983,043
Total change in net assets	$(186,048,700)	$905,741,357
Net assets
At beginning of period	3,219,005,441	2,313,264,084
At end of period (including undistributed net investment income of $70,392,959 and $55,051,696, respectively)	$3,032,956,741	$3,219,005,441

See Notes to Financial Statements

MFS Total Return Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$23.44	$20.05	$18.53	$18.71	$17.48
Income (loss) from investment operations
Net investment income (d)	$0.54	$0.45	$0.44	$0.44	$0.41
Net realized and unrealized gain (loss) on investments and foreign currency	1.43	3.34	1.63	(0.12)	1.31
Total from investment operations	$1.97	$3.79	$2.07	$0.32	$1.72
Less distributions declared to shareholders
From net investment income	$(0.46)	$(0.40)	$(0.55)	$(0.50)	$(0.49)
From net realized gain on investments	(0.64)	—	—	—	—
Total distributions declared to shareholders	$(1.10)	$(0.40)	$(0.55)	$(0.50)	$(0.49)
Net asset value, end of period (x)	$24.31	$23.44	$20.05	$18.53	$18.71
Total return (%) (k)(r)(s)(x)	8.50	19.05	11.26	1.77	9.93
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.78	0.79	0.80	0.81	0.81
Expenses after expense reductions (f)	0.67	0.73	0.77	0.78	0.81
Net investment income	2.24	2.05	2.26	2.36	2.30
Portfolio turnover	32	53	22	19	30
Net assets at end of period (000 omitted)	$1,662,709	$1,826,378	$1,440,525	$1,574,503	$1,860,233

See Notes to Financial Statements

MFS Total Return Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$23.12	$19.80	$18.31	$18.48	$17.28
Income (loss) from investment operations
Net investment income (d)	$0.47	$0.39	$0.39	$0.39	$0.36
Net realized and unrealized gain (loss) on investments and foreign currency	1.41	3.29	1.60	(0.11)	1.29
Total from investment operations	$1.88	$3.68	$1.99	$0.28	$1.65
Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.36)	$(0.50)	$(0.45)	$(0.45)
From net realized gain on investments	(0.64)	—	—	—	—
Total distributions declared to shareholders	$(1.05)	$(0.36)	$(0.50)	$(0.45)	$(0.45)
Net asset value, end of period (x)	$23.95	$23.12	$19.80	$18.31	$18.48
Total return (%) (k)(r)(s)(x)	8.24	18.74	10.93	1.58	9.63
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.03	1.04	1.05	1.06	1.06
Expenses after expense reductions (f)	0.92	0.98	1.02	1.03	1.06
Net investment income	1.98	1.80	2.02	2.11	2.05
Portfolio turnover	32	53	22	19	30
Net assets at end of period (000 omitted)	$1,370,248	$1,392,627	$872,739	$859,243	$925,027

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

MFS Total Return Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Total Return Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be

MFS Total Return Series

Notes to Financial Statements – continued

valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,660,946,924	$—	$—	$1,660,946,924
United Kingdom	94,516	42,599,305	—	42,693,821
Switzerland	—	31,998,788	—	31,998,788
Canada	21,541,760	—	—	21,541,760
Japan	—	16,356,521	—	16,356,521
Brazil	8,539,955	6,790,332		15,330,287
France	—	13,412,373	—	13,412,373
Germany	7,999,400	—	—	7,999,400
Netherlands	—	5,712,784	—	5,712,784
Other Countries	6,529,737	12,501,614	—	19,031,351
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	351,325,788	—	351,325,788
Non-U.S. Soverign Debt	—	35,924,599	—	35,924,599
U.S. Corporate Bonds	—	237,467,984	—	237,467,984
Residential Mortgage-Backed Securities	—	380,177,243	—	380,177,243
Comercial Mortgage-Backed Securities	—	57,621,105	—	57,621,105
Asset-Backed Securities (including CDOs)	—	15,402,482	—	15,402,482
Foreign Bonds	—	85,492,453	—	85,492,453
Mutual Funds	103,202,623	—	—	103,202,623
Total Investments	$1,808,854,915	$1,292,783,371	$—	$3,101,638,286

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $109,243,836 were considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to

MFS Total Return Series

Notes to Financial Statements – continued

the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2014, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA securities resulting from these transactions are included in the Portfolio of Investments. TBA purchase commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to

MFS Total Return Series

Notes to Financial Statements – continued

collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended December 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/14	12/31/13
Ordinary income (including any short-term capital gains)	$55,137,325	$55,748,612
Long-term capital gains	80,306,738	—
Total distributions	$135,444,063	$55,748,612

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/14
Cost of investments	$2,603,955,336
Gross appreciation	540,584,675
Gross depreciation	(42,901,725)
Net unrealized appreciation (depreciation)	$497,682,950
Undistributed ordinary income	91,347,074
Undistributed long-term capital gain	83,912,821
Other temporary differences	(32,486)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/14	Year ended 12/31/13	Year ended 12/31/14	Year ended 12/31/13
Initial Class	$32,030,776	$33,599,103	$44,581,217	$—
Service Class	23,106,549	22,149,509	35,725,521	—
Total	$55,137,325	$55,748,612	$80,306,738	$—

MFS Total Return Series

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $3 billion of average daily net assets	0.75%
Next $2 billion of average daily net assets	0.65%
Average daily net assets in excess of $5 billion	0.50%

The investment adviser agreed in writing to reduce its management fee to 0.70% of average daily net assets for the first $1 billion, 0.65% of average daily net assets in excess of $1 billion up to $2.5 billion, and 0.60% of average daily net assets in excess of $2.5 billion up to $5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until August 31, 2016. For the year ended December 31, 2014, this management fee reduction amounted to $2,803,269, which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2014, this management fee reduction amounted to $142,784, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.65% of the fund’s average daily net assets.

Effective August 1, 2014, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.65% of average daily net assets for the Initial Class shares and 0.90% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2016. For the period August 1, 2014 to December 31, 2014, this reduction amounted to $527,887 and is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2014, the fee was $122,909, which equated to 0.0040% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2014, these costs amounted to $2,571.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.0137% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into services agreements (the Compliance Officer Agreements) which provided for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. Prior to June 1, 2014, Robyn L. Griffin served

MFS Total Return Series

Notes to Financial Statements – continued

as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the Compliance Officer Agreement between the funds and Griffin Compliance LLC was terminated. For the year ended December 31, 2014, the aggregate fees paid by the fund under these agreements were $13,274 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreements in the amount of $5,436, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO, Assistant ICCO, and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2014, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$533,083,040	$595,365,726
Investments (non-U.S. Government securities)	$417,785,517	$723,430,392

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,190,232	$28,455,634	1,757,742	$38,664,999
Service Class	6,310,222	148,779,076	8,546,966	184,837,068
	7,500,454	$177,234,710	10,304,708	$223,502,067
Shares issued in connection with acquisition of MFS Total Return Portfolio
Initial Class			26,252,347	$581,489,496
Service Class			30,104,614	657,484,756
			56,356,961	$1,238,974,252
Shares issued to shareholders in reinvestment of distributions
Initial Class	3,209,551	$76,611,993	1,551,205	$33,599,103
Service Class	2,499,238	58,832,070	1,035,508	22,149,509
	5,708,789	$135,444,063	2,586,713	$55,748,612
Shares reacquired
Initial Class	(13,912,606)	$(333,482,406)	(23,492,766)	$(516,609,515)
Service Class	(11,819,400)	(279,346,516)	(23,538,335)	(515,632,373)
	(25,732,006)	$(612,828,922)	(47,031,101)	$(1,032,241,888)
Net change
Initial Class	(9,512,823)	$(228,414,779)	6,068,528	$137,144,083
Service Class	(3,009,940)	(71,735,370)	16,148,753	348,838,960
	(12,522,763)	$(300,150,149)	22,217,281	$485,983,043

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2014, the fund’s commitment fee and interest expense were $11,913 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

MFS Total Return Series

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	88,330,222	438,595,433	(423,723,032)	103,202,623

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$87,292	$103,202,623

(8)	Acquisitions

At close of business on August 16, 2013, the fund with net assets of approximately $1,992,261,990, acquired all of the assets and liabilities of MFS Total Return Portfolio, a series of MFS Variable Insurance Trust II. The purpose of the transaction was to provide shareholders of MFS Total Return Portfolio the opportunity to participate in a larger combined portfolio with an identical investment objective and similar investment policies and strategies. The acquisition was accomplished by a tax-free exchange of approximately 56,356,961 shares of the fund (valued at approximately $1,238,974,252) for all of the assets and liabilities of MFS Total Return Portfolio. MFS Total Return Portfolio then distributed the shares of the fund that MFS Total Return Portfolio received from the fund to its shareholders. MFS Total Return Portfolio’s investments on that date were valued at approximately $1,273,129,488 with a cost basis of approximately $1,155,404,640. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from MFS Total Return Portfolio were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

MFS Total Return Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Total Return Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Total Return Series (one of the series of MFS Variable Insurance Trust) (the “Fund”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Total Return Series as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2015

MFS Total Return Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

MFS Total Return Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A

Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2015, the Trustees served as board members of 135 funds within the MFS Family of Funds.

MFS Total Return Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Nevin Chitkara William Douglas Steven Gorham Richard Hawkins Joshua Marston Jonathan Sage Brooks Taylor

MFS Total Return Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

MFS Total Return Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS has agreed in writing to reduce its advisory fee, and that MFS has agreed to implement an expense limitation for the Fund, each of which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $3 billion and $5 billion, and that MFS has agreed in writing to further reduce its advisory fee rate on the Fund’s average daily net assets over $1 billion and in excess of $2.5 billion to $5 billion, which may not be changed without the Trustees’ approval. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

MFS Total Return Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $88,338,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 58.19% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

ANNUAL REPORT

December 31, 2014

MFS® UTILITIES SERIES

MFS® Variable Insurance Trust

VUF-ANN

MFS® UTILITIES SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Utilities Series

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

As 2015 begins, sharply lower oil prices are reshaping the global economy, adding to deflationary pressures in the eurozone and exacerbating challenges faced by oil exporters such as Russia. The U.S. economy stands on firmer ground, having expanded steadily over the past year. The U.S. labor market has regained momentum, consumer confidence is buoyant and gasoline prices have tumbled, boosting prospects for a stronger economic rebound in 2015.

Other regions are struggling. The eurozone economy is barely expanding, and the European Central Bank (ECB) has introduced large-scale asset purchases.

Despite Japan’s efforts to strengthen its economy, its sales tax increase last spring tipped the country into a recession, leading to additional monetary stimulus from the Bank of Japan. China’s economy is slowing as it transitions to a more sustainable basis, and its growth rate will likely continue to decline.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 13, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Utilities Series

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
PPL Corp.	3.6%
NextEra Energy, Inc.	3.6%
Comcast Corp., “Special A”	3.0%
NRG Energy, Inc.	2.7%
Exelon Corp.	2.6%
Williams Cos., Inc.	2.5%
Sempra Energy	2.4%
Kinder Morgan, Inc.	2.4%
Public Service Enterprise Group, Inc.	2.2%
Calpine Corp.	2.0%

Top five industries (i)
Utilities-Electric Power	46.1%
Natural Gas-Pipeline	13.1%
Telephone Services	8.4%
Cable TV	8.4%
Telecommunications-Wireless	6.9%

Issuer country weightings (i)(x)
United States	71.0%
Portugal	3.6%
United Kingdom	3.5%
Italy	2.9%
Spain	2.7%
Brazil	2.6%
Canada	2.1%
Denmark	1.2%
France	1.1%
Other Countries	9.3%

(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Other.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 12/31/14.

The portfolio is actively managed and current holdings may be different.

2

MFS Utilities Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2014, Initial Class shares of the MFS Utilities Series (“fund”) provided a total return of 12.73%, while Service Class shares of the fund provided a total return of 12.47%. These compare with a return of 13.69% over the same period for the fund’s benchmark, the Standard & Poor’s 500 Stock Index, and a return of 28.98% for the fund’s other benchmark, the Standard & Poor’s 500 Utilities Index (“S&P Utilities Index”).

Market Environment

Early in the period, US equities suffered what proved to be a temporary setback due to concerns over emerging markets as well what was perceived at the time to be a pause in US economic growth, partially caused by extreme weather events and a weak December 2013 labor market report. Markets soon recovered as the economic pause concluded and investors appeared to have become increasingly comfortable that newly-installed US Federal Reserve (“Fed”) Chair Janet Yellen would not make any substantial changes to the trajectory of Fed monetary policy.

A generally risk-friendly, carry trade environment persisted from February 2014 until mid-year. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the US, coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets late in the period with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading close to all-time highs and US Treasury yields were close to their lows for the period. However, credit markets did not fare as well in the second half of 2014, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility as oil prices began to decline in an accelerated fashion in the fourth quarter.

Detractors from Performance

Security selection in the electric power industry detracted from performance relative to the S&P Utilities Index during the reporting period. The timing of the fund’s ownership in shares of utilities services provider Exelon and holdings of poor-performing power station operator Drax (b) (United Kingdom), held back relative performance. Shares of Drax plummeted late in the reporting period due to an unexpected change in the regulatory environment and a decline in energy prices.

The fund’s exposure to the wireless communications industry, which is not represented in the benchmark, was another detractor from relative results. Holdings of Russian telecommunications services companies Mobile TeleSystems (b) and MegaFon OAO (b), and voice and data communications services company Vodafone Group (b) (United Kingdom), weighed on relative performance. Shares of Vodafone depreciated during the reporting period due to a weak pricing environment.

Elsewhere, holdings of Brazilian telecommunications company Oi SA (b), cable services provider Comcast (b), and integrated energy company EQT (b) dampened relative results. The timing of the fund’s ownership in shares of diversified natural gas company ONEOK also held back relative returns.

The fund’s cash and/or cash equivalents position during the period was another detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, detracted from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Contributors to Performance

Individual stocks that contributed to relative performance included the fund’s holdings of Luxembourg-based telecommunications company Altice (b), natural gas company Cheniere Energy (b), German internet company Rocket Internet (b) and communications company CenturyLink (b)(h). Shares of Cheniere Energy appreciated steadily as the stock benefited from increased growth and strong liquefied natural gas prices. Underweight positions in energy delivery company CenterPoint Energy (h), integrated gas and electric

3

MFS Utilities Series

Management Review – continued

company Dominion and power and natural gas distributor Duke Energy (h) also supported relative performance. Not holding shares of poor-performing retail electric services provider Southern Company, power provider FirstEnergy and diversified energy company Consolidated Edison were also among the fund’s top relative contributors.

Respectfully,

Claud Davis	Maura Shaughnessy
Portfolio Manager	Portfolio Manager

Note to Contract Owners: Effective April 30, 2014, Claud Davis is also a Portfolio Manager of the Fund.

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Utilities Series

PERFORMANCE SUMMARY THROUGH 12/31/14

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/14

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	1/03/95	12.73%	13.38%	11.80%
Service Class	5/01/00	12.47%	13.10%	11.53%

Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		13.69%	15.45%	7.67%
Standard & Poor’s 500 Utilities Index (f)		28.98%	13.34%	9.63%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definitions

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Standard & Poor’s 500 Utilities Index – a market capitalization-weighted index designed to measure the utilities sector, including those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Utilities Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2014 through December 31, 2014

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/14	Ending Account Value 12/31/14	Expenses Paid During Period (p) 7/01/14-12/31/14
Initial Class	Actual	0.78%	$1,000.00	$963.00	$3.86
	Hypothetical (h)	0.78%	$1,000.00	$1,021.27	$3.97
Service Class	Actual	1.03%	$1,000.00	$962.03	$5.09
	Hypothetical (h)	1.03%	$1,000.00	$1,020.01	$5.24

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Utilities Series

PORTFOLIO OF INVESTMENTS – 12/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 86.6%
Cable TV – 8.3%
Astro Malaysia Holdings Berhad	9,692,000	$8,398,902
Charter Communications, Inc., “A” (a)	120,544	20,085,041
Comcast Corp., “Special A”	1,055,761	60,774,882
Liberty Global PLC, “A” (a)	141,744	7,116,258
Liberty Global PLC, “C” (a)	828,713	40,035,125
Time Warner Cable, Inc.	205,484	31,245,897

		$167,656,105

Energy – Independent – 4.4%
Access Midstream Partners LP	192,183	$10,416,319
Anadarko Petroleum Corp.	185,149	15,274,792
Enable Midstream Partners LP	157,096	3,046,091
Energen Corp.	220,462	14,056,657
EQT Corp.	201,421	15,247,570
Markwest Energy Partners LP	139,563	9,377,238
Noble Energy, Inc.	142,424	6,755,170
Targa Resources Corp.	33,229	3,523,935
Western Gas Equity Partners LP	189,620	11,420,813

		$89,118,585

Entertainment – 0.1%
Vivendi S.A.	40,797	$1,017,688

Internet – 0.4%
Rocket Internet AG (a)	125,946	$7,831,886

Natural Gas – Distribution – 6.8%
AGL Energy Ltd.	470,712	$5,117,125
China Resources Gas Group Ltd.	5,132,000	13,275,257
Gas Natural SDG S.A.	371,486	9,345,415
GDF SUEZ	879,268	20,535,569
Infraestructura Energetica Nova, S.A. de C.V	725,294	3,628,006
NiSource, Inc.	146,819	6,228,062
NorthWestern Corp.	170,050	9,621,429
Sempra Energy	427,292	47,583,237
Snam Rete Gas S.p.A.	3,328,694	16,420,865
Spectra Energy Corp.	109,212	3,964,396

		$135,719,361

Natural Gas – Pipeline – 13.1%
Antero Midstream Partners LP (a)	71,990	$1,979,725
APA Group	944,635	5,745,439
Cheniere Energy, Inc. (a)	122,449	8,620,410
Cone Midstream Partners LP (a)	123,560	2,980,267
Enagas S.A.	625,460	19,797,569
Enbridge, Inc.	421,254	21,660,969
Energy Transfer Equity LP	357,709	20,525,342
Enterprise Products Partners LP	28,313	1,022,666
JP Energy Partners LP (a)	280,006	3,424,473
Kinder Morgan, Inc.	1,121,034	47,430,949
ONEOK Partners LP	141,867	5,622,189
ONEOK, Inc.	306,270	15,249,183
Plains All American Pipeline LP	93,022	4,773,889

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Natural Gas – Pipeline – continued
Plains GP Holdings LP	1,217,751	$31,271,846
SemGroup Corp., “A”	152,287	10,414,908
Williams Cos., Inc.	1,122,606	50,449,914
Williams Partners LP	260,700	11,666,325

		$262,636,063

Telecommunications – Wireless – 6.2%
Advanced Info Service PLC	95,500	$728,587
American Tower Corp., REIT	256,072	25,312,717
Cellcom Israel Ltd. (a)	541,118	4,680,671
Idea Cellular Ltd.	870,190	2,107,756
KDDI Corp.	191,700	11,994,712
MegaFon OAO, GDR	339,892	4,661,066
Mobile TeleSystems OJSC, ADR	1,147,692	8,240,429
MTN Group Ltd.	52,524	996,737
Philippine Long Distance Telephone Co.	28,755	1,868,038
SBA Communications Corp. (a)	213,929	23,694,776
T-Mobile U.S., Inc. (a)	78,158	2,105,577
TIM Participacoes S.A., ADR	185,246	4,114,314
Turkcell Iletisim Hizmetleri A.S. (a)	1,880,409	11,483,245
Vodafone Group PLC	6,322,647	21,664,315

		$123,652,940

Telephone Services – 7.2%
Altice S.A. (a)	277,696	$21,929,063
Bezeq – The Israel Telecommunication Corp. Ltd.	8,543,045	15,188,491
BT Group PLC	521,740	3,238,735
Com Hem Holding AB (a)	2,222,948	17,849,621
Drillisch AG	59,339	2,123,938
France Telecom S.A.	36,001	612,243
Hellenic Telecommunications Organization S.A. (a)	1,264,277	13,921,532
Numericable-SFR (a)	10,537	519,582
Oi S.A. (a)	441,535	1,492,681
PT XL Axiata Tbk	15,611,500	6,086,409
Quebecor, Inc., “B”	439,982	12,095,907
TDC A.S.	3,185,765	24,277,596
Telecom Italia S.p.A. (a)	950,833	1,008,378
Telus Corp.	237,833	8,575,335
Verizon Communications, Inc.	354,600	16,588,188

		$145,507,699

Utilities – Electric Power – 40.1%
Abengoa Yield PLC	472,193	$12,900,313
AES Corp.	2,418,265	33,299,509
Aksa Enerji Uretim A.S. (a)	2,287,831	2,849,784
ALLETE, Inc.	273,867	15,101,026
Ameren Corp.	263,415	12,151,334
American Electric Power Co., Inc.	546,460	33,181,051
Calpine Corp. (a)	1,848,513	40,907,593
Cheung Kong Infrastructure Holdings Ltd.	1,227,000	9,042,486
China Longyuan Power Group	6,147,000	6,332,326

7

MFS Utilities Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Utilities – Electric Power – continued
CMS Energy Corp.	562,552	$19,548,682
Companhia Paranaense de Energia, ADR (l)	227,038	2,990,090
CPFL Energia S.A.	1,309,805	8,893,322
Dominion Resources, Inc.	102,147	7,855,104
Drax Group	1,374,018	9,768,111
DTE Energy Co.	124,619	10,763,343
Dynegy, Inc. (a)	1,311,270	39,797,044
Edison International	92,267	6,041,643
EDP Renovaveis S.A.	5,652,530	36,749,140
ENEL Green Power International B.V.	1,713,378	3,559,841
Enel S.p.A.	3,984,897	17,821,836
Energias de Portugal S.A.	9,089,539	35,153,139
Energias do Brasil S.A.	3,744,059	12,542,733
Equatorial Energia S.A.	471,671	4,915,088
Exelon Corp.	1,412,095	52,360,483
Iberdrola S.A.	1,025,741	6,901,363
Infinis Energy PLC	1,130,200	3,875,368
Light S.A.	713,334	4,525,377
NextEra Energy Partners LP	83,387	2,814,311
NextEra Energy, Inc.	674,606	71,703,872
Northeast Utilities	91,221	4,882,148
NRG Energy, Inc.	2,006,890	54,085,685
NRG Yield, Inc.	138,185	6,514,041
OGE Energy Corp.	1,049,515	37,236,792
PG&E Corp.	251,729	13,402,052
Pinnacle West Capital Corp.	203,580	13,906,550
PPL Corp.	1,990,277	72,306,763
Public Service Enterprise Group, Inc.	1,067,064	44,187,120
Red Electrica de Espana	205,744	18,061,655
SSE PLC	631,339	15,849,550

		$804,777,668

Total Common Stocks (Identified Cost, $1,480,536,226)		$1,737,917,995

CONVERTIBLE PREFERRED STOCKS – 6.2%
Telecommunications – Wireless – 0.7%
T Mobile U.S., Inc. 5.5% (a)	278,862	$14,776,897

Utilities – Electric Power – 5.5%
Dominion Resources, Inc., “A”, 6.125%	194,209	$11,654,482
Dominion Resources, Inc., “B”, 6%	232,796	13,995,696
Dominion Resources, Inc., 6.375%	239,737	12,468,721
Dynegy, Inc., 5.375% (a)	214,113	21,839,526

Issuer	Shares/Par	Value ($)

CONVERTIBLE PREFERRED STOCKS – continued
Utilities – Electric Power – continued
Exelon Corp., 6.5%	524,644	$27,543,810
NextEra Energy, Inc., 5.799%	86,458	4,987,762
NextEra Energy, Inc., 5.889%	258,590	17,310,015

		$109,800,012

Total Convertible Preferred Stocks (Identified Cost, $113,385,802)		$124,576,909

PREFERRED STOCKS – 1.6%
Telephone Services – 1.2%
Oi S.A. (a)	1,578,558	$5,048,932
Telecom Italia S.p.A.	22,589,186	18,880,830

		$23,929,762

Utilities – Electric Power – 0.4%
Companhia Paranaense de Energia	649,200	$8,549,491

Total Preferred Stocks (Identified Cost, $41,722,887)		$32,479,253

BONDS – 0.1%
Asset-Backed & Securitized – 0.0%
Falcon Franchise Loan LLC, FRN, 4.206%, 1/05/23 (i)(z)	$92,915	$7,405

Utilities – Electric Power – 0.1%
Viridian Group FundCo II, Ltd., 11.125%, 4/01/17 (n)	$2,170,000	$2,321,900

Total Bonds (Identified Cost, $2,136,621)		$2,329,305

MONEY MARKET FUNDS – 4.5%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	88,762,069	$88,762,069

COLLATERAL FOR SECURITIES LOANED – 0.1%
Navigator Securities Lending Prime Portfolio, 0.16%, at Cost and Net Asset Value (j)	2,278,884	$2,278,884

Total Investments (Identified Cost, $1,728,822,489)		$1,988,344,415

OTHER ASSETS, LESS LIABILITIES – 0.9%		18,909,439

NET ASSETS – 100.0%		$2,007,253,854

(a)	Non-income producing security.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

(l)	A portion of this security is on loan.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $2,321,900, representing 0.1% of net assets.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

8

MFS Utilities Series

Portfolio of Investments – continued

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Falcon Franchise Loan LLC, FRN, 4.206%, 1/05/23	1/18/02	$3,275	$7,405
% of Net assets			0.0%

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

GDR	Global Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

GBP	British Pound

Derivative Contracts at 12/31/14

Forward Foreign Currency Exchange Contracts at 12/31/14

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	EUR	Barclays Bank PLC	727,269	1/09/15	$907,469	$880,069	$27,400
SELL	EUR	Citibank N.A.	5,784,848	1/09/15	7,317,630	7,000,255	317,375
SELL	EUR	Credit Suisse Group	6,070,570	1/09/15	7,599,293	7,346,008	253,285
SELL	EUR	Deutsche Bank AG	89,934,812	1/09/15-3/18/15	112,921,348	108,870,314	4,051,034
SELL	EUR	Goldman Sachs International	11,612,306	1/09/15	14,722,064	14,052,072	669,992
SELL	EUR	JPMorgan Chase Bank N.A.	6,382,972	1/09/15	8,038,794	7,724,046	314,748
SELL	EUR	Merrill Lynch International	4,976,343	1/09/15	6,248,292	6,021,881	226,411
SELL	EUR	Morgan Stanley Capital Services, Inc.	1,943,521	1/09/15	2,463,412	2,351,858	111,554
SELL	EUR	UBS AG	13,860,700	1/09/15	17,526,751	16,772,858	753,893
BUY	GBP	Barclays Bank PLC	15,882	1/09/15	24,651	24,753	102
BUY	GBP	Deutsche Bank AG	1,593	1/09/15	2,482	2,483	1
SELL	GBP	Barclays Bank PLC	1,824,062	1/09/15	2,908,020	2,842,896	65,124
SELL	GBP	Credit Suisse Group	9,250,921	1/09/15	14,791,939	14,418,042	373,897
SELL	GBP	Deutsche Bank AG	394,864	1/09/15	635,005	615,416	19,589
SELL	GBP	Merrill Lynch International	9,218,705	1/09/15	14,762,955	14,367,831	395,124
SELL	GBP	Morgan Stanley Capital Services, Inc.	4,180,211	1/09/15	6,725,034	6,515,077	209,957

							$7,789,486

Liability Derivatives
BUY	EUR	Barclays Bank PLC	354,610	1/09/15	$433,510	$429,114	$(4,396)
BUY	EUR	Citibank N.A.	345,067	1/09/15	438,558	417,566	(20,992)
BUY	EUR	Credit Suisse Group	2,563,875	1/09/15	3,240,763	3,102,549	(138,214)
BUY	EUR	Deutsche Bank AG	1,277,333	1/09/15	1,592,334	1,545,703	(46,631)
BUY	EUR	Goldman Sachs International	2,691,789	1/09/15	3,355,789	3,257,339	(98,450)
BUY	EUR	JPMorgan Chase Bank N.A.	164,382	1/09/15	201,214	198,918	(2,296)
BUY	EUR	Merrill Lynch International	699,599	1/09/15	850,575	846,585	(3,990)
BUY	GBP	Barclays Bank PLC	944,840	1/09/15	1,480,569	1,472,582	(7,987)
BUY	GBP	Credit Suisse Group	561,745	1/09/15	900,693	875,508	(25,185)
BUY	GBP	Goldman Sachs International	5,689	1/09/15	8,890	8,866	(24)
BUY	GBP	JPMorgan Chase Bank N.A.	750,082	1/09/15	1,170,780	1,169,042	(1,738)

9

MFS Utilities Series

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 12/31/14 – continued

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives – continued
BUY	GBP	Merrill Lynch International	43,616	1/09/15	$68,684	$67,978	$(706)
BUY	GBP	Morgan Stanley Capital Services, Inc.	82,158	1/09/15	128,123	128,048	(75)

							$(350,684)

See Notes to Financial Statements

10

MFS Utilities Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/14
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $1,640,060,420)	$1,899,582,346
Underlying affiliated funds, at cost and value	88,762,069
Total investments, at value, including $2,182,756 of securities on loan (identified cost, $1,728,822,489)	$1,988,344,415
Cash	301,303
Foreign currency, at value (identified cost, $4)	4
Receivables for
Forward foreign currency exchange contracts	7,789,486
Investments sold	23,189,314
Fund shares sold	880,352
Interest and dividends	3,135,192
Other assets	13,366
Total assets		$2,023,653,432
Liabilities
Payables for
Forward foreign currency exchange contracts	$350,684
Investments purchased	11,730,579
Fund shares reacquired	1,563,637
Collateral for securities loaned, at value	2,278,884
Payable to affiliates
Investment adviser	89,326
Shareholder servicing costs	735
Distribution and/or service fees	17,430
Payable for independent Trustees’ compensation	12
Deferred country tax expense payable	19,158
Accrued expenses and other liabilities	349,133
Total liabilities		$16,399,578
Net assets		$2,007,253,854
Net assets consist of
Paid-in capital	$1,560,015,429
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $19,158 deferred country tax)	266,924,499
Accumulated net realized gain (loss) on investments and foreign currency	118,015,109
Undistributed net investment income	62,298,817
Net assets		$2,007,253,854
Shares of beneficial interest outstanding		59,630,362

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$754,927,101	22,225,878	$33.97
Service Class	1,252,326,753	37,404,484	33.48

See Notes to Financial Statements

11

MFS Utilities Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/14
Net investment income
Income
Dividends	$67,808,520
Interest	3,661
Dividends from underlying affiliated funds	38,868
Foreign taxes withheld	(1,858,344)
Total investment income		$65,992,705
Expenses
Management fee	$12,941,118
Distribution and/or service fees	2,825,669
Shareholder servicing costs	104,728
Administrative services fee	253,142
Independent Trustees’ compensation	33,421
Custodian fee	363,083
Shareholder communications	194,537
Audit and tax fees	58,591
Legal fees	21,519
Miscellaneous	38,504
Total expenses		$16,834,312
Fees paid indirectly	(205)
Reduction of expenses by investment adviser	(87,107)
Net expenses		$16,747,000
Net investment income		$49,245,705
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$130,605,353
Foreign currency	13,188,319
Net realized gain (loss) on investments and foreign currency		$143,793,672
Change in unrealized appreciation (depreciation)
Investments (net of $19,158 increase in deferred country tax)	$(7,641,303)
Translation of assets and liabilities in foreign currencies	8,136,947
Net unrealized gain (loss) on investments and foreign currency translation		$495,644
Net realized and unrealized gain (loss) on investments and foreign currency		$144,289,316
Change in net assets from operations		$193,535,021

See Notes to Financial Statements

12

MFS Utilities Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2014	2013
Change in net assets
From operations
Net investment income	$49,245,705	$41,935,192
Net realized gain (loss) on investments and foreign currency	143,793,672	61,786,663
Net unrealized gain (loss) on investments and foreign currency translation	495,644	158,392,287
Change in net assets from operations	$193,535,021	$262,114,142
Distributions declared to shareholders
From net investment income	$(39,350,382)	$(31,581,445)
From net realized gain on investments	(73,072,176)	(27,011,737)
Total distributions declared to shareholders	$(112,422,558)	$(58,593,182)
Change in net assets from fund share transactions	$422,023,434	$(13,283,774)
Total change in net assets	$503,135,897	$190,237,186
Net assets
At beginning of period	1,504,117,957	1,313,880,771
At end of period (including undistributed net investment income of $62,298,817 and $39,771,266, respectively)	$2,007,253,854	$1,504,117,957

See Notes to Financial Statements

13

MFS Utilities Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$31.88	$27.61	$26.08	$25.27	$22.92
Income (loss) from investment operations
Net investment income (d)	$0.99	$0.94	$0.84	$0.97	$0.79
Net realized and unrealized gain (loss) on investments and foreign currency	3.13	4.64	2.57	0.70	2.29
Total from investment operations	$4.12	$5.58	$3.41	$1.67	$3.08
Less distributions declared to shareholders
From net investment income	$(0.74)	$(0.73)	$(1.88)	$(0.86)	$(0.73)
From net realized gain on investments	(1.29)	(0.58)	—	—	—
Total distributions declared to shareholders	$(2.03)	$(1.31)	$(1.88)	$(0.86)	$(0.73)
Net asset value, end of period (x)	$33.97	$31.88	$27.61	$26.08	$25.27
Total return (%) (k)(r)(s)(x)	12.77	20.60	13.40	6.78	13.81
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	0.80	0.82	0.80	0.81
Expenses after expense reductions (f)	0.78	0.80	0.82	0.80	0.81
Net investment income	2.87	3.07	3.11	3.71	3.47
Portfolio turnover	53	50	51	53	56
Net assets at end of period (000 omitted)	$754,927	$525,386	$476,685	$532,447	$541,653

See Notes to Financial Statements

14

MFS Utilities Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$31.47	$27.27	$25.73	$24.95	$22.65
Income (loss) from investment operations
Net investment income (d)	$0.92	$0.85	$0.71	$0.89	$0.73
Net realized and unrealized gain (loss) on investments and foreign currency	3.05	4.58	2.59	0.70	2.25
Total from investment operations	$3.97	$5.43	$3.30	$1.59	$2.98
Less distributions declared to shareholders
From net investment income	$(0.67)	$(0.65)	$(1.76)	$(0.81)	$(0.68)
From net realized gain on investments	(1.29)	(0.58)	—	—	—
Total distributions declared to shareholders	$(1.96)	$(1.23)	$(1.76)	$(0.81)	$(0.68)
Net asset value, end of period (x)	$33.48	$31.47	$27.27	$25.73	$24.95
Total return (%) (k)(r)(s)(x)	12.47	20.30	13.13	6.51	13.51
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.04	1.05	1.07	1.05	1.06
Expenses after expense reductions (f)	1.03	1.05	1.07	1.05	1.06
Net investment income	2.71	2.82	2.66	3.45	3.23
Portfolio turnover	53	50	51	53	56
Net assets at end of period (000 omitted)	$1,252,327	$978,732	$837,196	$1,458,257	$1,335,305

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

15

MFS Utilities Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Utilities Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in securities of issuers in the utility industry. Issuers in a single industry can react similarly to market, economic, political and regulatory conditions and developments. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of

16

MFS Utilities Series

Notes to Financial Statements – continued

trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,315,529,311	$—	$—	$1,315,529,311
Portugal	—	71,902,278	—	71,902,278
United Kingdom	16,775,681	50,520,711	—	67,296,392
Italy	17,821,836	39,869,915	—	57,691,751
Spain	—	54,106,002	—	54,106,002
Brazil	12,019,492	41,052,535	—	53,072,027
Canada	42,332,212	—	—	42,332,212
Denmark	—	24,277,596	—	24,277,596
France	—	22,685,082	—	22,685,082
Other Countries	78,367,904	107,713,602	—	186,081,506
Commercial Mortgage-Backed Securities	—	7,405	—	7,405
Foreign Bonds	—	2,321,900		2,321,900
Mutual Funds	91,040,953	—	—	91,040,953
Total Investments	$1,573,887,389	$414,457,026	$—	$1,988,344,415

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$7,438,802	$—	$7,438,802

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $345,543,467 would have been considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments.

17

MFS Utilities Series

Notes to Financial Statements – continued

Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2014 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange	$7,789,486	$(350,684)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2014 as reported in the Statement of Operations:

Risk	Foreign Currency
Foreign Exchange	$13,790,150

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2014 as reported in the Statement of Operations:

Risk	Translation of Assets and Liabilities in Foreign Currencies
Foreign Exchange	$8,179,497

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

18

MFS Utilities Series

Notes to Financial Statements – continued

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan with a fair value of $2,182,756 and a related liability of $2,278,884 for cash collateral received on securities loaned, both of which are presented gross in the Statement of Assets and Liabilities. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain

19

MFS Utilities Series

Notes to Financial Statements – continued

items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, derivative transactions, and partnership adjustments.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/14	12/31/13
Ordinary income (including any short-term capital gains)	$69,599,950	$31,581,445
Long-term capital gains	42,822,608	27,011,737
Total distributions	$112,422,558	$58,593,182

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/14
Cost of investments	$1,738,341,520
Gross appreciation	346,445,575
Gross depreciation	(96,442,680)
Net unrealized appreciation (depreciation)	$250,002,895
Undistributed ordinary income	100,470,131
Undistributed long-term capital gain	98,328,222
Other temporary differences	(1,562,823)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/14	Year ended 12/31/13	Year ended 12/31/14	Year ended 12/31/13
Initial Class	$15,974,531	$11,928,524	$28,015,023	$9,523,396
Service Class	23,375,851	19,652,921	45,057,153	17,488,341
Total	$39,350,382	$31,581,445	$73,072,176	$27,011,737

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2014, this management fee reduction amounted to $84,173, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.72% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

20

MFS Utilities Series

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2014, the fee was $101,688 which equated to 0.0057% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2014, these costs amounted to $3,040.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.0142% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into services agreements (the Compliance Officer Agreements) which provided for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the Compliance Officer Agreement between the funds and Griffin Compliance LLC was terminated. For the year ended December 31, 2014, the aggregate fees paid by the fund under these agreements were $7,217 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreements in the amount of $2,934, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO, Assistant ICCO, and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2014, purchases and sales of investments, other than short-term obligations, aggregated $906,967,377 and $894,565,810, respectively. Purchases exclude the value of securities acquired in connection with the MFS Utilities Portfolio merger. (See Note 8.)

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,464,376	$50,703,687	1,196,740	$36,397,677
Service Class	5,940,410	201,152,012	4,758,466	143,245,859
	7,404,786	$251,855,699	5,955,206	$179,643,536
Shares issued in connection with acquisition of MFS Utilities Portfolio
Initial Class	5,353,453	$189,030,408
Service Class	3,363,246	117,040,963
	8,716,699	$306,071,371
Shares issued to shareholders in reinvestment of distributions
Initial Class	1,262,979	$43,989,554	731,399	$21,451,920
Service Class	1,991,648	68,433,004	1,281,617	37,141,262
	3,254,627	$112,422,558	2,013,016	$58,593,182

21

MFS Utilities Series

Notes to Financial Statements – continued

	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Shares reacquired
Initial Class	(2,336,474)	$(79,950,659)	(2,710,242)	$(82,329,568)
Service Class	(4,994,588)	(168,375,535)	(5,635,990)	(169,190,924)
	(7,331,062)	$(248,326,194)	(8,346,232)	$(251,520,492)
Net change
Initial Class	5,744,334	$203,772,990	(782,103)	$(24,479,971)
Service Class	6,300,716	218,250,444	404,093	11,196,197
	12,045,050	$422,023,434	(378,010)	$(13,283,774)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2014, the fund’s commitment fee and interest expense were $6,785 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	$43,687,395	$440,213,591	$(395,138,917)	88,762,069

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$38,868	$88,762,069

(8)	Acquisitions

At close of business on August 8, 2014, the fund with net assets of approximately $1,675,061,220, acquired all of the assets and liabilities of MFS Utilities Portfolio, a series of MFS Variable Insurance Trust II. The purpose of the transaction was to provide shareholders of MFS Utilities Portfolio the opportunity to participate in a larger combined portfolio with an identical investment objective and similar investment policies and strategies. The acquisition was accomplished by a tax-free exchange of approximately 8,716,699 shares of the fund (valued at approximately $306,071,371) for all of the assets and liabilities of MFS Utilities Portfolio. MFS Utilities Portfolio then distributed the shares of the fund that MFS Utilities Portfolio received from the fund to its shareholders. MFS Utilities Portfolio’s investments on that date were valued at approximately $295,873,296 with a cost basis of approximately $242,380,563. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from MFS Utilities Portfolio were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of MFS Utilities Portfolio that have been included in the fund’s Statement of Operations since August 8, 2014.

Assuming the acquisition had been completed on January 1, 2014, the fund’s pro forma results of operations for the year ended December 31, 2014 are as follows:

Net investment income	$56,865,630
Net realized and unrealized gain (loss) on investments and foreign currency	169,043,953
Change in net assets from operations	$225,909,583

22

MFS Utilities Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Utilities Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Utilities Series (one of the series of MFS Variable Insurance Trust) (the “Fund”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Utilities Series as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2015

23

MFS Utilities Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

24

MFS Utilities Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A

Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2015, the Trustees served as board members of 135 funds within the MFS Family of Funds.

25

MFS Utilities Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Claud Davis Maura Shaughnessy

26

MFS Utilities Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

27

MFS Utilities Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

28

MFS Utilities Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $47,105,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 36.99% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

29

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

30

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

31

ANNUAL REPORT

December 31, 2014

MFS® VALUE SERIES

MFS® Variable Insurance Trust

VLU-ANN

MFS® VALUE SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Value Series

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

As 2015 begins, sharply lower oil prices are reshaping the global economy, adding to deflationary pressures in the eurozone and exacerbating challenges faced by oil exporters such as Russia. The U.S. economy stands on firmer ground, having expanded steadily over the past year. The U.S. labor market has regained momentum, consumer confidence is buoyant and gasoline prices have tumbled, boosting prospects for a stronger economic rebound in 2015.

Other regions are struggling. The eurozone economy is barely expanding, and the European Central Bank (ECB) has introduced large-scale asset purchases.

Despite Japan’s efforts to strengthen its economy, its sales tax increase last spring tipped the country into a recession, leading to additional monetary stimulus from the Bank of Japan. China’s economy is slowing as it transitions to a more sustainable basis, and its growth rate will likely continue to decline.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 13, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Value Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
JPMorgan Chase & Co.	4.3%
Johnson & Johnson	3.5%
Philip Morris International, Inc.	3.3%
Wells Fargo & Co.	3.3%
Pfizer, Inc.	2.8%
Accenture PLC, “A”	2.2%
Honeywell International, Inc.	2.2%
United Technologies Corp.	2.1%
3M Co.	2.1%
Lockheed Martin Corp.	2.0%

Equity sectors
Financial Services	25.7%
Health Care	14.4%
Industrial Goods & Services	11.4%
Consumer Staples	11.2%
Leisure	6.9%
Energy	5.9%
Retailing	4.7%
Basic Materials	4.3%
Special Products & Services	3.6%
Technology	3.5%
Utilities & Communications	2.8%
Autos & Housing	2.3%
Transportation	2.2%

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 12/31/14.

The portfolio is actively managed and current holdings may be different.

2

MFS Value Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2014, Initial Class shares of the MFS Value Series (“fund”) provided a total return of 10.51%, while Service Class shares of the fund provided a total return of 10.20%. These compare with a return of 13.45% for the fund’s benchmark, the Russell 1000 Value Index.

Market Environment

Early in the period, US equities suffered what proved to be a temporary setback due to concerns over emerging markets as well as what was perceived at the time to be a pause in US economic growth, partially caused by extreme weather events and a weak December 2013 labor market report. Markets soon recovered as the economic pause concluded and investors appeared to have become increasingly comfortable that newly-installed US Federal Reserve (“Fed”) Chair Janet Yellen would not make any substantial changes to the trajectory of Fed monetary policy.

A generally risk-friendly, carry trade environment persisted from February 2014 until mid-year. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the US, coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets late in the period with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading close to all-time highs and US Treasury yields were close to their lows for the period. However, credit markets did not fare as well in the second half of 2014, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility as oil prices began to decline in an accelerated fashion in the fourth quarter.

Detractors from Performance

The combination of weak stock selection and an underweight position in the technology sector detracted from performance relative to the Russell 1000 Value Index. Within this sector, holdings of poor-performing diversified technology products and services company International Business Machines (IBM) (b) and an underweight position at the beginning of the period and not owning shares of semiconductor firm Intel for the balance of the period weakened relative results. Shares of IBM declined after the tech giant reported sharply lower third-quarter earnings as sales declined across most of its segments.

Stock selection within the consumer staples sector also weighed on relative performance. Here, the fund’s overweight position in tobacco company Phillip Morris, and holdings of spirits maker Diageo (b) (United Kingdom) and global food company Nestle (Switzerland), held back relative performance. Philip Morris’s shares fell as the company experienced substantial headwinds from its foreign currency exposure and weaker volume trends in the Philippines, Japan and Russia. In addition, the company slowed the pace of its share repurchase program, which had previously been an offset to these weaker near-term trends.

Stock selection and, to a lesser extent, an underweight position in the utilities & communications sector dampened relative results. The fund’s holdings of telecommunications company Verizon Communications (b) weighed on relative results as the stock underperformed the benchmark.

Other top relative detractors during the period included not holding shares of strong-performing investment firm Berkshire Hathaway and diversified health care company UnitedHealth. Berkshire Hathaway reported strong earnings during the reporting period as a result of increased insurance premiums and a stronger presence in the commercial businesses market. Holdings of media company Viacom (b), and an overweight position in investment management firm Franklin Resources, also hurt relative returns.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposure to holdings of securities denominated in foreign currencies, was another detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Contributors to Performance

An underweight allocation to the energy sector was a positive factor for relative performance. Within this sector, an underweight position in integrated oil and gas company Exxon Mobil supported relative returns as the stock underperformed the benchmark. The stock fell throughout the period as global oil prices declined. Additionally, the company missed earnings expectations due to weaker-than-expected production growth.

Stock selection in the industrial goods & services sector also benefited relative returns. Not holding weak-performing diversified industrial conglomerate General Electric, and the fund’s holdings of defense contractor Lockheed Martin (b), bolstered relative results.

3

MFS Value Series

Management Review – continued

Shares of General Electric traded lower after earnings estimates began to decline towards the end of the period as global energy commodity weakness was expected to pressure its energy business. Investors also appeared to have reacted unfavorably to a volatile global macroeconomic environment and the potential impact on the company’s bottom line. Lockheed Martin outpaced the benchmark during the reporting period due to earnings results that exceeded expectations on higher-than-anticipated operating margins. Additionally, the company benefited from management’s decision to freeze its defined benefit plan.

Stocks in other sectors that contributed to relative results included an overweight position in retail pharmacy chain CVS Health, and not holding shares of poor-performing precious metals company Freeport McMoRan. Holdings of tobacco company Lorillard (b), auto parts retailer Advance Auto Parts (b) and soft drinks manufacturer Dr Pepper Snapple Group (b) were also among the fund’s top relative contributors. Underweight positions in telecommunications company AT&T and financial services firm Citigroup also helped.

Respectfully,

Nevin Chitkara	Steven Gorham
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Value Series

PERFORMANCE SUMMARY THROUGH 12/31/14

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/14

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	1/02/02	10.51%	14.19%	8.37%
Service Class	1/02/02	10.20%	13.90%	8.10%

Comparative benchmark
Russell 1000 Value Index (f)		13.45%	15.42%	7.30%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 1000 Value Index – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Value Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2014 through December 31, 2014

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/14	Ending Account Value 12/31/14	Expenses Paid During Period (p) 7/01/14-12/31/14
Initial Class	Actual	0.72%	$1,000.00	$1,054.77	$3.73
	Hypothetical (h)	0.72%	$1,000.00	$1,021.58	$3.67
Service Class	Actual	0.97%	$1,000.00	$1,053.31	$5.02
	Hypothetical (h)	0.97%	$1,000.00	$1,020.32	$4.94

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Value Series

PORTFOLIO OF INVESTMENTS – 12/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.8%
Aerospace – 7.1%
Honeywell International, Inc.	562,476	$56,202,603
Lockheed Martin Corp.	274,711	52,901,097
Northrop Grumman Corp.	142,365	20,983,177
United Technologies Corp.	473,462	54,448,130

		$184,535,007

Alcoholic Beverages – 1.3%
Diageo PLC	1,208,618	$34,664,553

Automotive – 1.7%
Delphi Automotive PLC	257,845	$18,750,488
Johnson Controls, Inc.	517,060	24,994,680

		$43,745,168

Broadcasting – 3.7%
Omnicom Group, Inc.	397,571	$30,799,825
Time Warner, Inc.	262,377	22,412,243
Viacom, Inc., “B”	236,196	17,773,749
Walt Disney Co.	275,799	25,977,508

		$96,963,325

Brokerage & Asset Managers – 3.0%
BlackRock, Inc.	71,617	$25,607,375
Franklin Resources, Inc.	591,329	32,741,887
NASDAQ OMX Group, Inc.	405,813	19,462,791

		$77,812,053

Business Services – 3.6%
Accenture PLC, “A”	650,889	$58,130,897
Equifax, Inc.	53,862	4,355,820
Fidelity National Information Services, Inc.	209,962	13,059,636
Fiserv, Inc. (a)	255,998	18,168,178

		$93,714,531

Cable TV – 1.2%
Comcast Corp., “Special A”	527,625	$30,372,733

Chemicals – 3.8%
3M Co.	325,405	$53,470,550
E.I. du Pont de Nemours & Co.	86,274	6,379,100
PPG Industries, Inc.	166,932	38,586,332

		$98,435,982

Computer Software – 1.0%
Oracle Corp.	592,128	$26,627,996

Computer Software – Systems – 1.4%
International Business Machines Corp.	220,408	$35,362,260

Construction – 0.6%
Stanley Black & Decker, Inc.	160,414	$15,412,577

Consumer Products – 0.6%
Procter & Gamble Co.	157,703	$14,365,166

Containers – 0.5%
Crown Holdings, Inc. (a)	255,696	$13,014,926

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electrical Equipment – 2.9%
Danaher Corp.	397,309	$34,053,354
Pentair PLC	155,415	10,322,664
Tyco International PLC	690,059	30,265,988

		$74,642,006

Electronics – 1.2%
Texas Instruments, Inc.	573,064	$30,638,867

Energy – Independent – 1.7%
EOG Resources, Inc.	163,068	$15,013,671
Occidental Petroleum Corp.	347,640	28,023,260

		$43,036,931

Energy – Integrated – 3.4%
Chevron Corp.	342,625	$38,435,673
Exxon Mobil Corp.	538,014	49,739,394

		$88,175,067

Food & Beverages – 4.3%
Danone S.A.	278,273	$18,306,604
Dr Pepper Snapple Group, Inc.	71,025	5,091,072
General Mills, Inc.	709,919	37,859,980
Kellogg Co.	114,478	7,491,440
Nestle S.A.	576,263	42,240,966

		$110,990,062

Food & Drug Stores – 1.8%
CVS Health Corp.	499,805	$48,136,220

General Merchandise – 1.9%
Kohl’s Corp.	110,808	$6,763,720
Target Corp.	562,565	42,704,309

		$49,468,029

Insurance – 7.8%
ACE Ltd.	257,443	$29,575,052
Aon PLC	320,713	30,413,214
Chubb Corp.	194,864	20,162,578
MetLife, Inc.	897,271	48,533,388
Prudential Financial, Inc.	291,359	26,356,335
Travelers Cos., Inc.	460,128	48,704,549

		$203,745,116

Leisure & Toys – 0.6%
Hasbro, Inc.	212,482	$11,684,385
Mattel, Inc.	115,624	3,577,985

		$15,262,370

Machinery & Tools – 1.3%
Eaton Corp. PLC	325,239	$22,103,242
Illinois Tool Works, Inc.	126,122	11,943,753

		$34,046,995

7

MFS Value Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Major Banks – 12.6%
Bank of New York Mellon Corp.	792,893	$32,167,669
Goldman Sachs Group, Inc.	261,831	50,750,703
JPMorgan Chase & Co.	1,786,410	111,793,538
PNC Financial Services Group, Inc.	233,396	21,292,717
State Street Corp.	317,381	24,914,409
Wells Fargo & Co.	1,568,916	86,007,975

		$326,927,011

Medical & Health Technology & Services – 1.1%
Express Scripts Holding Co. (a)	324,165	$27,447,051

Medical Equipment – 5.1%
Abbott Laboratories	703,637	$31,677,738
Covidien PLC	209,613	21,439,218
Medtronic, Inc.	470,600	33,977,320
St. Jude Medical, Inc.	270,359	17,581,446
Thermo Fisher Scientific, Inc.	220,952	27,683,076

		$132,358,798

Oil Services – 0.8%
Baker Hughes, Inc.	81,984	$4,596,843
Schlumberger Ltd.	196,241	16,760,944

		$21,357,787

Other Banks & Diversified Financials – 2.3%
Citigroup, Inc.	173,403	$9,382,836
U.S. Bancorp	1,135,617	51,045,984

		$60,428,820

Pharmaceuticals – 8.2%
Johnson & Johnson	877,701	$91,781,194
Merck & Co., Inc.	612,604	34,789,781
Novartis AG	93,712	8,618,457
Pfizer, Inc.	2,314,764	72,104,899
Roche Holding AG	26,639	7,220,247

		$214,514,578

Printing & Publishing – 0.5%
McGraw-Hill Cos., Inc.	127,598	$11,353,670
Time, Inc.	28,318	696,906

		$12,050,576

Railroad & Shipping – 0.6%
Canadian National Railway Co.	227,052	$15,646,153

Restaurants – 0.9%
McDonald’s Corp.	261,701	$24,521,384

Specialty Stores – 0.9%
Advance Auto Parts, Inc.	110,172	$17,548,196
Bed Bath & Beyond, Inc. (a)	92,271	7,028,282

		$24,576,478

Telecommunications – Wireless – 0.6%
Vodafone Group PLC	4,447,573	$15,239,444

Telephone Services – 1.9%
AT&T, Inc.	212,625	$7,142,074
Verizon Communications, Inc.	925,550	43,297,229

		$50,439,303

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Tobacco – 5.1%
Altria Group, Inc.	288,472	$14,213,015
Imperial Tobacco Group PLC	125,838	5,510,842
Lorillard, Inc.	425,164	26,759,822
Philip Morris International, Inc.	1,056,315	86,036,857

		$132,520,536

Trucking – 1.6%
United Parcel Service, Inc., “B”	382,858	$42,562,324

Utilities – Electric Power – 0.2%
Duke Energy Corp.	76,702	$6,407,685

Total Common Stocks (Identified Cost, $1,629,977,657)		$2,570,165,868

CONVERTIBLE PREFERRED STOCKS – 0.1%
Aerospace – 0.1%
United Technologies Corp., 7.5% (Identified Cost, $1,982,947)	38,603	$2,367,522

MONEY MARKET FUNDS – 0.0%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	1,800	$1,800

Total Investments (Identified Cost, $1,631,962,404)		$2,572,535,190

OTHER ASSETS, LESS LIABILITIES – 1.1%		27,993,789

NET ASSETS – 100.0%		$2,600,528,979

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

See Notes to Financial Statements

8

MFS Value Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/14
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $1,631,960,604)	$2,572,533,390
Underlying affiliated funds, at cost and value	1,800
Total investments, at value (identified cost, $1,631,962,404)	$2,572,535,190
Foreign currency, at value (identified cost, $127)	126
Receivables for
Investments sold	34,294,863
Fund shares sold	596,142
Interest and dividends	4,897,588
Other assets	15,705
Total assets		$2,612,339,614
Liabilities
Payable to custodian	$6,007,752
Payables for
Investments purchased	261,209
Fund shares reacquired	5,214,357
Payable to affiliates
Investment adviser	95,195
Shareholder servicing costs	501
Distribution and/or service fees	20,554
Payable for independent Trustees’ compensation	6
Accrued expenses and other liabilities	211,061
Total liabilities		$11,810,635
Net assets		$2,600,528,979
Net assets consist of
Paid-in capital	$1,479,348,956
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	940,513,497
Accumulated net realized gain (loss) on investments and foreign currency	129,172,996
Undistributed net investment income	51,493,530
Net assets		$2,600,528,979
Shares of beneficial interest outstanding		128,910,035

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$1,118,647,376	55,001,452	$20.34
Service Class	1,481,881,603	73,908,583	20.05

See Notes to Financial Statements

9

MFS Value Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/14
Net investment income
Income
Dividends	$72,997,039
Interest	43,891
Dividends from underlying affiliated funds	16,631
Foreign taxes withheld	(391,795)
Total investment income		$72,665,766
Expenses
Management fee	$16,929,299
Distribution and/or service fees	3,424,852
Shareholder servicing costs	85,511
Administrative services fee	341,543
Independent Trustees’ compensation	42,261
Custodian fee	159,880
Shareholder communications	156,022
Audit and tax fees	56,725
Legal fees	29,612
Miscellaneous	59,402
Total expenses		$21,285,107
Fees paid indirectly	(15)
Reduction of expenses by investment adviser	(117,807)
Net expenses		$21,167,285
Net investment income		$51,498,481
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$201,225,901
Foreign currency	(13,532)
Net realized gain (loss) on investments and foreign currency		$201,212,369
Change in unrealized appreciation (depreciation)
Investments	$(8,786,852)
Translation of assets and liabilities in foreign currencies	(81,890)
Net unrealized gain (loss) on investments and foreign currency translation		$(8,868,742)
Net realized and unrealized gain (loss) on investments and foreign currency		$192,343,627
Change in net assets from operations		$243,842,108

See Notes to Financial Statements

10

MFS Value Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2014	2013
Change in net assets
From operations
Net investment income	$51,498,481	$36,767,152
Net realized gain (loss) on investments and foreign currency	201,212,369	81,105,549
Net unrealized gain (loss) on investments and foreign currency translation	(8,868,742)	573,023,259
Change in net assets from operations	$243,842,108	$690,895,960
Distributions declared to shareholders
From net investment income	$(36,745,114)	$(24,530,172)
From net realized gain on investments	(80,580,203)	(6,945,411)
Total distributions declared to shareholders	$(117,325,317)	$(31,475,583)
Change in net assets from fund share transactions	$(20,388,062)	$(176,337,066)
Total change in net assets	$106,128,729	$483,083,311
Net assets
At beginning of period	2,494,400,250	2,011,316,939
At end of period (including undistributed net investment income of $51,493,530 and $36,744,827, respectively)	$2,600,528,979	$2,494,400,250

See Notes to Financial Statements

11

MFS Value Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$19.28	$14.40	$12.68	$12.98	$11.80
Income (loss) from investment operations
Net investment income (d)	$0.44	$0.30	$0.28	$0.24	$0.19
Net realized and unrealized gain (loss) on investments and foreign currency	1.55	4.83	1.77	(0.30)	1.16
Total from investment operations	$1.99	$5.13	$2.05	$(0.06)	$1.35
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.20)	$(0.23)	$(0.19)	$(0.17)
From net realized gain on investments	(0.62)	(0.05)	(0.10)	(0.05)	—
Total distributions declared to shareholders	$(0.93)	$(0.25)	$(0.33)	$(0.24)	$(0.17)
Net asset value, end of period (x)	$20.34	$19.28	$14.40	$12.68	$12.98
Total return (%) (k)(r)(s)(x)	10.51	35.89	16.26	(0.30)	11.53
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.73	0.73	0.78	0.79	0.83
Expenses after expense reductions (f)	0.72	0.73	0.78	0.79	0.83
Net investment income	2.23	1.74	2.02	1.81	1.60
Portfolio turnover	13	15	16	18	28
Net assets at end of period (000 omitted)	$1,118,647	$1,090,381	$988,594	$352,752	$389,052

See Notes to Financial Statements

12

MFS Value Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$19.03	$14.22	$12.54	$12.83	$11.68
Income (loss) from investment operations
Net investment income (d)	$0.38	$0.25	$0.24	$0.20	$0.16
Net realized and unrealized gain (loss) on investments and foreign currency	1.52	4.78	1.74	(0.27)	1.15
Total from investment operations	$1.90	$5.03	$1.98	$(0.07)	$1.31
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.17)	$(0.20)	$(0.17)	$(0.16)
From net realized gain on investments	(0.62)	(0.05)	(0.10)	(0.05)	—
Total distributions declared to shareholders	$(0.88)	$(0.22)	$(0.30)	$(0.22)	$(0.16)
Net asset value, end of period (x)	$20.05	$19.03	$14.22	$12.54	$12.83
Total return (%) (k)(r)(s)(x)	10.20	35.59	15.88	(0.47)	11.22
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	0.98	1.03	1.04	1.08
Expenses after expense reductions (f)	0.97	0.98	1.03	1.04	1.08
Net investment income	1.99	1.49	1.76	1.58	1.35
Portfolio turnover	13	15	16	18	28
Net assets at end of period (000 omitted)	$1,481,882	$1,404,019	$1,022,722	$831,481	$750,049

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Value Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Value Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price

14

MFS Value Series

Notes to Financial Statements – continued

movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$2,425,086,124	$—	$—	$2,425,086,124
Switzerland	—	58,079,670	—	58,079,670
United Kingdom	—	55,414,839	—	55,414,839
France	—	18,306,604	—	18,306,604
Canada	15,646,153	—	—	15,646,153
Mutual Funds	1,800	—	—	1,800
Total Investments	$2,440,734,077	$131,801,113	$—	$2,572,535,190

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $123,182,657 were considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income, in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2014, there were no securities on loan or collateral outstanding.

15

MFS Value Series

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and redemptions in-kind.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/14	12/31/13
Ordinary income (including any short-term capital gains)	$83,022,402	$30,725,336
Long-term capital gains	34,302,915	750,247
Total distributions	$117,325,317	$31,475,583

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/14
Cost of investments	$1,640,507,823
Gross appreciation	938,671,720
Gross depreciation	(6,644,353)
Net unrealized appreciation (depreciation)	$932,027,367
Undistributed ordinary income	57,139,410
Undistributed long-term capital gain	132,191,502
Capital loss carryforwards	(114,669)
Other temporary differences	(63,587)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after December 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or

16

MFS Value Series

Notes to Financial Statements – continued

long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2014, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

12/31/15	$(114,669)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/14	Year ended 12/31/13	Year ended 12/31/14	Year ended 12/31/13
Initial Class	$17,440,139	$12,074,098	$35,286,353	$3,123,247
Service Class	19,304,975	12,456,074	45,293,850	3,822,164
Total	$36,745,114	$24,530,172	$80,580,203	$6,945,411

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

The investment adviser has agreed in writing to reduce its management fee to 0.60% of average daily net assets in excess of $2.5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2016. For the year ended December 31, 2014, the fund’s average daily net assets did not exceed $2.5 billion and therefore, the management fee was not reduced in accordance with this agreement. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2014, this management fee reduction amounted to $113,604, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.69% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.90% of average daily net assets for the Initial Class shares and 1.15% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2016. For the year ended December 31, 2014, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2014, the fee was $84,214, which equated to 0.0034% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2014, these costs amounted to $1,297.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services.

17

MFS Value Series

Notes to Financial Statements – continued

The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2014 was equivalent to an annual effective rate of 0.0139% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into services agreements (the Compliance Officer Agreements) which provided for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the Compliance Officer Agreement between the funds and Griffin Compliance LLC was terminated. For the year ended December 31, 2014, the aggregate fees paid by the fund under these agreements were $11,527 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreements in the amount of $4,203, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO, Assistant ICCO, and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2014, purchases and sales of investments, other than in-kind transactions and short-term obligations, aggregated $318,408,470 and $612,418,325, respectively. Purchases exclude the value of securities acquired in connection with the MFS Value Portfolio merger. (See Note 9)

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,907,102	$36,814,672	3,103,945	$53,050,210
Service Class	11,164,519	216,843,288	12,444,915	206,112,163
	13,071,621	$253,657,960	15,548,860	$259,162,373
Shares issued in connection with acquisition of MFS Value Portfolio
Initial Class	7,020,532	$138,866,125
Service Class	9,696,511	188,984,993
	16,717,043	$327,851,118
Shares issued to shareholders in reinvestment of distributions
Initial Class	2,709,480	$52,726,492	887,695	$15,197,345
Service Class	3,364,522	64,598,825	962,640	16,278,238
	6,074,002	$117,325,317	1,850,335	$31,475,583
Shares reacquired
Initial Class	(13,190,894)	$(259,093,870)	(16,107,655)	$(273,027,465)
Service Class	(24,112,024)	(460,128,587)	(11,542,581)	(193,947,557)
	(37,302,918)	$(719,222,457)	(27,650,236)	$(466,975,022)

18

MFS Value Series

Notes to Financial Statements – continued

	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Net change
Initial Class	(1,553,780)	$(30,686,581)	(12,116,015)	$(204,779,910)
Service Class	113,528	10,298,519	1,864,974	28,442,844
	(1,440,252)	$(20,388,062)	(10,251,041)	$(176,337,066)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio, were the owners of record of approximately 7%, 2%, and 2%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2014, the fund’s commitment fee and interest expense were $9,399 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	883	369,437,767	(369,436,850)	1,800

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$16,631	$1,800

(8)	Redemptions In-Kind

On May 1, 2014, the fund recorded redemption proceeds for a distribution in-kind of portfolio securities and cash that were valued at $140,669,019. The redeeming shareholder generally receives a pro rata share of the securities held by the fund. The distribution of such securities generated a realized gain of $61,559,212 for the fund.

(9)	Acquisitions

At close of business on August 8, 2014, the fund with net assets of approximately $2,239,425,210, acquired all of the assets and liabilities of MFS Value Portfolio, a series of Variable Insurance Trust II. The purpose of the transaction was to provide shareholders of MFS Value Portfolio the opportunity to participate in a larger combined portfolio with an identical investment objective and similar investment policies and strategies. The acquisition was accomplished by a tax-free exchange of approximately 16,717,043 shares of the fund (valued at approximately $327,851,118) for all of the assets and liabilities of MFS Value Portfolio. MFS Value Portfolio then distributed the shares of the fund that MFS Value Portfolio received from the fund to its shareholders. MFS Value Portfolio’s investments on that date were valued at approximately $328,251,524 with a cost basis of approximately $209,873,974. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from MFS Value Portfolio were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of MFS Value Portfolio that have been included in the fund’s Statement of Operations since August 8, 2014.

Assuming the acquisition had been completed on January 1, 2014, the fund’s pro forma results of operations for the year ended December 31, 2014 are as follows:

Net investment income	$56,799,885
Net realized and unrealized gain (loss) on investments and foreign currency	195,583,530
Change in net assets from operations	$252,383,415

19

MFS Value Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Value Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Value Series (one of the series of MFS Variable Insurance Trust) (the “Fund”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Value Series as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2015

20

MFS Value Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

21

MFS Value Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A

Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2015, the Trustees served as board members of 135 funds within the MFS Family of Funds.

22

MFS Value Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Nevin Chitkara Steven Gorham

23

MFS Value Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

24

MFS Value Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion, and that MFS has agreed in writing to further reduce its advisory fee rate on the Fund’s average daily net assets over $2.5 billion, which may not be changed without the Trustees’ approval. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

25

MFS Value Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $37,734,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 59% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

26

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Mses. Maryanne L. Roepke and Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Mses. Roepke and Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to each series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended December 31, 2014 and 2013, audit fees billed to each Fund by Deloitte were as follows:

	Audit Fees
	2014	2013
Fees billed by Deloitte:
MFS Core Equity Series	44,083	43,541
MFS Growth Series	44,083	43,541
MFS Global Equity Series	43,306	42,774
MFS High Income Series+	N/A	0
MFS Investors Growth Stock Series	43,306	42,774
MFS Investors Trust Series	43,306	42,774
MFS Mid Cap Growth Series	43,306	42,774
MFS New Discovery Series	43,306	42,774
MFS Research Bond Series	61,946	61,192
MFS Research International Series	43,297	42,765
MFS Research Series	44,083	43,541
MFS Strategic Income Series+	N/A	0
MFS Total Return Series	61,113	60,369
MFS Utilities Series	43,306	42,774
MFS Value Series	44,083	43,541

Total	602,524	595,134

For the fiscal years ended December 31, 2014 and 2013, fees billed by Deloitte for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2014	2013	2014	2013[4]	2014	2013
Fees billed by Deloitte:
To MFS Core Equity Series	4,900	2,400	5,057	4,997	1,005	1,188
To MFS Growth Series	2,400	2,400	5,057	4,997	1,119	1,343
To MFS Global Equity Series	2,400	2,400	5,057	4,997	1,005	1,186
To MFS High Income Series+	N/A	3,700	N/A	7,567	16	1,227
To MFS Investors Growth Stock Series	4,900	2,400	5,057	4,997	1,033	1,236
To MFS Investors Trust Series	2,400	2,400	5,057	4,997	1,054	1,274
To MFS Mid Cap Growth Series	2,400	2,400	5,057	4,997	1,039	1,231
To MFS New Discovery Series	4,900	2,400	5,057	4,997	1,076	1,309
To MFS Research Bond Series	2,400	2,400	5,057	4,997	1,237	1,492
To MFS Research International Series	4,900	2,400	5,057	4,997	1,012	1,200
To MFS Research Series	2,400	2,400	5,057	4,997	1,063	1,263
To MFS Strategic Income Series+	N/A	3,700	N/A	7,997	2	1,183
To MFS Total Return Series	2,400	4,900	5,057	4,997	1,234	1,571
To MFS Utilities Series	4,900	2,400	5,057	4,997	1,139	1,400
To MFS Value Series	4,900	2,400	5,057	4,997	1,204	1,475

Total fees billed by Deloitte To above Funds:	46,200	41,100	65,471	80,525	14,238	19,578

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2014	2013	2014	2013	2014	2013
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Core Equity Series*	1,686,271	1,589,808	0	0	0	0
To MFS and MFS Related Entities of MFS Growth Series*	1,686,271	1,589,808	0	0	0	0
To MFS and MFS Related Entities of MFS Global Equity Series*	1,686,271	1,589,808	0	0	0	0
To MFS and MFS Related Entities of MFS High Income Series+*	N/A	1,589,808	0	0	0	0
To MFS and MFS Related Entities of MFS Investors Growth Stock Series*	1,686,271	1,589,808	0	0	0	0
To MFS and MFS Related Entities of MFS Investors Trust Series*	1,686,271	1,589,808	0	0	0	0
To MFS and MFS Related Entities of MFS Mid Cap Growth Series*	1,686,271	1,589,808	0	0	0	0
To MFS and MFS Related Entities of MFS New Discovery Series*	1,686,271	1,589,808	0	0	0	0
To MFS and MFS Related Entities of MFS Research Bond Series*	1,686,271	1,589,808	0	0	0	0
To MFS and MFS Related Entities of MFS Research International Series*	1,686,271	1,589,808	0	0	0	0
To MFS and MFS Related Entities of MFS Research Series*	1,686,271	1,589,808	0	0	0	0
To MFS and MFS Related Entities of MFS Strategic Income Series+*	N/A	1,589,808	0	0	0	0
To MFS and MFS Related Entities of MFS Total Return Series*	1,686,271	1,589,808	0	0	0	0
To MFS and MFS Related Entities of MFS Utilities Series*	1,686,271	1,589,808	0	0	0	0
To MFS and MFS Related Entities of MFS Value Series*	1,686,271	1,589,808	0	0	0	0

	Aggregate fees for non-audit services:
	2014	2013
Fees billed by Deloitte:
To MFS Core Equity Series, MFS and MFS Related Entities#	1,700,571	1,613,213
To MFS Growth Series, MFS and MFS Related Entities#	1,698,185	1,613,368
To MFS Global Equity Series, MFS and MFS Related Entities#	1,698,071	1,613,211
To MFS High Income Series, MFS and MFS Related Entities+#	N/A	1,617,122
To MFS Investors Growth Stock Series, MFS and MFS Related Entities#	1,700,599	1,613,261
To MFS Investors Trust Series, MFS and MFS Related Entities#	1,698,120	1,613,299
To MFS Mid Cap Growth Series, MFS and MFS Related Entities#	1,698,105	1,613,256
To MFS New Discovery Series, MFS and MFS Related Entities#	1,700,642	1,613,334
To MFS Research Bond Series, MFS and MFS Related Entities#	1,698,303	1,613,517
To MFS Research International Series, MFS and MFS Related Entities#	1,700,578	1,613,225
To MFS Research Series, MFS and MFS Related Entities#	1,698,129	1,613,288
To MFS Strategic Income Series, MFS and MFS Related Entities+#	N/A	1,617,508
To MFS Total Return Series, MFS and MFS Related Entities#	1,698,300	1,616,096
To MFS Utilities Series, MFS and MFS Related Entities#	1,700,705	1,613,425
To MFS Value Series, MFS and MFS Related Entities#	1,700,770	1,613,500

+	MFS High Income Series and MFS Strategic Income Series were reorganized into the MFS High Yield Portfolio and MFS Strategic Income Portfolio, respectively, each a series of MFS Variable Insurance Trust II, as of August 16, 2013. Effective September 11, 2013, MFS High Income Series and MFS Strategic Income Series were each terminated as a series of the Registrant.
*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS VARIABLE INSURANCE TRUST

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President

Date: February 13, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President (Principal Executive Officer)

Date: February 13, 2015

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: February 13, 2015

*	Print name and title of each signing officer under his or her signature.